                                                   File No. 33-02633
                                                   Rule 497(e)

CASH RESERVES FUND.
The Fund seeks to obtain maximum current income consistent with capital preservation and maintenance of liquidity. The Fund invests solely in money market instruments maturing in thirteen months or less from the time of investment.

GOVERNMENT RESERVES FUND
The Fund seeks to obtain maximum current income consistent with safety of capital and maintenance of liquidity. The Fund invests in U.S. Government Securities maturing in thirteen months or less from the date of purchase and repurchase agreements for U.S. Government Securities regardless of the maturities of such securities. U.S. Government Securities include securities issued or guaranteed by the U.S. Government or by its agencies or instrumentalities.



Each Fund is a "no-load" money market fund and attempts to maintain its net asset value at $1.00 per share. SHARES OF THE FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

There are no sales or redemption charges, and the Funds have no 12b-1 plans. The Funds are series of the STEIN ROE INCOME TRUST.

This prospectus contains information you should know before investing in the Funds. Please read it carefully and retain it for future reference.


A Statement of Additional Information dated November 1, 1995, containing more detailed information, has been filed with the Securities and Exchange Commission and (together with any supplements thereto) is incorporated herein by reference. The Statement of Additional Information and the most recent financial statements may be obtained without charge by writing to the Secretary at the address shown on the back cover or by calling 800-338-2550.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this prospectus is November 1, 1995.

TABLE OF CONTENTS
                                       Page
Summary ................................2
Fee Table ..............................4
Financial Highlights....................5
The Funds...............................8
How the Funds Invest ...................9
   Cash Reserves........................9
   Government Reserves.................10
Restrictions on the Funds' Investments 11
Risks and Investment Considerations ...12
How to Purchase Shares.................14
   By Check ...........................14
   By Wire.............................15
   By Electronic Transfer .............15
   By Exchange ........................15
   Purchase Price and Effective Date ..15
   Conditions of Purchase .............16
   Purchases Through Third Parties.....16
How to Redeem Shares ..................16
   By Written Request .................16
   By Exchange.........................17
   Special Redemption Privileges ......18
   General Redemption Policies.........20
Shareholder Services...................21
Net Asset Value........................23
Distributions and Income Taxes.........24
Management of the Funds................25
Organization and Description of Shares.27
Certificate of Authorization ..........29

SUMMARY


Stein Roe Government Reserves Fund ("Government Reserves") and Stein Roe Cash Reserves Fund ("Cash Reserves") are series of the Stein Roe Income Trust, an open-end diversified management investment company organized as a Massachusetts business trust. The Funds are "no-load" funds--there are no sales or redemption charges.
(See The Funds and Organization and Description of Shares.)


NET ASSET VALUE.
Each Fund attempts to maintain its price per share at $1.00.
There is no assurance that the Funds will always be able to do so. (See Net Asset Value.)

INVESTMENT OBJECTIVES AND POLICIES.
Each Fund is a money market fund with the objective of seeking maximum current income consistent with safety of capital and maintenance of liquidity. Government Reserves pursues its objective by investing in U.S. Government Securities maturing in thirteen months or less from the date of purchase and repurchase agreements for U.S. Government Securities (regardless of the maturities of such securities). U.S. Government Securities include securities issued or guaranteed by the U.S. Government or by its agencies or instrumentalities. Cash Reserves pursues its objective by investing in a wide range of high-quality U.S. dollar-denominated money market instruments maturing in thirteen months or less from the date of purchase. Under normal market conditions, Cash Reserves will invest at least 25% of its total assets in securities of issuers in the financial services industry. The securities in which Cash Reserves may invest generally yield more than the securities in which Government Reserves may invest. (See How the Funds Invest.)


INVESTMENT RISKS.
Cash Reserves' policy of normally investing at least 25% of its assets in securities of issuers in the financial services industry may cause the Fund to be more adversely affected by changes in market or economic conditions and other circumstances affecting the financial services industry. In addition, since Cash
Reserves' investment policy permits it to invest in securities of foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign banks and their foreign branches, such as negotiable certificates of deposit (Eurodollar CDs), and securities of foreign governments, investment in that Fund might involve risks that are different in some respects from an investment in a fund that invests only in debt obligations of U.S. domestic issuers. Because Government Reserves' investment policy permits it to invest in U.S. Government Securities that are not backed by the full faith and credit of the U.S. Treasury, investment in that Fund might involve risks that are different in some respects from an investment in a fund that invests only in securities that are backed by the full faith and credit of the U.S. Treasury.
(For a discussion of risks, see Risks and Investment Considerations.)


PURCHASES.
The minimum initial investment for each Fund is $2,500, and additional investments must be at least $100 (only $50 for purchases by electronic transfer). Shares may be purchased by check, by bank wire, by electronic transfer, or by exchange from another

Stein Roe Fund. For more detailed information, see How to Purchase Shares.

REDEMPTIONS.
For information on redeeming Fund shares, including the special redemption privileges, see How to Redeem Shares.

DISTRIBUTIONS.
Dividends are declared each business day and are paid monthly. Dividends will be reinvested into your Fund account unless you elect to have them paid in cash, deposited by electronic transfer into your bank checking account, or invested into another Stein Roe Fund account. (See Distributions and Income Taxes and Shareholder Services.)

ADVISER AND FEES.
Stein Roe & Farnham Incorporated (the "Adviser") is investment adviser to the Funds. For a description of the Adviser and the advisory fees paid by the Funds, see Management of the Funds.


If you have any additional questions about the Funds, please feel free to discuss them with an account representative by calling
800-338-2550.


FEE TABLE
                                            Cash      Government
                                           Reserves    Reserves
                                           ---------  ----------
SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases              None        None
Sales Load Imposed on Reinvested Dividends   None        None
Deferred Sales Load                          None        None
Redemption Fees                              None*       None*
Exchange Fees                                None        None

ANNUAL FUND OPERATING EXPENSES (after
 expense reimbursement in the case of
 Government Reserves; as a percentage
 of average net assets)
Management Fees (after expense reimburse-
 ment in the case of Government Reserves)    0.50%       0.45%
12b-1 Fees                                   None        None
Other Expenses                               0.22%       0.25%
                                             -----       ------
Total Fund Operating Expenses (after
 expense reimbursement in the case of
 Government Reserves)                        0.72%       0.70%
                                             -----       ------
                                             -----       ------
____________________
*There is a $3.50 charge for wiring redemption proceeds to your bank.

EXAMPLES.
You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period:

                       1 year  3 years  5 years  10 years
                       ------  -------  -------  --------
   Cash Reserves         $7      $23      $40      $89
   Government Reserves    7       22       39       87


The purpose of the Fee Table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in a Fund. The table is based upon actual expenses incurred in the last fiscal year, except for Cash Reserves, which has been adjusted to reflect changes in the Fund's transfer agency services and fees. (Also see

Management of the Funds--Fees and Expenses.) From time to time, the Adviser may voluntarily absorb certain expenses of a Fund.
The Adviser has agreed to voluntarily absorb the expenses of Government Reserves to the extent that the Fund's expenses exceed
0.7 of 1% of its annual average net assets through October 31, 1996, subject to earlier termination by the Adviser on 30 days' notice. Any such absorption will temporarily lower the Fund's overall expense ratio and increase its overall return to investors. Absent such expense undertaking, Mangement Fees and Total Fund Operating Expenses for Government Reserves would have been 0.50% and 0.75%, respectively.


For purposes of the Examples above, the figures assume that the percentage amounts for the respective Funds listed under Annual Fund Operating Expenses remain the same during each of the periods, that all income dividends and capital gain distributions are reinvested in additional Fund shares, and that, for purposes of management fee breakpoints, if any, the Funds' respective net assets remain at the same levels as in the most recently completed fiscal year.


The figures in the Examples are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. Although information such as that shown in the Fee Table and Examples is useful in reviewing the Funds' expenses and in providing a basis for comparison with other mutual funds, it should not be used for comparison with other investments using different assumptions or time periods.


FINANCIAL HIGHLIGHTS


The tables below reflect the results of operations of the Funds on a per-share basis and have been audited by Ernst & Young LLP, independent auditors. These tables should be read in conjunction with the financial statements and notes thereto, which may be obtained from the Trust without charge upon request.


       6-7
CASH RESERVES

                                                       Six
                                                       Months
                                                       Ended
                           Years Ended December 31,    June 30,                        Years Ended June 30,
                           1985     1986     1987       1988      1989      1990      1991     1992     1993     1994    1995
                          ------   ------    ------    ------    ------    ------    ------   ------   ------   ------  -------
NET ASSET VALUE,
 BEGINNING OF PERIOD      $1.000   $1.000    $1.000    $1.000    $1.000    $1.000    $1.000   $1.000   $1.000   $1.000  $1.000
                          ------   ------    ------    ------    ------    ------    ------   ------   ------   ------  -------
Net investment income      0.075    0.061     0.060     0.032     0.081     0.079     0.068    0.044    0.028    0.028   0.048
Distributions from net
 investment income        (0.075)  (0.061)   (0.060)   (0.032)   (0.081)   (0.079)   (0.068)  (0.044)  (0.028)  (0.028)  (0.048)
                          ------   ------    ------    ------    ------    ------    ------   ------   ------   ------  -------
NET ASSET VALUE,
 END OF PERIOD            $1.000   $1.000    $1.000    $1.000    $1.000    $1.000    $1.000   $1.000   $1.000   $1.000   $1.000
                          ------   ------    ------    ------    ------    ------    ------   ------   ------   ------  -------
                          ------   ------    ------    ------    ------    ------    ------   ------   ------   ------  -------
Ratio of expenses to
 average net assets        0.72%    0.72%     0.72%    *0.70%     0.75%     0.76%     0.78%    0.78%    0.79%    0.79%    0.76%
Ratio of net investment
 income to average net
 assets                    7.55%    6.05%     6.02%    *6.36%     8.13%     7.94%     6.81%    4.40%    2.81%    2.77%    4.83%
Total return               7.79%    6.25%     6.15%    *6.43%     8.41%     8.20%     6.98%    4.49%    2.83%    2.81%    4.96%
Net assets, end of
 period (000 omitted)   $738,634 $814,544  $962,901  $930,074  $948,018  $949,803  $840,525 $711,087 $627,110 $554,713 $498,163

*Annualized.


GOVERNMENT RESERVES

                                                     Years Ended June 30,
                            1986     1987     1988     1989     1990      1991      1992      1993      1994     1995
                           ------   ------   ------   ------   ------    ------    ------    ------    ------   ------
NET ASSET VALUE,
 BEGINNING OF PERIOD       $1.000   $1.000   $1.000   $1.000   $1.000    $1.000    $1.000    $1.000    $1.000   $1.000
                           ------   ------   ------   ------   ------    ------    ------    ------    ------   ------
Net investment income       0.064    0.050    0.058    0.080    0.078     0.066     0.044     0.027     0.027    0.047
Distributions from net
 investment income         (0.064)  (0.050)  (0.058)  (0.080)  (0.078)   (0.066)   (0.044)   (0.027)   (0.027)  (0.047)
                           ------   ------   ------   ------   ------    ------    ------    ------    ------   ------
NET ASSET VALUE,
 END OF PERIOD             $1.000   $1.000   $1.000   $1.000   $1.000    $1.000    $1.000    $1.000    $1.000   $1.000
                           ------   ------   ------   ------   ------    ------    ------    ------    ------   ------
                           ------   ------   ------   ------   ------    ------    ------    ------    ------   ------
Ratio of net expenses to
 average net  assets (a)    1.03%    1.03%    0.87%    0.70%    0.70%     0.70%     0.70%     0.70%     0.70%    0.70%
Ratio of net investment
 income to average net
 assets (b)                 6.35%    4.97%    5.75%    8.02%    7.79%     6.41%     4.27%     2.75%     2.71%    4.65%
Total return                6.57%    5.11%    5.90%    8.27%    8.05%     6.74%     4.45%     2.78%     2.74%    4.78%
Net assets, end of
 period (000 omitted)     $33,232  $34,799  $41,787  $50,185  $53,400  $102,860  $132,982  $104,220  $105,488  $93,318

(a) If Government Reserves had paid all of its expenses and there had been no reimbursement of expenses by the Adviser, this ratio would have been 1.07%, 1.05%, 1.04%, 0.93%, 0.98%, 0.83%,
0.79%, 0.76%, 0.75% and 0.75% for the years ended June 30, 1985 and 1986, and 1988 through 1995, respectively.
(b) Computed giving effect to the Adviser's expense limitation undertaking.

THE FUNDS


STEIN ROE CASH RESERVES FUND ("Cash Reserves") and STEIN ROE GOVERNMENT RESERVES FUND ("Government Reserves") (collectively, the "Funds") are no-load, diversified "mutual funds." Mutual funds sell their own shares to investors and use the money they receive to invest in a portfolio of securities. A mutual fund allows you to pool your money with that of other investors in order to obtain professional investment management. Mutual funds generally make it possible for you to obtain greater diversification of your investments and simplify your recordkeeping. Because the Funds invest only in money market instruments, they are called "money market funds."
No-load funds do not impose commissions or charges when shares are purchased or redeemed.


The Funds are series of the Stein Roe Income Trust (the "Trust"), an open-end management investment company, which is authorized to issue shares of beneficial interest in separate series. Each series represents interests in a separate portfolio of securities and other assets, with its own investment objectives and policies.

Although there can be no assurance that it will always be able to do so, each Fund follows procedures designed to stabilize its price per share at $1.00. The Statement of Additional Information describes these procedures.

Stein Roe & Farnham Incorporated (the "Adviser") provides investment advisory, administrative, and recordkeeping and accounting services to the Funds. The Adviser also manages several other no-load mutual funds with different investment objectives, including international funds, equity funds and taxable and tax-exempt bond funds. To obtain prospectuses and other information on any of those mutual funds, please call 800-338-2550.


Because the Funds strive to maintain a $1.00 per share value, their return is usually quoted either as a current seven-day yield, calculated by totaling the dividends on a Fund share for the previous seven days and restating that yield as an annual rate, or as an effective yield, calculated by adjusting the current yield to assume daily compounding. Cash Reserves' current and effective yields for the seven-day period ended September 29, 1995, were 5.14% and 5.27%, respectively. Government Reserves' current and effective yields for the seven-day period ended September 29, 1995, were 5.19% and 5.32%, respectively. Absent the expense limitation referred to above, current and effective yields for Government Reserves for the seven-day period ended September 29, 1995, would have been 5.09% and 5.22%, respectively. To obtain current yield information, you may call 800-338-2550 or write to the address shown on the back cover.

From time to time, the Funds may also quote total return figures. The total return from an investment in a Fund is measured by the distributions received (assuming reinvestment) plus or minus the change in the net asset value per share for a given period. A total return percentage may be calculated by dividing the value of a share at the end of the period (including reinvestment of distributions) by the value of the share at the beginning of the period and subtracting one. For a given period, an average annual total return may be calculated by finding the average annual compounded rate that would equate a hypothetical $1,000 investment to the ending redeemable value.


Comparison of a Fund's yield or total return with those of alternative investments should consider differences between the Fund and the alternative investments, the periods and methods used in calculation of the return being compared, and the impact of taxes on alternative investments. Past performance is not necessarily indicative of future results.

HOW THE FUNDS INVEST

CASH RESERVES.
The Fund seeks to obtain maximum current income consistent with the preservation of capital and the maintenance of liquidity by investing all of its assets in U.S. dollar-denominated money market instruments maturing in thirteen months or less from time of investment. Each security must be rated (or be issued by an issuer that is rated with respect to its short-term debt) within the highest rating category for short-term debt by at least two nationally recognized statistical rating organizations ("NRSRO"), or, if unrated, determined by or under the direction of the Board of Trustees to be of comparable quality. These securities may include:

(1) Securities issued or guaranteed by the U.S. Government or by its agencies or instrumentalities ("U.S. Government Securities");
(2) Securities issued or guaranteed by the government of any foreign country that are rated at time of purchase A or better (or equivalent rating) by at least one NRSRO; /1/
(3) Certificates of deposit, bankers' acceptances and time deposits of any bank (U.S. or foreign) having total assets in excess of
-------------------
/1/ For a description of certain NRSRO commercial paper, note, and bond ratings, see the Appendix to the Statement of Additional Information.
--------------------

    $1 billion, or the equivalent in other currencies
    (as of the date of the most recent available financial statements) or of any branches, agencies or subsidiaries (U.S. or foreign) of any such bank;
(4) Commercial paper of U.S. or foreign issuers;
(5) Notes, bonds, and debentures rated at time of purchase A or better (or equivalent rating) by at least one NRSRO;
(6) Repurchase agreements /2/ involving securities listed in (1) above;
(7) Other high-quality short-term obligations.

In accordance with its investment objectives and policies, the Fund may invest in variable and floating rate money market instruments which provide for periodic or automatic adjustment in coupon interest rates that are reset based on changes in amount and directions of specified short-term interest rates.

Under normal market conditions, the Fund will invest at least 25% of its total assets in securities of issuers in the financial services industry (which includes, but is not limited to, banks, personal credit and business credit institutions, and other financial services institutions).

The Fund maintains a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share, and not in excess of 90 days. It is a fundamental policy /3/ that the maturity of any instrument that grants the holder an optional right to redeem at par plus interest and without penalty will be deemed at any time to be the next date provided for payment on exercise of such optional redemption right.

GOVERNMENT RESERVES.
The Fund seeks to obtain maximum current income consistent with safety of capital and maintenance of liquidity by investment in U.S. Government Securities maturing in thirteen months or less from the date of purchase. These securities include:

(1) Securities issued by the U.S. Treasury;
(2) Securities issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government that are backed by the full faith and credit guarantee of the U.S.
    Government;
------------------

/2/ A sale of securities to the Fund in which the seller (a bank or securities dealer that the Adviser believes to be financially sound) agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time.

/3/A fundamental policy may be changed only with the approval of a "majority of the outstanding voting securities" of a Fund as defined in the Investment Company Act of 1940.
------------------

(3) Securities issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government that are not backed by the full faith and credit guarantee of the U.S. Government;
(4) Repurchase agreements for securities listed in (1), (2); and
    (3) above, regardless of the maturities of such underlying securities.

In accordance with its investment objectives and policies, the Fund may invest in variable and floating rate money market instruments which provide for periodic or automatic adjustment in coupon interest rates that are reset based on changes in amount and directions of specified short-term interest rates.

The U.S. Government Securities in which the Fund is permitted to invest include: (i) bills, notes, bonds, and other debt securities, differing as to maturity and rates of interest, that are issued by and are direct obligations of the U.S. Treasury; and
(ii) other securities that are issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government and that include, but are not limited to, Federal Farm Credit Banks, Federal Home Loan Banks, Government National Mortgage Association, Farmers Home Administration, Federal Home Loan Mortgage Corporation, and Federal National Mortgage Association.

RESTRICTIONS ON THE FUNDS' INVESTMENTS


Neither Fund will: (1) invest more than 10% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days (however, there is otherwise no limitation on the percentage of a Fund's assets which may be invested in repurchase agreements); or (2) with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer--this restriction does not apply to U.S. Government Securities or repurchase agreements for such securities. Notwithstanding the limitation on investment in a single issuer, each Fund may invest all or substantially all of its assets in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

Neither Fund may make loans with the exception that each Fund may invest in money market securities and enter into repurchase agreements. Neither Fund may borrow money, except as a temporary measure for extraordinary or emergency purposes, and then the aggregate borrowings at any one time may not exceed 33 1/3% of its assets
(at market value).  A Fund
may not purchase additional securities when its borrowings, less proceeds receivable from sales of portfolio securities, exceed 5% of total assets.


The policies described in the preceding two paragraphs, which summarize certain important investment restrictions of the Funds, and Cash Reserves' policy with respect to concentration of investment in the financial services industry, can be changed only with the approval of a "majority of the outstanding voting securities" of a Fund, as defined in the Investment Company Act of 1940. All of the investment restrictions are set forth in the Statement of Additional Information.

RISKS AND INVESTMENT CONSIDERATIONS

All investments, including those in mutual funds, have risks. No investment is suitable for all investors. There can be no guarantee that a Fund will achieve its objective or be able at all times to maintain its net asset value per share at $1.00.


In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the collateral during the period in which the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.


Each Fund's investment objective is not fundamental and may be changed by the Board of Trustees without a vote of shareholders.
If there is a change in a Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then-current financial position and needs.

Cash Reserves' policy of investing at least 25% of its assets in securities of issuers in the financial services industry may cause the Fund to be more adversely affected by changes in market or economic conditions and other circumstances affecting the financial services industry. Because Cash Reserves' investment policy permits it to invest in: securities of foreign branches of U.S. banks (Eurodollars), U.S. branches of foreign banks (Yankee dollars), and foreign banks and their foreign branches, such as negotiable certificates of deposit; securities of foreign governments; and securities of foreign issuers, such as commercial paper and corporate notes, bonds and debentures, investment in that Fund might involve risks that are different in some respects from an investment in a fund that invests only in debt obligations of U.S. domestic issuers. Such risks may include future political and economic developments; the possible imposition of foreign withholding taxes on interest income payable on securities held in the portfolio; possible seizure or nationalization of foreign deposits; the possible establishment of exchange controls; or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on securities in the portfolio. Additionally, there may be less public information available about foreign banks and their branches. Foreign banks and foreign branches of foreign banks are not regulated by U.S. banking authorities, and generally are not bound by accounting, auditing, and financial reporting standards comparable to U.S. banks.

Because Government Reserves' investment policy permits it to invest in U.S. Government Securities that are not backed by the full faith and credit of the U.S. Treasury, investment in that Fund may involve risks that are different in some respects from an investment in a fund that invests only in securities that are backed by the full faith and credit of the U.S. Treasury. Such risks may include a greater risk of loss of principal and interest on the securities in the Fund's portfolio that are supported only by the issuing or guaranteeing U.S. Government agency or instrumentality, since the Fund must look principally or solely to that entity for ultimate repayment.

Each Fund may invest in securities purchased on a when-issued or delayed-delivery basis. Although the payment terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed and the yields then available in the market may be greater. The Funds will make such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if it is deemed advisable for investment reasons.

Each Fund may also invest in securities purchased on a standby commitment basis, which is a delayed-delivery agreement in which the Fund binds itself to accept delivery of a security at the option of the other party to the agreement.

The securities in which Cash Reserves may invest generally yield more than the securities in which Government Reserves may invest.

MASTER FUND/FEEDER FUND OPTION.
Rather than invest in money market securities directly, each Fund may in the future seek to achieve its investment objective by pooling its assets with assets of other mutual funds managed by the Adviser for investment in another investment company having the same investment objective and substantially the same investment policies and restrictions as the Fund. The purpose of such an arrangement is to achieve greater operational efficiencies and reduce costs. It is expected that any such investment company would be managed by the Adviser in substantially the same manner as the Fund. Shareholders of a Fund will be given at least 30 days' prior notice of any such investment, although they will not be entitled to vote on the action. Such investment would be made only if the Trustees determine it to be in the best interests of the Fund and its shareholders.

HOW TO PURCHASE SHARES

You may purchase shares of either Fund by check, by wire, by electronic transfer, or by exchange from your account with another Stein Roe Fund. The initial purchase minimum per Fund account is $2,500; the minimum for Uniform Gifts/Transfers to Minors Act ("UGMA") accounts is $1,000; the minimum for accounts established under an automatic investment plan (i.e., Regular Investments, Dividend Purchase Option, or the Automatic Exchange Plan) is $1,000 for regular accounts and $500 for UGMA accounts; and the
minimum per account for Stein Roe IRAs is $500.   The initial
purchase minimum is waived for shareholders who participate in the Stein Roe Counselor [service mark] or Stein Roe Counselor Preferred [service mark] Programs and for clients of the Adviser. Subsequent purchases must be at least $100, or at least $50 if you purchase by electronic transfer. If you wish to purchase shares to be held by a tax-sheltered retirement plan sponsored by the Adviser, you must obtain special forms for those plans. (See Shareholder Services.)

BY CHECK.
To make an initial purchase of shares of a Fund, please complete and sign the Application and mail it to P.O. Box 804058, Chicago, Illinois 60680, together with a check made payable to Stein Roe
Funds.

You may make subsequent investments by submitting a check along with either the stub from your Fund account confirmation statement or a note indicating the amount of the purchase, your account number, and the name in which your account is registered. Each individual check submitted for purchase must be at least $100, and the Trust generally will not accept cash, drafts, third party checks, or checks drawn on banks outside of the United States. Should an order to purchase shares of a Fund be cancelled because your check does not clear, you will be responsible for any resulting loss incurred by that Fund.

BY WIRE.
You may also pay for shares by instructing your bank to wire federal funds (monies of member banks within the Federal Reserve System) to the Funds' custodian bank. Your bank may charge you a fee for sending the wire. If you are opening a new account by wire transfer, you must first telephone the Trust to request an account number and furnish your social security or other tax identification number. Neither the Funds nor the Trust will be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. Your bank must include the full name(s) in which your account is registered and your Fund account number, and should address its wire as follows:


State Street Bank and Trust Company
Boston, Massachusetts
ABA Routing No. 011000028
Attention:  Custody
Fund No. ____; Stein Roe _____ Reserves Fund
Account of (exact name(s) in registration)
Shareholder Account No. ___________

Fund Numbers:
    7102--Cash Reserves
    7109--Government Reserves

BY ELECTRONIC TRANSFER.
You may also make subsequent investments by an electronic transfer of funds from your bank checking account. Electronic transfer allows you to make purchases at your request ("Special Investments") by calling 800-338-2550 or at pre-scheduled intervals ("Regular Investments"). (See Shareholder Services.) Electronic transfer purchases are subject to a $50 minimum and a $100,000 maximum. You may not open a new account through electronic transfer. Should an order to purchase shares of a Fund be cancelled because your electronic transfer does not clear, you will be responsible for any resulting loss incurred by that Fund.


BY EXCHANGE.
You may purchase shares by exchange of shares from another Stein Roe Fund account either by phone (if the Telephone Exchange Privilege has been established on the account from which the exchange is being made), by mail, in person, or automatically at regular intervals (if you have elected Automatic Exchanges). Restrictions apply; please review the information under How to Redeem Shares--By Exchange.

PURCHASE PRICE AND EFFECTIVE DATE.
Each purchase of a Fund's shares is made at that Fund's net asset value (see Net Asset Value) as follows:

Check purchases--net asset value next determined after your check is converted into federal funds (currently one business day after receipt of your check). Your investment will begin earning dividends on the day of purchase.

Wire purchases--net asset value next determined after receipt of the wire. If your wire is received before 11:00 a.m., Chicago time, your investment will begin earning dividends on the day of purchase. If your wire is received at or after 11:00 a.m., Chicago time, your investment will begin earning dividends on the following day.

Electronic transfer--net asset value next determined after the Fund receives the electronic transfer from your bank. A Special Electronic Transfer Investment order received by telephone on a business day before 2:00 p.m., Chicago time, is effective on the next business day. Your investment will begin earning dividends on the day following the date of purchase.

CONDITIONS OF PURCHASE.
Each purchase order for a Fund must be accepted by an authorized officer of the Trust in Chicago and is not binding until accepted and entered on the books of that Fund. Once your purchase order has been accepted, you may not cancel or revoke it; however, you may redeem the shares. The Trust reserves the right not to accept any purchase order that it determines not to be in the best interest of the Trust or of a Fund's shareholders. The Trust also reserves the right to waive or lower its investment minimums for any reason. The Trust does not issue certificates for shares.


PURCHASES THROUGH THIRD PARTIES.
You may purchase (or redeem) shares through investment dealers, banks, or other financial institutions. These institutions may charge for their services or place limitations on the extent to which you may use the services offered by the Trust. There are no charges or limitations imposed by the Trust (other than those described in this prospectus) if shares are purchased (or redeemed) directly from the Trust.


Some financial institutions which maintain nominee accounts with the Funds for their clients who are Fund shareholders charge an annual fee of up to 0.25% of the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. Such fees are paid by the Adviser.

HOW TO REDEEM SHARES

BY WRITTEN REQUEST.
You may redeem all or a portion of your shares of a Fund by submitting a written request in "good order" to the Trust at P.O.
Box 804058, Chicago, Illinois 60680. A redemption request will be considered to have been received in good order if the following conditions are satisfied:

(1) the request must be in writing, indicate the number of shares or dollar amount to be redeemed, and identify the shareholder's account number;

(2) the request must be signed by the shareholder(s) exactly as the shares are registered;

(3) the request must be accompanied by any certificates for the shares, either properly endorsed for transfer, or accompanied by a stock assignment properly endorsed exactly as the shares are registered;

(4) the signatures on either the written redemption request or the certificates (or the accompanying stock power) must be guaranteed (a signature guarantee is not a notarization, but is a widely accepted way to protect you and the Funds by verifying your signature);

(5) corporations and associations must submit with each request a completed Certificate of Authorization included in this prospectus (or a form of resolution acceptable to the Trust);
and

(6) other supporting legal documents may be required from organizations, executors, administrators, trustees, or others acting on accounts not registered in their names.

BY EXCHANGE.
You may redeem all or any portion of your Fund shares and use the proceeds to purchase shares of any other Stein Roe Fund offered for sale in your state if your signed, properly completed Application is on file. AN EXCHANGE TRANSACTION IS A SALE AND PURCHASE OF SHARES FOR FEDERAL INCOME TAX PURPOSES AND MAY RESULT IN CAPITAL GAIN OR LOSS. Before exercising the Exchange Privilege, you should obtain the prospectus for the Stein Roe Fund in which you wish to invest and read it carefully. The registration of the account to which you are making an exchange must be exactly the same as that of the Fund account from which the exchange is made and the amount you exchange must meet any applicable minimum investment of the Stein Roe Fund being purchased. Unless you have elected to receive your dividends in cash, on an exchange of all shares, any accrued unpaid dividends will be invested in the Stein Roe Fund to which you exchange on the next business day. An exchange may be made by following the redemption procedure described above under By Written Request and indicating the Stein Roe Fund to be purchased, except that a signature guarantee normally is not required. (See also the discussion below of the Telephone Exchange Privilege and Automatic Exchanges.)

SPECIAL REDEMPTION PRIVILEGES.
The Telephone Exchange Privilege and the Telephone Redemption by Check Privilege will be established automatically for you when you open your account unless you decline these Privileges on your Application. Other Privileges must be specifically elected. If you do not want the Telephone Exchange and Redemption Privileges, check the box(es) under the section "Telephone Redemption Options" when completing your Application. In addition, a signature guarantee may be required to establish a Privilege after you open your account. If you establish both the Telephone Redemption by Wire Privilege and the Electronic Transfer Privilege, the bank account that you designate for both Privileges must be the same.

You may not use any of the Special Redemption Privileges if you hold certificates for any of your Fund shares. The Telephone Redemption by Check, Telephone Redemption by Wire and Check-Writing Privileges, and Special Electronic Transfer Redemptions are not available to redeem shares held by a tax-sheltered retirement plan sponsored by the Adviser. (See also General Redemption Policies.)


Telephone Exchange Privilege. You may use the Telephone Exchange Privilege to exchange an amount of $50 or more from your account by calling 800-338-2550 or by sending a telegram; new accounts opened by exchange are subject to the $2,500 initial purchase minimum. GENERALLY, YOU WILL BE LIMITED TO FOUR TELEPHONE EXCHANGE ROUND-TRIPS PER YEAR AND THE FUNDS MAY REFUSE REQUESTS FOR TELEPHONE EXCHANGES IN EXCESS OF FOUR ROUND-TRIPS (A ROUND-TRIP BEING THE EXCHANGE OUT OF A FUND INTO ANOTHER STEIN ROE FUND, AND THEN BACK TO THAT FUND). Also, the Trust's general redemption policies apply to redemptions of shares by Telephone Exchange. (See General Redemption Policies.)


The Trust reserves the right at any time without prior notice to suspend or terminate the use of the Telephone Exchange Privilege by any person or class of persons. The Trust believes that use of the Telephone Exchange Privilege by investors utilizing market-timing strategies adversely affects the Funds. THEREFORE, THE TRUST GENERALLY WILL NOT HONOR REQUESTS FOR TELEPHONE EXCHANGES BY SHAREHOLDERS IDENTIFIED BY THE TRUST AS "MARKET-TIMERS."
Moreover, the Trust reserves the right at any time without prior notice to suspend, limit, modify, or terminate the Telephone Exchange Privilege in its entirety. Because such a step would be taken only if the Board of Trustees believes it would be in the best interests of the Funds, the Trust expects that it would provide shareholders with prior written notice of any such action unless it appears that the resulting delay in the suspension, limitation, modification, or termination of the Telephone Exchange Privilege would adversely affect the Funds. IF THE TRUST WERE TO SUSPEND, LIMIT, MODIFY, OR TERMINATE THE TELEPHONE EXCHANGE PRIVILEGE, A SHAREHOLDER EXPECTING TO MAKE A TELEPHONE EXCHANGE MIGHT FIND THAT AN EXCHANGE COULD NOT BE PROCESSED OR THAT THERE MIGHT BE A DELAY IN THE IMPLEMENTATION OF THE EXCHANGE. (See How to Redeem Shares--By Exchange.) During periods of volatile economic and market conditions, you may have difficulty placing your exchange by telephone.

Automatic Exchanges. You may use the Automatic Exchange Privilege to automatically redeem a fixed amount from your Fund account for investment in another Stein Roe Fund account on a regular basis.


Telephone Redemption by Check Privilege. You may use the Telephone Redemption by Check Privilege to redeem an amount of $1,000 or more from your account by calling 800-338-2550. The proceeds will be sent by check to your registered address.

Telephone Redemption by Wire Privilege. You may use this Privilege to redeem an amount of $1,000 or more from your account by calling 800-338-2550. The proceeds will be transmitted by wire to your account at a commercial bank previously designated by you that is a member of the Federal Reserve System. The fee for wiring proceeds (currently $3.50 per transaction) will be deducted from the amount wired.


Check-Writing Privilege. You may also redeem shares by writing special checks in the amounts of $50 or more. Your checks are drawn against a special checking account maintained with the custodian, and you will be subject to the custodian's procedures and rules relating to its checking accounts and to this Privilege.

Electronic Transfer Privilege. You may redeem shares by calling 800-338-2550 and requesting an electronic transfer ("Special Redemption") of the proceeds to a checking account previously designated by you at a bank that is a member of the Automated Clearing House or at scheduled intervals ("Automatic Redemptions"- -see Shareholder Services). Electronic transfers are subject to a $50 minimum and a $100,000 maximum. A Special Redemption request received by telephone after 2:00 p.m., Chicago time, is deemed received on the next business day.

GENERAL REDEMPTION POLICIES.
You may not cancel or revoke your redemption order once instructions have been received and accepted. The Trust cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions. Please telephone the Trust if you have any questions about requirements for a redemption before submitting your request. If you wish to redeem shares held by a tax-sheltered retirement plan sponsored by the Adviser, special procedures of those plans apply. (See Shareholder Services--Tax-Sheltered Retirement Plans.) The Trust reserves the right to require a properly completed Application before making payment for shares redeemed.

The price at which your redemption order will be executed is the net asset value next determined after proper redemption instructions are received. (See Net Asset Value.) Because the redemption price you receive depends upon that Fund's net asset value per share at the time of redemption, it may be more or less than the price you originally paid for the shares, even though each Fund attempts to maintain its net asset value at $1.00 (rounded to the nearest one cent), and may result in a realized capital gain or loss.

The Trust normally intends to pay proceeds of a redemption within two business days and generally no later than seven days after proper instructions are received. If a request for Telephone Redemption by Wire is received before 11:00 a.m., Chicago time, the proceeds will be paid on the day the order is received; proceeds of an order received at or after 11:00 a.m., Chicago time, will be paid on the next business day. The Trust will not be responsible for the consequences of delays, including delays in the mail, banking, or Federal Reserve wire systems. If you attempt to redeem shares within 15 days after they have been purchased by check or electronic transfer, the Trust may delay payment of the redemption proceeds to you until it can verify that payment for the purchase of those shares has been (or will be) collected. To reduce such delays, the Trust recommends that your purchase be made by federal funds wire through your bank.

The Trust reserves the right at any time without prior notice to suspend, limit, modify, or terminate any Privilege or its use in any manner by any person or class.

Neither the Trust, its transfer agent, nor their respective officers, trustees, directors, employees, or agents will be responsible for the authenticity of instructions provided under the Privileges, nor for any loss, liability, cost or expense for acting upon instructions furnished thereunder if they reasonably believe that such instructions are genuine. The Funds employ procedures reasonably designed to confirm that instructions communicated by telephone under any Special Redemption Privilege or the Special Electronic Transfer Redemption Privilege are genuine. Use of any Special Redemption Privilege or the Special Electronic Transfer Redemption Privilege authorizes the Funds and their transfer agent to tape-record all instructions to redeem. In addition, callers are asked to identify the account number and registration, and may be required to provide other forms of identification. Written confirmations of transactions are mailed promptly to the registered address; a legend on the confirmation requests the shareholder to review the transactions and inform the Fund immediately if there is a problem. If a Fund does not follow reasonable procedures for protecting shareholders against loss on telephone transactions, it may be liable for any losses due to unauthorized or fraudulent instructions.

Generally, you may not use the Exchange Privilege or any Special
Redemption Privilege to redeem shares purchased by check (other than certified or cashiers' checks) or electronic transfer until 15 days after their date of purchase.

The Trust reserves the right to redeem shares in any account and send the proceeds to the owner if the shares in the account do not have a value of at least $1,000. A shareholder would be notified that his account is below the minimum and allowed 30 days to increase the account before the redemption is processed.

Shares in any account you maintain with a Fund or any of the other Stein Roe Funds may be redeemed to the extent necessary to reimburse any Stein Roe Fund for any loss it sustains that is caused by you (such as losses from uncollected checks and electronic transfers or any Stein Roe Fund liability under the Internal Revenue Code provisions on backup withholding).

SHAREHOLDER SERVICES

REPORTING TO SHAREHOLDERS.
You will receive a confirmation statement reflecting each of your purchases and redemptions of shares of a Fund, as well as periodic statements detailing distributions made by that Fund. Shares purchased by reinvestment of dividends, by cross-reinvestment of dividends from another Fund, or pursuant to an automatic investment plan will be confirmed to you quarterly. In addition, the Trust will send you semiannual and annual reports showing Fund portfolio holdings and will provide you annually with tax information.

FUNDS-ON-CALL [REGISTERED TRADEMARK] 24-HOUR INFORMATION SERVICE. To access the Stein Roe Funds-on-Call [registered trademark] automated telephone service, just call 800-338-2550 on any touch-tone telephone and follow the recorded instructions. Funds-on-Call [registered trademark] provides yields, prices, latest dividends, account balances, last transaction, and other information 24 hours a day, seven days a week.


FUNDS-ON-CALL [REGISTERED TRADEMARK] AUTOMATED TELEPHONE
TRANSACTIONS.
If you have established the Funds-on-Call [registered trademark] transaction privilege (Funds-on-Call [registered trademark] Application will be required), you may initiate Special Investments and Redemptions, Telephone Exchanges, and Telephone Redemptions by Check 24 hours a day, seven days a week by calling 800-338-2550 on a touch-tone telephone. These transactions are subject to the terms and conditions of the individual privileges. (See How to Purchase Shares and How to Redeem Shares.)


STEIN ROE COUNSELOR [SERVICE MARK] PROGRAM.
The Adviser offers a Stein Roe Counselor [service mark] and a Stein Roe Counselor Preferred [service mark] program. The programs are designed to provide investment guidance in helping investors to select a portfolio of Stein Roe Mutual Funds. The Stein Roe Counselor Preferred [service mark] program, which automatically adjusts client portfolios, has a fee of up to 1% of assets.

RECORDKEEPING AND ADMINISTRATION SERVICES.
If you oversee or administer investments for a group of investors, we offer a variety of services.

TAX-SHELTERED RETIREMENT PLANS.
Booklets describing the following programs and special forms necessary for establishing them are available on request. You may use all of the Stein Roe Funds, except those investing primarily in tax-exempt securities, in these plans. Please read the prospectus for each fund in which you plan to invest before making your investment.

Individual Retirement Accounts ("IRAs") for employed persons and their non-employed spouses.

Prototype Money Purchase Pension and Profit-Sharing Plans for self-employed individuals, partnerships, and corporations.

Simplified Employee Pension Plans permitting employers to provide retirement benefits to their employees by utilizing IRAs while minimizing administration and reporting requirements.


SPECIAL SERVICES.
The following special services are available to shareholders.
Please call 800-338-2550 or write the Trust for additional information and forms.

Dividend Purchase Option--to diversify your Fund investments by having distributions from one Fund account automatically invested in another Stein Roe Fund account. Before establishing this option, you should obtain and read carefully the prospectus of the Stein Roe Fund into which you wish to have your distributions invested. The account from which distributions are made must be of sufficient size that each distribution will usually be at least $25. The account into which distributions are to be invested may be opened with an initial investment of only $1,000.

Automatic Dividend Deposit (electronic transfer)--to have income dividends and capital gain distributions deposited directly into your bank checking account.

Telephone Redemption by Check Privilege  ($1,000 minimum) and
Telephone Exchange Privilege ($50 minimum)--established automatically when you open your account unless you decline them on your Application. (See How to Redeem Shares--Special
Redemption Privileges.)

Telephone Redemption by Wire Privilege--to redeem shares from your account by phone and have the proceeds transmitted by wire to your checking account ($1,000 minimum).

Check-Writing Privilege--to redeem shares by writing special checks against your Fund account ($50 minimum per check).

Special Redemption Option (electronic transfer)--to redeem shares at any time and have the proceeds deposited directly to your bank checking account ($50 minimum; $100,000 maximum).

Regular Investments (electronic transfer)--to purchase Fund shares at regular intervals directly from your bank checking account ($50 minimum; $100,000 maximum).

Special Investments (electronic transfer)--to purchase Fund shares by telephone and pay for them by electronic transfer of funds from your checking account ($50 minimum; $100,000 maximum).

Automatic Exchange Plan--to automatically redeem a fixed dollar amount from your Fund account and invest it in another Stein Roe
Fund account on a regular basis ($50 minimum; $100,000 maximum).

Automatic Redemptions (electronic transfer)--to have a fixed dollar amount redeemed and sent at regular intervals directly to your bank checking account ($50 minimum; $100,000 maximum).

Systematic Withdrawals--to have a fixed dollar amount, declining balance, or fixed percentage of your account redeemed and sent at regular intervals by check to you or another payee.

NET ASSET VALUE

The purchase and redemption price of each Fund's shares is its net asset value per share. The net asset value of a share of each Fund is normally determined twice each day: at 11:00 a.m., Chicago time, and as of the close of trading on the New York Stock Exchange (currently 3:00 p.m., Chicago time). The net asset value per share is computed by dividing the difference between the values of the Fund's assets and liabilities by the number of shares outstanding and rounding to the nearest cent. Net asset value will not be determined on days when the Exchange is closed unless, in the judgment of the Board of Trustees, the net asset value of a Fund should be determined on any such day, in which case the determination will be made at 3:00 p.m., Chicago time.

Each Fund attempts to maintain its net asset value at $1.00 per share. Portfolio securities are valued based on their amortized cost, which does not take into account unrealized gains or losses. Other assets and securities of a Fund for which this valuation method does not produce a fair value are valued at a fair value determined by the Board. The extent of any deviation between the Fund's net asset value based upon market quotations or equivalents and $1.00 per share based on amortized cost will be examined by the Board of Trustees. If such deviation were to exceed 1/2 of 1%, the Board would consider what action, if any, should be taken, including selling portfolio instruments, increasing, reducing or suspending distributions, or redeeming shares in kind.

DISTRIBUTIONS AND INCOME TAXES

DISTRIBUTIONS.
A dividend from net income of a Fund is declared each business day to shareholders of record immediately before 3:00 p.m., Chicago time. (See How to Purchase Shares.) Dividends are paid monthly and confirmed at least quarterly. If a Fund's net asset value per share were to decline, or were believed likely to decline, below $1.00 (rounded to the nearest cent), the Board might temporarily reduce or suspend dividends in an effort to maintain net asset value at $1.00 per share.

All of your income dividends and capital gain distributions will be reinvested in additional shares unless you elect to have distributions either (1) paid by check; (2) deposited by electronic transfer into your bank checking account; (3) applied to purchase shares in your account with another Stein Roe Fund; or
(4) applied to purchase shares in a Stein Roe Fund account of another person. (See Shareholder Services.) Reinvestment normally occurs on the payable date. The Trust reserves the right to reinvest the proceeds and future distributions in additional Fund shares if checks mailed to you for distributions are returned as undeliverable or are not presented for payment within six months.

INCOME TAXES.
Your distributions will be taxable to you, under income tax law, whether received in cash or reinvested in additional shares. For federal income tax purposes, any distribution that is paid in January but was declared in the prior calendar year is deemed paid in the prior calendar year.

You will be subject to federal income tax at ordinary rates on income dividends and distributions of net short-term capital gain. Distributions of net long-term capital gain will be taxable to you as long-term capital gain regardless of the length of time you have held your shares.

You will be advised annually as to the source of distributions. If you are not subject to tax on your income, you will not be required to pay tax on these amounts. Because each Fund's investment income consists primarily of interest, it is expected that none of the dividends paid by the Funds will qualify under the Internal Revenue Code for the dividends received deduction available to corporations.

For federal income tax purposes, each Fund is treated as a separate taxable entity distinct from the other series of the Trust.

This section is not intended to be a full discussion of income tax laws and their effect on shareholders. You may wish to consult your own tax advisor.

BACKUP WITHHOLDING.
If (a) you fail to (i) furnish your properly certified social security or other tax identification number or (ii) certify that your tax identification number is correct or that you are not subject to backup withholding due to the underreporting of certain income, or (b) the Internal Revenue Service informs the Trust that your tax identification number is incorrect, the Trust may be required to withhold federal income tax ("backup withholding") from certain payments (including redemption proceeds) to you. These certifications are contained in the Application that you should complete and return when you open an account. The Funds must promptly pay to the IRS all amounts withheld. Therefore, usually it is not possible for a Fund to reimburse you for amounts withheld.
 However, you may claim the amount withheld as a credit on your federal income tax return.

MANAGEMENT OF THE FUNDS

TRUSTEES AND INVESTMENT ADVISER.
The Board of Trustees of the Trust has overall management responsibility for the Trust and the Funds. See the Statement of

Additional Information for the names of and other information about the trustees and officers. The Funds' Adviser, Stein Roe & Farnham Incorporated, One South Wacker Drive, Chicago, Illinois 60606, is responsible for managing each Fund's investment portfolio and the business affairs of the Funds and the Trust, subject to the direction of the Board. The Adviser is registered as an investment adviser under the Investment Advisers Act.

The Adviser was organized in 1986 to succeed to the business of Stein Roe & Farnham, a partnership that had advised and managed mutual funds since 1949. The Adviser is a wholly owned indirect subsidiary of Liberty Mutual Insurance Company ("Liberty Mutual").

In approving the use of a single combined prospectus, the Board considered the possibility that one Fund might be liable for misstatements in the prospectus regarding information concerning another Fund.


FEES AND EXPENSES.
In return for its services, the Adviser receives a monthly fee from each Fund, computed and accrued daily, based on that Fund's average net assets. Effective November 1, 1995, the annualized fee for each Fund is .50 of 1% of the first $500 million, .45 of 1% of the next $500 million, and .40 of 1% on assets over $1 billion. Prior to that date, that of Cash Reserves was .50 of 1% on the first $1 billion, .475 of 1% on the next $500 million, and
 .45 of 1% thereafter; and that of Government Reserves was .50 of 1% of average net assets. The annualized fees for Cash Reserves and Government Reserves, after the expense limitation described under Fee Table in the case of Government Reserves, amounted to .50% and .45% of average net assets, respectively, for the year ended June 30, 1995.


Under a separate agreement with the Trust, the Adviser provides certain accounting and bookkeeping services to the Funds, including computation of each Fund's net asset value and calculation of its net income and capital gains and losses on disposition of Fund assets.

PORTFOLIO TRANSACTIONS.
The Adviser places the orders for the purchase and sale of each Fund's portfolio securities. In doing so, the Adviser seeks to obtain the best combination of price and execution, which involves a number of judgmental factors.

TRANSFER AGENT.
SteinRoe Services Inc., One South Wacker Drive, Chicago, Illinois 60606, a wholly owned indirect subsidiary of Liberty Mutual, is the agent of the Trust for the transfer of shares, disbursement of dividends, and maintenance of shareholder accounting records.

DISTRIBUTOR.
The shares of each Fund are offered for sale through Liberty Securities Corporation ("Distributor") without any sales commissions or charges to the Funds or to their shareholders. The Distributor is a wholly owned indirect subsidiary of Liberty Mutual. The business address of the Distributor is 600 Atlantic Avenue, Boston, Massachusetts 02210; however, all Fund correspondence (including purchase and redemption orders) should be mailed to the Trust at P.O. Box 804058, Chicago, Illinois 60680. All distribution and promotional expenses are paid by the Adviser, including payments to the Distributor for sales of Fund shares.

CUSTODIAN.
State Street Bank and Trust Company (the "Bank"), 225 Franklin Street, Boston, Massachusetts 02101, is the custodian for the Funds. Foreign securities are maintained in the custody of foreign banks and trust companies that are members of the Bank's Global Custody Network or foreign depositories used by such members. (See Custodian in the Statement of Additional Information.)

ORGANIZATION AND DESCRIPTION OF SHARES

The Trust is a Massachusetts business trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated January 3, 1986, which provides that each shareholder shall be deemed to have agreed to be bound by the terms thereof. The Declaration of Trust may be amended by a vote of either the Trust's shareholders or its trustees. The Trust may issue an unlimited number of shares, in one or more series as the Board may authorize. Currently, six series are authorized and outstanding.

Under Massachusetts law, shareholders of a Massachusetts business trust such as the Trust could, in some circumstances, be held personally liable for unsatisfied obligations of the trust. The Declaration of Trust provides that persons extending credit to, contracting with, or having any claim against, the Trust or any particular Fund shall look only to the assets of the Trust or of the respective Fund for payment under such credit, contract or claim, and that the shareholders, trustees and officers of the Trust shall have no personal liability therefor. The Declaration of Trust requires that notice of such disclaimer of liability be given in each contract, instrument or undertaking executed or made on behalf of the Trust. The Declaration of Trust provides for indemnification of any shareholder against any loss and expense arising from personal liability solely by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the Trust was unable to meet its obligations.

The risk of a particular Fund incurring financial loss on account of unsatisfied liability of another Fund of the Trust is also believed to be remote, because it would be limited to claims to which the disclaimer did not apply and to circumstances in which the other Fund was unable to meet its obligations.

                    CERTIFICATE OF AUTHORIZATION
           (FOR USE BY CORPORATIONS AND ASSOCIATIONS ONLY)

A corporation or association must complete this Certificate and submit it with the Fund Application, each written redemption, transfer or exchange request, and each request to terminate or change any of the Privileges or special service elections.

If the entity submitting the Certificate is an association, the word "association" shall be deemed to appear each place the word "corporation" appears. If the officer signing this Certificate is named as an authorized person, another officer must countersign the Certificate. If there is no other officer, the person signing the Certificate must have his signature guaranteed. If you are not sure whether you are required to complete this Certificate, call the office of the Stein Roe Funds, 800-338-2550 toll-free.

The undersigned hereby certifies that he is the duly elected
Secretary of  ____________________________ (the "Corporation")
             (name of Corporation/Association)
and that the following individual(s):

Authorized Persons
_____________________________      __________________________
Name                               Title
_____________________________      __________________________
Name                               Title
_____________________________      __________________________
Name                               Title

is (are) duly authorized by resolution or otherwise to act on behalf of the Corporation in connection with the Corporation's ownership of shares of any mutual fund managed by Stein Roe & Farnham Incorporated (individually, the "Fund" and collectively, the "Funds") including, without limitation, furnishing any such Fund and its transfer agent with instructions to transfer or redeem shares of that Fund payable to any person or in any manner, or to redeem shares of that Fund and apply the proceeds of such redemption to purchase shares of another Fund (an "exchange"), and to execute any necessary forms in connection therewith.

Unless a lesser number is specified, all of the Authorized Persons must sign written instructions. Number of signatures required:
________.

If the undersigned is the only person authorized to act on behalf of the Corporation, the undersigned certifies that he is the sole shareholder, director, and officer of the Corporation and that the Corporation's Charter and Bylaws provide that he is the only person authorized to so act.

Unless expressly declined on the Application (or other form acceptable to the Funds), the undersigned further certifies that the Corporation has authorized by resolution or otherwise the establishment of the Telephone Exchange and Telephone Redemption by Check Privileges for the Corporation's account with any Fund offering any such Privilege. If elected on the Application (or other form acceptable to the Funds), the undersigned also certifies that the Corporation has similarly authorized establishment of the Electronic Transfer, Telephone Redemption by Wire, and Check-Writing Privileges for the Corporation's account with any Fund offering said Privileges. The undersigned has further authorized each Fund and its transfer agent to honor any written, telephonic, or telegraphic instructions furnished pursuant to any such Privilege by any person believed by the Fund or its transfer agent or their agents, officers, directors, trustees, or employees to be authorized to act on behalf of the Corporation and agrees that neither the Fund nor its transfer agent, their agents, officers, directors, trustees, or employees will be liable for any loss, liability, cost, or expense for acting upon any such instructions.

These authorizations shall continue in effect until five business days after the Fund and its transfer agent receive written notice from the Corporation of any change.

IN WITNESS WHEREOF, I have hereunto subscribed my name as Secretary and affixed the seal of this Corporation this ____ day of ___________________, 19___.

                                __________________________
                                Secretary

                                __________________________
                                Signature Guarantee*

*Only required if the person signing the Certificate is the only person named as "Authorized Person."

Corporate
Seal
Here

[STEIN ROE MUTUAL FUNDS LOGO]

The Stein Roe Funds
Stein Roe Government Reserves Fund
Stein Roe Cash Reserves Fund
Stein Roe Limited Maturity Income Fund
Stein Roe Government Income Fund
Stein Roe Intermediate Bond Fund
Stein Roe Income Fund
Stein Roe Municipal Money Market Fund
Stein Roe Intermediate Municipals Fund
Stein Roe Managed Municipals Fund
Stein Roe High-Yield Municipals Fund
Stein Roe Total Return Fund
Stein Roe Prime Equities
Stein Roe Stock Fund
Stein Roe Capital Opportunities Fund
Stein Roe Special Fund
Stein Roe International Fund
Stein Roe Young Investor Fund
Stein Roe Special Venture Fund

P.O. Box 804058
Chicago, Illinois  60680
800-338-2550


In Chicago, visit our Fund Center
at One South Wacker Drive

Liberty Securities Corporation, Distributor

01004-M7A

LIMITED MATURITY INCOME FUND seeks high current income by investing primarily in U.S. Government and other high-quality debt securities. The dollar-weighted average effective maturity will not exceed three years.


GOVERNMENT INCOME FUND seeks high current income by investing primarily in securities issued or guaranteed by the U.S. Government or by its agencies or instrumentalities.

INTERMEDIATE BOND FUND seeks high current income by investing primarily in marketable debt securities. The dollar-weighted average life of the Fund's portfolio is expected to be between three and ten years.

INCOME FUND seeks high current income by investing principally in medium-quality debt securities and, to a lesser extent, in lower-quality securities which may involve greater risk. (See
How the Funds Invest--Income Fund.)

Each Fund is a "no-load" fund. There are no sales or redemption charges, and the Funds have no 12b-1 plans. The Funds are series of the STEIN ROE INCOME TRUST, an open-end management investment company.

This prospectus contains information you should know before investing in the Funds. Please read it carefully and retain it for future reference.


A Statement of Additional Information dated November 1, 1995, containing more detailed information, has been filed with the Securities and Exchange Commission and (together with any supplements thereto) is incorporated herein by reference. The Statement of Additional Information and the most recent financial statements may be obtained without charge by writing to the Secretary at the address shown on the back cover or by calling 800-338-2550.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this prospectus is November 1, 1995.

TABLE OF CONTENTS
                                        Page
Summary.................................. 2
Fee Table................................ 5
Financial Highlights..................... 7
The Funds................................12
How the Funds Invest.....................12
   Limited Maturity Income Fund..........12
   Government Income Fund................14
   Intermediate Bond Fund................15
   Income Fund...........................17
Portfolio Investments and Strategies.....19
Restrictions on the Funds' Investments ..25
Risks and Investment Considerations..... 26
How to Purchase Shares...................28
   By Check..............................28
   By Wire...............................29
   By Electronic Transfer............... 29
   By Exchange.......................... 29
   Purchase Price and Effective Date.... 30
   Conditions of Purchase............... 30
   Purchases Through Third Parties.......30
How to Redeem Shares.................... 30
   By Written Request................... 30
   By Exchange.......................... 31
   Special Redemption Privileges........ 32
   General Redemption Policies.......... 33
Shareholder Services.................... 35
Net Asset Value......................... 37
Distributions and Income Taxes...........38
Investment Return....................... 39
Management of the Funds..................40
Organization and Description of Shares.. 42
Certificate of Authorization.............45

SUMMARY

Stein Roe Limited Maturity Income Fund ("Limited Maturity Income Fund"), Stein Roe Government Income Fund ("Government Income Fund"), Stein Roe Intermediate Bond Fund ("Intermediate Bond Fund"), and Stein Roe Income Fund ("Income Fund") are series of the Stein Roe Income Trust, an open-end diversified management investment company organized as a Massachusetts business trust. Each Fund is a "no-load" fund. There are no sales or redemption charges. (See The Funds and Organization and Description of Shares.)


INVESTMENT OBJECTIVES AND POLICIES.
Each Fund seeks high current income. The Funds seek to achieve their objectives by investing primarily in debt obligations of various types.


LIMITED MATURITY INCOME FUND seeks to provide a high level of current income, consistent with the preservation of capital. It attempts to achieve its objective by investing primarily in securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities ("U.S. Government Securities") and other high-quality fixed-income securities.

GOVERNMENT INCOME FUND seeks high current income by investing primarily in U.S. Government Securities. In addition, the Fund is permitted to invest up to 20% of its assets in other types of debt securities, including collateralized mortgage obligations.

INTERMEDIATE BOND FUND pursues a high level of current income, consistent with capital preservation, by investing primarily in marketable debt securities. At least 60% of the Fund's assets will be invested in debt securities rated within the three highest grades assigned by Moody's or by S&P, or in U.S. Government Securities, commercial paper, and certain bank obligations. Under normal market conditions, the Fund invests at least 65% of its assets in securities with an average life of between three and ten years, and expects that the dollar-weighted average life of its portfolio will be between three and ten years.

INCOME FUND seeks high current income by investing principally in medium-quality debt securities (such as securities rated A or Baa by Moody's or A or BBB by S&P), with at least 60% of its assets invested in medium- or higher-quality debt securities. Medium-quality debt securities may have speculative characteristics. The

Income Fund may also invest to a lesser extent in securities of lower quality, which may entail greater risk. Lower-quality securities are commonly referred to as "junk bonds."

For a more detailed discussion of each Fund's investment objectives and policies, please see How the Funds Invest and Portfolio Investments and Strategies. There is, of course, no assurance that the Funds will achieve their investment objectives.

INVESTMENT RISKS.
The risks inherent in each Fund depend primarily upon the term and quality of the obligations in that Fund's portfolio, as well as on market conditions. Interest rate fluctuations will affect a Fund's net asset value, but not the income received by the Fund from its portfolio securities. However, because yields on debt securities available for purchase by a Fund vary over time, no specific yield on shares of a Fund can be assured. Limited Maturity Income Fund is appropriate for investors who seek higher yields than are usually available from money market instruments with stable prices and shorter maturities, but who also want less net asset fluctuation than that of a longer-term fund. Intermediate Bond Fund is appropriate for investors who seek high income with less net asset value fluctuation from interest rate changes than that of a longer-term fund and who can accept greater levels of credit and other risks associated with securities that are rated below investment grade. Government Income Fund is designed for investors who seek high income with minimum risk other than the risk of changes in net asset value caused by fluctuations in prevailing levels of interest rates. Income Fund is designed for investors who seek a still higher level of income and who can accept greater levels of credit and other risks associated with securities of medium or lower quality. Limited Maturity Income Fund, Intermediate Bond Fund, and Income Fund may invest in foreign securities, which may entail a greater degree of risk than investing in securities of domestic issuers. Please see Restrictions on the Funds' Investments and Risks and Investment Considerations for further information.

PURCHASES.
The minimum initial investment is $2,500. Additional investments must be at least $100 (only $50 for purchases by electronic transfer). Shares may be purchased by check, by bank wire, by electronic transfer, or by exchange from another Stein Roe Fund. (See How to Purchase Shares.)

REDEMPTIONS.
For information on redeeming Fund shares, including the special redemption privileges, please see How to Redeem Shares.

DISTRIBUTIONS.
Dividends are declared each business day and are paid monthly. Dividends will be reinvested into your Fund account unless you elect to have them paid in cash, deposited by electronic transfer into your bank checking account, or invested into another Stein Roe Fund account. (See Distributions and Income Taxes and Shareholder Services.)

MANAGEMENT AND FEES.
Stein Roe & Farnham Incorporated (the "Adviser") is investment adviser to the Funds. For a description of the Adviser and the fees paid by the Funds, see Management of the Funds.


If you have any additional questions about the Funds, please feel free to discuss them with an account representative by calling
800-338-2550.


FEE TABLE


                                  Limited   Govern-  Inter-
                                  Maturity  ment     mediate
                                  Income    Income   Bond   Income
                                   Fund     Fund     Fund    Fund
                                  --------  -------  ------ ------
SHAREHOLDER TRANSACTION EXPENSES

Sales Load Imposed on Purchases None None None None Sales Load Imposed on Reinvested
   Dividends                       None     None     None    None
Deferred Sales Load                None     None     None    None
Redemption Fees                    None     None     None    None
Exchange Fees                      None     None     None    None

ANNUAL FUND OPERATING EXPENSES
 (after expense reimbursement in
 the case of each Fund; as a
 percentage of average net assets)

Management Fees (after expense
 reimbursements)                   0.00%    0.51%    0.49%   0.60%
12b-1 Fees                          None     None     None    None
Other Expenses (after expense
 reimbursement in the case of
 Limited Maturity Income Fund)     0.65%    0.49%    0.21%   0.22%
                                   -----    -----    -----   -----
Total Fund Operating Expenses
 (after expense reimbursements)    0.65%    1.00%    0.70%   0.82%
                                   -----    -----    -----   -----
                                   -----    -----    -----   -----

EXAMPLES.
You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period:

                       1 year    3 years    5 years    10 years
                       -------   --------   -------    --------
Limited Maturity
   Income Fund           $7        $21        $36         $81
Government Income Fund   10         32         55         122
Intermediate Bond Fund    7         22         39          87
Income Fund               8         26         46         101


The purpose of the Fee Table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in a Fund. The table is based upon actual expenses incurred in the last fiscal year, adjusted for each Fund's expense limitation in effect on November 1, 1995.
From time to time, the Adviser may voluntarily absorb certain expenses of a Fund. The Adviser has agreed to voluntarily absorb the expenses of Limited Maturity Income Fund for expenses in excess of 0.65 of 1% of average net assets (effective November 1, 1995); Government Income Fund for expenses in excess of 1% of average net assets; Intermediate Bond Fund for expenses in excess of 0.70 of 1% of average net assets (effective May 1, 1995); and Income Fund for expenses in excess of 0.82 of 1% of average net assets. These commitments expire on October 31, 1996, subject to earlier termination by the Adviser on 30 days' notice, except for Income Fund, which expires on October 31, 1998. Prior to November 1, 1995, the Adviser undertook to reimburse Limited Maturity Income Fund for expenses in excess of 0.45 of 1%. Absent such expense undertakings, Management Fees, Other Expenses and Total Fund Operating Expenses for Limited Maturity Income Fund would have been 0.60%, 0.67% and 1.27%; and Management Fees and Total Fund Operating Expenses for Government Income Fund, Intermediate Bond Fund, and Income Fund would have been 0.60% and 1.09%, 0.50% and 0.71%, and 0.63% and 0.85%, respectively.
Any such absorption will temporarily lower a Fund's overall expense ratio and increase its overall return to investors. (Also see Management of the Funds--Fees and Expenses.)


For purposes of the Examples above, the figures assume that the percentage amounts listed for the respective Funds under Annual Fund Operating Expenses remain the same during each of the periods, that all income dividends and capital gain distributions are reinvested in additional Fund shares, and that, for purposes of management fee breakpoints, if any, the Funds' respective net assets remain at the same levels as in the most recently completed fiscal year.

The figures in the Examples are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. Although information such as that shown in the Examples and Fee Table is useful in reviewing the Funds' expenses and in providing a basis for comparison with other mutual funds, it should not be used for comparison with other investments using different assumptions or time periods.


FINANCIAL HIGHLIGHTS


The tables below reflect the results of operations of the Funds on a per-share basis. The tables for Limited Maturity Income Fund and Income Fund and information for the years beginning after June 30, 1987, for Government Income Fund and Intermediate Bond Fund have been audited by Ernst & Young LLP, independent auditors. All of the auditors' reports related to information for these periods were unqualified. These tables should be read in conjunction with the respective Fund's financial statements and notes thereto. The Funds' annual report, which may be obtained from the Trust without charge upon request, contains additional performance information.


       8-9
LIMITED MATURITY INCOME FUND

                                     Period
                                     Ended
                                     June 30, Years Ended June 30,
                                     1993 (a)     1994     1995
                                     --------   -------   ------
NET ASSET VALUE, BEGINNING OF PERIOD  $10.00    $10.01    $9.61
                                     --------   -------   ------
Income from Investment Operation
Net investment income                    .12       .47      .56
Net realized and unrealized gains
  on investments                         .01      (.40)     .09
                                     --------   -------   ------
Total from investment operations         .13       .07      .65
Distributions from net investment
  income                                (.12)     (.47)    (.56)
                                     --------   -------   ------
NET ASSET VALUE, END OF PERIOD        $10.01     $9.61    $9.70
                                     --------   -------   ------
                                     --------   -------   ------
Ratio of net expenses to average
  net assets (b)                      *0.45%     0.45%     0.45%
Ratio of net investment income to
  average net assets (c)              *4.18%     4.81%     5.83%
Portfolio turnover rate                **20%      122%       64%
Total return                         **1.43%     0.66%     6.96%
Net assets, end of period
  (000 omitted)                       $7,619   $35,383   $27,907


GOVERNMENT INCOME FUND

                       Period
                       Ended
                       June 30,                              Years Ended June 30,
                       1986(a)      1987     1988     1989     1990    1991     1992     1993      1994     1995
                       --------     ----     -----   ------   ------  -----    ------   ------   -------   ------
NET ASSET VALUE,
 BEGINNING OF PERIOD    $10.00     $10.10   $ 9.79   $ 9.59   $ 9.77  $ 9.66   $ 9.81   $10.40    $10.46   $ 9.48
                        ------      ----     -----   ------   ------  -----    ------   ------   -------   ------
Income from Investment
 Operations
Net investment income      .24        .72      .74      .78      .76     .75      .72      .64       .56      .62
Net realized and
 unrealized gains
 (losses) on investments   .10       (.31)    (.15)     .18     (.11)    .15      .59      .31      (.77)     .37
                        ------      ----     -----   ------   ------  -----    ------   ------   -------   ------
Total from investment
 operations                .34        .41      .59      .96      .65     .90     1.31      .95      (.21)     .99
Distributions
Net investment income     (.24)      (.72)    (.74)    (.78)    (.76)   (.75)    (.72)    (.64)     (.56)    (.62)
Net realized capital
 gains                      --         --     (.05)      --       --      --       --     (.25)     (.01)      --
In excess of realized
 gains                      --         --       --       --       --      --       --       --      (.20)      --
                        ------      ----     -----   ------   ------  -----    ------   ------   -------   ------
Total distributions       (.24)      (.72)    (.79)    (.78)    (.76)   (.75)    (.72)    (.89)     (.77)    (.62)
                        ------      ----     -----   ------   ------  -----    ------   ------   -------   ------
NET ASSET VALUE,
 END OF PERIOD            $10.10   $ 9.79   $ 9.59   $ 9.77   $ 9.66   $ 9.81   $10.40   $10.46   $ 9.48   $ 9.85
                        ------      ----     -----   ------   ------  -----    ------   ------   -------   ------
                        ------      ----     -----   ------   ------  -----    ------   ------   -------   ------
Ratio of expenses to
 average net assets (b)    1.00%    1.00%    1.00%    1.00%    1.00%    1.00%    0.99%    0.95%    0.98%    1.00%
Ratio of net investment
 income to average net
 assets (c)               *7.61%    7.13%    7.68%    8.19%    7.90%    7.65%    7.05%    6.25%    5.49%    6.56%
Portfolio turnover rate    **91%     205%     237%     239%     181%     136%     139%     170%     167%     225%
Total return             **3.35%    4.01%    6.35%   10.61%    6.92%    9.61%   13.75%    9.60%   (2.26%)  10.94%
Net assets, end of
 period (000 omitted)    $11,970  $22,656  $26,859  $32,011  $46,853  $49,952  $58,978  $61,591  $45,836  $37,280

       10-11
INTERMEDIATE BOND FUND

                                                           Years Ended June 30,
                           1986     1987     1988       1989      1990      1991      1992      1993      1994      1995
                          -----     -----    -----      -----     -----     -----     -----     -----     -----     -----
NET ASSET VALUE,
 BEGINNING OF PERIOD      $8.89     $9.92    $8.77      $8.51     $8.65     $8.38     $8.53     $8.99     $9.26     $8.44
                          -----     -----    -----      -----     -----     -----     -----     -----     -----     -----
Income from Investment
 Operations
Net investment income       .84       .74      .68        .74       .73       .69       .69       .65       .56      .58
Net realized and
 unrealized gains
 (losses) on investments   1.03      (.41)    (.12)       .14      (.28)      .16       .46       .27      (.59)     .23
                          -----     -----    -----      -----     -----     -----     -----     -----     -----     -----
Total from investment
 operations                1.87       .33      .56        .88       .45       .85      1.15       .92      (.03)     .81
Distributions
Net investment income      (.84)     (.74)    (.68)      (.74)     (.72)     (.70)     (.69)     (.65)     (.56)    (.58)
Net realized capital gains   --      (.74)    (.14)        --        --        --        --        --      (.08)      --
In excess of realized
 gains                       --        --       --         --        --        --        --        --      (.15)      --
                          -----     -----    -----      -----     -----     -----     -----     -----     -----     -----
Total distributions        (.84)    (1.48)    (.82)      (.74)     (.72)     (.70)     (.69)     (.65)     (.79)     (.58)
                          -----     -----    -----      -----     -----     -----     -----     -----     -----     -----
NET ASSET VALUE,
 END OF PERIOD            $9.92     $8.77    $8.51      $8.65     $8.38     $8.53     $8.99     $9.26     $8.44     $8.67
                          -----     -----    -----      -----     -----     -----     -----     -----     -----     -----
                          -----     -----    -----      -----     -----     -----     -----     -----     -----     -----
Ratio of expenses to
 average net assets (b)   0.69%     0.68%    0.73%      0.73%     0.74%     0.73%     0.70%     0.67%     0.70%     0.70%
Ratio of net investment
 income to average net
 assets  (c)              9.03%     7.94%    7.97%      8.71%     8.60%     8.17%     7.87%     7.22%     6.20%     6.94%
Portfolio turnover rate    334%      230%     273%       197%      296%      239%      202%      214%      206%      162%
Total return             21.90%     3.40%    6.92%     10.97%     5.33%    10.62%    14.02%    10.59%    (0.47%)   10.11%
Net assets, end of
 period (000 omitted)  $183,440  $188,674  $162,225  $165,056  $161,439  $184,444  $242,948  $311,728  $302,507  $301,733


INCOME FUND

                          Period
                          Ended
                          June 30,                                 Years Ended June 30,
                          1986(a)    1987    1988     1989      1990     1991      1992      1993      1994      1995
                          ------   ------   ------    ------   ------   ------    ------    ------    ------    ------

NET ASSET VALUE,
 BEGINNING OF PERIOD      $10.00   $ 9.94   $ 9.71    $ 9.60   $ 9.65   $ 8.95    $ 8.95    $ 9.51    $10.10    $ 9.36
                          ------   ------   ------    ------   ------   ------    ------    ------    ------    ------
Income from Investment
 Operations
Net investment income        .30      .98      .95       .95      .92      .80       .76       .75       .69       .71
Net realized and
 unrealized gains (losses)
 on investments             (.06)    (.23)    (.11)      .05     (.70)      --       .56       .59      (.74)      .43
                          ------   ------   ------    ------   ------   ------    ------    ------    ------    ------
Total from investment
 operations                  .24      .75      .84      1.00      .22      .80      1.32      1.34      (.05)     1.14
Distributions from net
 investment income          (.30)    (.98)    (.95)     (.95)    (.92)    (.80)     (.76)     (.75)     (.69)     (.71)
                          ------   ------   ------    ------   ------   ------    ------    ------    ------    ------
NET ASSET VALUE,
 END OF PERIOD            $ 9.94   $ 9.71   $ 9.60    $ 9.65   $ 8.95   $ 8.95    $ 9.51    $10.10    $ 9.36    $ 9.79
                          ------   ------   ------    ------   ------   ------    ------    ------    ------    ------
                          ------   ------   ------    ------   ------   ------    ------    ------    ------    ------
Ratio of expenses to
 average net assets (b)   *1.00%    0.96%    0.91%     0.90%    0.93%    0.95%     0.90%     0.82%     0.82%     0.82%
Ratio of net investment
income to average net
assets (c)               *10.07%    9.90%   10.08%     9.97%   10.02%    8.98%     8.20%     7.62%     6.94%     7.55%
Portfolio turnover rate    **84%     153%     158%       94%      90%      77%       76%       39%       53%       64%
Total return             **2.42%    7.70%    9.38%    11.06%    2.48%    9.30%    15.30%    14.64%    (0.69%)   12.79%
Net assets, end of
 period (000 omitted)    $32,034  $91,916  $96,611  $110,376  $89,023  $93,952  $112,706  $151,594  $158,886  $174,327

*Annualized.
**Not annualized.
(a) Government Income Fund and Income Fund commenced operations on March 5, 1986 and Limited Maturity Income Fund commenced operations on March 11, 1993.
(b) If the Funds had paid all of their expenses and there had been no reimbursement of expenses by the Adviser, these ratios would have been: for Limited Maturity Income Fund, 3.63% for the period ended June 30, 1993 and 1.14% and 1.27% for the years ended June 30, 1994 and 1995, respectively; for Government Income Fund, 3.33% for the period ended June 30, 1986, and 1.44%, 1.37%, 1.21%, and 1.07% for the years ended June 30, 1987 through 1990, respectively, and 1.09% for the year ended June 30, 1995; for Intermediate Bond Fund, 0.71% for the year ended June 30, 1995; and for Income Fund, 2.01% for the period ended June 30, 1986, and 0.83% and 0.85% for the years ended June 30, 1994 and 1995, respectively.
(c) Computed giving effect to the Adviser's expense limitation undertaking.

THE FUNDS

The mutual funds offered by this prospectus are STEIN ROE LIMITED MATURITY INCOME FUND ("Limited Maturity Income Fund"), STEIN ROE GOVERNMENT INCOME FUND ("Government Income Fund"), STEIN ROE INTERMEDIATE BOND FUND ("Intermediate Bond Fund"), and STEIN ROE INCOME FUND ("Income Fund") (collectively, the "Funds"). Each of the Funds is a no-load, diversified "mutual fund." No-load funds do not impose commissions or charges when shares are purchased or redeemed. Mutual funds sell their own shares to investors and invest the proceeds in a portfolio of securities. A mutual fund allows you to pool your money with that of other investors in order to obtain professional investment management. Mutual funds generally make it possible for you to obtain greater diversification of your investments and simplify your recordkeeping.

The Funds are series of the Stein Roe Income Trust (the "Trust"), an open-end management investment company, which is authorized to issue shares of beneficial interest in separate series. Each series represents interests in a separate portfolio of securities and other assets, with its own investment objectives and policies.

Stein Roe & Farnham Incorporated (the "Adviser") is investment adviser to the Funds. The Adviser also manages several other no-load mutual funds with different investment objectives, including equity funds, international funds, tax-exempt bond funds, and money market funds. To obtain prospectuses and other information on any of those mutual funds, please call 800-338-2550.

HOW THE FUNDS INVEST

Each Fund seeks a high level of current income.   Each Fund
invests as described below. Further information on portfolio investments and strategies may be found under Portfolio
Investments and Strategies in this prospectus and in the Statement of Additional Information.

LIMITED MATURITY INCOME FUND.
This Fund's investment objective is to provide a high level of current income, consistent with the preservation of capital. The Fund attempts to achieve its objective by investing primarily in securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities ("U.S. Government Securities") and other high-quality fixed-income securities. Depending on market conditions, the Fund may invest a substantial portion of its assets in mortgage-backed debt securities issued by GNMA, FNMA, and FHLMC.

In addition, the Fund may invest in principal portions or coupon portions of U.S. Government Securities that have been separated (stripped) by banks, brokerage firms, or other entities. Stripped securities are usually sold separately in the form of receipts or certificates representing undivided interests in the stripped portion and are not considered to be issued or guaranteed by the U.S. Government. Stripped securities may be more volatile than non-stripped securities. The staff of the Securities and Exchange Commission believes that mortgage-backed stripped securities are illiquid. The Fund has temporarily agreed to treat stripped securities as subject to the Fund's restriction on investment in illiquid securities.


The Fund may also invest in other types of debt securities; however, under normal circumstances, at least 65% of the Fund's total assets will be invested in U.S. Government Securities, non-U.S. Government Securities that are rated at least AA by Standard & Poor's Corporation ("S&P") or Aa by Moody's Investors Service, Inc. ("Moody's") and high-quality money market instruments. The Fund may invest up to 35% of its assets in other debt securities that are rated at least investment grade (BBB by S&P or Baa by Moody's). Securities rated BBB by S&P or Baa by Moody's are neither highly protected nor poorly secured. Such securities have some speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuers of such securities to make principal and interest payments than is the case for issuers of higher grade securities. If the rating of a security held by the Fund is lost or reduced below investment grade, the Fund is not required to dispose of the security, but the Adviser will consider that fact in determining whether the Fund should continue to hold the security.

Under normal circumstances, the dollar-weighted average maturity of the portfolio is expected to be no more than ten years. The average dollar-weighted maturity of the portfolio is the dollar-weighted average of the stated maturities of all debt instruments held in the portfolio. In addition, it is expected that under normal circumstances, the Fund will invest at least 65% of its total assets in securities with an effective maturity of three years or less and that the dollar-weighted average effective maturity of the portfolio will not exceed three years. The effective maturity of a debt instrument is the weighted average period over which the Adviser expects the principal to be paid, and differs from stated maturity in that it estimates the effect of expected principal prepayments and call provisions. With respect to GNMA securities and other mortgage-backed securities, the effective maturity is likely to be substantially less than the stated maturity of the mortgages in the underlying pools. With respect to obligations with call provisions, the effective maturity is typically the next call date on which the obligation reasonably may be expected to be called. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. During periods of rising interest rates, the effective maturity of mortgage-backed securities and callable obligations may increase because they are less likely to be prepaid, which may result in greater net asset value fluctuation.

GOVERNMENT INCOME FUND.
This Fund's investment objective is to provide a high level of current income. It invests primarily in U.S. Government
Securities. Depending on market conditions, the Fund may invest a substantial portion of its assets in mortgage-backed debt securities issued by GNMA, FNMA, and FHLMC.

Because the Fund's investment policy permits it to invest in U.S. Government Securities that are not backed by the full faith and credit of the U.S. Treasury, investment in the Fund may involve risks that are different in some respects from an investment in a fund that invests only in securities that are backed by the full faith and credit of the U.S. Treasury. Such risks may include a greater risk of loss of principal and interest on the securities in the Fund's portfolio that are supported only by the issuing or guaranteeing U.S. Government agency or instrumentality, since the Fund must look principally or solely to that entity for ultimate repayment.

Under normal market conditions, the Fund will invest at least 80% of its assets in U.S. Government Securities. The Fund may also invest up to 20% of its assets in other types of debt securities, including collateralized mortgage obligations ("CMOs") and principal portions or coupon portions of U.S. Government
Securities that have been separated (stripped) by banks, brokerage firms, or other entities. Stripped securities are usually sold separately in the form of receipts or certificates representing undivided interests in the stripped portion. CMOs are securities collateralized by mortgages and mortgage-backed securities. CMOs are not guaranteed by either the U.S. Government or by its agencies or instrumentalities. Stripped securities may be more volatile than non-stripped securities. The staff of the Securities and Exchange Commission believes that stripped securities are illiquid. The
Fund has temporarily agreed to treat stripped securities as subject to the Fund's restriction on investment in illiquid securities. The Fund will invest in debt securities rated at least investment grade or, if unrated, deemed by the Adviser to be of comparable quality. Securities rated in the fourth grade are neither highly protected nor poorly secured. Such securities have some speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuers of such securities to make principal and interest payments than is the case for issuers of higher grade securities. If the rating of a security held by the Fund is lost or reduced below investment grade, the Fund is not required to dispose of the security, but the Adviser will consider that fact in determining whether the Fund should continue to hold the security.

INTERMEDIATE BOND FUND.
This Fund's investment objective is to provide a high level of current income, consistent with the preservation of capital, by investing primarily in marketable debt securities. Under normal market conditions, the Fund will invest at least 65% of the value of its total assets (taken at market value at the time of investment) in convertible and non-convertible bonds and debentures, and at least 60% of its assets will be invested in the following:

(1) Marketable straight-debt securities of domestic issuers, and of foreign issuers payable in U.S. dollars, rated at time of purchase within the three highest grades assigned by Moody's or by S&P;

(2) U.S. Government Securities;

(3) Commercial paper rated Prime-1 by Moody's or A-1 by S&P at time of purchase, or, if unrated, issued or guaranteed by a corporation with any outstanding debt rated Aa or better by Moody's or AA or better by S&P; and

(4) Bank obligations, including repurchase agreements, of banks having total assets in excess of $1 billion.

Under normal market conditions, the Fund invests at least 65% of its assets in securities with an average life of between three and ten years, and expects that the dollar-weighted average life of its portfolio will be between three and ten years. Average life is the weighted average period over which the Adviser expects the principal to be paid, and differs from stated maturity in that it estimates the effect of expected principal prepayments and call provisions. With respect to GNMA securities and other mortgage-backed securities, average life is likely to be substantially less than the stated maturity of the mortgages in the underlying pools. With respect to obligations with call provisions, average life is typically the next call date on which the obligation reasonably may be expected to be called. Securities without prepayment or call provisions generally have an average life equal to their stated maturity. During periods of rising interest rates, the average life of mortgage-backed securities and callable obligations may increase substantially because they are not likely to be prepaid, which may result in greater net asset value fluctuation.

The Fund also may invest in other debt securities (including those convertible into or carrying warrants to purchase common stocks or other equity interests, and privately placed debt securities), preferred stocks, and marketable common stocks that the Adviser considers likely to yield relatively high income in relation to cost.


The Fund may invest up to 35% of its total assets in debt securities that are rated below investment grade (with no minimum permitted rating) and that, on balance, are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy. An economic downturn could severely disrupt this market and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments (see Risks and Investment Considerations) and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.


Achievement of the Fund's investment objective will be more dependent on the Adviser's credit analysis than would be the case if the Fund were investing exclusively in investment grade debt securities. Since the ratings of rating services (which evaluate the safety of principal and interest payments, not market risks) are used only as preliminary indicators of investment quality, the Adviser employs its own credit research and analysis, from which it has developed a credit rating system based upon comparative credit analyses of issuers within the same industry.

These analyses may take into consideration such quantitative factors as an issuer's present and potential liquidity, profitability, internal capability to generate funds, debt/equity ratio and debt servicing capabilities, and such qualitative factors as an assessment of management, industry characteristics, accounting methodology, and foreign business exposure.

Debt securities that are rated below investment grade tend to be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and the Fund may have greater difficulty selling its portfolio securities. (See Net Asset Value.) The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.


For the fiscal year ended June 30, 1995, the Fund's portfolio was invested, on average, as follows: high-quality short-term instruments, 4.1%; U.S. Government Securities, 39.3%; AAA, 6.3%; AA, 7.2%; A, 13.3%; BBB, 21.2%; BB, 8.1%; and unrated, 0.5%. The ratings are based on a dollar-weighted average, computed monthly, and reflect the higher of S&P or Moody's ratings. The ratings do not necessarily reflect the current or future composition of the Fund.


INCOME FUND.

The investment objective of Income Fund is to provide a high level of current income. Consistent with that investment objective, capital preservation and capital appreciation are regarded as secondary objectives.

Income Fund attempts to achieve its objective by investing principally in medium-quality debt securities, which are obligations of issuers that the Adviser believes possess adequate, but not outstanding, capacities to service their debt securities, such as securities rated A or Baa by Moody's or A or BBB by S&P. The Adviser generally attributes to medium-quality securities the same characteristics as do rating services.

Although the Income Fund will invest at least 60% of its assets in medium- or higher-quality securities, it may also invest to a lesser extent in securities of lower quality (in the case of rated securities, having a rating by Moody's or S&P of not less than C). Although the Fund can invest up to 40% of its assets in lower-quality securities, it does not intend to invest more than 35% in lower-quality securities. Lower-quality debt securities are obligations of issuers that are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal, and are commonly referred to as "junk bonds." The Income Fund may invest in lower-quality debt securities; for example, if the Adviser believes the financial condition of the issuers or the protection offered to the particular obligations is stronger than is indicated by low ratings or otherwise. The Income Fund may invest in higher-quality securities; for example, under extraordinary economic or financial market conditions, or when the spreads between the yields on medium- and high-quality securities are relatively narrow.

Some issuers of debt securities choose not to have their securities rated by a rating service, and the Income Fund may invest in unrated securities that the Adviser believes are suitable for investment.

Investment in medium- or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt this market and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments (see Risks and Investment Considerations) and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.


Achievement of the Income Fund's investment objective will be more dependent on the Adviser's credit analysis than would be the case if the Fund were investing in higher-quality debt securities. Since the ratings of rating services (which evaluate the safety of principal and interest payments, not market risks) are used only as preliminary indicators of investment quality, the Adviser employs its own credit research and analysis, from which it has developed a credit rating system based upon comparative credit analyses of issuers within the same industry. These analyses may take into consideration such quantitative factors as an issuer's present and potential liquidity, profitability, internal capability to generate funds, debt/equity ratio and debt servicing capabilities, and such qualitative factors as an assessment of management, industry characteristics, accounting methodology, and foreign business exposure.


Medium- and lower-quality debt securities tend to be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and the Income Fund may have greater difficulty selling its portfolio securities. (See Net Asset Value.) The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

Under normal market conditions, the Income Fund will invest at least 65% of the value of its total assets (taken at market value) in convertible and non-convertible bonds and debentures. Such securities may be accompanied by the right to acquire equity securities evidenced by warrants attached to the security or acquired as part of a unit with the security. Equity securities acquired by conversion or exercise of such a right may be retained by the Income Fund for a sufficient time to permit orderly disposition thereof or to establish long-term holding periods for federal income tax purposes.

The Income Fund may invest up to 35% of its total assets in other debt securities, marketable preferred and common stocks, and foreign and municipal securities that the Adviser considers likely to yield relatively high income in relation to costs, and rights to acquire such securities. (Municipal securities are securities issued by or on behalf of state and local governments, the interest on which is generally exempt from federal income tax.) Any assets not otherwise invested may be invested in money market instruments.

For the fiscal year ended June 30, 1995, the Income Fund's portfolio was invested, on average, as follows: high-quality short-term instruments, 3.9%; U.S. Government Securities, 12.6%; AAA, 3.5%; AA, 2.6%; A, 11.0%; BBB, 37.5%; BB, 25.3%; B, 1.5%; and
unrated, 2.1%. The ratings are based on a dollar-weighted average, computed monthly, and reflect the higher of S&P or Moody's ratings. The ratings do not necessarily reflect the current or future composition of the Income Fund.

PORTFOLIO INVESTMENTS AND STRATEGIES

U.S. GOVERNMENT SECURITIES.
U.S. Government Securities include: (i) bills, notes, bonds, and other debt securities, differing as to maturity and rates of interest, that are issued by and are direct obligations of the U.S. Treasury; and (ii) other securities that are issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities and that include, but are not limited to, Government National

Mortgage Association ("GNMA"), Federal Farm Credit Banks, Federal
Home Loan Banks, Farmers Home Administration, Federal Home Loan
Mortgage Corporation ("FHLMC"), and Federal National Mortgage Association ("FNMA"). U.S. Government Securities are generally viewed by the Adviser as being among the safest of debt securities with respect to the timely payment of principal and interest (but not with respect to any premium paid on purchase), but generally bear a lower rate of interest than corporate debt securities. However, they are subject to market risk like other debt securities, and therefore the Fund's shares can be expected to fluctuate in value.

DERIVATIVES.
Consistent with its objective, each Fund may invest in a broad array of financial instruments and securities, including conventional exchange-traded and non-exchange traded options, futures contracts, futures options, securities collateralized by underlying pools of mortgages or other receivables, and other instruments, the value of which is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate, or a currency ("Derivatives"). No Fund expects to invest more than 5% of its net assets in any type of Derivative except: for each Fund, options, futures contracts, and futures options; for each Fund other than Income Fund, mortgage or other asset-backed securities; and, for Limited Maturity Income Fund, floating rate instruments.

Derivatives are most often used to manage investment risk or to create an investment position indirectly because it is more efficient or less costly than direct investment. They also may be used in an effort to enhance portfolio returns.

The successful use of Derivatives depends on the Adviser's ability to correctly predict changes in the levels and directions of movements in security prices, interest rates and other market factors affecting the Derivative itself or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to a Derivative may not be well established. Finally, privately negotiated and over-the-counter Derivatives may not be as well regulated and may be less marketable than exchange-traded Derivatives. For additional information on Derivatives, please refer to the Statement of Additional Information.


MORTGAGE AND OTHER ASSET-BACKED DEBT SECURITIES.  Limited
Maturity Income Fund, Government Income Fund, and

Intermediate Bond Fund each may invest in securities secured by mortgages or other assets such as automobile or home improvement loans and credit card receivables. These instruments may be issued or guaranteed by the U.S. Government or by its agencies or instrumentalities or by private entities such as commercial, mortgage and investment banks and financial companies or financial subsidiaries of industrial companies.


Securities issued by GNMA represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmers Home Administration, or guaranteed by the Veterans
Administration.  Securities issued by FNMA and FHLMC, U.S.
Government-sponsored corporations, also represent an interest in a pool of mortgages.

The timely payment of principal and interest on GNMA securities is guaranteed by GNMA and backed by the full faith and credit of the U.S. Treasury. FNMA guarantees full and timely payment of interest and principal on FNMA securities. FHLMC guarantees timely payment of interest and ultimate collection of principal on FHLMC securities. FNMA and FHLMC securities are not backed by the full faith and credit of the U.S. Treasury.

Mortgage-backed debt securities, such as those issued by GNMA, FNMA, and FHLMC, are of the "modified pass-through type," which means the interest and principal payments on mortgages in the pool are "passed through" to investors. During periods of declining interest rates, there is increased likelihood that mortgages will be prepaid, with a resulting loss of the full-term benefit of any premium paid by the Fund on purchase of such securities; in addition, the proceeds of prepayment would likely be invested at lower interest rates.

Mortgage-backed securities provide either a pro rata interest in underlying mortgages or an interest in collateralized mortgage obligations ("CMOs"), which represent a right to interest and/or principal payments from an underlying mortgage pool. CMOs are not guaranteed by either the U.S. Government or by its agencies or instrumentalities and are usually issued in multiple classes, each of which has different payment rights, pre-payment risks, and yield characteristics. Mortgage-backed securities involve the risk of pre-payment of the underlying mortgages at a faster or slower rate than the established schedule. Pre-payments generally increase with falling interest rates and decrease with rising rates, but they also are influenced by economic, social, and market factors. If mortgages are pre-paid during periods of declining interest rates, there would be a resulting loss of the full-term benefit of any premium paid by the Fund on purchase of the CMO, and the proceeds of pre-payment would likely be invested at lower interest rates. Each Fund tends to invest in CMOs of classes known as planned amortization classes ("PACs") which have pre-payment protection features tending to make them less susceptible to price volatility.

Non-mortgage asset-backed securities usually have less pre-payment risk than mortgage-backed securities, but have the risk that the collateral will not be available to support payments on the underlying loans which finance payments on the securities themselves. Therefore, greater emphasis is placed on the credit quality of the security issuer and the guarantor, if any.

Asset-backed securities tend to experience greater price volatility than straight debt securities.

FLOATING RATE INSTRUMENTS. Limited Maturity Income Fund may also invest in floating rate instruments which provide for periodic adjustments in coupon interest rates that are automatically reset based on changes in amount and direction of specified market interest rates. In addition, the adjusted duration of some of these instruments may be materially shorter than their stated maturities. To the extent such instruments are subject to lifetime or periodic interest rate caps or floors, such instruments may experience greater price volatility than debt instruments without such features. Adjusted duration is an inverse relationship between market price and interest rates and refers to the approximate percentage change in price for a 100 basis point change in yield. For example, if interest rates decrease by 100 basis points, a market price of a security with an adjusted duration of 2 would increase by approximately 2%.


FUTURES AND OPTIONS. Each Fund may purchase and write both call options and put options on securities, indexes and foreign currencies, and enter into interest rate, index and foreign currency futures contracts. Each Fund may also write options on such futures contracts and purchase other types of forward or investment contracts linked to individual securities, indexes or other benchmarks in order to, consistent with its investment objective, provide additional revenue, or to hedge against changes in security prices, interest rates, or currency fluctuations. Each Fund may write a call or put option only if the option is covered. As the writer of a covered call option, the Fund foregoes, during the option's life, the opportunity to profit from increases in market value of the security covering the call option above the sum of the premium and the exercise price of the call. There can be no assurance that a liquid market will exist when a Fund seeks to close out a position.


Because of low margin deposits required, the use of futures contracts involves a high degree of leverage, and may result in losses in excess of the amount of the margin deposit. Foreign currency futures and options are permitted only if a Fund is permitted to invest in foreign securities.


FOREIGN SECURITIES.
Limited Maturity Income Fund, Intermediate Bond Fund, and
Income Fund each may invest in foreign securities. No Fund will invest in a foreign security if, as a result of such investment, more than 25% of its total assets would be invested in foreign securities. For purposes of this restriction, foreign debt securities do not include securities represented by American
Depositary Receipts ("ADRs"), foreign debt securities denominated in U.S. dollars, or securities guaranteed by a U.S. person such as a corporation domiciled in the United States that is a parent or affiliate of the issuer of the securities being guaranteed. The
Funds may invest in sponsored or unsponsored ADRs. In addition to, or in lieu of, such direct investment, a Fund may construct a synthetic foreign position by (a) purchasing a debt instrument denominated in one currency, generally U.S. dollars; and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange.
Because of the availability of a variety of highly liquid U.S.
dollar debt instruments, a synthetic foreign position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency debt instruments. In connection with the purchase of foreign securities, the Funds may contract to purchase an amount of foreign currency sufficient to pay the purchase price of the securities at the settlement date.
At June 30, 1995, no portion of any Fund's assets was invested in foreign securities as defined above, and no Fund intends to invest more than 5% of its net assets in foreign securities. (See Risks and Investment Considerations.)


LENDING OF PORTFOLIO SECURITIES.
Subject to certain restrictions, each Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES; STANDBY COMMITMENTS. Each Fund's assets may include securities purchased on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the Adviser deems it advisable for investment reasons. Securities purchased in this manner involve a risk of loss if the value of the security purchased declines before the settlement date.

When-issued or delayed-delivery securities may sometimes be purchased on a "dollar roll" basis, meaning that a Fund will sell securities with a commitment to purchase similar, but not identical, securities at a future date. Generally, the securities are repurchased at a price lower than the sales price. Dollar roll transactions involve the risk of restrictions on the Fund's ability to repurchase the security if the counterparty becomes insolvent; an adverse change in the price of the security during the period of the roll or that the value the security repurchased will be less than the security sold; and transaction costs exceeding the return earned by the Fund on the sales proceeds of the dollar roll.

Each Fund may also invest in securities purchased on a standby commitment basis, which is a delayed-delivery agreement in which the Fund binds itself to accept delivery of a security at the option of the other party to the agreement.

PORTFOLIO TURNOVER.
In attempting to attain its objective, each Fund may sell portfolio securities without regard to the period of time they have been held. Further, the Adviser may purchase and sell securities for the portfolios of Limited Maturity Income Fund, Government Income Fund, and the Income Fund with a view to maximizing current return, even if portfolio changes would cause the realization of capital gains. Although the weighted average effective maturity of the Limited Maturity Income Fund's portfolio generally will not exceed three years and the average stated maturity of the portfolios of Government Income Fund and the Income Fund generally will exceed ten years, the Adviser may adjust the average effective maturity of a Fund's portfolio from time to time, depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates. As a result, the turnover rate of the Funds may vary from year to year. The turnover rate for Limited Maturity Income Fund may exceed 100%, but is not expected to exceed 200% under normal market conditions. A high rate of portfolio turnover may result in increased transaction expenses and the realization of capital gains (which may be taxable) or losses. (See Financial Highlights and Distributions and Income Taxes.)

RESTRICTIONS ON THE FUNDS' INVESTMENTS

No Fund may invest in a security if, as a result of such investment: (1) with respect to 75% of its assets, more than 5% of its total assets would be invested in the securities of any one issuer, except for U.S. Government Securities or repurchase agreements for such securities; or (2) 25% or more of its total assets would be invested in the securities of a group of issuers in the same industry, except that this restriction does not apply to U.S. Government Securities. Notwithstanding these limitations, each Fund may invest all of its assets in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

No Fund may make loans, except that, consistent with its
investment policies and restrictions, each Fund may: (1) invest up to 100% of its net assets in publicly offered or privately placed debt securities, (2) lend its portfolio securities under certain conditions, and (3) enter into repurchase
agreements. /1/   No Fund may borrow money, except as a temporary
measure for extraordinary or emergency purposes and then the aggregate borrowings at any one time (including reverse repurchase agreements and dollar rolls) may not exceed 33 1/3% of its assets (at market value). Additional securities may not be purchased when borrowings, less proceeds receivable from sales of portfolio securities, exceed 5% of total assets.


The policies set forth in the first two paragraphs under Restrictions on the Funds' Investments (but not the footnote) are fundamental policies of each Fund. /2/ The Statement of Additional Information contains all of the investment restrictions.


RISKS AND INVESTMENT CONSIDERATIONS

All investments, including those in mutual funds, have risks. No investment is suitable for all investors. Although each Fund seeks to reduce risk by investing in a diversified portfolio, this does not eliminate all risk. The risks inherent in each Fund depend primarily upon the term and quality of the obligations in that Fund's portfolio, as well as on market conditions.

A decline in prevailing levels of interest rates generally increases the value of securities in a Fund's portfolio, while an increase in rates usually reduces the value of those securities. As a result, interest rate fluctuations will affect a Fund's net asset value, but not the income received by the Fund from its portfolio securities. (Because yields on debt securities available for purchase by a Fund vary over time, no specific yield on shares of a Fund can be assured.) In addition, if the bonds in a Fund's portfolio contain call, prepayment or redemption provisions, during a period of declining interest rates, these securities are likely to be redeemed, and the Fund will probably be unable to replace them with securities having as great a yield.

Limited Maturity Income Fund is appropriate for investors who seek higher yields than are usually available from money market instruments with stable prices and shorter maturities, but who also want less net asset fluctuation than that of a longer-term fund; unlike money market funds, however, the Fund does not seek to maintain a stable net asset value and may not be able to return dollar-for-dollar
-----------------------
/1/ A repurchase agreement involves a sale of securities to a Fund with the concurrent agreement of the seller (bank or securities dealer) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate within a specified time. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses. No Fund may invest more than 15% of its net assets in repurchase agreements maturing in more than seven days and other illiquid securities. /2/ A fundamental policy may be changed only with the approval of a "majority of the outstanding vote securities" of a Fund as defined in the Investment Company Act.
--------------------------------
the money invested. Intermediate Bond Fund is appropriate for investors who seek high income with less net asset value fluctuation from interest rate changes than that of a longer-term fund, and who can accept greater levels of credit and other risks associated with securities that are rated below investment grade. Government Income Fund is designed for investors who seek high income with minimum risk other than the risk of changes in net asset value caused by fluctuations in prevailing levels of interest rates. Income Fund is designed for investors who seek a higher level of income and who can accept greater levels of credit and other risks associated with securities of medium or lower quality.

Investments in foreign securities, including ADRs, represent both risks and opportunities not typically associated with investments in domestic issuers. Risks of foreign investing include currency risk, less complete financial information on issuers, less market liquidity, more market volatility, less well-developed and regulated markets, and greater political instability. In addition, various restrictions by foreign governments on investments by non-residents may apply, including imposition of exchange controls and withholding taxes on dividends, and seizure or nationalization of investments owned by non-residents. Foreign investments also tend to involve higher transaction and custody costs.


Limited Maturity Income Fund, Intermediate Bond Fund, and
Income Fund each may enter into foreign currency forward contracts and use options and futures contracts, as described elsewhere in this prospectus, to limit or reduce foreign currency risk.


There can be no assurance that a Fund will achieve its objective, nor can a Fund assure that payments of interest and principal on portfolio securities will be made when due. If, after purchase by a Fund, the rating of a portfolio security is lost or reduced, the Fund would not be required to sell the security, but the Adviser would consider such a change in deciding whether the Fund should retain the security in its portfolio.

The investment objective of each Fund is not fundamental and may be changed by the Board of Trustees without a vote of shareholders. If there were a change in a Fund's investment objective, such change may result in the Fund having an investment objective different from the objective that the shareholder considered appropriate at the time of investment in the Fund.

MASTER FUND/FEEDER FUND OPTION.
Rather than invest in securities directly, each Fund may in the future seek to achieve its investment objective by pooling its assets with assets of other mutual funds managed by the Adviser for investment in another investment company having the same investment objective and substantially the same investment policies and restrictions as the Fund. The purpose of such an arrangement is to achieve greater operational efficiencies and reduce costs. It is expected that any such investment company would be managed by the Adviser in substantially the same manner as the Fund. There are no present plans to convert any Fund to the Master Fund/Feeder Fund structure. If a Fund were to convert to the Master Fund/Feeder Fund structure, shareholders of that Fund would be given at least 30 days' prior notice, although they would not be entitled to vote on the action. Such investment would be made only if the Trustees determine it to be in the best interests of a Fund and its shareholders.

HOW TO PURCHASE SHARES

You may purchase shares of any of the Funds by check, by wire, by electronic transfer, or by exchange from your account with another Stein Roe Fund. The initial purchase minimum per Fund account is $2,500; the minimum for Uniform Gifts/Transfers to Minors Act ("UGMA") accounts is $1,000; the minimum for accounts established under an automatic investment plan (i.e., Regular Investments, Dividend Purchase Option, or the Automatic Exchange Plan) is $1,000 for regular accounts and $500 for UGMA accounts; and the minimum per account for Stein Roe IRAs is $500. The initial purchase minimum is waived for shareholders who participate in the Stein Roe Counselor [Service mark] or Stein Roe Counselor Preferred [Service mark] Programs. Subsequent purchases must be at least $100, or at least $50 if you purchase by electronic transfer. If you wish to purchase shares to be held by a tax-sheltered retirement plan sponsored by the Adviser, you must obtain special forms for those plans. (See Shareholder Services.)

BY CHECK.
To make an initial purchase of shares of a Fund, please complete and sign the Application and mail it to P.O. Box 804058, Chicago, Illinois 60680, together with a check made payable to Stein Roe
Funds.

You may make subsequent investments by submitting a check along with either the stub from your Fund account confirmation statement or a note indicating the amount of the purchase, your account number, and the name in which your account is registered. Each individual check submitted for purchase must be at least $100, and the Trust generally will not accept cash, drafts, third party checks, or checks drawn on banks outside of the United States. Should an order to purchase shares of a Fund be cancelled because your check does not clear, you will be responsible for any resulting loss incurred by that Fund.

BY WIRE.
You may also pay for shares by instructing your bank to wire federal funds (monies of member banks within the Federal Reserve System) to the Funds' custodian bank. Your bank may charge you a fee for sending the wire. If you are opening a new account by wire transfer, you must first telephone the Trust to request an account number and furnish your social security or other tax identification number. Neither the Funds nor the Trust will be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. Your bank must include the full name(s) in which your account is registered and your Fund account number, and should address its wire as follows:

State Street Bank and Trust Company
Boston, Massachusetts
ABA Routing No. 011000028
Attention:  Custody
Fund No. ____; Stein Roe _______ Fund
Account of (exact name(s) in registration)
Shareholder Account No. ___________

Fund Numbers:
     7116--Government Income Fund
     7107--Intermediate Bond Fund
     7118--Income Fund
     7122--Limited Maturity Income Fund


BY ELECTRONIC TRANSFER.
You may also make subsequent investments by an electronic transfer of funds from your bank checking account. Electronic transfer allows you to make purchases at your request ("Special Investments") by calling 800-338-2550 or at pre-scheduled intervals ("Regular Investments"). (See Shareholder Services.) Electronic transfer purchases are subject to a $50 minimum and a $100,000 maximum. You may not open a new account through electronic transfer. Should an order to purchase shares of a Fund be cancelled because your electronic transfer does not clear, you will be responsible for any resulting loss incurred by that Fund.


BY EXCHANGE.
You may purchase shares by exchange of shares from another Stein
Roe Fund account either by phone (if the Telephone Exchange
Privilege has been established on the account from which the exchange is being made), by mail, in person, or automatically at regular intervals (if you have elected Automatic
Exchanges). Restrictions apply; please review the information under How to Redeem Shares--By Exchange.

PURCHASE PRICE AND EFFECTIVE DATE.
Each purchase of a Fund's shares is made at that Fund's net asset value (see Net Asset Value) next determined after receipt of payment as follows:

A purchase by check or wire transfer is made at the net asset value next determined after receipt by the Fund of the check or wire transfer of funds in payment of the purchase.

A purchase by electronic transfer is made at the net asset value next determined after the Fund receives the electronic transfer from your bank. A Special Electronic Transfer Investment order received by telephone on a business day before 2:00 p.m., Chicago time, is effective on the next business day. Shares begin earning dividends on the day following the day on which they are purchased.

CONDITIONS OF PURCHASE.
Each purchase order for a Fund must be accepted by an authorized officer of the Trust in Chicago and is not binding until accepted and entered on the books of that Fund. Once your purchase order has been accepted, you may not cancel or revoke it; however, you may redeem the shares. The Trust reserves the right not to accept any purchase order that it determines not to be in the best interest of the Trust or of a Fund's shareholders. The Trust also reserves the right to waive or lower its investment minimums for any reason. The Trust does not issue certificates for shares.

PURCHASES THROUGH THIRD PARTIES.
You may purchase (or redeem) shares through investment dealers, banks, or other financial institutions. These institutions may charge for their services or place limitations on the extent to which you may use the services offered by the Trust. There are no charges or limitations imposed by the Trust (other than those described in this prospectus) if shares are purchased (or redeemed) directly from the Trust.


Some financial institutions which maintain nominee accounts with the Funds for their clients who are Fund shareholders charge an annual fee of up to 0.25% of the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. Such fees are paid by the Adviser.


HOW TO REDEEM SHARES

BY WRITTEN REQUEST.
You may redeem all or a portion of your shares of a Fund by submitting a written request in "good order" to the Trust at P.O. Box 804058, Chicago, Illinois 60680. A redemption request will be considered to have been received in good order if the following conditions are satisfied:

(1) the request must be in writing, indicate the number of shares or dollar amount to be redeemed, and identify the shareholder's account number;

(2) the request must be signed by the shareholder(s) exactly as the shares are registered;

(3) the request must be accompanied by any certificates for the shares, either properly endorsed for transfer, or accompanied by a stock assignment properly endorsed exactly as the shares are registered;

(4) the signatures on either the written redemption request or the certificates (or the accompanying stock power) must be guaranteed (a signature guarantee is not a notarization, but is a widely accepted way to protect you and the Funds by verifying your signature);

(5) corporations and associations must submit with each request a completed Certificate of Authorization included in this prospectus (or a form of resolution acceptable to the Trust);
and

(6) other supporting legal documents may be required from organizations, executors, administrators, trustees, or others acting on accounts not registered in their names.

BY EXCHANGE.
You may redeem all or any portion of your Fund shares and use the proceeds to purchase shares of any other Stein Roe Fund offered for sale in your state if your signed, properly completed Application is on file. AN EXCHANGE TRANSACTION IS A SALE AND PURCHASE OF SHARES FOR FEDERAL INCOME TAX PURPOSES AND MAY RESULT IN CAPITAL GAIN OR LOSS. Before exercising the Exchange Privilege, you should obtain the prospectus for the Stein Roe Fund in which you wish to invest and read it carefully. The registration of the account to which you are making an exchange must be exactly the same as that of the Fund account from which the exchange is made and the amount you exchange must meet any applicable minimum investment of the Stein Roe Fund being purchased. Unless you have elected to receive your dividends in cash, on an exchange of all shares, any accrued unpaid dividends will be invested in the Stein Roe Fund to which you exchange on the next business day. An exchange may be made by following the redemption procedure described above under By Written Request and indicating the

Stein Roe Fund to be purchased, except that a signature guarantee normally is not required. (See also the discussion below of the Telephone Exchange Privilege and Automatic Exchanges.)

SPECIAL REDEMPTION PRIVILEGES.
The Telephone Exchange Privilege and the Telephone Redemption by Check Privilege will be established automatically for you when you open your account unless you decline these Privileges on your Application. Other Privileges must be specifically elected. If you do not want the Telephone Exchange and Redemption Privileges, check the box(es) under the section "Telephone Redemption Options" when completing your Application. In addition, a signature guarantee may be required to establish a Privilege after you open your account.

You may not use any of the Special Redemption Privileges if you hold certificates for any of your Fund shares. The Telephone Redemption by Check Privilege and Special Electronic Transfer Redemptions are not available to redeem shares held by a tax-sheltered retirement plan sponsored by the Adviser. (See also General Redemption Policies.)


Telephone Exchange Privilege. You may use the Telephone Exchange Privilege to exchange an amount of $50 or more from your account by calling 800-338-2550 or by sending a telegram; new accounts opened by exchange are subject to the $2,500 initial purchase minimum. GENERALLY, YOU WILL BE LIMITED TO FOUR TELEPHONE EXCHANGE ROUND-TRIPS PER YEAR AND THE FUNDS MAY REFUSE REQUESTS FOR TELEPHONE EXCHANGES IN EXCESS OF FOUR ROUND-TRIPS (A ROUND-TRIP BEING THE EXCHANGE OUT OF A FUND INTO ANOTHER STEIN ROE FUND, AND THEN BACK TO THAT FUND). Also, the Trust's general redemption policies apply to redemptions of shares by Telephone Exchange. (See General Redemption Policies.)


The Trust reserves the right at any time without prior notice to suspend or terminate the use of the Telephone Exchange Privilege by any person or class of persons. The Trust believes that use of the Telephone Exchange Privilege by investors utilizing market-timing strategies adversely affects the Funds. THEREFORE, THE TRUST GENERALLY WILL NOT HONOR REQUESTS FOR TELEPHONE EXCHANGES BY SHAREHOLDERS IDENTIFIED BY THE TRUST AS "MARKET-TIMERS."
Moreover, the Trust reserves the right at any time without prior notice to suspend, limit, modify, or terminate the Telephone Exchange Privilege in its entirety. Because such a step would be taken only if the Board of Trustees believes it would be in the best interests of the Funds, the

Trust expects that it would provide shareholders with prior written notice of any such action unless it appears that the resulting delay in the suspension, limitation, modification, or termination of the Telephone Exchange Privilege would adversely affect the Funds. IF
THE TRUST WERE TO SUSPEND, LIMIT, MODIFY, OR TERMINATE THE TELEPHONE EXCHANGE PRIVILEGE, A SHAREHOLDER EXPECTING TO MAKE A TELEPHONE EXCHANGE MIGHT FIND THAT AN EXCHANGE COULD NOT BE PROCESSED OR THAT THERE MIGHT BE A DELAY IN THE IMPLEMENTATION OF THE EXCHANGE. (See How to Redeem Shares--By Exchange.) During periods of volatile economic and market conditions, you may have difficulty placing your exchange by telephone.

Automatic Exchanges. You may use the Automatic Exchange Privilege to automatically redeem a fixed amount from your Fund account for investment in another Stein Roe Fund account on a regular basis.


Telephone Redemption by Check Privilege.  You may use the
Telephone Redemption by Check Privilege to redeem an amount of $1,000 or more from your account by calling 800-338-2550. The proceeds will be sent by check to your registered address.
The Telephone Redemption by Check Privilege is not available to redeem shares held by a tax-sheltered retirement plan sponsored by the Adviser.

Electronic Transfer Privilege. You may redeem shares by calling 800-338-2550 and requesting an electronic transfer ("Special Redemption") of the proceeds to a checking account previously designated by you at a bank that is a member of the Automated Clearing House or at scheduled intervals ("Automatic Redemptions"- -see Shareholder Services). Electronic transfers are subject to a $50 minimum and a $100,000 maximum. A Special Redemption request received by telephone after 2:00 p.m., Chicago time, is deemed received on the next business day.


GENERAL REDEMPTION POLICIES.
You may not cancel or revoke your redemption order once instructions have been received and accepted. The Trust cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions. Please telephone the Trust if you have any questions about requirements for a redemption before submitting your request. If you wish to redeem shares held by a tax-sheltered retirement plan sponsored by the Adviser, special procedures of those plans apply to such redemptions. (See Shareholder Services--Tax-Sheltered Retirement Plans.) The Trust reserves the right to require a properly completed Application before making payment for shares redeemed.

The price at which your redemption order will be executed is the net asset value next determined after proper redemption instructions are received. (See Net Asset Value.) Because the redemption price you receive depends upon that Fund's net asset value per share at the time of redemption, it may be more or less than the price you originally paid for the shares and may result in a realized capital gain or loss.


The Trust will generally mail payment for shares redeemed within seven days after proper instructions are received. If you attempt to redeem shares within 15 days after they have been purchased by check or electronic transfer, the Trust may delay payment of the redemption proceeds to you until it can verify that payment for the purchase of those shares has been (or will be) collected.
To reduce such delays, the Trust recommends that your purchase be made by federal funds wire through your bank.

The Trust reserves the right at any time without prior notice to suspend, limit, modify, or terminate any Privilege or its use in any manner by any person or class.


Neither the Trust, its transfer agent, nor their respective officers, trustees, directors, employees, or agents will be responsible for the authenticity of instructions provided under the Privileges, nor for any loss, liability, cost or expense for acting upon instructions furnished thereunder if they reasonably believe that such instructions are genuine. The Funds employ procedures reasonably designed to confirm that instructions communicated by telephone under any Special Redemption Privilege or the Special Electronic Transfer Redemption Privilege are genuine. Use of any Special Redemption Privilege or the Special Electronic Transfer Redemption Privilege authorizes the Funds and their transfer agent to tape-record all instructions to redeem.
In addition, callers are asked to identify the account number and registration, and may be required to provide other forms of identification. Written confirmations of transactions are mailed promptly to the registered address; a legend on the confirmation requests the shareholder to review the transactions and inform the Fund immediately if there is a problem. If a Fund does not follow reasonable procedures for protecting shareholders against loss on telephone transactions, it may be liable for any losses due to unauthorized or fraudulent instructions.

Generally, you may not use the Exchange Privilege or any Special
Redemption Privilege to redeem shares purchased by check (other than certified or cashiers' checks) or electronic transfer until 15 days after their date of purchase.

The Trust reserves the right to redeem shares in any account and send the proceeds to the owner if the shares in the account do not have a value of at least $1,000. A shareholder would be notified that his account is below the minimum and allowed 30 days to increase the account before the redemption is processed.

Shares in any account you maintain with a Fund or any of the other Stein Roe Funds may be redeemed to the extent necessary to reimburse any Stein Roe Fund for any loss it sustains that is caused by you (such as losses from uncollected checks and electronic transfers or any Stein Roe Fund liability under the Internal Revenue Code provisions on backup withholding).

SHAREHOLDER SERVICES

REPORTING TO SHAREHOLDERS.
You will receive a confirmation statement reflecting each of your purchases and redemptions of shares of a Fund, as well as periodic statements detailing distributions made by that Fund. Shares purchased by reinvestment of dividends, by cross-reinvestment of dividends from another Fund, or pursuant to an automatic investment plan will be confirmed to you quarterly. In addition, the Trust will send you semiannual and annual reports showing Fund portfolio holdings and will provide you annually with tax information.

FUNDS-ON-CALL [REGISTERED MARK] 24-HOUR INFORMATION SERVICE.
To access the Stein Roe Funds-on-Call [Registered mark] automated telephone service, just call 800-338-2550 on any touch-tone telephone and follow the recorded instructions. Funds-on-Call [Registered mark] provides yields, prices, latest dividends, account balances, last transaction, and other information 24 hours a day, seven days a week.


FUNDS-ON-CALL [REGISTERED MARK] AUTOMATED TELEPHONE TRANSACTIONS. If you have established the Funds-on-Call [Registered mark] transaction privilege (Funds-on-Call [Registered mark] Application will be required), you may initiate Special Investments and Redemptions, Telephone Exchanges, and Telephone Redemptions by Check 24 hours a day, seven days a week by calling 800-338-2550 on a touch-tone telephone. These transactions are subject to the terms and conditions of the individual privileges. (See How to Purchase Shares and How to Redeem Shares.)


STEIN ROE COUNSELOR [SERVICE MARK] PROGRAM.
The Adviser offers a Stein Roe Counselor [Service mark] and a Stein Roe Counselor Preferred [Service mark] program. The programs are designed to provide investment guidance in helping investors to select a portfolio of Stein Roe Mutual Funds. The Stein Roe Counselor Preferred [Service mark] program, which automatically adjusts client portfolios, has a fee of up to 1% of assets.

RECORDKEEPING AND ADMINISTRATION SERVICES.
If you oversee or administer investments for a group of investors, we offer a variety of services.

TAX-SHELTERED RETIREMENT PLANS.
Booklets describing the following programs and special forms necessary for establishing them are available on request. You may use all of the Stein Roe Funds, except those investing primarily in tax-exempt securities, in these plans. Please read the prospectus for each Fund in which you plan to invest before making your investment.

Individual Retirement Accounts ("IRAs") for employed persons and their non-employed spouses.

Prototype Money Purchase Pension and Profit-Sharing Plans for self-employed individuals, partnerships, and corporations.

Simplified Employee Pension Plans permitting employers to provide retirement benefits to their employees by utilizing IRAs while minimizing administration and reporting requirements.

SPECIAL SERVICES.
The following special services are available to shareholders.
Please call 800-338-2550 or write the Trust for additional information and forms.

Dividend Purchase Option--to diversify your Fund investments by having distributions from one Fund account automatically invested in another Stein Roe Fund account. Before establishing this option, you should obtain and read carefully the prospectus of the Stein Roe Fund into which you wish to have your distributions invested. The account from which distributions are made must be of sufficient size that each distribution will usually be at least $25. The account into which distributions are to be invested may be opened with an initial investment of only $1,000.

Automatic Dividend Deposit (electronic transfer)--to have income dividends and capital gain distributions deposited directly into your bank checking account.



Telephone Redemption by Check Privilege  ($1,000 minimum) and
Telephone Exchange Privilege ($50 minimum)--established automatically when you open your account unless you decline them on your Application. (See How to Redeem Shares--Special
Redemption Privileges.)

Special Redemption Option (electronic transfer)--to redeem shares at any time and have the proceeds deposited directly to your bank checking account ($50 minimum; $100,000 maximum).

Regular Investments (electronic transfer)--to purchase Fund shares at regular intervals directly from your bank checking account ($50 minimum; $100,000 maximum).

Special Investments (electronic transfer)--to purchase Fund shares by telephone and pay for them by electronic transfer of funds from your checking account ($50 minimum; $100,000 maximum).

Automatic Exchange Plan--to automatically redeem a fixed dollar amount from your Fund account and invest it in another Stein Roe
Fund account on a regular basis ($50 minimum; $100,000 maximum).

Automatic Redemptions (electronic transfer)--to have a fixed dollar amount redeemed and sent at regular intervals directly to your bank checking account ($50 minimum; $100,000 maximum).

Systematic Withdrawals--to have a fixed dollar amount, declining balance, or fixed percentage of your account redeemed and sent at regular intervals by check to you or another payee.

NET ASSET VALUE

The purchase and redemption price of each Fund's shares is its net asset value per share. The net asset value of a share of each Fund is determined as of the close of trading on the New York Stock Exchange (currently 3:00 p.m., Chicago time) by dividing the difference between the values of the Fund's assets and liabilities by the number of shares outstanding. Net asset value will not be determined on days when the Exchange is closed unless, in the judgment of the Board of Trustees, the net asset value of a Fund should be determined on any such day, in which case the determination will be made at 3:00 p.m., Chicago time.

Securities for which market quotations are readily available at the time of valuation are valued on that basis. Long-term straight-debt securities for which market quotations are not readily available are valued at a fair value based on valuations provided by pricing services approved by the Board, which may employ electronic data processing techniques, including a matrix system, to determine valuations. Short-term debt securities with remaining maturities of 60 days or less are valued at their amortized cost, which does not take into account unrealized gains or losses. The Board believes that the amortized cost represents a fair value for such securities. Short-term debt securities with remaining maturities of more than 60 days for which market quotations are not readily available are valued by use of a matrix prepared by the Adviser based on quotations for comparable securities. Other assets and securities held by a Fund for which these valuation methods do not produce a fair value are valued by a method that the Board believes will determine a fair value.

DISTRIBUTIONS AND INCOME TAXES

DISTRIBUTIONS.
Income dividends are declared each business day, paid monthly, and confirmed at least quarterly. Each Fund intends to distribute by the end of each calendar year at least 98% of any net capital gains realized from the sale of securities during the twelve-month period ended October 31 in that year. The Funds intend to distribute any undistributed net investment income and net realized capital gains in the following year.

All of your income dividends and capital gain distributions will be reinvested in additional shares unless you elect to have distributions either (1) paid by check; (2) deposited by electronic transfer into your bank checking account; (3) applied to purchase shares in your account with another Stein Roe Fund; or
(4) applied to purchase shares in a Stein Roe Fund account of another person. (See Shareholder Services.) Reinvestment normally occurs on the payable date. The Trust reserves the right to reinvest the proceeds and future distributions in additional Fund shares if checks mailed to you for distributions are returned as undeliverable or are not presented for payment within six months.

INCOME TAXES.
Your distributions will be taxable to you, under income tax law, whether received in cash or reinvested in additional shares. For federal income tax purposes, any distribution that is paid in January but was declared in the prior calendar year is deemed paid in the prior calendar year.

You will be subject to federal income tax at ordinary rates on income dividends and distributions of net short-term capital gain. Distributions of net long-term capital gain will be taxable to you as long-term capital gain regardless of the length of time you have held your shares.

You will be advised annually as to the source of distributions.
If you are not subject to tax on your income, you will not be required to pay tax on these amounts.

If you redeem shares of a Fund held for six months or less, any loss on the sale of those shares will be a long-term capital loss to the extent of any distributions of long-term capital gain you have received with respect to those shares.

For federal income tax purposes, each Fund is treated as a separate taxable entity distinct from the other series of the Trust.

This section is not intended to be a full discussion of income tax laws and their effect on shareholders. You may wish to consult your own tax advisor.

BACKUP WITHHOLDING.
If (a) you fail to (i) furnish your properly certified social security or other tax identification number or (ii) certify that your tax identification number is correct or that you are not subject to backup withholding due to the underreporting of certain income, or (b) the Internal Revenue Service informs the Trust that your tax identification number is incorrect, the Trust may be required to withhold federal income tax ("backup withholding") from certain payments (including redemption proceeds) to you. These certifications are contained in the Application that you should complete and return when you open an account. The Funds must promptly pay to the IRS all amounts withheld. Therefore, it is usually not possible for a Fund to reimburse you for amounts withheld. However, you may claim the amount withheld as a credit on your federal income tax return.

INVESTMENT RETURN

The total return from an investment in a Fund is measured by the distributions received (assuming reinvestment) plus or minus the change in the net asset value per share for a given period. A total return percentage may be calculated by dividing the value of a share at the end of the period (including reinvestment of distributions) by the value of the share at the beginning of the period and subtracting one. For a given period, an average annual total return may be calculated by finding the average annual compounded rate that would equate a hypothetical $1,000 investment to the ending redeemable value.

The yield of a Fund is calculated by dividing its net investment income per share (a hypothetical figure as defined in the SEC rules) during a 30-day period by the net asset value per share on the last day of the period. The yield formula provides for semiannual compounding, which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period.


Comparison of a Fund's yield or total return with those of alternative investments should consider differences between the Fund and the alternative investments, the periods and methods used in calculation of the return being compared, and the impact of taxes on alternative investments. Yield figures are not based on actual dividends paid. Past performance is not necessarily indicative of future results. To obtain current yield or total return information, you may call 800-338-2550 or write to the address shown on the back cover.


MANAGEMENT OF THE FUNDS

TRUSTEES AND INVESTMENT ADVISER.
The Board of Trustees of the Trust has overall management responsibility for the Trust and the Funds. See Management in the Statement of Additional Information for the names of and other information about the trustees and officers.

The Adviser, Stein Roe & Farnham Incorporated, One South Wacker Drive, Chicago, Illinois 60606, is responsible for managing the investment portfolios and the business affairs of the Funds and the Trust, subject to the direction of the Board. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940.
The Adviser was organized in 1986 to succeed to the business of Stein Roe & Farnham, a partnership that had advised and managed mutual funds since 1949. The Adviser is a wholly owned indirect subsidiary of Liberty Mutual Insurance Company ("Liberty Mutual").

In approving the use of a single combined prospectus, the Board considered the possibility that one Fund might be liable for misstatements in the prospectus regarding information concerning another Fund.


PORTFOLIO MANAGERS.
Michael T. Kennedy has been portfolio manager of Government Income Fund and Intermediate Bond Fund since 1988. He is a vice-president of the Trust, a senior vice president of the Adviser, and has been associated with the Adviser since 1987. From 1984 to 1987, he was employed by Homewood Federal Savings and Loan. A chartered financial analyst and a chartered investment counselor, he received his B.S. degree from Marquette University in 1984 and his M.M. from Northwestern University in 1988. Mr. Kennedy is secretary of the Adviser's Fixed Income Policy Committee and managed $414 million in mutual fund assets for the Adviser as of June 30, 1995. Mr. Kennedy is also associate portfolio manager of Limited Maturity Income Fund.

Steven P. Luetger has been portfolio manager of Limited Maturity Income Fund since February 1995 and is associate portfolio manager of Government Income Fund and Intermediate Bond Fund. Mr. Luetger joined the Adviser in 1978 and is a senior vice president. He received his B.A. from Knox College in 1975 and M.B.A. from the University of Chicago in 1980. As of June 30,

1995, Mr. Luetger managed $28 million in mutual fund assets for the Adviser.

Ann H. Benjamin, a vice-president of the Trust, became portfolio manager of the Income Fund in January 1990. She is a senior vice president of the Adviser and has been associated with the Adviser since 1989. A chartered financial analyst, she received her B.B.A. from Chatham College in 1980 and her M.A. from Carnegie Mellon University in 1985. Ms. Benjamin managed $212 million in mutual fund assets for the Adviser as of June 30, 1995, serves as High-Yield Credit Research Manager for the Adviser, and is a member of the Adviser's Fixed Income Credit Review Committee.

Stephen F. Lockman has been associate portfolio manager of Income Fund since October 1995. Mr. Lockman is a vice president of the Adviser and has been employed by the Adviser since January 1994. A chartered financial analyst, Mr. Lockman received a B.S. degree from the University of Illinois in 1983 and an M.B.A. from DePaul University in 1986.


FEES AND EXPENSES.
In return for its investment advisory and administrative services, the Adviser receives a monthly fee from each Fund based on its average net assets, computed and accrued daily. The annualized fee for Limited Maturity Income Fund is .60 of 1% of the first $100 million of average net assets, .55 of 1% of the next $100 million, and .50 of 1% thereafter; that of Intermediate Bond Fund is .50 of 1% of average net assets; that of Government Income Fund is .60 of 1% of the first $100 million and .55 of 1% thereafter; and that of Income Fund is .65 of 1% of the first $100 million and
 .60 of 1% thereafter. For the fiscal year ended June 30, 1995, pursuant to the expense undertaking described under Fee Table, the Adviser reimbursed Limited Maturity Income Fund $234,580, resulting in a net payment by the Adviser to the Fund of $62,279. For the fiscal year ended June 30, 1995, the fees for Government Income Fund, Intermediate Bond Fund and Income Fund, after each Fund's expense limitation described under Fee Table, amounted to
 .51%, .49% and .60%  of average net assets, respectively.

Under a separate agreement with the Trust, the Adviser provides certain accounting and bookkeeping services to the Funds including computation of each Fund's net asset value and calculation of its net income and capital gains and losses on disposition of Fund assets.

PORTFOLIO TRANSACTIONS.
The Adviser places the orders for the purchase and sale of portfolio securities and options and futures contracts for the Funds. In doing so, the Adviser seeks to obtain the best combination of price and execution, which involves a number of judgmental factors.

TRANSFER AGENT.
SteinRoe Services Inc. ("SSI"), One South Wacker Drive, Chicago,
Illinois 60606, a wholly owned indirect subsidiary of Liberty
Mutual, is the agent of the Trust for the transfer of shares, disbursement of dividends, and maintenance of shareholder accounting records.

DISTRIBUTOR.
The shares of each Fund are offered for sale through Liberty Securities Corporation ("Distributor") without any sales commissions or charges to the Funds or to their shareholders. The Distributor is a wholly owned indirect subsidiary of Liberty Mutual. The business address of the Distributor is 600 Atlantic Avenue, Boston, Massachusetts 02210; however, all Fund correspondence (including purchase and redemption orders) should be mailed to the Trust at P.O. Box 804058, Chicago, Illinois 60680. All distribution and promotional expenses are paid by the Adviser, including payments to the Distributor for sales of Fund shares.

CUSTODIAN.
State Street Bank and Trust Company (the "Bank"), 225 Franklin Street, Boston, Massachusetts 02101, is the custodian for the Funds. Foreign securities are maintained in the custody of foreign banks and trust companies that are members of the Bank's Global Custody Network or foreign depositories used by such members. (See Custodian in the Statement of Additional Information.)

ORGANIZATION AND DESCRIPTION OF SHARES

The Trust is a Massachusetts business trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated January 3, 1986, which provides that each shareholder shall be deemed to have agreed to be bound by the terms thereof. The Declaration of Trust may be amended by a vote of either the Trust's shareholders or its trustees. The Trust may issue an unlimited number of shares, in one or more series as the Board may authorize. Currently, six series are authorized and outstanding.

Under Massachusetts law, shareholders of a Massachusetts business trust such as the Trust could, in some circumstances, be held personally liable for unsatisfied obligations of the trust. The Declaration of Trust provides that persons extending credit to, contracting with, or having any claim against, the Trust or any particular series shall look only to the assets of the Trust or of the respective series for payment under such credit, contract or claim, and that the shareholders, trustees and officers of the Trust shall have no personal liability therefor. The Declaration of Trust requires that notice of such disclaimer of liability be given in each contract, instrument or undertaking executed or made on behalf of the Trust. The Declaration of Trust provides for indemnification of any shareholder against any loss and expense arising from personal liability solely by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the Trust was unable to meet its obligations.

The risk of a particular series incurring financial loss on account of unsatisfied liability of another series of the Trust is also believed to be remote, because it would be limited to claims to which the disclaimer did not apply and to circumstances in which the other Fund was unable to meet its obligations.

CERTIFICATE OF AUTHORIZATION (FOR USE BY CORPORATIONS AND
ASSOCIATIONS ONLY)

A corporation or association must complete this Certificate and submit it with the Fund Application, each written redemption, transfer or exchange request, and each request to terminate or change any of the Privileges or special service elections.

If the entity submitting the Certificate is an association, the word "association" shall be deemed to appear each place the word "corporation" appears. If the officer signing this Certificate is named as an authorized person, another officer must countersign the Certificate. If there is no other officer, the person signing the Certificate must have his signature guaranteed. If you are not sure whether you are required to complete this Certificate, call the office of the Stein Roe Funds, 800-338-2550 toll-free.

The undersigned hereby certifies that he is the duly elected
Secretary of  ____________________________ (the "Corporation")
             (name of Corporation/Association)
and that the following individual(s):

Authorized Persons
_____________________________      __________________________
Name                               Title
_____________________________      __________________________
Name                               Title
_____________________________      __________________________
Name                               Title

is (are) duly authorized by resolution or otherwise to act on behalf of the Corporation in connection with the Corporation's ownership of shares of any mutual fund managed by Stein Roe & Farnham Incorporated (individually, the "Fund" and collectively, the "Funds") including, without limitation, furnishing any such Fund and its transfer agent with instructions to transfer or redeem shares of that Fund payable to any person or in any manner, or to redeem shares of that Fund and apply the proceeds of such redemption to purchase shares of another Fund (an "exchange"), and to execute any necessary forms in connection therewith.

Unless a lesser number is specified, all of the Authorized Persons must sign written instructions. Number of signatures required:
________.

If the undersigned is the only person authorized to act on behalf of the Corporation, the undersigned certifies that he is the sole shareholder, director, and officer of the Corporation and that the Corporation's Charter and Bylaws provide that he is the only person authorized to so act.

Unless expressly declined on the Application (or other form acceptable to the Funds), the undersigned further certifies that the Corporation has authorized by resolution or otherwise the establishment of the Telephone Exchange and Telephone Redemption by Check Privileges for the Corporation's account with any Fund offering any such Privilege. If elected on the Application (or other form acceptable to the Funds), the undersigned also certifies that the Corporation has similarly authorized establishment of the Electronic Transfer, Telephone Redemption by Wire, and Check-Writing Privileges for the Corporation's account with any Fund offering said Privileges. The undersigned has further authorized each Fund and its transfer agent to honor any written, telephonic, or telegraphic instructions furnished pursuant to any such Privilege by any person believed by the Fund or its transfer agent or their agents, officers, directors, trustees, or employees to be authorized to act on behalf of the Corporation and agrees that neither the Fund nor its transfer agent, their agents, officers, directors, trustees, or employees will be liable for any loss, liability, cost, or expense for acting upon any such instructions.

These authorizations shall continue in effect until five business days after the Fund and its transfer agent receive written notice from the Corporation of any change.

IN WITNESS WHEREOF, I have hereunto subscribed my name as Secretary and affixed the seal of this Corporation this ____ day of ___________________, 19___.

                                __________________________
                                Secretary

                                __________________________
                                Signature Guarantee*

*Only required if the person signing the Certificate is the only person named as "Authorized Person."

Corporate
Seal
Here

[STEIN ROE MUTUAL FUNDS LOGO]

The Stein Roe Funds
Stein Roe Government Reserves Fund
Stein Roe Cash Reserves Fund
Stein Roe Limited Maturity Income Fund
Stein Roe Government Income Fund
Stein Roe Intermediate Bond Fund
Stein Roe Income Fund
Stein Roe Municipal Money Market Fund
Stein Roe Intermediate Municipals Fund
Stein Roe Managed Municipals Fund
Stein Roe High-Yield Municipals Fund
Stein Roe Total Return Fund
Stein Roe Prime Equities
Stein Roe Stock Fund
Stein Roe Capital Opportunities Fund
Stein Roe Special Fund
Stein Roe International Fund
Stein Roe Young Investor Fund
Stein Roe Special Venture Fund

P.O. Box 804058
Chicago, Illinois  60680
800-338-2550


In Chicago, visit our Fund Center
at One South Wacker Drive

Liberty Securities Corporation, Distributor

02009

                                     [STEIN ROE MUTUAL FUNDS LOGO]
PROSPECTUS
DEFINED CONTRIBUTION PLANS


STEIN ROE CASH RESERVES FUND
The Fund seeks to obtain maximum current income consistent with capital preservation and maintenance of liquidity. The Fund invests solely in money market instruments maturing in thirteen months or less from time of investment.


This prospectus relates only to shares of the Fund purchased through eligible employer-sponsored defined contribution plans
("defined contribution plans").

The Fund is a "no-load" money market fund and attempts to maintain its net asset value at $1.00 per share. SHARES OF THE FUND ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. There are no sales or redemption charges, and the Fund has no 12b-1 plan.

The Fund is a series of the STEIN ROE INCOME TRUST, an open-end management investment company. This prospectus contains information you should know before investing in the Fund. Please read it carefully and retain it for future reference.


A Statement of Additional Information dated November 1, 1995, containing more detailed information, has been filed with the Securities and Exchange Commission and (together with any supplements thereto) is incorporated herein by reference. The Statement of Additional Information and the most recent financial statements may be obtained without charge by writing to the Secretary at P.O. Box 804058, Chicago, IL 60680 or by calling 800-322-1130. The Statement of Additional Information contains information relating to other series of the Stein Roe Income Trust that may not be available as investment vehicles for your defined contribution plan.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE DATE OF THIS PROSPECTUS IS NOVEMBER 1, 1995

TABLE OF CONTENTS
                              Page
Fee Table ....................2
Financial Highlights..........2
The Fund......................3
How the Fund Invests..........4
Restrictions on the Fund's
  Investments ................4
Risks and Investment
 Considerations ..............5
How to Purchase Shares .......6
How to Redeem Shares .........6
Net Asset Value ..............7
Distributions and Income
 Taxes........................7
Management of the Fund........8
Organization and Description
  of Shares...................8
For More Information..........9

___________________________
FEE TABLE

SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases                   None
Sales Load Imposed on Reinvested Dividends        None
Deferred Sales Load                               None
Redemption Fees                                   None*
Exchange Fees                                     None
ANNUAL FUND OPERATING EXPENSES (as a percentage
  of average net assets)
Management Fees                                   0.50%
12b-1 Fees                                        None
Other Expenses                                    0.22%
                                                  -----
Total Fund Operating Expenses                     0.72%
                                                  -----
                                                  -----
________________
*There is a $3.50 charge for wiring redemption proceeds to your bank.

EXAMPLE.
You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period:

           1 year  3 years  5 years  10 years
           ------  -------  -------  --------
             $7      $23      $40      $89

The purpose of the Fee Table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Fund. The table is based upon actual expenses incurred in the last fiscal year, adjusted to reflect the change in transfer agency services and fees. (Also see Management of the Fund--Fees and Expenses.)


For purposes of the Example above, the figures assume that the percentage amounts for the Fund listed under Annual Fund Operating Expenses remain the same during each of the periods, that all income dividends and capital gain distributions are reinvested in additional Fund shares, and that, for purposes of management fee breakpoints, the Fund's net assets remain at the same level as in the most recently completed fiscal year. The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. Although information such as that shown in the Fee Table and Example is useful in reviewing the Fund's expenses and in providing a basis for comparison with other mutual funds, it should not be used for comparison with other investments using different assumptions or time periods. The example does not reflect any charges or expenses related to your employer's plan.

__________________________
FINANCIAL HIGHLIGHTS


The table below reflects the results of operations of the Fund on a per-share basis and has been audited by Ernst & Young LLP, independent auditors. The table should be read in conjunction with the financial statements and notes thereto, which may be obtained from the Trust without charge upon request.


                                                       Six
                                                       Months
                                                       Ended
                           Years Ended December 31,    June 30,                        Years Ended June 30,
                           1985     1986     1987       1988      1989      1990      1991     1992     1993     1994    1995
                          ------   ------    ------    ------    ------    ------    ------   ------   ------   ------  -------
NET ASSET VALUE,
 BEGINNING OF PERIOD      $1.000   $1.000    $1.000    $1.000    $1.000    $1.000    $1.000   $1.000   $1.000   $1.000  $1.000
                          ------   ------    ------    ------    ------    ------    ------   ------   ------   ------  -------
Net investment income      0.075    0.061     0.060     0.032     0.081     0.079     0.068    0.044    0.028    0.028   0.048
Distributions from net
 investment income        (0.075)  (0.061)   (0.060)   (0.032)   (0.081)   (0.079)   (0.068)  (0.044)  (0.028)  (0.028)  (0.048)
                          ------   ------    ------    ------    ------    ------    ------   ------   ------   ------  -------
NET ASSET VALUE,
 END OF PERIOD            $1.000   $1.000    $1.000    $1.000    $1.000    $1.000    $1.000   $1.000   $1.000   $1.000   $1.000
                          ------   ------    ------    ------    ------    ------    ------   ------   ------   ------  -------
                          ------   ------    ------    ------    ------    ------    ------   ------   ------   ------  -------
Ratio of expenses to
 average net assets        0.72%    0.72%     0.72%    *0.70%     0.75%     0.76%     0.78%    0.78%    0.79%    0.79%    0.76%
Ratio of net investment
 income to average net
 assets                    7.55%    6.05%     6.02%    *6.36%     8.13%     7.94%     6.81%    4.40%    2.81%    2.77%    4.83%
Total return               7.79%    6.25%     6.15%    *6.43%     8.41%     8.20%     6.98%    4.49%    2.83%    2.81%    4.96%
Net assets, end of
 period (000 omitted)   $738,634 $814,544  $962,901  $930,074  $948,018  $949,803  $840,525 $711,087 $627,110 $554,713 $498,163

*Annualized.

___________________________
THE FUND


STEIN ROE CASH RESERVES FUND (the "Fund") is a no-load, diversified "mutual fund." Mutual funds sell their own shares to investors and use the money they receive to invest in a portfolio of securities. A mutual fund allows you to pool your money with that of other investors in order to obtain professional investment management. Mutual funds generally make it possible for you to obtain greater diversification of your investments and simplify your recordkeeping. Because the Fund invests only in money market instruments, it is called a "money market fund." No-load funds do not impose commissions or charges when shares are purchased or redeemed.


The Fund is a series of the Stein Roe Income Trust (the "Trust"), an open-end management investment company, which is authorized to issue shares of beneficial interest in separate series. Each series represents interests in a separate portfolio of securities and other assets, with its own investment objectives and policies.


Stein Roe & Farnham Incorporated (the "Adviser") provides investment advisory and administrative services to the Fund. The Adviser also manages several other no-load mutual funds with different investment objectives, including equity funds, international funds, money market funds, and taxable and tax-exempt bond funds. To obtain prospectuses and other information on opening a regular account in any of these mutual funds, please call 800-338-2550.

Although there can be no assurance that it will always be able to do so, the Fund follows procedures designed to stabilize its price per share at $1.00. The Statement of Additional Information describes these procedures.

Because the Fund strives to maintain a $1.00 per share value, its return is usually quoted either as a current seven-day yield, calculated by totaling the dividends on a Fund share for the previous seven days and restating that yield as an annual rate, or as an effective yield, calculated by adjusting the current yield to assume daily compounding. The Fund's current and effective yields for the seven-day period ended September 29, 1995, were 5.14% and 5.27%, respectively. To obtain current yield information, you may call 800-338-2550.

From time to time, the Fund may also quote total return figures. The total return from an investment in the Fund is measured by the distributions received (assuming reinvestment) plus or minus the change in the net asset value per share for a given period. A total return percentage may be calculated by dividing the value of a share at the end of the period (including reinvestment of distributions) by the value of the share at the beginning of the period and subtracting one. For a given period, an average annual total return may be calculated by finding the average annual compounded rate that would equate a hypothetical $1,000 investment to the ending redeemable value.


Comparison of the Fund's yield or total return with those of alternative investments should consider differences between the Fund and the alternative investments, the periods and methods used in calculation of the return being compared, and the impact of taxes on alternative investments. The Fund's total return does not reflect any charges or expenses related to your employer's plan. Past performance is not necessarily indicative of future results.
___________________________
HOW THE FUND INVESTS

The Fund seeks to obtain maximum current income consistent with the preservation of capital and the maintenance of liquidity by investing all of its assets in U.S. dollar-denominated money market instruments maturing in thirteen months or less from time of investment. Each security must be rated (or be issued by an issuer that is rated with respect to its short-term debt) within the highest rating category for short-term debt by at least two nationally recognized statistical rating organizations ("NRSRO"), or, if unrated, determined by or under the direction of the Board of Trustees to be of comparable quality. These securities may include:

(1) Securities issued or guaranteed by the U.S. Government or by its agencies or instrumentalities ("U.S. Government Securities");
(2) Securities issued or guaranteed by the government of any foreign country that are rated at time of purchase A or better (or equivalent rating) by at least one NRSRO; /1/
(3) Certificates of deposit, bankers' acceptances and time
    deposits of any bank (U.S. or foreign) having total assets in excess of $1 billion, or the equivalent in other currencies (as of the date of the most recent available financial statements) or of any branches, agencies or subsidiaries (U.S. or foreign) of any such bank;
(4) Commercial paper of U.S. or foreign issuers;
(5) Notes, bonds, and debentures rated at time of purchase A or better (or equivalent rating) by at least one NRSRO;
(6) Repurchase agreements /2/ involving securities listed in (1)
    above;
(7) Other high-quality short-term obligations.
__________________
/1/ For a description of certain NRSRO commercial paper, note, and bond ratings, see the Appendix to the Statement of Additional Information.

/2/ A sale of securities to the Fund in which the seller (a bank or securities dealer that the Adviser believes to be financially sound) agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time.

_____________________


In accordance with its investment objectives and policies, the Fund may invest in variable and floating rate money market instruments which provide for periodic or automatic adjustment in coupon interest rates that are reset based on changes in amount and directions of specified short-term interest rates.

Under normal market conditions, the Fund will invest at least 25% of its total assets in securities of issuers in the financial services industry (which includes, but is not limited to, banks, personal credit and business credit institutions, and other financial services institutions).

The Fund maintains a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share, and not in excess of 90 days. It is a fundamental policy that the maturity of any instrument that grants the holder an optional right to redeem at par plus interest and without penalty will be deemed at any time to be the next date provided for payment on exercise of such optional redemption right.
___________________________
RESTRICTIONS ON THE
FUND'S INVESTMENTS


The Fund will not: (1) invest more than 10% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days (however, there is otherwise no limitation on the percentage of the Fund's assets which may be invested in repurchase agreements); or (2) with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer--this restriction does not apply to U.S. Government Securities or repurchase agreements for such securities. Notwithstanding the limitation on investments in a single issuer, the Fund may invest all of its assets in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

The Fund may not make loans with the exception that it may invest in money market securities and enter into repurchase agreements.
The Fund may not borrow money, except as a temporary measure for extraordinary or emergency purposes, and then the aggregate borrowings at any one time may not exceed 33 1/3% of its assets (at market value). The Fund may not purchase additional securities when its borrowings, less proceeds receivable from sales of portfolio securities, exceed
5% of total assets.


The policies described in the preceding two paragraphs, which summarize certain important investment restrictions of the Fund, and the policy with respect to concentration of investment in the financial services industry, can be changed only with the approval of a "majority of the outstanding voting securities" of the Fund, as defined in the Investment Company Act of 1940. All of the investment restrictions are set forth in the Statement of Additional Information.
___________________________
RISKS AND INVESTMENT
CONSIDERATIONS

All investments, including those in mutual funds, have risks. No investment is suitable for all investors. There can be no guarantee that the Fund will achieve its objective or be able at all times to maintain its net asset value per share at $1.00.


In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the collateral during the period in which the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.


The Fund's investment objective is not fundamental and may be changed by the Board of Trustees without a vote of shareholders.
If there is a change in the Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then-current financial position and needs.

The Fund's policy of investing at least 25% of its assets in securities of issuers in the financial services industry may cause the Fund to be more adversely affected by changes in market or economic conditions and other circumstances affecting the financial services industry. Because the Fund's investment policy permits it to invest in: securities of foreign branches of U.S. banks (Eurodollars), U.S. branches of foreign banks (Yankee dollars), and foreign banks and their foreign branches, such as negotiable certificates of deposit; securities of foreign governments; and securities of foreign issuers, such as commercial paper and corporate notes, bonds and debentures, investment in the Fund might involve risks that are different in some respects from an investment in a fund that invests only in debt obligations of U.S. domestic issuers. Such risks may include future political and economic developments; the possible imposition of foreign withholding taxes on interest income payable on securities held in the portfolio; possible seizure or nationalization of foreign deposits; the possible establishment of exchange controls; or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on securities in the portfolio. Additionally, there may be less public information available about foreign banks and their branches. Foreign banks and foreign branches of foreign banks are not regulated by U.S. banking authorities, and generally are not bound by accounting, auditing, and financial reporting standards comparable to U.S. banks.

The Fund may invest in securities purchased on a when-issued or delayed-delivery basis. Although the payment terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed and the yields then available in the market may be greater. The Fund will make such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if it is deemed advisable for investment reasons.

The Fund may also invest in securities purchased on a standby commitment basis, which is a delayed-delivery agreement in which the Fund binds itself to accept delivery of a security at the option of the other party to the agreement.

MASTER FUND/FEEDER FUND OPTION.
Rather than invest in money market securities directly, the Fund may in the future seek to achieve its investment objective by pooling all of its assets with assets of other mutual funds managed by the Adviser for investment in another registered investment company having the same investment objective and substantially the same investment policies and restrictions as the Fund. It is expected that any such investment company would be managed by the Adviser in substantially the same manner as the Fund. The purpose of such an arrangement is to achieve greater operational efficiencies and reduce costs. Shareholders of the Fund will be given at least 30 days' prior notice of any such investment, although they will not be entitled to vote on the action. Such investment would be made only if the trustees determine it to be in the best interests of the Fund and its shareholders.
___________________________
HOW TO PURCHASE SHARES

All shares must be purchased through your employer's defined contribution plan. For more information about how to purchase shares of the Fund through your employer or limitations on the amount that may be purchased, please consult your employer.
Shares are sold to eligible defined contribution plans at the Fund's net asset value (see Net Asset Value) next determined after receipt of payment by the Fund.

Each purchase order for the Fund must be accepted by an authorized officer of the Trust in Chicago and is not binding until accepted and entered on the books of the Fund. Once your purchase order has been accepted, you may not cancel or revoke it; however, you may redeem the shares. The Trust reserves the right not to accept any purchase order that it determines not to be in the best interest of the Trust or of the Fund's shareholders.

Shares purchased by reinvestment of dividends will be confirmed at least quarterly. All other purchases and redemptions will be confirmed as transactions occur.
___________________________
HOW TO REDEEM SHARES

Subject to restrictions imposed by your employer's plan, Fund shares may be redeemed any day the New York Stock Exchange is open. For more information about how to redeem your shares of the Fund through your employer's plan, including any charges that may be imposed by the plan, please consult with your employer.

EXCHANGE PRIVILEGE.
Subject to your plan's restrictions, you may redeem all or any portion of your Fund shares and use the proceeds to purchase shares of any other Stein Roe Fund available through your employer's defined contribution plan. (An exchange is commonly referred to as a "transfer.") Before exercising the Exchange Privilege, you should obtain the prospectus for the Stein Roe Fund in which you wish to invest and read it carefully. Contact your plan administrator for instructions on how to exchange your shares or to obtain prospectuses of other Stein Roe Funds available through your plan. The Fund reserves the right to suspend, limit, modify, or terminate the Exchange Privilege or its use in any manner by any person or class; shareholders would be notified of such a change.

GENERAL REDEMPTION POLICIES.
Redemption instructions may not be cancelled or revoked once they have been received and accepted by the Trust. The Trust cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions.

The price at which your redemption order will be executed is the net asset value next determined after proper redemption instructions are received. (See Net Asset Value.) Because the redemption price you receive depends upon the Fund's net asset value per share at the time of redemption, it may be more or less than the price you originally paid for the shares.
___________________________
NET ASSET VALUE

The purchase and redemption price of the Fund's shares is its net asset value per share. The net asset value of a share of the Fund is normally determined twice each day: at 11:00 a.m., Chicago time, and as of the close of trading on the New York Stock Exchange (currently 3:00 p.m., Chicago time). The net asset value per share is computed by dividing the difference between the values of the Fund's assets and liabilities by the number of shares outstanding and rounding to the nearest cent. Net asset value will not be determined on days when the Exchange is closed unless, in the judgment of the Board of Trustees, the net asset value of the Fund should be determined on any such day, in which case the determination will be made at 3:00 p.m., Chicago time.

The Fund attempts to maintain its net asset value at $1.00 per share. Portfolio securities are valued based on their amortized cost, which does not take into account unrealized gains or losses. Other assets and securities of the Fund for which this valuation method does not produce a fair value are valued at a fair value determined by the Board. The extent of any deviation between the Fund's net asset value based upon market quotations or equivalents and $1.00 per share based on amortized cost will be examined by the Board of Trustees. If such deviation were to exceed 1/2 of 1%, the Board would consider what action, if any, should be taken, including selling portfolio instruments, increasing, reducing or suspending distributions, or redeeming shares in kind.
___________________________
DISTRIBUTIONS AND
INCOME TAXES

DISTRIBUTIONS.
A dividend from net income of the Fund is declared each business day to shareholders of record immediately before 3:00 p.m., Chicago time. Dividends credited to your account are distributed monthly. If the Fund's net asset value per share were to decline, or were believed likely to decline, below $1.00 (rounded to the nearest cent), the Board might temporarily reduce or suspend dividends in an effort to maintain net asset value at $1.00 per share.

The terms of your plan will govern how you may receive distributions from the Fund. Generally, dividend and capital gain distributions will be reinvested in additional shares of the Fund.

INCOME TAXES.
The Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gain it distributes. The Fund will distribute substantially all of its ordinary income and net capital gains on a current basis. Generally, Fund distributions are taxable as ordinary income, except that any distributions of net long-term capital gains will be taxed as such. However, distributions by the Fund to employer-sponsored defined contribution plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable through an investment in the
Fund) from such a plan. This section is not intended to be a full discussion of income tax laws and their effect on shareholders.
___________________________
MANAGEMENT OF THE FUND

TRUSTEES AND INVESTMENT ADVISER.
The Board of Trustees of the Trust has overall management responsibility for the Trust and the Fund. See the Statement of Additional Information for the names of and other information about the trustees and officers. The Fund's Adviser, Stein Roe & Farnham Incorporated, One South Wacker Drive, Chicago, Illinois 60606, is responsible for managing the Fund's investment portfolio and the business affairs of the Fund and the Trust, subject to the direction of the Board. The Adviser is registered as an investment adviser under the Investment Advisers Act.

The Adviser was organized in 1986 to succeed to the business of Stein Roe & Farnham, a partnership that had advised and managed mutual funds since 1949. The Adviser is a wholly owned indirect subsidiary of Liberty Mutual Insurance Company ("Liberty Mutual").


FEES AND EXPENSES.
In return for its services, the Adviser receives a monthly fee from the Fund, computed and accrued daily, based on the Fund's average net assets. Effective November 1, 1995, the annualized fee is .50 of 1% on the first $500 million, .45 of 1% of the next $500 million, and .40 of 1% on assets over $1 billion. Prior to that date, the fee was .50 of 1% on the first $1 billion
 .475 of 1% on the next $500 million, and .45 of 1% thereafter. The annualized fee amounted to .50% of average net assets for the year ended June 30, 1995.


Under a separate agreement with the Trust, the Adviser provides certain accounting and bookkeeping services to the Fund, including computation of the Fund's net asset value and calculation of its net income and capital gains and losses on disposition of Fund assets.

PORTFOLIO TRANSACTIONS.
The Adviser places the orders for the purchase and sale of the Fund's portfolio securities. In doing so, the Adviser seeks to obtain the best combination of price and execution, which involves a number of judgmental factors.

TRANSFER AGENT.
SteinRoe Services Inc., One South Wacker Drive, Chicago, Illinois 60606, a wholly owned indirect subsidiary of Liberty Mutual, is the agent of the Trust for the transfer of shares, disbursement of dividends, and maintenance of shareholder accounting records.

DISTRIBUTOR.
The shares of the Fund are offered for sale through Liberty Securities Corporation ("Distributor") without any sales commissions or charges to the Fund or to its shareholders. The Distributor is a wholly owned indirect subsidiary of Liberty Mutual. The business address of the Distributor is 600 Atlantic Avenue, Boston, Massachusetts 02210; however, all Fund correspondence (including purchase and redemption orders) should be mailed to the Trust at P.O. Box 804058, Chicago, Illinois 60680. All distribution and promotional expenses are paid by the Adviser, including payments to the Distributor for sales of Fund shares.

CUSTODIAN.
State Street Bank and Trust Company (the "Bank"), 225 Franklin Street, Boston, Massachusetts 02101, is the custodian for the Fund. Foreign securities are maintained in the custody of foreign banks and trust companies that are members of the Bank's Global Custody Network or foreign depositories used by such members.
(See Custodian in the Statement of Additional Information.)
___________________________
ORGANIZATION AND
DESCRIPTION OF SHARES

The Trust is a Massachusetts business trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated January 3, 1986, which provides that each shareholder shall be deemed to have agreed to be bound by the terms thereof. The Declaration of Trust may be amended by a vote of either the Trust's shareholders or its trustees. The Trust may issue an unlimited number of shares, in one or more series as the Board may authorize. Currently, six series are authorized and outstanding.

Under Massachusetts law, shareholders of a Massachusetts business trust such as the Trust could, in some circumstances, be held personally liable for unsatisfied obligations of the trust. The Declaration of Trust provides that persons extending credit to, contracting with, or having any claim against, the Trust or any particular series shall look only to the assets of the Trust or of the respective series for payment under such credit, contract or claim, and that the shareholders, trustees and officers of the Trust shall have no personal liability therefor. The Declaration of Trust requires that notice of such disclaimer of liability be given in each contract, instrument or undertaking executed or made on behalf of the Trust. The Declaration of Trust provides for indemnification of any shareholder against any loss and expense arising from personal liability solely by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the Trust was unable to meet its obligations.

The risk of a particular series incurring financial loss on
account of unsatisfied liability of another series of the Trust is also believed to be remote, because it would be limited to claims to which the disclaimer did not apply and to circumstances in which the other series was unable to meet its obligations.
___________________________
FOR MORE INFORMATION


Contact a Stein Roe Retirement Plan Representative at 800-322-
1130 for more information about this Fund.

                   __________________

                                     [STEIN ROE MUTUAL FUNDS LOGO]
PROSPECTUS
DEFINED CONTRIBUTION PLANS


STEIN ROE GOVERNMENT RESERVES FUND
The Fund seeks to obtain maximum current income consistent with safety of capital and maintenance of liquidity. The Fund invests in U.S. Government Securities maturing in thirteen months or less from the date of purchase and repurchase agreements for U.S. Government Securities regardless of the maturities of such securities. U.S. Government Securities include securities issued or guaranteed by the U.S. Government or by its agencies or instrumentalities.


This prospectus relates only to shares of the Fund purchased through eligible employer-sponsored defined contribution plans
("defined contribution plans").

The Fund is a "no-load" money market fund and attempts to maintain its net asset value at $1.00 per share. SHARES OF THE FUND ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. There are no sales or redemption charges, and the Fund has no 12b-1 plan. The Fund is a series of the STEIN ROE INCOME TRUST, an open-end management investment company. This prospectus contains information you should know before investing in the Fund. Please read it carefully and retain it for future reference.


A Statement of Additional Information dated November 1, 1995, containing more detailed information, has been filed with the Securities and Exchange Commission and (together with any supplements thereto) is incorporated herein by reference. The Statement of Additional Information and the most recent financial statements may be obtained without charge by writing to the Secretary at P.O. Box 804058, Chicago, IL 60680 or by calling 800-322-1130. The Statement of Additional Information contains information relating to other series of the Stein Roe Income Trust that may not be available as investment vehicles for your defined contribution plan.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE DATE OF THIS PROSPECTUS IS NOVEMBER 1, 1995

                     TABLE OF CONTENTS

                                      Page
Fee Table .............................2
Financial Highlights...................2
The Fund...............................3
How the Fund Invests...................4
Restrictions on the Fund's Investments 4
Risks and Investment Considerations... 5
How to Purchase Shares................ 6
How to Redeem Shares.................. 6
Net Asset Value .......................6
Distributions and Income Taxes.........7
Management of the Fund.................7
Organization and Description of Shares.8
For More Information...................8

___________________________
FEE TABLE

SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases                           None
Sales Load Imposed on Reinvested Dividends                None
Deferred Sales Load                                       None
Redemption Fees                                           None*
Exchange Fees                                             None

ANNUAL FUND OPERATING EXPENSES (after expense
 reimbursement; as a percentage of average net assets)
Management Fees  (after expense reimbursement)            0.45%
12b-1 Fees                                                None
Other Expenses                                            0.25%
                                                          -----
Total Fund Operating Expenses (after expense
  reimbursement)                                          0.70%
                                                          -----
                                                          -----
___________________
*There is a $3.50 charge for wiring redemption proceeds to your bank.

EXAMPLE.
You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period:

                   1 year  3 years  5 years  10 years
                   ------  -------  -------  --------
                     7       22       39       87


The purpose of the Fee Table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Fund. The table is based upon actual expenses incurred in the last fiscal year. (Also see Management of the Fund--Fees and Expenses.) From time to time, the Adviser may voluntarily absorb certain expenses of the Fund. The Adviser has agreed to voluntarily absorb the Fund's expenses to the extent that they exceed 0.70 of 1% of average net assets through October 31, 1996, subject to earlier termination by the Adviser on 30 days' notice. Any such absorption will temporarily lower the Fund's overall expense ratio and increase its overall return to investors. Absent such expense undertaking, Management Fees and Total Fund Operating Expenses would have been 0.50% and 0.75%, respectively.

For purposes of the Example above, the figures assume that the percentage amounts for the Fund listed under Annual Fund Operating Expenses remain the same during each of the periods, that all income dividends and capital gain distributions are reinvested in additional Fund shares, and that, for purposes of management fee breakpoints, the Fund's net assets remain at the same level as in the most recently completed fiscal year. The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. Although information such as that shown in the Fee Table and Example is useful in reviewing the Fund's expenses and in providing a basis for comparison with other mutual funds, it should not be used for comparison with other investments using different assumptions or time periods. The example does not reflect any charges or expenses related to your employer's plan.

___________________________
FINANCIAL HIGHLIGHTS


The table below reflects the results of operations of the Fund on a per-share basis and has been audited by Ernst & Young LLP, independent auditors. The table should be read in conjunction with the financial statements and notes thereto, which may be obtained from the Trust without charge upon request.


                                                     Years Ended June 30,
                            1986     1987     1988     1989     1990      1991      1992      1993      1994     1995
                           ------   ------   ------   ------   ------    ------    ------    ------    ------   ------
NET ASSET VALUE,
 BEGINNING OF PERIOD       $1.000   $1.000   $1.000   $1.000   $1.000    $1.000    $1.000    $1.000    $1.000   $1.000
                           ------   ------   ------   ------   ------    ------    ------    ------    ------   ------
Net investment income       0.064    0.050    0.058    0.080    0.078     0.066     0.044     0.027     0.027    0.047
Distributions from net
 investment income         (0.064)  (0.050)  (0.058)  (0.080)  (0.078)   (0.066)   (0.044)   (0.027)   (0.027)  (0.047)
                           ------   ------   ------   ------   ------    ------    ------    ------    ------   ------
NET ASSET VALUE,
 END OF PERIOD             $1.000   $1.000   $1.000   $1.000   $1.000    $1.000    $1.000    $1.000    $1.000   $1.000
                           ------   ------   ------   ------   ------    ------    ------    ------    ------   ------
                           ------   ------   ------   ------   ------    ------    ------    ------    ------   ------
Ratio of net expenses to
 average net  assets (a)    1.03%    1.03%    0.87%    0.70%    0.70%     0.70%     0.70%     0.70%     0.70%    0.70%
Ratio of net investment
 income to average net
 assets (b)                 6.35%    4.97%    5.75%    8.02%    7.79%     6.41%     4.27%     2.75%     2.71%    4.65%
Total return                6.57%    5.11%    5.90%    8.27%    8.05%     6.74%     4.45%     2.78%     2.74%    4.78%
Net assets, end of
 period (000 omitted)     $33,232  $34,799  $41,787  $50,185  $53,400  $102,860  $132,982  $104,220  $105,488  $93,318

(a)  If the Fund had paid all of its expenses and there
had been no reimbursement of expenses by the Adviser, this ratio would have been 1.07%, 1.05%, 1.04%, 0.93%, 0.98%, 0.83%,
0.79%, 0.76%, 0.75% and 0.75% for the years ended June 30, 1985 and 1986, and 1988 through 1995, respectively.
(b) Computed giving effect to the Adviser's expense limitation undertaking.
___________________________
THE FUND


STEIN ROE GOVERNMENT RESERVES FUND (the "Fund") is a no-load, diversified "mutual fund." Mutual funds sell their own shares to investors and use the money they receive to invest in a portfolio of securities. A mutual fund allows you to pool your money with that of other investors in order to obtain professional investment management. Mutual funds generally make it possible for you to obtain greater diversification of your investments and simplify your recordkeeping. Because the Fund invests only in money market instruments, it is called a "money market fund." No-load funds do not impose commissions or charges when shares are purchased or redeemed.


The Fund is a series of the Stein Roe Income Trust (the "Trust"), an open-end management investment company, which is authorized to issue shares of beneficial interest in separate series. Each series represents interests in a separate portfolio of securities and other assets, with its own investment objectives and policies.


Stein Roe & Farnham Incorporated (the "Adviser") provides investment advisory and administrative services to the Fund. The Adviser also manages several other no-load mutual funds with different investment objectives, including equity funds, international funds, money market funds, and taxable and tax-exempt bond funds. To obtain prospectuses and other information on opening a regular account in any of these mutual funds, please call 800-338-2550.

Although there can be no assurance that it will always be able to do so, the Fund follows procedures designed to stabilize its price per share at $1.00. The Statement of Additional Information describes these procedures.Because the Fund strives to maintain a $1.00 per share value, its return is usually quoted either as a current seven-day yield, calculated by totaling the dividends on a Fund share for the previous seven days and restating that yield as an annual rate, or as an effective yield, calculated by adjusting the current yield to assume daily compounding. The Fund's current and effective yields for the seven-day period ended September 29, 1995, were 5.19% and 5.32%, respectively. Absent the expense limitation referred to above, current and effective yields for the seven-day period ended September 29, 1995, would have been 5.09% and 5.22%, respectively. To obtain current yield information, you may call 800-338-2550.

From time to time, the Fund may also quote total return figures. The total return from an investment in the Fund is measured by the distributions received (assuming reinvestment) plus or minus the change in the net asset value per share for a given period. A total return percentage may be calculated by dividing the value of a share at the end of the period (including reinvestment of distributions) by the value of the share at the beginning of the period and subtracting one. For a given period, an average annual total return may be calculated by finding the average annual compounded rate that would equate a hypothetical $1,000 investment to the ending redeemable value.


Comparison of the Fund's yield or total return with those of alternative investments should consider differences between the Fund and the alternative investments, the periods and methods used in calculation of the return being compared, and the impact of taxes on alternative investments. The Fund's total return does not reflect any charges or expenses related to your employer's plan. Past performance is not necessarily indicative of future results.
___________________________
HOW THE FUND INVESTS

The Fund seeks to obtain maximum current income consistent with safety of capital and maintenance of liquidity by investment in U.S. Government Securities maturing in thirteen months or less from the date of purchase. These securities include:

(1) Securities issued by the U.S. Treasury;
(2) Securities issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government that are backed by the full faith and credit guarantee of the U.S. Government;
(3) Securities issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government that are not backed by the full faith and credit guarantee of the U.S. Government;
(4) Repurchase agreements /1/ for securities listed in (1), (2), and (3) above, regardless of the maturities of such underlying securities.

-----------------
/1/ A sale of securities to the Fund in which the seller (a bank or securities dealer which the Adviser believes to be financially sound) agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time.
------------------

The U.S. Government Securities in which the Fund is permitted to invest include: (i) bills, notes, bonds, and other debt securities, differing as to maturity and rates of interest, that are issued by and are direct obligations of the U.S. Treasury; and
(ii) other securities that are issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government and that include, but are not limited to, Federal Farm Credit Banks, Federal Home Loan Banks, Government National Mortgage Association, Farmers Home Administration, Federal Home Loan Mortgage Corporation, and Federal National Mortgage Association.

In accordance with its investment objectives and policies, the
Fund may invest in variable and floating rate money market
instruments which provide for periodic or automatic adjustment in coupon interest rates that are reset based on changes in amount and directions of specified short-term interest rates.
___________________________
RESTRICTIONS ON THE
FUND'S INVESTMENTS


The Fund will not: (1) invest more than 10% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days (however, there is otherwise no limitation on the percentage of the Fund's assets which may be invested in repurchase agreements); or (2) with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer -- this restriction does not apply to U.S. Government Securities or repurchase agreements for such securities. Notwithstanding the limitation on investments in a single issuer, the Fund may invest all of its assets in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

The Fund may not make loans with the exception that it may invest in money market securities and enter into repurchase agreements.
The Fund may not borrow money, except as a temporary measure for extraordinary or emergency purposes, and then the aggregate borrowings at any one time may not exceed 33 1/3% of its assets
(at market value). The Fund may not purchase additional securities when its borrowings, less proceeds receivable from sales of portfolio securities, exceed 5% of total assets.


The policies described in the preceding two paragraphs, which summarize certain important investment restrictions of the Fund, can be changed only with the approval of a "majority of the outstanding voting securities" of the Fund, as defined in the Investment Company Act of 1940. All of the investment restrictions are set forth in the Statement of Additional Information.
___________________________
RISKS AND INVESTMENT
CONSIDERATIONS

All investments, including those in mutual funds, have risks. No investment is suitable for all investors. There can be no guarantee that the Fund will achieve its objective or be able at all times to maintain its net asset value per share at $1.00.


In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the collateral during the period in which the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.


The Fund's investment objective is not fundamental and may be changed by the Board of Trustees without a vote of shareholders.
If there is a change in the Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then-current financial position and needs.

Because the Fund's investment policy permits it to invest in U.S. Government Securities that are not backed by the full faith and credit of the U.S. Treasury, investment in the Fund may involve risks that are different in some respects from an investment in a fund that invests only in securities that are backed by the full faith and credit of the U.S. Treasury. Such risks may include a greater risk of loss of principal and interest on the securities in the Fund's portfolio that are supported only by the issuing or guaranteeing U.S. Government agency or instrumentality, since the Fund must look principally or solely to that entity for ultimate repayment.

The Fund may invest in securities purchased on a when-issued or delayed-delivery basis. Although the payment terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed and the yields then available in the market may be greater. The Fund will make such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if it is deemed advisable for investment reasons.

The Fund may also invest in securities purchased on a standby commitment basis, which is a delayed-delivery agreement in which the Fund binds itself to accept delivery of a security at the option of the other party to the agreement.

MASTER FUND/FEEDER FUND OPTION.
Rather than invest in money market securities directly, the Fund may in the future seek to achieve its investment objective by pooling all of its assets with assets of other mutual funds managed by the Adviser for investment in another investment company having the same investment objective and substantially the same investment policies and restrictions as the Fund. It is expected that any such investment company would be managed by the Adviser in substantially the same manner as the Fund. The purpose of such an arrangement is to achieve greater operational efficiencies and reduce costs. Shareholders of the Fund will be given at least 30 days' prior notice of any such investment, although they will not be entitled to vote on the action. Such investment would be made only if the trustees determine it to be in the best interests of the Fund and its shareholders.
___________________________
HOW TO PURCHASE SHARES

All shares must be purchased through your employer's defined contribution plan. For more information about how to purchase shares of the Fund through your employer or limitations on the amount that may be purchased, please consult your employer.
Shares are sold to eligible defined contribution plans at the Fund's net asset value (see Net Asset Value) next determined after receipt of payment by the Fund.

Each purchase order for the Fund must be accepted by an authorized officer of the Trust in Chicago and is not binding until accepted and entered on the books of the Fund. Once your purchase order has been accepted, you may not cancel or revoke it; however, you may redeem the shares. The Trust reserves the right not to accept any purchase order that it determines not to be in the best interest of the Trust or of the Fund's shareholders.

Shares purchased by reinvestment of dividends will be confirmed at least quarterly. All other purchases and redemptions will be confirmed as transactions occur.
___________________________
HOW TO REDEEM SHARES

Subject to restrictions imposed by your employer's plan, Fund shares may be redeemed any day the New York Stock Exchange is open. For more information about how to redeem your shares of the Fund through your employer's plan, including any charges that may be imposed by the plan, please consult with your employer.

EXCHANGE PRIVILEGE.
Subject to your plan's restrictions, you may redeem all or any portion of your Fund shares and use the proceeds to purchase shares of any other Stein Roe Fund available through your employer's defined contribution plan. (An exchange is commonly referred to as a "transfer.") Before exercising the Exchange Privilege, you should obtain the prospectus for the Stein Roe Fund in which you wish to invest and read it carefully. Contact your plan administrator for instructions on how to exchange your shares or to obtain prospectuses of other Stein Roe Funds available through your plan. The Fund reserves the right to suspend, limit, modify, or terminate the Exchange Privilege or its use in any manner by any person or class; shareholders would be notified of such a change.

GENERAL REDEMPTION POLICIES.
Redemption instructions may not be cancelled or revoked once they have been received and accepted by the Trust. The Trust cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions.

The price at which your redemption order will be executed is the net asset value next determined after proper redemption instructions are received. (See Net Asset Value.) Because the redemption price you receive depends upon the Fund's net asset value per share at the time of redemption, it may be more or less than the price you originally paid for the shares.
___________________________
NET ASSET VALUE

The purchase and redemption price of the Fund's shares is its net asset value per share. The net asset value of a share of the Fund is normally determined twice each day: at 11:00 a.m., Chicago time, and as of the close of trading on the New York Stock Exchange (currently 3:00 p.m., Chicago time). The net asset value per share is computed by dividing the difference between the values of the Fund's assets and liabilities by the number of shares outstanding and rounding to the nearest cent. Net asset value will not be determined on days when the Exchange is closed unless, in the judgment of the Board of Trustees, the net asset value of the Fund should be determined on any such day, in which case the determination will be made at 3:00 p.m., Chicago time.

The Fund attempts to maintain its net asset value at $1.00 per share. Portfolio securities are valued based on their amortized cost, which does not take into account unrealized gains or losses. Other assets and securities of the Fund for which this valuation method does not produce a fair value are valued at a fair value determined by the Board. The extent of any deviation between the Fund's net asset value based upon market quotations or equivalents and $1.00 per share based on amortized cost will be examined by the Board of Trustees. If such deviation were to exceed 1/2 of 1%, the Board would consider what action, if any, should be taken, including selling portfolio instruments, increasing, reducing or suspending distributions, or redeeming shares in kind.
___________________________
DISTRIBUTIONS AND
INCOME TAXES

DISTRIBUTIONS.
A dividend from net income of the Fund is declared each business day to shareholders of record immediately before 3:00 p.m., Chicago time. Dividends credited to your account are distributed monthly. If the Fund's net asset value per share were to decline, or were believed likely to decline, below $1.00 (rounded to the nearest cent), the Board might temporarily reduce or suspend dividends in an effort to maintain net asset value at $1.00 per share.

The terms of your plan will govern how you may receive distributions from the Fund. Generally, dividend and capital gain distributions will be reinvested in additional shares of the Fund.

INCOME TAXES.
The Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gain it distributes. The Fund will distribute substantially all of its ordinary income and net capital gains on a current basis. Generally, Fund distributions are taxable as ordinary income, except that any distributions of net long-term capital gains will be taxed as such. However, distributions by the Fund to employer-sponsored defined contribution plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable through an investment in the
Fund) from such a plan. This section is not intended to be a full discussion of income tax laws and their effect on shareholders.
___________________________
MANAGEMENT OF THE FUND

TRUSTEES AND INVESTMENT ADVISER.
The Board of Trustees of the Trust has overall management responsibility for the Trust and the Fund. See the Statement of Additional Information for the names of and other information about the trustees and officers. The Fund's Adviser, Stein Roe & Farnham Incorporated, One South Wacker Drive, Chicago, Illinois 60606, is responsible for managing the Fund's investment portfolio and the business affairs of the Fund and the Trust, subject to the direction of the Board. The Adviser is registered as an investment adviser under the Investment Advisers Act.

The Adviser was organized in 1986 to succeed to the business of Stein Roe & Farnham, a partnership that had advised and managed mutual funds since 1949. The Adviser is a wholly owned indirect subsidiary of Liberty Mutual Insurance Company ("Liberty Mutual").

FEES AND EXPENSES.
In return for its services, the Adviser receives a monthly fee from the Fund, computed and accrued daily, based on the Fund's average net assets. Effective November 1, 1995, the annualized fee is .50 of 1% on the first $500 million, .45 of 1% of the next $500 million, and .40 of 1% on assets over $1 billion. Prior to that date, the fee was .50 of 1% of average net assets. The annualized fee, after the expense limitation described under Fee Table, amounted to .45% of average net assets for the year ended June 30, 1995.

Under a separate agreement with the Trust, the Adviser provides certain accounting and bookkeeping services to the Fund, including computation of the Fund's net asset value and calculation of its net income and capital gains and losses on disposition of Fund assets.

PORTFOLIO TRANSACTIONS.
The Adviser places the orders for the purchase and sale of the Fund's portfolio securities. In doing so, the Adviser seeks to obtain the best combination of price and execution, which involves a number of judgmental factors.

TRANSFER AGENT.
SteinRoe Services Inc., One South Wacker Drive, Chicago, Illinois 60606, a wholly owned indirect subsidiary of Liberty Mutual, is the agent of the Trust for the transfer of shares, disbursement of dividends, and maintenance of shareholder accounting records.

DISTRIBUTOR.
The shares of the Fund are offered for sale through Liberty Securities Corporation ("Distributor") without any sales commissions or charges to the Fund or to its shareholders. The Distributor is a wholly owned indirect subsidiary of Liberty Mutual. The business address of the Distributor is 600 Atlantic Avenue, Boston, Massachusetts 02210; however, all Fund correspondence (including purchase and redemption orders) should be mailed to the Trust at P.O. Box 804058, Chicago, Illinois 60680. All distribution and promotional expenses are paid by the Adviser, including payments to the Distributor for sales of Fund shares.

CUSTODIAN.
State Street Bank and Trust Company, 225 Franklin Street, Boston,
Massachusetts 02101, is the custodian for the Fund.  (See
Custodian in the Statement of Additional Information.)
___________________________
ORGANIZATION AND
DESCRIPTION OF SHARES

The Trust is a Massachusetts business trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated January 3, 1986, which provides that each shareholder shall be deemed to have agreed to be bound by the terms thereof. The Declaration of Trust may be amended by a vote of either the Trust's shareholders or its trustees. The Trust may issue an unlimited number of shares, in one or more series as the Board may authorize. Currently, six series are authorized and outstanding.

Under Massachusetts law, shareholders of a Massachusetts business trust such as the Trust could, in some circumstances, be held personally liable for unsatisfied obligations of the trust. The Declaration of Trust provides that persons extending credit to, contracting with, or having any claim against, the Trust or any particular series shall look only to the assets of the Trust or of the respective series for payment under such credit, contract or claim, and that the shareholders, trustees and officers of the Trust shall have no personal liability therefor. The Declaration of Trust requires that notice of such disclaimer of liability be given in each contract, instrument or undertaking executed or made on behalf of the Trust. The Declaration of Trust provides for indemnification of any shareholder against any loss and expense arising from personal liability solely by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the Trust was unable to meet its obligations.

The risk of a particular series incurring financial loss on
account of unsatisfied liability of another series of the Trust is also believed to be remote, because it would be limited to claims to which the disclaimer did not apply and to circumstances in which the other series was unable to meet its obligations.
___________________________
FOR MORE INFORMATION


Contact a Stein Roe Retirement Plan Representative at 800-322-
1130 for more information about this Fund.

                        _________________


                             [STEINROE MUTUAL FUNDS LOGO]
PROSPECTUS
DEFINED CONTRIBUTION PLANS

STEIN ROE LIMITED MATURITY INCOME FUND
The Fund seeks high current income by investing primarily in U.S.
Government and other high-quality debt securities. The dollar-weighted average effective maturity will not exceed three years.

This prospectus relates only to shares of the Fund purchased through eligible employer-sponsored defined contribution plans
("defined contribution plans").

The Fund is a "no-load" fund. There are no sales or redemption charges, and the Fund has no 12b-1 plan. The Fund is a series of the STEIN ROE INCOME TRUST, an open-end management investment company.

This prospectus contains information you should know before investing in the Fund. Please read it carefully and retain it for future reference.


A Statement of Additional Information dated November 1, 1995, containing more detailed information, has been filed with the Securities and Exchange Commission and (together with any supplements thereto) is incorporated herein by reference. The Statement of Additional Information and the most recent financial statements may be obtained without charge by writing to the Secretary at P.O. Box 804058, Chicago, IL 60680 or by calling 800-322-1130. The Statement of Additional Information contains information relating to other series of the Stein Roe Income Trust that may not be available as investment vehicles for your defined contribution plan.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

       THE DATE OF THIS PROSPECTUS IS NOVEMBER 1, 1995

          TABLE OF CONTENTS

                                          Page
Fee Table .................................2
Financial Highlights.......................2
The Fund...................................3
How the Fund Invests.......................3
Portfolio Investments and Strategies.......4
Restrictions on the Fund's Investments ....7
Risks and Investment Considerations .......8
How to Purchase Shares ....................9
How to Redeem Shares ......................9
Net Asset Value ..........................10
Distributions and Income Taxes............10
Investment Return.........................10
Management of the Fund....................11
Organization and Description of Shares....12
For More Information......................12

___________________________
FEE TABLE

SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases                   None
Sales Load Imposed on Reinvested Dividends        None
Deferred Sales Load                               None
Redemption Fees                                   None
Exchange Fees                                     None

ANNUAL FUND OPERATING EXPENSES (after expense
  reimbursement; as a percentage of average
 net assets)
Management Fees (after expense reimbursement)     0.00%
12b-1 Fees                                        None
Other Expenses (after expense reimbursement)      0.65%
                                                  ------
Total Fund Operating Expenses (after expense
  reimbursement)                                  0.65%
                                                  ------
                                                  ------

EXAMPLE.
You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period:

                  1 year    3 years    5 years    10 years
                  -------   --------   -------    --------
                     $7       $21        $36         $81

The purpose of the Fee Table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Fund. The table is based upon actual expenses incurred in the last fiscal year, adjusted for the expense limitation in effect on November 1, 1995. From time to time, the Adviser may voluntarily absorb certain expenses of the Fund. The Adviser has agreed to voluntarily absorb the Fund's expenses to the extent they exceed 0.65% of average net assets through October 31, 1996, subject to earlier termination by the Adviser on 30 days' notice. Any such absorption will temporarily lower the Fund's overall expense ratio and increase its overall return to investors. Prior to November 1, 1995, the Adviser undertook to reimburse the Fund for expenses in excess of 0.45%. Absent such expense undertaking, the Management Fees, Other Expenses, and Total Fund Operating Expenses would have been 0.60%, 0.67%, and 1.27%, respectively. (Also see Management of the Fund-- Fees and Expenses.)


For purposes of the Example above, the figures assume that the percentage amounts listed for the Fund under Annual Fund Operating Expenses remain the same during each of the periods, that all income dividends and capital gain distributions are reinvested in additional Fund shares, and that, for purposes of management fee breakpoints, the Fund's net assets remain at the same level as in the most recently completed fiscal year. The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. Although information such as that shown in the Fee Table and Example is useful in reviewing the Fund's expenses and in providing a basis for comparison with other mutual funds, it should not be used for comparison with other investments using different assumptions or time periods. The example does not reflect any charges or expenses related to your employer's plan.

________________________________
FINANCIAL HIGHLIGHTS


The table below reflects the results of operations of the Fund on a per-share basis and has been audited by Ernst & Young LLP, independent auditors. The table should be read in conjunction with the Fund's financial statements and notes thereto. The Fund's annual report, which may be obtained from the Trust without charge upon request, contains additional performance information.


                                     Period
                                     Ended
                                     June 30, Years Ended June 30,
                                     1993 (a)     1994     1995
                                     --------   -------   ------
NET ASSET VALUE, BEGINNING OF PERIOD  $10.00    $10.01    $9.61
                                     --------   -------   ------
Income from Investment Operation
Net investment income                    .12       .47      .56
Net realized and unrealized gains
  on investments                         .01      (.40)     .09
                                     --------   -------   ------
Total from investment operations         .13       .07      .65
Distributions from net investment
  income                                (.12)     (.47)    (.56)
                                     --------   -------   ------
NET ASSET VALUE, END OF PERIOD        $10.01     $9.61    $9.70
                                     --------   -------   ------
                                     --------   -------   ------
Ratio of net expenses to average
  net assets (b)                      *0.45%     0.45%     0.45%
Ratio of net investment income to
  average net assets (c)              *4.18%     4.81%     5.83%
Portfolio turnover rate                **20%      122%       64%
Total return                         **1.43%     0.66%     6.96%
Net assets, end of period
  (000 omitted)                       $7,619   $35,383   $27,907

  *Annualized.
**Not annualized.

(a) The Fund commenced operations on March 11, 1993.
(b) If the Fund had paid all of its expenses and there had been no reimbursement of expenses by the Adviser, these ratios would have been 3.63% for the period ended June 30, 1993 and 1.14%
and 1.27% for the years ended June 30, 1994 and 1995, respectively.
(c) Computed giving effect to the Adviser's expense limitation undertaking.
___________________________
THE FUND

STEIN ROE LIMITED MATURITY INCOME FUND (the "Fund") is a no-load, diversified "mutual fund." Mutual funds sell their own shares to investors and invest the proceeds in a portfolio of securities. A mutual fund allows you to pool your money with that of other investors in order to obtain professional investment management and economies of scale from the sharing of expenses. Mutual funds generally make it possible for you to obtain greater diversification of your investments and simplify your recordkeeping. No-load funds do not impose commissions or charges when shares are purchased or redeemed.

The Fund is a series of the Stein Roe Income Trust (the "Trust"), an open-end management investment company, which is authorized to issue shares of beneficial interest in separate series. Each series represents interests in a separate portfolio of securities and other assets, with its own investment objectives and policies.


Stein Roe & Farnham Incorporated (the "Adviser") provides investment advisory and administrative services to the Fund. The Adviser also manages several other no-load mutual funds with different investment objectives, including equity funds, international funds, other taxable bond funds, tax-exempt bond funds, and money market funds. To obtain prospectuses and other information on opening a regular account in any of these mutual funds, please call 800-338-2550.

___________________________
HOW THE FUND INVESTS

The Fund's investment objective is to provide a high level of current income, consistent with the preservation of capital. The Fund attempts to achieve its objective by investing primarily in securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities ("U.S. Government Securities") and other high-quality fixed-income securities. Depending on market conditions, the Fund may invest a substantial portion of its assets in mortgage-backed debt securities issued by GNMA, FNMA, and FHLMC. Further information on portfolio investments and strategies may be found under Portfolio Investments and Strategies in this prospectus and in the Statement of Additional Information.


In addition, the Fund may invest in principal portions or coupon portions of U.S. Government Securities that have been separated (stripped) by banks, brokerage firms, or other entities. Stripped securities are usually sold separately in the form of receipts or certificates representing undivided interests in the stripped portion and are not considered to be issued or guaranteed by the U.S. Government. Stripped securities may be more volatile than non-stripped securities. The staff of the Securities and Exchange Commission believes that mortgage-backed stripped securities are illiquid. The Fund has temporarily agreed to treat stripped securities as subject to the Fund's restriction on investment in illiquid securities.


The Fund may also invest in other types of debt securities; however, under normal circumstances, at least 65% of the Fund's total assets will be invested in U.S. Government Securities, non-U.S. Government Securities that are rated at least AA by Standard & Poor's Corporation ("S&P") or Aa by Moody's Investors Service, Inc. ("Moody's") and high-quality money market instruments. The Fund may invest up to 35% of its assets in other debt securities that are rated at least investment grade (BBB by S&P or Baa by Moody's). Securities rated BBB by S&P or by Moody's are neither highly protected nor poorly secured. Such securities have some speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuers of such securities to make principal and interest payments than is the case for issuers of higher grade securities. If the rating of a security held by the Fund is lost or reduced below investment grade, the Fund is not required to dispose of the security, but the Adviser will consider that fact in determining whether the Fund should continue to hold the security.

Under normal circumstances, the dollar-weighted average maturity of the portfolio is expected to be no more than ten years. The average dollar-weighted maturity of the portfolio is the dollar-weighted average of the stated maturities of all debt instruments held in the portfolio. In addition, it is expected that under normal circumstances, the Fund will invest at least 65% of its total assets in securities with an effective maturity of three years or less, and that the dollar-weighted average effective maturity of the portfolio will not exceed three years. The effective maturity of a debt instrument is the weighted average period over which the Adviser expects the principal to be paid, and differs from stated maturity in that it estimates the effect of expected principal prepayments and call provisions. With respect to GNMA securities and other mortgage-backed securities, the effective maturity is likely to be substantially less than the stated maturity of the mortgages in the underlying pools. With respect to obligations with call provisions, the effective maturity is typically the next call date on which the obligation reasonably may be expected to be called. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. During periods of rising interest rates, the effective maturity of mortgage-backed securities and callable obligations may increase because they are less likely to be prepaid, which may result in greater net asset value fluctuation.
___________________________
PORTFOLIO INVESTMENTS
AND STRATEGIES

U.S. GOVERNMENT SECURITIES.
U.S. Government Securities include: (i) bills, notes, bonds, and other debt securities, differing as to maturity and rates of interest, that are issued by and are direct obligations of the U.S. Treasury; and (ii) other securities that are issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities and that include, but are not limited to, Government National Mortgage Association ("GNMA"), Federal Farm Credit Banks, Federal Home Loan Banks, Farmers Home Administration, Federal Home Loan Mortgage Corporation ("FHLMC"), and Federal National Mortgage Association ("FNMA"). U.S. Government Securities are generally viewed by the Adviser as being among the safest of debt securities with respect to the timely payment of principal and interest (but not with respect to any premium paid on purchase), but generally bear a lower rate of interest than corporate debt securities. However, they are subject to market risk like other debt securities, and therefore the Fund's shares can be expected to fluctuate in value.

DERIVATIVES.
Consistent with its objective, the Fund may invest in a broad array of financial instruments and securities, including conventional exchange-traded and non-exchange traded options, futures contracts, futures options, securities collateralized by underlying pools of mortgages or other receivables, and other instruments, the value of which is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate, or a currency ("Derivatives"). The Fund does not expect to invest more than 5% of its net assets in any type of Derivative except for options, futures contracts, futures options, mortgage or other asset-backed securities, and floating rate instruments.

Derivatives are most often used to manage investment risk or to create an investment position indirectly because it is more efficient or less costly than direct investment. They also may be used in an effort to enhance portfolio returns.

The successful use of Derivatives depends on the Adviser's ability to correctly predict changes in the levels and directions of movements in security prices, interest rates and other market factors affecting the Derivative itself or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to a Derivative may not be well established. Finally, privately negotiated and over-the-counter Derivatives may not be as well regulated and may be less marketable than exchange-traded Derivatives. For additional information on Derivatives, please refer to the Statement of Additional Information.

MORTGAGE AND OTHER ASSET-BACKED SECURITIES. The Fund may invest in securities secured by mortgages or other assets such as automobile or home improvement loans and credit card receivables. These instruments may be issued or guaranteed by the U.S. Government or by its agencies or instrumentalities or by private entities such as commercial, mortgage and investment banks and financial companies or financial subsidiaries of industrial companies.

Securities issued by GNMA represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmers Home Administration, or guaranteed by the Veterans
Administration.  Securities issued by FNMA and FHLMC, U.S.
Government-sponsored corporations, also represent an interest in a pool of mortgages.

The timely payment of principal and interest on GNMA securities is guaranteed by GNMA and backed by the full faith and credit of the U.S. Treasury. FNMA guarantees full and timely payment of interest and principal on FNMA securities. FHLMC guarantees timely payment of interest and ultimate collection of principal on FHLMC securities. FNMA and FHLMC securities are not backed by the full faith and credit of the U.S. Treasury.

Mortgage-backed debt securities, such as those issued by GNMA, FNMA, and FHLMC, are of the "modified pass-through type," which means the interest and principal payments on mortgages in the pool are "passed through" to investors. During periods of declining interest rates, there is increased likelihood that mortgages will be prepaid, with a resulting loss of the full-term benefit of any premium paid by the Fund on purchase of such securities; in addition, the proceeds of prepayment would likely be invested at lower interest rates.

Mortgage-backed securities provide either a pro rata interest in underlying mortgages or an interest in collateralized mortgage obligations ("CMOs"), which represent a right to interest and/or principal payments from an underlying mortgage pool. CMOs are not guaranteed by either the U.S. Government or by its agencies or instrumentalities and are usually issued in multiple classes, each of which has different payment rights, pre-payment risks, and yield characteristics. Mortgage-backed securities involve the risk of pre-payment on the underlying mortgages at a faster or slower rate than the established schedule. Pre-payments generally increase with falling interest rates and decrease with rising rates, but they also are influenced by economic, social, and market factors. If mortgages are pre-paid during periods of declining interest rates, there would be a resulting loss of the full-term benefit of any premium paid by the Fund on purchase of the CMO, and the proceeds of pre-payment would likely be invested at lower interest rates.
The Fund tends to invest in CMOs of classes known as planned amortization classes ("PACs") which have pre-payment protection features tending to make them less susceptible to price volatility.

Non-mortgage asset-backed securities usually have less pre-payment risk than mortgage-backed securities, but have the risk that the collateral will not be available to support payments on the underlying loans which finance payments on the securities themselves. Therefore, greater emphasis is placed on the credit quality of the security issuer and the guarantor, if any.

Asset-backed securities tend to experience greater price volatility than straight debt securities.

FLOATING RATE INSTRUMENTS. The Fund may also invest in floating rate instruments which provide for periodic adjustments in coupon interest rates that are automatically reset based on changes in amount and direction of specified market interest rates. In addition, the adjusted duration of some of these instruments may be materially shorter than their stated maturities. To the extent such instruments are subject to lifetime or periodic interest rate caps or floors, such instruments may experience greater price volatility than debt instruments without such features. Adjusted duration is an inverse relationship between market price and interest rates and refers to the approximate percentage change in price for a 100 basis point change in yield. For example, if interest rates decrease by 100 basis points, a market price of a security with an adjusted duration of 2 would increase by approximately 2%.


FUTURES AND OPTIONS. The Fund may purchase and write both call options and put options on securities, indexes and foreign currencies, and enter into interest rate, index and foreign currency futures contracts. The Fund may also write options on such futures contracts and purchase other types of forward or investment contracts linked to individual securities, indexes or other benchmarks in order to, consistent with its investment objective, provide additional revenue, or to hedge against changes in security prices, interest rates, or currency fluctuations. The Fund may write a call or put option only if the option is covered. As the writer of a covered call option, the Fund foregoes, during the option's life, the opportunity to profit from increases in market value of the security covering the call option above the sum of the premium and the exercise price of the call. There can be no assurance that a liquid market will exist when the Fund seeks to close out a position. Because of low margin deposits required, the use of futures contracts involves a high degree of leverage, and may result in losses in excess of the amount of the margin deposit.


FOREIGN SECURITIES.
Although the Fund may invest in foreign securities, it will not invest in a foreign security if, as a result of such investment, more than 25% of its total assets would be invested in foreign securities. For purposes of this restriction, foreign securities do not include securities represented by American Depositary Receipts ("ADRs"), foreign debt securities denominated in U.S. dollars, or securities guaranteed by a U.S. person such as a corporation domiciled in the United States that is a parent or affiliate of the issuer of the securities being guaranteed. The Fund may invest in sponsored or unsponsored ADRs. In addition to, or in lieu of, such direct investment, the Fund may construct a synthetic foreign position by (a) purchasing a debt instrument denominated in one currency, generally U.S. dollars; and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. Because of the availability of a variety of highly liquid U.S. dollar debt instruments, a synthetic foreign position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency debt instruments. In connection with the purchase of foreign securities, the Fund may contract to purchase an amount of foreign currency sufficient to pay the purchase price of the securities at the settlement date.
At June 30, 1995, no assets of the Fund were invested in foreign securities as defined above, and the Fund does not intend to invest more than 5% of its net assets in such securities. (See Risks and Investment Considerations.)

LENDING OF PORTFOLIO SECURITIES.
Subject to certain restrictions, the Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES; STANDBY COMMITMENTS. The Fund's assets may include securities purchased on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the Adviser deems it advisable for investment reasons. Securities purchased in this manner involve a risk of loss if the value of the security purchased declines before settlement date.

When-issued or delayed-delivery securities may sometimes be purchased on a "dollar roll" basis, meaning that the Fund will sell securities with a commitment to purchase similar, but not identical, securities at a future date. Generally, the securities are repurchased at a price lower than the sales price. Dollar roll transactions involve the risk of restrictions on the Fund's ability to repurchase the security if the counterparty becomes insolvent; an adverse change in the price of the security during the period of the roll or that the value of the security repurchased will be less than the security sold; and transaction costs exceeding the return earned by the Fund on the sales proceeds of the dollar roll.

The Fund may also invest in securities purchased on a standby commitment basis, which is a delayed-delivery agreement in which the Fund binds itself to accept delivery of a security at the option of the other party to the agreement.

PORTFOLIO TURNOVER.
In attempting to attain its objective, the Fund may sell portfolio securities without regard to the period of time they have been held. Further, the Adviser may purchase and sell securities for the Fund's portfolio with a view to maximizing current return, even if portfolio changes would cause the realization of capital gains. Although the weighted average effective maturity of the Fund's portfolio generally will not exceed three years, the Adviser may adjust the average effective maturity of the Fund's portfolio from time to time, depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates. As a result, the turnover rate of the Fund may vary from year to year, and it may exceed 100%, but is not expected to exceed 200% under normal market conditions. A high rate of portfolio turnover may result in increased transaction expenses and the realization of capital gains (which may be taxable) or losses. (See Financial Highlights and Distributions and Income Taxes.)
___________________________
RESTRICTIONS ON THE
FUND'S INVESTMENTS

The Fund may not invest in a security if, as a result of such investment: (1) with respect to 75% of its assets, more than 5% of its total assets would be invested in the securities of any one issuer, except for U.S. Government Securities or repurchase agreements for such securities, or (2) 25% or more of its total assets would be invested in the securities of a group of issuers in the same industry, except that this restriction does not apply to U.S. Government Securities. Notwithstanding these limitations, the Fund may invest all of its assets in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

The Fund may not make loans, except that, consistent with its investment policies and restrictions, it may: (1) invest up to 100% of its net assets in publicly offered or privately placed debt securities, (2) lend its portfolio securities under certain circumstances, and (3) enter into repurchase agreements./1/ The Fund may not borrow money, except as a temporary measure for extraordinary or emergency purposes, and then the Fund's aggregate borrowings at any one time (including reverse repurchase agreements and dollar rolls) may not exceed 33 1/3% of its total assets (at market value). Additional securities may not be purchased when borrowings, less proceeds receivable from sales of portfolio securities, exceed 5% of total assets.

The policies set forth in the first two paragraphs under Restrictions on the Fund's Investments (but not the footnote) are fundamental policies of the Fund. The Statement of Additional Information contains all of the investment restrictions.
-----------------
/1/ A repurchase agreement involves a sale of securities to the Fund with the concurrent agreement of the seller (bank or securities dealer) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate within a specified time. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses. The Fund may not invest more than 10% of its net assets in repurchase agreements maturing in more than seven days and other illiquid securities.

-----------------
___________________________
RISKS AND INVESTMENT
CONSIDERATIONS

All investments, including those in mutual funds, have risks. No investment is suitable for all investors. Although the Fund seeks to reduce risk by investing in a diversified portfolio, this does not eliminate all risk. The risks inherent in the Fund depend primarily upon the term and quality of the obligations in the Fund's portfolio, as well as on market conditions.

A decline in prevailing levels of interest rates generally increases the value of securities in the Fund's portfolio, while an increase in rates usually reduces the value of those securities.
As a result, interest rate fluctuations will affect the Fund's net asset value, but not the income received by the Fund from its portfolio securities. (Because yields on debt securities available for purchase by the Fund vary over time, no specific yield on shares of the Fund can be assured.) In addition, if the bonds in the Fund's portfolio contain call, prepayment or redemption provisions, during a period of declining interest rates, these securities are likely to be redeemed, and the Fund will probably be unable to replace them with securities having as great a yield.

The Fund is appropriate for investors who seek higher yields than are usually available from money market instruments with stable prices and shorter maturities, but who also want less net asset fluctuation than that of a longer-term fund. Unlike money market funds, however, the Fund does not seek to maintain a stable net asset value and may not be able to return dollar-for-dollar the money invested.

Investments in foreign securities, including ADRs, represent both risks and opportunities not typically associated with investments in domestic issuers. Risks of foreign investing include currency risk, less complete financial information on issuers, less market liquidity, more market volatility, less well-developed and regulated markets, and greater political instability. In addition, various restrictions by foreign governments on investments by non-residents may apply, including imposition of exchange controls and withholding taxes on dividends, and seizure or nationalization of investments owned by non-residents. Foreign investments also tend to involve higher transaction and custody costs.

The Fund may enter into foreign currency forward contracts and use options and futures contracts as described elsewhere in this prospectus to limit or reduce foreign currency risk.

There can be no assurance that the Fund will achieve its objective, nor can the Fund assure that payments of interest and principal on portfolio securities will be made when due. If, after purchase by the Fund, the rating of a portfolio security is lost or reduced, the Fund would not be required to sell the security, but the Adviser would consider such a change in deciding whether the Fund should retain the security in its portfolio.

The Fund's investment objective is not fundamental and may be changed by the Board of Trustees without a vote of shareholders.
If there is a change in the Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then-current financial position and needs.

MASTER FUND/FEEDER FUND OPTION.
Rather than invest in securities directly, the Fund may in the future seek to achieve its investment objective by pooling its assets with assets of other mutual funds managed by the Adviser for investment in another investment company having the same investment objective and substantially the same investment policies and restrictions as the Fund. The purpose of such arrangement is to achieve greater operational efficiencies and reduce costs. It is expected that any such investment company would be managed by the Adviser in substantially the same manner as the Fund. Shareholders of the Fund will be given at least 30 days' prior notice of any such investment, although they will not be entitled to vote on the action. Such investment would be made only if the trustees determine it to be in the best interests of the Fund and its shareholders.
___________________________
HOW TO PURCHASE SHARES

All shares must be purchased through your employer's defined contribution plan. For more information about how to purchase shares of the Fund through your employer or limitations on the amount that may be purchased, please consult your employer. Shares are sold to eligible defined contribution plans at the Fund's net asset value (see Net Asset Value) next determined after receipt of payment by the Fund.

Each purchase order for the Fund must be accepted by an authorized officer of the Trust in Chicago and is not binding until accepted and entered on the books of the Fund. Once your purchase order has been accepted, you may not cancel or revoke it; however, you may redeem the shares. The Trust reserves the right not to accept any purchase order that it determines not to be in the best interest of the Trust or of the Fund's shareholders.

Shares purchased by reinvestment of dividends will be confirmed at least quarterly. All other purchases and redemptions will be confirmed as transactions occur.
___________________________
HOW TO REDEEM SHARES

Subject to restrictions imposed by your employer's plan, Fund shares may be redeemed any day the New York Stock Exchange is open. For more information about how to redeem your shares of the Fund through your employer's plan, including any charges that may be imposed by the plan, please consult with your employer.

EXCHANGE PRIVILEGE.
Subject to your plan's restrictions, you may redeem all or any portion of your Fund shares and use the proceeds to purchase shares of any other Stein Roe Fund available through your employer's defined contribution plan. (An exchange is commonly referred to as a "transfer.") Before exercising the Exchange Privilege, you should obtain the prospectus for the Stein Roe Fund in which you wish to invest and read it carefully. Contact your plan administrator for instructions on how to exchange your shares or to obtain prospectuses of other Stein Roe Funds available through your plan. The Fund reserves the right to suspend, limit, modify, or terminate the Exchange Privilege or its use in any manner by any person or class; shareholders would be notified of such a change.

GENERAL REDEMPTION POLICIES.
Redemption instructions may not be cancelled or revoked once they have been received and accepted by the Trust. The Trust cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions.

The price at which your redemption order will be executed is the net asset value next determined after proper redemption instructions are received. (See Net Asset Value.) Because the redemption price you receive depends upon the Fund's net asset value per share at the time of redemption, it may be more or less than the price you originally paid for the shares.
___________________________
NET ASSET VALUE

The purchase and redemption price of the Fund's shares is its net asset value per share. The net asset value of a share of the Fund is determined as of the close of trading on the New York State Exchange (currently 3:00 p.m., Chicago time) by dividing the difference between the values of the Fund's assets and liabilities by the number of shares outstanding. Net asset value will not be determined on days when the Exchange is closed unless, in the judgment of the Board of Trustees, the net asset value of the Fund should be determined on any such day, in which case the determination will be made at 3:00 p.m., Chicago time.

Securities for which market quotations are readily available at the time of valuation are valued on that basis. Long-term straight-debt securities for which market quotations are not readily available are valued at a fair value based on valuations provided by pricing services approved by the Board, which may employ electronic data processing techniques, including a matrix system, to determine valuations. Short-term debt securities with remaining maturities of 60 days or less are valued at their amortized cost, which does not take into account unrealized gains or losses. The Board believes that the amortized cost represents a fair value for such securities. Short-term debt securities with remaining maturities of more than 60 days for which market quotations are not readily available are valued by use of a matrix prepared by the Adviser based on quotations for comparable securities. Other assets and securities held by the Fund for which these valuation methods do not produce a fair value are valued by a method that the Board believes will determine a fair value.
___________________________
DISTRIBUTIONS AND
INCOME TAXES

DISTRIBUTIONS.
Income dividends are declared each business day and are paid monthly. The Fund intends to distribute by the end of each calendar year at least 98% of any net capital gains realized from the sale of securities during the twelve-month period ended October 31 in that year. The Fund intends to distribute any undistributed net investment income and net realized capital gains in the following year.

The terms of your plan will govern how you may receive distributions from the Fund. Generally, dividend and capital gain distributions will be reinvested in additional shares of the Fund.

INCOME TAXES.
The Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gain it distributes. The Fund will distribute substantially all of its ordinary income and net capital gains on a current basis. Generally, Fund distributions are taxable as ordinary income, except that any distributions of net long-term capital gains will be taxed as such. However, distributions by the Fund to employer-sponsored defined contribution plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable through an investment in the Fund) from such a plan. This section is not intended to be a full discussion of income tax laws and their effect on shareholders.
___________________________
INVESTMENT RETURN

The total return from an investment in the Fund is measured by the distributions received (assuming reinvestment) plus or minus the change in the net asset value per share for a given period. A total return percentage may be calculated by dividing the value of a share at the end of the period (including reinvestment of distributions) by the value of the share at the beginning of the period and subtracting one. For a given period, an average annual total return may be calculated by finding the average annual compounded rate that would equate a hypothetical $1,000 investment to the ending redeemable value.

The yield of the Fund is calculated by dividing its net investment income per share (a hypothetical figure as defined in the SEC rules) during a 30-day period by the net asset value per share on the last day of the period. The yield formula provides for semiannual compounding, which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period.


Comparison of the Fund's yield or total return with those of alternative investments should consider differences between the Fund and the alternative investments, the periods and methods used in calculation of the return being compared, and the impact of taxes on alternative investments. The Fund's total return does not reflect any charges or expenses related to your employer's plan. Yield figures are not based on actual dividends paid. Past performance is not necessarily indicative of future results. To obtain current yield or total return information, you may call 800-338-2550.

___________________________
MANAGEMENT OF THE FUND

TRUSTEES AND INVESTMENT ADVISER.
The Board of Trustees of the Trust has overall management responsibility for the Trust and the Fund. See the Statement of Additional Information for the names of and other information about the trustees and officers. The Fund's Adviser, Stein Roe & Farnham Incorporated, One South Wacker Drive, Chicago, Illinois 60606, is responsible for managing the Fund's investment portfolio and the business affairs of the Fund and the Trust, subject to the direction of the Board. The Adviser is registered as an investment adviser under the Investment Advisers Act.

The Adviser was organized in 1986 to succeed to the business of Stein Roe & Farnham, a partnership that had advised and managed mutual funds since 1949. The Adviser is a wholly owned indirect subsidiary of Liberty Mutual Insurance Company ("Liberty Mutual").

PORTFOLIO MANAGER.
Steven P. Luetger has been portfolio manager of the Fund since February 1995 and is a vice-president of the Fund. He is a senior vice president of the Adviser and has been associated with the Adviser since 1978. Mr. Luetger received his B.A. from Knox College in 1975 and M.B.A. from the University of Chicago in 1980. As of June 30, 1995, he was responsible for managing $28 million in mutual fund assets. Mr. Luetger is assisted in managing the Fund by Michael T. Kennedy. Mr. Kennedy is a vice-president of the Trust, a senior vice president of the Adviser, and has been associated with the Adviser since 1987. From 1984 to 1987, he was employed by Homewood Federal Savings and Loan. A chartered financial analyst and a chartered investment counselor, he received his B.S. degree from Marquette University in 1984 and his M.M. from Northwestern University in 1988.

FEES AND EXPENSES.
In return for its services, the Adviser receives a monthly fee from the Fund based on the Fund's average net assets, computed and accrued daily. The annualized fee that the Fund has agreed to pay is 0.60 of 1% of the first $100 million of average net assets, 0.55 of 1% of the next $100 million, and 0.50 of 1% thereafter. For the fiscal year ended June 30, 1995, pursuant to the expense undertaking described under Fee Table, the Adviser reimbursed the Fund $234,580, resulting in a net payment by the Adviser to the Fund of $62,279.

Under a separate agreement with the Trust, the Adviser provides certain accounting and bookkeeping services to the Fund, including computation of the Fund's net asset value and calculation of its net income and capital gains and losses on disposition of Fund assets.

PORTFOLIO TRANSACTIONS.
The Adviser places the orders for the purchase and sale of portfolio securities and options and futures contracts for the Fund. In doing so, the Adviser seeks to obtain the best combination of price and execution, which involves a number of judgmental factors.

TRANSFER AGENT.
SteinRoe Services Inc., One South Wacker Drive, Chicago, Illinois 60606, a wholly owned indirect subsidiary of Liberty Mutual, is the agent of the Trust for the transfer of shares, disbursement of dividends, and maintenance of shareholder accounting records.

DISTRIBUTOR.
The shares of the Fund are offered for sale through Liberty Securities Corporation ("Distributor") without any sales commissions or charges to the Fund or to its shareholders. The Distributor is a wholly owned indirect subsidiary of Liberty Mutual. The business address of the Distributor is 600 Atlantic Avenue, Boston, Massachusetts 02210; however, all Fund correspondence (including purchase and redemption orders) should be mailed to the Trust at P.O. Box 804058, Chicago, Illinois 60680. All distribution and promotional expenses are paid by the Adviser, including payments to the Distributor for sales of Fund shares.

CUSTODIAN.
State Street Bank and Trust Company (the "Bank"), 225 Franklin Street, Boston, Massachusetts 02101, is the custodian for the Fund. Foreign securities are maintained in the custody of foreign banks and trust companies that are members of the Bank's Global Custody Network or foreign depositories used by such members. (See Custodian in the Statement of Additional Information.)
___________________________
ORGANIZATION AND
DESCRIPTION OF SHARES

The Trust is a Massachusetts business trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated January 3, 1986, which provides that each shareholder shall be deemed to have agreed to be bound by the terms thereof. The Declaration of Trust may be amended by a vote of either the Trust's shareholders or its trustees. The Trust may issue an unlimited number of shares, in one or more series as the Board may authorize. Currently, six series are authorized and outstanding.

Under Massachusetts law, shareholders of a Massachusetts business trust such as the Trust could, in some circumstances, be held personally liable for unsatisfied obligations of the trust. The Declaration of Trust provides that persons extending credit to, contracting with, or having any claim against, the Trust or any particular series shall look only to the assets of the Trust or of the respective series for payment under such credit, contract or claim, and that the shareholders, trustees and officers of the Trust shall have no personal liability therefor. The Declaration of Trust requires that notice of such disclaimer of liability be given in each contract, instrument or undertaking executed or made on behalf of the Trust. The Declaration of Trust provides for indemnification of any shareholder against any loss and expense arising from personal liability solely by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the Trust was unable to meet its obligations.

The risk of a particular series incurring financial loss on account of unsatisfied liability of another series of the Trust is also believed to be remote, because it would be limited to claims to which the disclaimer did not apply and to circumstances in which the other series was unable to meet its obligations.
___________________________
FOR MORE INFORMATION


Contact a Stein Roe Retirement Plan Representative at 800-322-
1130 for more information about this Fund.

                  _________________


                                      [STEINROE MUTUAL FUNDS LOGO]

PROSPECTUS
DEFINED CONTRIBUTION PLANS

STEIN ROE GOVERNMENT INCOME FUND
The Fund seeks high current income by investing primarily in securities issued or guaranteed by the U.S. Government or by its agencies or instrumentalities.

This prospectus relates only to shares of the Fund purchased through eligible employer-sponsored defined contribution plans
("defined contribution plans").

The Fund is a "no-load" fund. There are no sales or redemption charges, and the Fund has no 12b-1 plan. The Fund is a series of the STEIN ROE INCOME TRUST, an open-end management investment company.

This prospectus contains information you should know before investing in the Fund. Please read it carefully and retain it for future reference.


A Statement of Additional Information dated November 1, 1995, containing more detailed information, has been filed with the Securities and Exchange Commission and (together with any supplements thereto) is incorporated herein by reference. The Statement of Additional Information and the most recent financial statements may be obtained without charge by writing to the Secretary at P.O. Box 804058, Chicago, IL 60680 or by calling 800-322-1130. The Statement of Additional Information contains information relating to other series of the Stein Roe Income Trust that may not be available as investment vehicles for your defined contribution plan.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE DATE OF THIS PROSPECTUS IS NOVEMBER 1, 1995

TABLE OF CONTENTS

                                         Page
Fee Table .................................2
Financial Highlights.......................2
The Fund...................................3
How the Fund Invests.......................4
Portfolio Investments and Strategies.......4
Restrictions on the Fund's Investments ....7
Risks and Investment Considerations .......7
How to Purchase Shares ....................8
How to Redeem Shares ......................8
Net Asset Value ...........................9
Distributions and Income Taxes.............9
Investment Return.........................10
Management of the Fund....................10
Organization and Description of Shares....11
For More Information .....................12

___________________________
FEE TABLE

SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases                   None
Sales Load Imposed on Reinvested Dividends        None
Deferred Sales Load                               None
Redemption Fees                                   None
Exchange Fees                                     None

ANNUAL FUND OPERATING EXPENSES (after expense
  reimbursement; as a percentage of average
  net assets)
Management Fees (after expense reimbursement)    0.51%
12b-1 Fees                                       None
Other Expenses                                   0.49%
                                                 ------
Total Fund Operating Expenses (after
  expense reimbursement)                         1.00%
                                                 ------
                                                 ------
EXAMPLE.
You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period:

            1 year    3 years    5 years    10 years
           -------   --------   -------    --------
             $10        $32        $55       $122


The purpose of the Fee Table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Fund. The table is based upon actual expenses incurred in the last fiscal year. From time to time, the Adviser may voluntarily absorb certain expenses of the Fund. The Adviser has agreed to voluntarily absorb the Fund's expenses to the extent they exceed 1% of average net assets through October 31, 1996, subject to earlier termination by the Adviser on 30 days' notice. Any such absorption will temporarily lower the Fund's overall expense ratio and increase its overall return to investors. Absent such expense undertaking, Management Fees and Total Fund Operating Expenses would have been 0.60% and 1.09%, respectively. (Also see Management of the Fund--Fees and Expenses.)

For purposes of the Example above, the figures assume that the percentage amounts listed for the Fund under Annual Fund Operating Expenses remain the same during each of the periods, that all income dividends and capital gain distributions are reinvested in additional Fund shares, and that, for purposes of management fee breakpoints, the Fund's net assets remain at the same level as in the most recently completed fiscal year. The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown.
Although information such as that shown in the Fee Table and Example is useful in reviewing the Fund's expenses and in providing a basis for comparison with other mutual funds, it should not be used for comparison with other investments using different assumptions or time periods. The example does not reflect any charges or expenses related to your employer's plan.

__________________________
FINANCIAL HIGHLIGHTS


The table below reflects the results of operations of the Fund on a per-share basis. The information for the years beginning after June 30, 1987, has been audited by Ernst & Young LLP, independent auditors. All of the auditors' reports related to information for these periods were unqualified. The table should be read in conjunction with the Fund's financial statements and notes thereto. The Fund's annual report, which may be obtained from the Trust without charge upon request, contains additional performance information.



                       Period
                       Ended
                       June 30,                              Years Ended June 30,
                       1986(a)      1987     1988     1989     1990    1991     1992     1993      1994     1995
                       --------     ----     -----   ------   ------  -----    ------   ------   -------   ------
NET ASSET VALUE,
 BEGINNING OF PERIOD    $10.00     $10.10   $ 9.79   $ 9.59   $ 9.77  $ 9.66   $ 9.81   $10.40    $10.46   $ 9.48
                        ------      ----     -----   ------   ------  -----    ------   ------   -------   ------
Income from Investment
 Operations
Net investment income      .24        .72      .74      .78      .76     .75      .72      .64       .56      .62
Net realized and
 unrealized gains
 (losses) on investments   .10       (.31)    (.15)     .18     (.11)    .15      .59      .31      (.77)     .37
                        ------      ----     -----   ------   ------  -----    ------   ------   -------   ------
Total from investment
 operations                .34        .41      .59      .96      .65     .90     1.31      .95      (.21)     .99
Distributions
Net investment income     (.24)      (.72)    (.74)    (.78)    (.76)   (.75)    (.72)    (.64)     (.56)    (.62)
Net realized capital
 gains                      --         --     (.05)      --       --      --       --     (.25)     (.01)      --
In excess of realized
 gains                      --         --       --       --       --      --       --       --      (.20)      --
                        ------      ----     -----   ------   ------  -----    ------   ------   -------   ------
Total distributions       (.24)      (.72)    (.79)    (.78)    (.76)   (.75)    (.72)    (.89)     (.77)    (.62)
                        ------      ----     -----   ------   ------  -----    ------   ------   -------   ------
NET ASSET VALUE,
 END OF PERIOD          $10.10     $ 9.79   $ 9.59   $ 9.77   $ 9.66   $ 9.81   $10.40   $10.46   $ 9.48   $ 9.85
                        ------      -----    -----   ------   ------   -----    ------   ------   -------   ------
                        ------      -----    -----   ------   ------   -----    ------   ------   -------   ------
Ratio of expenses to
 average net assets (b)    1.00%    1.00%    1.00%    1.00%    1.00%    1.00%    0.99%    0.95%    0.98%    1.00%
Ratio of net investment
 income to average net
 assets (c)               *7.61%    7.13%    7.68%    8.19%    7.90%    7.65%    7.05%    6.25%    5.49%    6.56%
Portfolio turnover rate    **91%     205%     237%     239%     181%     136%     139%     170%     167%     225%
Total return             **3.35%    4.01%    6.35%   10.61%    6.92%    9.61%   13.75%    9.60%   (2.26%)  10.94%
Net assets, end of
 period (000 omitted)    $11,970  $22,656  $26,859  $32,011  $46,853  $49,952  $58,978  $61,591  $45,836  $37,280

  * Annualized.
** Not annualized.
(a) The Fund commenced operations on March 5, 1986.
(b) If the Fund had paid all of its expenses and there had been no reimbursement of expenses by the Adviser, this ratio would have been 3.33% for the period ended June 30, 1986; and 1.44%, 1.37%, 1.21%, and 1.07% for the years ended June 30, 1987 through 1990, respectively; and 1.09% for the year ended June 30, 1995.
(c) Computed giving effect to the Adviser's expense limitation undertaking.

___________________________
THE FUND

The mutual fund offered by this prospectus is STEIN ROE GOVERNMENT INCOME FUND (the "Fund"). The Fund is a no-load, diversified "mutual fund." No-load funds do not impose commissions or charges when shares are purchased or redeemed. Mutual funds sell their own shares to investors and invest the proceeds in a portfolio of securities. A mutual fund allows you to pool your money with that of other investors in order to obtain professional investment management. Mutual funds generally make it possible for you to obtain greater diversification of your investments and simplify your recordkeeping.

The Fund is a series of the Stein Roe Income Trust (the "Trust"), an open-end management investment company, which is authorized to issue shares of beneficial interest in separate series. Each series represents interests in a separate portfolio of securities and other assets, with its own investment objectives and policies.


Stein Roe & Farnham Incorporated (the "Adviser") is investment adviser to the Fund. The Adviser also manages several other no-load mutual funds with different investment objectives, including other bond funds, equity funds, international funds, tax-exempt bond funds, and money market funds. To obtain prospectuses and other information on opening a regular account in any of these mutual funds, please call 800-338-2550.

___________________________
HOW THE FUND INVESTS

The Fund's investment objective is to provide a high level of current income. It invests primarily in securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities ("U.S. Government Securities"). Depending on market conditions, the Fund may invest a substantial portion of its assets in mortgage-backed debt securities issued by GNMA, FNMA, and FHLMC. Further information on portfolio investments and strategies may be found under Portfolio Investments and Strategies in this prospectus and in the Statement of Additional Information.

Because the Fund's investment policy permits it to invest in U.S. Government Securities that are not backed by the full faith and credit of the U.S. Treasury, investment in the Fund may involve risks that are different in some respects from an investment in a fund that invests only in securities that are backed by the full faith and credit of the U.S. Treasury. Such risks may include a greater risk of loss of principal and interest on the securities in the Fund's portfolio that are supported only by the issuing or guaranteeing U.S. Government agency or instrumentality, since the Fund must look principally or solely to that entity for ultimate repayment.

Under normal market conditions, the Fund will invest at least 80% of its assets in U.S. Government Securities. The Fund may also invest up to 20% of its assets in other types of debt securities, including collateralized mortgage obligations ("CMOs") and principal portions or coupon portions of U.S. Government Securities that have been separated (stripped) by banks, brokerage firms, or other entities. Stripped securities are usually sold separately in the form of receipts or certificates representing undivided interests in the stripped portion. CMOs are securities collateralized by mortgages and mortgage-backed securities. CMOs are not guaranteed by either the U.S. Government or by its agencies or instrumentalities. Stripped securities may be more volatile than non-stripped securities. The staff of the Securities and Exchange Commission believes that stripped securities are illiquid. The Fund has temporarily agreed to treat stripped securities as subject to the Fund's restriction on investment in illiquid securities. The Fund will invest in debt securities rated at least investment grade or, if unrated, deemed by the Adviser to be of comparable quality. Securities rated in the fourth grade are neither highly protected nor poorly secured. Such securities may have some speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuers of such securities to make principal and interest payments than is the case for issuers of higher grade securities. If the rating of a security held by the Fund is lost or reduced below investment grade, the Fund is not required to dispose of the security, but the Adviser will consider that fact in determining whether the Fund should continue to hold the security.
___________________________
PORTFOLIO INVESTMENTS
AND STRATEGIES

U.S. GOVERNMENT SECURITIES.
U.S. Government Securities include: (i) bills, notes, bonds, and other debt securities, differing as to maturity and rates of interest, that are issued by and are direct obligations of the U.S. Treasury; and (ii) other securities that are issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities and that include, but are not limited to, Government National Mortgage Association ("GNMA"), Federal Farm Credit Banks, Federal Home Loan Banks, Farmers Home Administration, Federal Home Loan Mortgage Corporation ("FHLMC"), and Federal National Mortgage Association ("FNMA"). U.S. Government Securities are generally viewed by the Adviser as being among the safest of debt securities with respect to the timely payment of principal and interest (but not with respect to any premium paid on purchase), but generally bear a lower rate of interest than corporate debt securities. However, they are subject to market risk like other debt securities, and therefore the Fund's shares can be expected to fluctuate in value.

DERIVATIVES.
Consistent with its objective, the Fund may invest in a broad array of financial instruments and securities, including conventional exchange-traded and non-exchange traded options, futures contracts, futures options, securities collateralized by underlying pools of mortgages or other receivables, and other instruments, the value of which is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate, or a currency ("Derivatives"). In each case, the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate, or a currency. The Fund does not expect to invest more than 5% of its net assets in any type of Derivative except for options, futures contracts, futures options, and mortgage or other asset-backed securities.

Derivatives are most often used to manage investment risk or to create an investment position indirectly because it is more efficient or less costly than direct investment. They also may be used in an effort to enhance portfolio returns.

The successful use of Derivatives depends on the Adviser's ability to correctly predict changes in the levels and directions of movements in security prices, interest rates and other market factors affecting the Derivative itself or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to a Derivative may not be well established. Finally, privately negotiated and over-the-counter Derivatives may not be as well regulated and may be less marketable than exchange-traded Derivatives. For additional information on Derivatives, please refer to the Statement of Additional Information.

MORTGAGE-BACKED AND OTHER ASSET-BACKED SECURITIES. The Fund may invest in securities secured by mortgages or other assets such as automobile or home improvement loans and credit card receivables. These instruments may be issued or guaranteed by the U.S. Government or by its agencies or instrumentalities or by private entities such as commercial, mortgage and investment banks and financial companies or financial subsidiaries of industrial companies.

Securities issued by GNMA represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmers Home Administration, or guaranteed by the Veterans
Administration.  Securities issued by FNMA and FHLMC, U.S.
Government-sponsored corporations, also represent an interest in a pool of mortgages.

The timely payment of principal and interest on GNMA securities is guaranteed by GNMA and backed by the full faith and credit of the U.S. Treasury. FNMA guarantees full and timely payment of interest and principal on FNMA securities. FHLMC guarantees timely payment of interest and ultimate collection of principal on FHLMC securities. FNMA and FHLMC securities are not backed by the full faith and credit of the U.S. Treasury.

Mortgage-backed debt securities, such as those issued by GNMA, FNMA, and FHLMC, are of the "modified pass-through type," which means the interest and principal payments on mortgages in the pool are "passed through" to investors. During periods of declining interest rates, there is increased likelihood that mortgages will be prepaid, with a resulting loss of the full-term benefit of any premium paid by the Fund on purchase of such securities; in addition, the proceeds of prepayment would likely be invested at lower interest rates.

Mortgage-backed securities provide either a pro rata interest in underlying mortgages or an interest in collateralized mortgage obligations ("CMOs"), which represent a right to interest and/or principal payments from an underlying mortgage pool. CMOs are not guaranteed by either the U.S. Government or by its agencies or instrumentalities and are usually issued in multiple classes, each of which has different payment rights, pre-payment risks, and yield characteristics. Mortgage-backed securities involve the risk of pre-payment on the underlying mortgages at a faster or slower rate than the established schedule. Pre-payments generally increase with falling interest rates and decrease with rising rates, but they also are influenced by economic, social, and market factors. If mortgages are pre-paid during periods of declining interest rates, there would be a resulting loss of the full-term benefit of any premium paid by the Fund on purchase of the CMO, and the proceeds of pre-payment would likely be invested at lower interest rates. The Fund tends to invest in CMOs of classes known as planned amortization classes ("PACs") which have pre-payment protection features tending to make them less susceptible to price volatility.

Non-mortgage asset-backed securities usually have less pre-payment risk than mortgage-backed securities, but have the risk that the collateral will not be available to support payments on the underlying loans which finance payments on the securities themselves. Therefore, greater emphasis is placed on the credit quality of the security issuer and the guarantor, if any.

Asset-backed securities tend to experience greater price volatility than straight debt securities.

FUTURES AND OPTIONS. The Fund may purchase and write both call options and put options on securities and on indexes, and enter into interest rate and index futures contracts and options on such futures contracts, consistent with its investment objective, in order to provide additional revenue, or to hedge against changes in security prices or interest rates. The Fund may write a call or put option only if the option is covered. As the writer of a covered call option, the Fund foregoes, during the option's life, the opportunity to profit from increases in market value of the security covering the call option above the sum of the premium and the exercise price of the call. There can be no assurance that a liquid market will exist when the Fund seeks to close out a position. Because of low margin deposits required, the use of futures contracts involves a high degree of leverage, and may result in losses in excess of the amount of the margin deposit.

LENDING OF PORTFOLIO SECURITIES.
Subject to certain restrictions, the Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES; STANDBY COMMITMENTS. The Fund's assets may include securities purchased on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the Adviser deems it advisable for investment reasons. Securities purchased in this manner involve a risk of loss if the value of the security purchased declines before the settlement date.

When-issued or delayed-delivery securities may sometimes be purchased on a "dollar roll" basis, meaning that the Fund will sell securities with a commitment to purchase similar, but not identical, securities at a future date. Generally, the securities are repurchased at a price lower than the sales price. Dollar roll transactions involve the risk of restrictions on the Fund's ability to repurchase the security if the counterparty becomes insolvent; an adverse change in the price of the security during the period of the roll or that the value of the security repurchased will be less than the security sold; and transaction costs exceeding the return earned by the Fund on the sales proceeds of the dollar roll.

The Fund may also invest in securities purchased on a standby commitment basis, which is a delayed-delivery agreement in which the Fund binds itself to accept delivery of a security at the option of the other party to the agreement.

PORTFOLIO TURNOVER.
In seeking to attain its objective, the Fund may sell portfolio securities without regard to the period of time they have been held. Further, the Adviser may purchase and sell securities for the Fund's portfolio with a view to maximizing current return, even if portfolio changes would cause the realization of capital gains. Although the average stated maturity of the Fund's portfolio generally will exceed ten years, the Adviser may adjust the average maturity of the Fund's portfolio from time to time, depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates. As a result, the turnover rate of the Fund may vary from year to year. A high rate of portfolio turnover may result in increased transaction expenses and the realization of capital gains (which may be taxable) or losses. (See Financial Highlights and Distributions and Income Taxes.)
___________________________
RESTRICTIONS ON THE
FUND'S INVESTMENTS

The Fund may not invest in a security if, as a result of such investment: (1) with respect to 75% of its assets, more than 5% of its total assets would be invested in the securities of any one issuer, except for U.S. Government Securities or repurchase agreements for such securities; or (2) 25% or more of its total assets would be invested in the securities of a group of issuers in the same industry, except that this restriction does not apply to U.S. Government Securities. Notwithstanding these limitations, the Fund may invest all of its assets in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

The Fund may not make loans, except that, consistent with its investment policies and restrictions, it may: (1) invest up to 100% of its net assets in publicly offered or privately placed debt securities, (2) lend its portfolio securities under certain circumstances, and (3) enter into repurchase agreements. /1/ The Fund may not borrow money, except as a temporary measure for extraordinary or emergency purposes, and then the Fund's aggregate borrowings at any one time (including reverse repurchase agreements and dollar rolls) may not exceed 33 1/3% of its total assets (at market value). Additional securities may not be purchased when borrowings, less proceeds receivable from sales of portfolio securities, exceed 5% of total assets.
--------------
/1/ A repurchase agreement involves a sale of securities to the Fund with the concurrent agreement of the seller (bank or securities dealer) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate within a specified time. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses. The Fund may not invest more than 10% of its net assets in repurchase agreements maturing in more than seven days and other illiquid securities.
--------------

The policies set forth in the first two paragraphs under
Restrictions on the Fund's Investments (but not the footnote) are fundamental policies of the Fund.  The Statement of Additional
Information contains all of the investment restrictions.
___________________________
RISKS AND INVESTMENT
CONSIDERATIONS

All investments, including those in mutual funds, have risks. No investment is suitable for all investors. Although the Fund seeks to reduce risk by investing in a diversified portfolio, this does not eliminate all risk. The risks inherent in the Fund depend primarily upon the term and quality of the obligations in the Fund's portfolio, as well as on market conditions.

A decline in prevailing levels of interest rates generally increases the value of securities in the Fund's portfolio, while an increase in rates usually reduces the value of those securities. As a result, interest rate fluctuations will affect the Fund's net asset value, but not the income received by the Fund from its portfolio securities. (Because yields on debt securities available for purchase by the Fund vary over time, no specific yield on shares of the Fund can be assured.) In addition, if the bonds in the Fund's portfolio contain call, prepayment or redemption provisions, during a period of declining interest rates, these securities are likely to be redeemed, and the Fund will probably be unable to replace them with securities having as great a yield.

The Fund is designed for investors who seek high income with minimum risk other than the risk of changes in net asset value caused by fluctuations in prevailing levels of interest rates.

There can be no assurance that the Fund will achieve its objective, nor can the Fund assure that payments of interest and principal on portfolio securities will be made when due. If, after purchase by the Fund, the rating of a portfolio security is lost or reduced, the Fund would not be required to sell the security, but the Adviser would consider such a change in deciding whether the Fund should retain the security in its portfolio.

The Fund's investment objective is not fundamental and may be changed by the Board of Trustees without a vote of shareholders.
If there is a change in the Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then-current financial position and needs.

MASTER FUND/FEEDER FUND OPTION.
Rather than invest in securities directly, the Fund may in the future seek to achieve its investment objective by pooling its assets with assets of other mutual funds managed by the Adviser for investment in another investment company having the same investment objective and substantially the same investment policies and restrictions as the Fund. The purpose of such an arrangement is to achieve greater operational efficiencies and reduce costs. It is expected that any such investment company would be managed by the Adviser in substantially the same manner as the Fund. Shareholders of the Fund will be given at least 30 days' prior notice of any such investment, although they will not be entitled to vote on the action. Such investment would be made only if the trustees determine it to be in the best interests of the Fund and its shareholders.
___________________________
HOW TO PURCHASE SHARES

All shares must be purchased through your employer's defined contribution plan. For more information about how to purchase shares of the Fund through your employer or limitations on the amount that may be purchased, please consult your employer.
Shares are sold to eligible defined contribution plans at the Fund's net asset value (see Net Asset Value) next determined after receipt of payment by the Fund.

Each purchase order for the Fund must be accepted by an authorized officer of the Trust in Chicago and is not binding until accepted and entered on the books of the Fund. Once your purchase order has been accepted, you may not cancel or revoke it; however, you may redeem the shares. The Trust reserves the right not to accept any purchase order that it determines not to be in the best interest of the Trust or of the Fund's shareholders.

Shares purchased by reinvestment of dividends will be confirmed at least quarterly. All other purchases and redemptions will be confirmed as transactions occur.
___________________________
HOW TO REDEEM SHARES

Subject to restrictions imposed by your employer's plan, Fund shares may be redeemed any day the New York Stock Exchange is open. For more information about how to redeem your shares of the Fund through your employer's plan, including any charges that may be imposed by the plan, please consult with your employer.

EXCHANGE PRIVILEGE.
Subject to your plan's restrictions, you may redeem all or any portion of your Fund shares and use the proceeds to purchase shares of any other Stein Roe Fund available through your employer's defined contribution plan. (An exchange is commonly referred to as a "transfer.") Before exercising the Exchange Privilege, you should obtain the prospectus for the Stein Roe Fund in which you wish to invest and read it carefully. Contact your plan administrator for instructions on how to exchange your shares or to obtain prospectuses of other Stein Roe Funds available through your plan. The Fund reserves the right to suspend, limit, modify, or terminate the Exchange Privilege or its use in any manner by any person or class; shareholders would be notified of such a change.

GENERAL REDEMPTION POLICIES.
Redemption instructions may not be cancelled or revoked once they have been received and accepted by the Trust. The Trust cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions.

The price at which your redemption order will be executed is the net asset value next determined after proper redemption instructions are received. (See Net Asset Value.) Because the redemption price you receive depends upon the Fund's net asset value per share at the time of redemption, it may be more or less than the price you originally paid for the shares.
___________________________
NET ASSET VALUE

The purchase and redemption price of the Fund's shares is its net asset value per share. The net asset value of a share of the Fund is determined as of the close of trading on the New York Stock Exchange (currently 3:00 p.m., Chicago time) by dividing the difference between the values of the Fund's assets and liabilities by the number of shares outstanding. Net asset value will not be determined on days when the Exchange is closed unless, in the judgment of the Board of Trustees, the net asset value of the Fund should be determined on any such day, in which case the determination will be made at 3:00 p.m., Chicago time.

Securities for which market quotations are readily available at the time of valuation are valued on that basis. Long-term straight-debt securities for which market quotations are not readily available are valued at a fair value based on valuations provided by pricing services approved by the Board, which may employ electronic data processing techniques, including a matrix system, to determine valuations. Short-term debt securities with remaining maturities of 60 days or less are valued at their amortized cost, which does not take into account unrealized gains or losses. The Board believes that the amortized cost represents a fair value for such securities. Short-term debt securities with remaining maturities of more than 60 days for which market quotations are not readily available are valued by use of a matrix prepared by the Adviser based on quotations for comparable securities. Other assets and securities held by the Fund for which these valuation methods do not produce a fair value are valued by a method that the Board believes will determine a fair value.
___________________________
DISTRIBUTIONS AND
INCOME TAXES

DISTRIBUTIONS.
Income dividends are declared each business day and are paid monthly. The Fund intends to distribute by the end of each calendar year at least 98% of any net capital gains realized from the sale of securities during the twelve-month period ended October 31 in that year. The Fund intends to distribute any undistributed net investment income and net realized capital gains in the following year.

The terms of your plan will govern how you may receive distributions from the Fund. Generally, dividend and capital gain distributions will be reinvested in additional shares of the Fund.

INCOME TAXES.
The Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gain it distributes. The Fund will distribute substantially all of its ordinary income and net capital gains on a current basis. Generally, Fund distributions are taxable as ordinary income, except that any distributions of net long-term capital gains will be taxed as such. However, distributions by the Fund to employer-sponsored defined contribution plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable through an investment in the
Fund) from such a plan. This section is not intended to be a full discussion of income tax laws and their effect on shareholders.
___________________________
INVESTMENT RETURN

The total return from an investment in the Fund is measured by the distributions received (assuming reinvestment) plus or minus the change in the net asset value per share for a given period. A total return percentage may be calculated by dividing the value of a share at the end of the period (including reinvestment of distributions) by the value of the share at the beginning of the period and subtracting one. For a given period, an average annual total return may be calculated by finding the average annual compounded rate that would equate a hypothetical $1,000 investment to the ending redeemable value.

The yield of the Fund is calculated by dividing its net investment income per share (a hypothetical figure as defined in the SEC rules) during a 30-day period by the net asset value per share on the last day of the period. The yield formula provides for semiannual compounding, which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period.


Comparison of the Fund's yield or total return with those of alternative investments should consider differences between the Fund and the alternative investments, the periods and methods used in calculation of the return being compared, and the impact of taxes on alternative investments. The Fund's total return does not reflect any charges or expenses related to your employer's plan. Yield figures are not based on actual dividends paid. Past performance is not necessarily indicative of future results. To obtain current yield or total return information, you may call 800-338-2550.

___________________________
MANAGEMENT OF THE FUND

TRUSTEES AND INVESTMENT ADVISER.
The Board of Trustees of the Trust has overall management responsibility for the Trust and the Fund. See Management in the Statement of Additional Information for the names of and other information about the trustees and officers. The Adviser, Stein Roe & Farnham Incorporated, One South Wacker Drive, Chicago, Illinois 60606, is responsible for managing the investment portfolio and the business affairs of the Fund and the Trust, subject to the direction of the Board. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940.

The Adviser was organized in 1986 to succeed to the business of Stein Roe & Farnham, a partnership that had advised and managed mutual funds since 1949. The Adviser is a wholly owned indirect subsidiary of Liberty Mutual Insurance Company ("Liberty Mutual").

PORTFOLIO MANAGER.
Michael T. Kennedy has been portfolio manager of the Fund since 1988. He is a vice-president of the Trust, a senior vice president of the Adviser, and has been associated with the Adviser since 1987. From 1984 to 1987, he was employed by Homewood Federal Savings and Loan. A chartered financial analyst and a chartered investment counselor, he received his B.S. degree from Marquette University in 1984 and his M.M. from Northwestern University in 1988. Mr. Kennedy is secretary of the Adviser's Fixed Income Policy Committee and managed $414 million in mutual fund assets for the Adviser as of June 30, 1995. Steven P. Luetger is associate portfolio manager for the Fund. Mr. Luetger joined the Adviser in 1978 and is a senior vice president. He received his B.A. from Knox College in 1975 and M.B.A. from the University of Chicago in 1980.

FEES AND EXPENSES.
In return for its investment advisory and administrative services, the Adviser receives a monthly fee from the Fund based on its average net assets, computed and accrued daily. The annualized fee for the Fund is .60 of 1% of the first $100 million and .55 of 1% thereafter. For the fiscal year ended June 30, 1995, the fee for the Fund amounted to .51% of average net assets after the expense limitation described under Fee Table.

Under a separate agreement with the Trust, the Adviser provides certain accounting and bookkeeping services to the Fund, including computation of the Fund's net asset value and calculation of its net income and capital gains and losses on disposition of Fund assets.

PORTFOLIO TRANSACTIONS.
The Adviser places the orders for the purchase and sale of portfolio securities and options and futures contracts for the Fund. In doing so, the Adviser seeks to obtain the best combination of price and execution, which involves a number of judgmental factors.

TRANSFER AGENT.
SteinRoe Services Inc. ("SSI"), One South Wacker Drive, Chicago,
Illinois 60606, a wholly owned indirect subsidiary of Liberty
Mutual, is the agent of the Trust for the transfer of shares, disbursement of dividends, and maintenance of shareholder accounting records.

DISTRIBUTOR.
The shares of the Fund are offered for sale through Liberty Securities Corporation ("Distributor") without any sales commissions or charges to the Fund or to its shareholders. The Distributor is a wholly owned indirect subsidiary of Liberty Mutual. The business address of the Distributor is 600 Atlantic Avenue, Boston, Massachusetts 02210; however, all Fund correspondence (including purchase and redemption orders) should be mailed to the Trust at P.O. Box 804058, Chicago, Illinois 60680. All distribution and promotional expenses are paid by the Adviser, including payments to the Distributor for sales of Fund shares.

CUSTODIAN.
State Street Bank and Trust Company, 225 Franklin Street, Boston,
Massachusetts 02101, is the custodian for the Fund.  (See
Custodian in the Statement of Additional Information.)
___________________________
ORGANIZATION AND
DESCRIPTION OF SHARES

The Trust is a Massachusetts business trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated January 3, 1986, which provides that each shareholder shall be deemed to have agreed to be bound by the terms thereof. The Declaration of Trust may be amended by a vote of either the Trust's shareholders or its trustees. The Trust may issue an unlimited number of shares, in one or more series as the Board may authorize. Currently, six series are authorized and outstanding.

Under Massachusetts law, shareholders of a Massachusetts business trust such as the Trust could, in some circumstances, be held personally liable for unsatisfied obligations of the trust. The Declaration of Trust provides that persons extending credit to, contracting with, or having any claim against, the Trust or any particular series shall look only to the assets of the Trust or of the respective series for payment under such credit, contract or claim, and that the shareholders, trustees and officers of the Trust shall have no personal liability therefor. The Declaration of Trust requires that notice of such disclaimer of liability be given in each contract, instrument or undertaking executed or made on behalf of the Trust. The Declaration of Trust provides for indemnification of any shareholder against any loss and expense arising from personal liability solely by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the Trust was unable to meet its obligations.

The risk of a particular series incurring financial loss on
account of unsatisfied liability of another series of the Trust is also believed to be remote, because it would be limited to claims to which the disclaimer did not apply and to circumstances in which the other series was unable to meet its obligations.
___________________________
FOR MORE INFORMATION


Contact a Stein Roe Retirement Plan Representative at 800-322-
1130 for more information about this Fund.

                       _________________

                                   [STEINROE MUTUAL FUNDS LOGO]

PROSPECTUS
DEFINED CONTRIBUTION PLANS

STEIN ROE INTERMEDIATE BOND FUND
The Fund seeks high current income by investing primarily in marketable debt securities. The dollar-weighted average life of the Fund's portfolio is expected to be between three and ten years.

This prospectus relates only to shares of the Fund purchased through eligible employer-sponsored defined contribution plans
("defined contribution plans").

The Fund is a "no-load" fund. There are no sales or redemption charges, and the Fund has no 12b-1 plan. The Fund is a series of the STEIN ROE INCOME TRUST, an open-end management investment company.

This prospectus contains information you should know before investing in the Fund. Please read it carefully and retain it for future reference.


A Statement of Additional Information dated November 1, 1995, containing more detailed information, has been filed with the Securities and Exchange Commission and (together with any supplements thereto) is incorporated herein by reference. The Statement of Additional Information and the most recent financial statements may be obtained without charge by writing to the Secretary at P.O. Box 804058, Chicago, IL 60680 or by calling 800-322-1130. The Statement of Additional Information contains information relating to other series of the Stein Roe Income Trust that may not be available as investment vehicles for your defined contribution plan.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      THE DATE OF THIS PROSPECTUS IS NOVEMBER 1, 1995

            TABLE OF CONTENTS

                                     Page
Fee Table .............................2
Financial Highlights...................2
The Fund...............................3
How the Fund Invests...................4
Portfolio Investments and Strategies...5
Restrictions on the Fund's Investments 7
Risks and Investment Considerations ...8
How to Purchase Shares ................9
How to Redeem Shares ..................9
Net Asset Value ......................10
Distributions and Income Taxes........10
Investment Return.....................10
Management of the Fund................11
Organization and Description of
   Shares.............................12
For More Information..................13

___________________________
FEE TABLE

SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases                   None
Sales Load Imposed on Reinvested Dividends        None
Deferred Sales Load                               None
Redemption Fees                                   None
Exchange Fees                                     None

ANNUAL FUND OPERATING EXPENSES (after expense
 reimbursement); as a percentage of average
 net assets)
Management Fees (after expense reimbursement)     0.49%
12b-1 Fees                                        None
Other Expenses                                    0.21%
Total Fund Operating Expenses (after expense
 reimbursement)                                   0.70%

EXAMPLE.
You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period:

                1 year    3 years    5 years    10 years
               -------   --------   -------    --------
                 $7         $22       $39         $87


The purpose of the Fee Table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Fund. The table is based upon actual expenses incurred in the last fiscal year, adjusted for the expense limitation in effect on May 1, 1995. From time to time, the Adviser may voluntarily absorb certain expenses of the Fund. Effective May 1, 1995, the Adviser has agreed to voluntarily absorb the Fund's expenses to the extent that they exceed 0.70 of 1% of average net assets through October 31, 1996, subject to earlier termination by the Adviser on 30 days' written notice.
Any such absorption will temporarily lower the Fund's overall expense ratio and increase its overall return to investors.
Absent such undertaking, Management Fees and Total Fund Operating Expenses would have been 0.50% and 0.71%, respectively. (Also see Management--Fees and Expenses.)

For purposes of the Example above, the figures assume that the percentage amounts listed for the Fund under Annual Fund Operating Expenses remain the same during each of the periods and that all income dividends and capital gain distributions are reinvested in additional Fund shares. The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. Although information such as that shown in the Fee Table and Example is useful in reviewing the Fund's expenses and in providing a basis for comparison with other mutual funds, it should not be used for comparison with other investments using different assumptions or time periods. The example does not reflect any charges or expenses related to your employer's plan.

__________________________
FINANCIAL HIGHLIGHTS


The table below reflects the results of operations of the Fund on a per-share basis. The information for the years beginning after June 30, 1987, has been audited by Ernst & Young LLP, independent auditors. All of the auditors' reports related to information for these periods were unqualified. The table should be read in conjunction with the Fund's financial statements and notes thereto. The Fund's annual report, which may be obtained from the Trust without charge upon request, contains additional performance information.


                                                           Years Ended June 30,
                           1986     1987     1988       1989      1990      1991      1992      1993      1994      1995
                          -----     -----    -----      -----     -----     -----     -----     -----     -----     -----
NET ASSET VALUE,
 BEGINNING OF PERIOD      $8.89     $9.92    $8.77      $8.51     $8.65     $8.38     $8.53     $8.99     $9.26     $8.44
                          -----     -----    -----      -----     -----     -----     -----     -----     -----     -----
Income from Investment
 Operations
Net investment income       .84       .74      .68        .74       .73       .69       .69       .65       .56      .58
Net realized and
 unrealized gains
 (losses) on investments   1.03      (.41)    (.12)       .14      (.28)      .16       .46       .27      (.59)     .23
                          -----     -----    -----      -----     -----     -----     -----     -----     -----     -----
Total from investment
 operations                1.87       .33      .56        .88       .45       .85      1.15       .92      (.03)     .81
Distributions
Net investment income      (.84)     (.74)    (.68)      (.74)     (.72)     (.70)     (.69)     (.65)     (.56)    (.58)
Net realized capital gains   --      (.74)    (.14)        --        --        --        --        --      (.08)      --
In excess of realized
 gains                       --        --       --         --        --        --        --        --      (.15)      --
                          -----     -----    -----      -----     -----     -----     -----     -----     -----     -----
Total distributions        (.84)    (1.48)    (.82)      (.74)     (.72)     (.70)     (.69)     (.65)     (.79)     (.58)
                          -----     -----    -----      -----     -----     -----     -----     -----     -----     -----
NET ASSET VALUE,
 END OF PERIOD            $9.92     $8.77    $8.51      $8.65     $8.38     $8.53     $8.99     $9.26     $8.44     $8.67
                          -----     -----    -----      -----     -----     -----     -----     -----     -----     -----
                          -----     -----    -----      -----     -----     -----     -----     -----     -----     -----
Ratio of expenses to
 average net assets (b)   0.69%     0.68%    0.73%      0.73%     0.74%     0.73%     0.70%     0.67%     0.70%     0.70%
Ratio of net investment
 income to average net
 assets  (c)              9.03%     7.94%    7.97%      8.71%     8.60%     8.17%     7.87%     7.22%     6.20%     6.94%
Portfolio turnover rate    334%      230%     273%       197%      296%      239%      202%      214%      206%      162%
Total return             21.90%     3.40%    6.92%     10.97%     5.33%    10.62%    14.02%    10.59%    (0.47%)   10.11%
Net assets, end of
 period (000 omitted)  $183,440  $188,674  $162,225  $165,056  $161,439  $184,444  $242,948  $311,728  $302,507  $301,733

(a)If the Fund had paid all of its expenses and there had been no reimbursement of expenses by the Adviser, this ratio would have been 0.71% for the year ended June 30, 1995.
(b)Computed giving effect to the Adviser's expense limitation undertaking.

___________________________
THE FUND

The mutual fund offered by this prospectus is STEIN ROE INTERMEDIATE BOND FUND (the "Fund"). The Fund is a no-load, diversified "mutual fund." No-load funds do not impose commissions or charges when shares are purchased or redeemed. Mutual funds sell their own shares to investors and invest the proceeds in a portfolio of securities. A mutual fund allows you to pool your money with that of other investors in order to obtain professional investment management. Mutual funds generally make it possible for you to obtain greater diversification of your investments and simplify your recordkeeping.

The Fund is a series of the Stein Roe Income Trust (the "Trust"), an open-end management investment company, which is authorized to issue shares of beneficial interest in separate series. Each series represents interests in a separate portfolio of securities and other assets, with its own investment objectives and policies.


Stein Roe & Farnham Incorporated (the "Adviser") is investment adviser to the Fund. The Adviser also manages several other no-load mutual funds with different investment objectives, including other bond funds, equity funds, international funds, tax-exempt bond funds, and money market funds. To obtain prospectuses and other information on opening a regular account in any of these mutual funds, please call 800-338-2550.

___________________________
HOW THE FUND INVESTS

The Fund's investment objective is to provide a high level of current income, consistent with the preservation of capital, by investing primarily in marketable debt securities. Under normal market conditions, the Fund will invest at least 65% of the value of its total assets (taken at market value at the time of investment) in convertible and non-convertible bonds and debentures, and at least 60% of its assets will be invested in the following:

(1) Marketable straight-debt securities of domestic issuers, and of foreign issuers payable in U.S. dollars, rated at time of purchase within the three highest grades assigned by Moody's Investors Service, Inc. ("Moody's") or by Standard & Poor's Corporation ("S&P");
(2) U.S. Government Securities;
(3) Commercial paper rated Prime-1 by Moody's or A-1 by S&P at time of purchase, or, if unrated, issued or guaranteed by a corporation with any outstanding debt rated Aa or better by Moody's or AA or better by S&P; and
(4) Bank obligations, including repurchase agreements, of banks having total assets in excess of $1 billion.

The Fund also may invest in mortgaged-backed and other debt securities (including those convertible into or carrying warrants to purchase common stocks or other equity interests, and privately placed debt securities), preferred stocks, and marketable common stocks that the Adviser considers likely to yield relatively high income in relation to cost. Further information on portfolio investments and strategies may be found under Portfolio Investments and Strategies in this prospectus and in the Statement of Additional Information.

Under normal market conditions, the Fund invests at least 65% of its assets in securities with an average life of between three and ten years, and expects that the dollar-weighted average life of its portfolio will be between three and ten years. Average life is the weighted average period over which the Adviser expects the principal to be paid, and differs from stated maturity in that it estimates the effect of expected principal prepayments and call provisions. With respect to GNMA securities and other mortgage-backed securities, average life is likely to be substantially less than the stated maturity of the mortgages in the underlying pools. With respect to obligations with call provisions, average life is typically the next call date on which the obligation reasonably may be expected to be called. Securities without prepayment or call provisions generally have an average life equal to their stated maturity. During periods of rising interest rates, the average life of mortgage-backed securities and callable obligations may increase substantially because they are not likely to be prepaid, which may result in greater net asset value fluctuation.


The Fund may invest up to 35% of its total assets in debt securities that are rated below investment grade (with no permitted rating) and that, on balance, are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy. An economic downturn could severely disrupt this market and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments (see Risks and Investment Considerations) and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.


Achievement of the Fund's investment objective will be more dependent on the Adviser's credit analysis than would be the case if the Fund were investing exclusively in investment-grade debt securities. Since the ratings of rating services (which evaluate the safety of principal and interest payments, not market risks) are used only as preliminary indicators of investment quality, the Adviser employs its own credit research and analysis, from which it has developed a credit rating system based upon comparative credit analyses of issuers within the same industry. These analyses may take into consideration such quantitative factors as an issuer's present and potential liquidity, profitability, internal capability to generate funds, debt/equity ratio and debt servicing capabilities, and such qualitative factors as an assessment of management, industry characteristics, accounting methodology, and foreign business exposure.

Debt securities that are rated below investment grade tend to be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and the Fund may have greater difficulty selling its portfolio securities. (See Net Asset Value.) The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.


For the fiscal year ended June 30, 1995, the Fund's portfolio was invested, on average, as follows: high-quality short-term instruments, 4.1%; U.S. Government Securities, 39.3%; AAA, 6.3%; AA, 7.2%; A, 13.3%; BBB, 21.2%; BB, 8.1%; and unrated, 0.5%. The ratings are based on a dollar-weighted average, computed monthly, and reflect the higher of S&P or Moody's ratings. The ratings do not necessarily reflect the current or future composition of the Fund.

___________________________
PORTFOLIO INVESTMENTS
AND STRATEGIES

DERIVATIVES.
Consistent with its objective, the Fund may invest in a broad array of financial instruments and securities, including conventional exchange-traded and non-exchange traded options, futures contracts, futures options, securities collateralized by underlying pools of mortgages or other receivables, and other instruments, the value of which is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate, or a currency ("Derivatives"). The Fund does not expect to invest more than 5% of its net assets in any type of Derivative except for options, futures contracts, futures options, and mortgage or other asset-backed securities.

Derivatives are most often used to manage investment risk or to create an investment position indirectly because it is more efficient or less costly than direct investment. They also may be used in an effort to enhance portfolio returns.

The successful use of Derivatives depends on the Adviser's ability to correctly predict changes in the levels and directions of movements in security prices, interest rates and other market factors affecting the Derivative itself or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to a Derivative may not be well established. Finally, privately negotiated and over-the-counter Derivatives may not be as well regulated and may be less marketable than exchange-traded Derivatives. For additional information on Derivatives, please refer to the Statement of Additional Information.

MORTGAGE AND OTHER ASSET-BACKED SECURITIES. The Fund may invest in securities secured by mortgages or other assets such as automobile or home improvement loans and credit card receivables. These instruments may be issued or guaranteed by the U.S. Government or by its agencies or instrumentalities or by private entities such as commercial, mortgage and investment banks and financial companies or financial subsidiaries of industrial companies.

Securities issued by GNMA represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmers Home Administration, or guaranteed by the Veterans
Administration.  Securities issued by FNMA and FHLMC, U.S.
Government-sponsored corporations, also represent an interest in a pool of mortgages.

The timely payment of principal and interest on GNMA securities is guaranteed by GNMA and backed by the full faith and credit of the U.S. Treasury. FNMA guarantees full and timely payment of interest and principal on FNMA securities. FHLMC guarantees timely payment of interest and ultimate collection of principal on FHLMC securities. FNMA and FHLMC securities are not backed by the full faith and credit of the U.S. Treasury.

Mortgage-backed debt securities, such as those issued by GNMA, FNMA, and FHLMC, are of the "modified pass-through type," which means the interest and principal payments on mortgages in the pool are "passed through" to investors. During periods of declining interest rates, there is increased likelihood that mortgages will be prepaid, with a resulting loss of the full-term benefit of any premium paid by the Fund on purchase of such securities; in addition, the proceeds of prepayment would likely be invested at lower interest rates.

Mortgage-backed securities provide either a pro rata interest in underlying mortgages or an interest in collateralized mortgage obligations ("CMOs"), which represent a right to interest and/or principal payments from an underlying mortgage pool. CMOs are not guaranteed by either the U.S. Government or by its agencies or instrumentalities and are usually issued in multiple classes, each of which has different payment rights, pre-payment risks, and yield characteristics. Mortgage-backed securities involve the risk of pre-payment on the underlying mortgages at a faster or slower rate than the established schedule. Pre-payments generally increase with falling interest rates and decrease with rising rates, but they also are influenced by economic, social, and market factors. If mortgages are pre-paid during periods of declining interest rates, there would be a resulting loss of the full-term benefit of any premium paid by the Fund on purchase of the CMO, and the proceeds of pre-payment would likely be invested at lower interest rates. The Fund tends to invest in CMOs of classes known as planned amortization classes ("PACs") which have pre-payment protection features tending to make them less susceptible to price volatility.

Non-mortgage asset-backed securities usually have less pre-payment risk than mortgage-backed securities, but have the risk that the collateral will not be available to support payments on the underlying loans which finance payments on the securities themselves. Therefore, greater emphasis is placed on the credit quality of the security issuer and the guarantor, if any.

Asset-backed securities tend to experience greater price volatility than straight debt securities.


FUTURES AND OPTIONS. The Fund may purchase and write both call options and put options on securities, indexes and foreign currencies, and enter into interest rate, index and foreign currency futures contracts. The Fund may also write and options on such futures contracts and purchase other types of forward or investment contracts linked to individual securities, indexes or other benchmarks in order to, consistent with its investment objective, provide additional revenue, or to hedge against changes in security prices, interest rates, or currency fluctuations. The Fund may write a call or put option only if the option is covered. As the writer of a covered call option, the Fund foregoes, during the option's life, the opportunity to profit from increases in market value of the security covering the call option above the sum of the premium and the exercise price of the call. There can be no assurance that a liquid market will exist when the Fund seeks to close out a position. Because of low margin deposits required, the use of futures contracts involves a high degree of leverage, and may result in losses in excess of the amount of the margin deposit.


FOREIGN SECURITIES.
Although the Fund may invest in foreign securities, it will not invest in a foreign security if, as a result of such investment, more than 10% of its total assets would be invested in foreign securities. For purposes of this restriction, foreign securities do not include securities represented by American Depositary Receipts ("ADRs"), foreign debt securities denominated in U.S. dollars, or securities guaranteed by a U.S. person such as a corporation domiciled in the United States that is a parent or affiliate of the issuer of the securities being guaranteed. The Fund may invest in sponsored or unsponsored ADRs. In addition to, or in lieu of, such direct investment, the Fund may construct a synthetic foreign position by (a) purchasing a debt instrument denominated in one currency, generally U.S. dollars; and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. Because of the availability of a variety of highly liquid U.S. dollar debt instruments, a synthetic foreign position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency debt instruments. In connection with the purchase of foreign securities, the Fund may contract to purchase an amount of foreign currency sufficient to pay the purchase price of the securities at the settlement date. Foreign securities may involve a greater degree of risk (including risk related to exchange rate fluctuations, tax provisions, or expropriation of assets) than do securities of domestic issuers. At June 30, 1995, no assets of the Fund were invested in foreign securities as defined above, and the Fund does not currently intend to invest more than 5% of its net assets in such securities. (See Risks and Investment Considerations.)

LENDING OF PORTFOLIO SECURITIES.
Subject to certain restrictions, the Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES; STANDBY COMMITMENTS. The Fund's assets may include securities purchased on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the Adviser deems it advisable for investment reasons. Securities purchased in this manner involve a risk of loss if the value of the security purchased declines before the settlement date.

When-issued or delayed-delivery securities may sometimes be purchased on a "dollar roll" basis, meaning that the Fund will sell securities with a commitment to purchase similar, but not identical, securities at a future date. Generally, the securities are repurchased at a price lower than the sales price. Dollar roll transactions involve the risk of restrictions on the Fund's ability to repurchase the security if the counterparty becomes insolvent; an adverse change in the price of the security during the period of the roll or that the value the security repurchased will be less than the security sold; and transaction costs exceeding the return earned by the Fund on the sales proceeds of the dollar roll.

The Fund may also invest in securities purchased on a standby commitment basis, which is a delayed-delivery agreement in which the Fund binds itself to accept delivery of a security at the option of the other party to the agreement.

PORTFOLIO TURNOVER.
In seeking to attain its objective, the Fund may sell portfolio securities without regard to the period of time they have been held. The turnover rate of the Fund may vary from year to year. A high rate of portfolio turnover may result in increased transaction expenses and the realization of capital gains (which may be taxable) or losses. (See Financial Highlights and Distributions and Income Taxes.)
___________________________
RESTRICTIONS ON THE
 FUND'S INVESTMENTS

The Fund may not invest in a security if, as a result of such investment: (1) with respect to 75% of its assets, more than 5% of its total assets would be invested in the securities of any one issuer, except for U.S. Government Securities or repurchase agreements for such securities, or (2) 25% or more of its total assets would be invested in the securities of a group of issuers in the same industry, except that this restriction does not apply to U.S. Government Securities. Notwithstanding these limitations, the Fund may invest all of its assets in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

The Fund may not make loans, except that, consistent with its investment policies and restrictions, it may: (1) invest up to 100% of its net assets in publicly offered or privately placed debt securities, (2) lend its portfolio securities under certain circumstances, and (3) enter into repurchase agreements./1/ The Fund may not borrow money, except as a temporary measure for extraordinary or emergency purposes, and then the Fund's aggregate borrowings at any one time (including reverse repurchase agreements and dollar rolls) may not exceed 33 1/3% of its total assets (at market value). Additional securities may not be purchased when borrowings, less proceeds receivable from sales of portfolio securities, exceed 5% of total assets.

The policies set forth in the first two paragraphs under Restrictions on the Fund's Investments (but not the footnote) are fundamental policies of the Fund. The Statement of Additional Information contains all of the investment restrictions.
-------------------
/1/A repurchase agreement involves a sale of securities to the Fund with the concurrent agreement of the seller (bank or securities dealer) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate within a specified time. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses. The Fund may not invest more than 10% of its net assets in repurchase agreements maturing in more than seven days and other illiquid securities.
--------------------
___________________________
RISKS AND INVESTMENT
CONSIDERATIONS

All investments, including those in mutual funds, have risks. No investment is suitable for all investors. Although the Fund seeks to reduce risk by investing in a diversified portfolio, this does not eliminate all risk. The risks inherent in the Fund depend primarily upon the term and quality of the obligations in the Fund's portfolio, as well as on market conditions.

A decline in prevailing levels of interest rates generally increases the value of securities in the Fund's portfolio, while an increase in rates usually reduces the value of those securities. As a result, interest rate fluctuations will affect the Fund's net asset value, but not the income received by the Fund from its portfolio securities. (Because yields on debt securities available for purchase by the Fund vary over time, no specific yield on shares of the Fund can be assured.) In addition, if the bonds in the Fund's portfolio contain call, prepayment or redemption provisions, during a period of declining interest rates, these securities are likely to be redeemed, and the Fund will probably be unable to replace them with securities having as great a yield.

The Fund is appropriate for investors who seek high income with less net asset value fluctuation from interest rate changes than that of a longer-term fund, and who can accept greater levels of credit and other risks associated with securities that are rated below investment grade.

Investments in foreign securities, including ADRs, represent both risks and opportunities not typically associated with investments in domestic issuers. Risks of foreign investing include currency risk, less complete financial information on issuers, less market liquidity, more market volatility, less well-developed and regulated markets, and greater political instability. In addition, various restrictions by foreign governments on investments by non-residents may apply, including imposition of exchange controls and withholding taxes on dividends, and seizure or nationalization of investments owned by non-residents. Foreign investments also tend to involve higher transaction and custody costs.

The Fund may enter into foreign currency forward contracts and use options and futures contracts as described elsewhere in this prospectus to limit or reduce foreign currency risk.

There can be no assurance that the Fund will achieve its objective, nor can the Fund assure that payments of interest and principal on portfolio securities will be made when due. If, after purchase by the Fund, the rating of a portfolio security is lost or reduced, the Fund would not be required to sell the security, but the Adviser would consider such a change in deciding whether the Fund should retain the security in its portfolio.

The Fund's investment objective is not fundamental and may be changed by the Board of Trustees without a vote of shareholders.
If there is a change in the Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then-current financial position and needs.

MASTER FUND/FEEDER FUND OPTION.
Rather than invest in securities directly, the Fund may in the future seek to achieve its investment objective by pooling its assets with assets of other mutual funds managed by the Adviser for investment in another investment company having the same investment objective and substantially the same investment policies and restrictions as the Fund. The purpose of such arrangement is to achieve greater operational efficiencies and reduce costs. It is expected that any such investment company would be managed by the Adviser in substantially the same manner as the Fund. Shareholders of the Fund will be given at least 30 days' prior notice of any such investment, although they will not be entitled to vote on the action. Such investment would be made only if the trustees determine it to be in the best interests of the Fund and its shareholders.
___________________________
HOW TO PURCHASE SHARES

All shares must be purchased through your employer's defined contribution plan. For more information about how to purchase shares of the Fund through your employer or limitations on the amount that may be purchased, please consult your employer.
Shares are sold to eligible defined contribution plans at the Fund's net asset value (see Net Asset Value) next determined after receipt of payment by the Fund.

Each purchase order for the Fund must be accepted by an authorized officer of the Trust in Chicago and is not binding until accepted and entered on the books of the Fund. Once your purchase order has been accepted, you may not cancel or revoke it; however, you may redeem the shares. The Trust reserves the right not to accept any purchase order that it determines not to be in the best interest of the Trust or of the Fund's shareholders.

Shares purchased by reinvestment of dividends will be confirmed at least quarterly. All other purchases and redemptions will be confirmed as transactions occur.
___________________________
HOW TO REDEEM SHARES

Subject to restrictions imposed by your employer's plan, Fund shares may be redeemed any day the New York Stock Exchange is open. For more information about how to redeem your shares of the Fund through your employer's plan, including any charges that may be imposed by the plan, please consult with your employer.

EXCHANGE PRIVILEGE.
Subject to your plan's restrictions, you may redeem all or any portion of your Fund shares and use the proceeds to purchase shares of any other Stein Roe Fund available through your employer's defined contribution plan. (An exchange is commonly referred to as a "transfer.") Before exercising the Exchange Privilege, you should obtain the prospectus for the Stein Roe Fund in which you wish to invest and read it carefully. Contact your plan administrator for instructions on how to exchange your shares or to obtain prospectuses of other Stein Roe Funds available through your plan. The Fund reserves the right to suspend, limit, modify, or terminate the Exchange Privilege or its use in any manner by any person or class; shareholders would be notified of such a change.

GENERAL REDEMPTION POLICIES.
Redemption instructions may not be cancelled or revoked once they have been received and accepted by the Trust. The Trust cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions.

The price at which your redemption order will be executed is the net asset value next determined after proper redemption instructions are received. (See Net Asset Value.) Because the redemption price you receive depends upon the Fund's net asset value per share at the time of redemption, it may be more or less than the price you originally paid for the shares.
___________________________
NET ASSET VALUE

The purchase and redemption price of the Fund's shares is its net asset value per share. The net asset value of a share of the Fund is determined as of the close of trading on the New York Stock Exchange (currently 3:00 p.m., Chicago time) by dividing the difference between the values of the Fund's assets and liabilities by the number of shares outstanding. Net asset value will not be determined on days when the Exchange is closed unless, in the judgment of the Board of Trustees, the net asset value of the Fund should be determined on any such day, in which case the determination will be made at 3:00 p.m., Chicago time.

Securities for which market quotations are readily available at the time of valuation are valued on that basis. Long-term straight-debt securities for which market quotations are not readily available are valued at a fair value based on valuations provided by pricing services approved by the Board, which may employ electronic data processing techniques, including a matrix system, to determine valuations. Short-term debt securities with remaining maturities of 60 days or less are valued at their amortized cost, which does not take into account unrealized gains or losses. The Board believes that the amortized cost represents fair value for such securities. Short-term debt securities with remaining maturities of more than 60 days for which market quotations are not readily available are valued by use of a matrix prepared by the Adviser based on quotations for comparable securities. Other assets and securities held by the Fund for which these valuation methods do not produce a fair value are valued by a method that the Board believes will determine a fair value.
___________________________
DISTRIBUTIONS AND
INCOME TAXES

DISTRIBUTIONS.
Income dividends are declared each business day and are paid monthly. The Fund intends to distribute by the end of each calendar year at least 98% of any net capital gains realized from the sale of securities during the twelve-month period ended October 31 in that year. The Fund intends to distribute any undistributed net investment income and net realized capital gains in the following year.

The terms of your plan will govern how you may receive distributions from the Fund. Generally, dividend and capital gain distributions will be reinvested in additional shares of the Fund.

INCOME TAXES.
The Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gain it distributes. The Fund will distribute substantially all of its ordinary income and net capital gains on a current basis. Generally, Fund distributions are taxable as ordinary income, except that any distributions of net long-term capital gains will be taxed as such. However, distributions by the Fund to employer-sponsored defined contribution plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable through an investment in the
Fund) from such a plan. This section is not intended to be a full discussion of income tax laws and their effect on shareholders.
___________________________
INVESTMENT RETURN

The total return from an investment in the Fund is measured by the distributions received (assuming reinvestment) plus or minus the change in the net asset value per share for a given period. A total return percentage may be calculated by dividing the value of a share at the end of the period (including reinvestment of distributions) by the value of the share at the beginning of the period and subtracting one. For a given period, an average annual total return may be calculated by finding the average annual compounded rate that would equate a hypothetical $1,000 investment to the ending redeemable value.

The yield of the Fund is calculated by dividing its net investment income per share (a hypothetical figure as defined in the SEC rules) during a 30-day period by the net asset value per share on the last day of the period. The yield formula provides for semiannual compounding, which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period.


Comparison of the Fund's yield or total return with those of alternative investments should consider differences between the Fund and the alternative investments, the periods and methods used in calculation of the return being compared, and the impact of taxes on alternative investments. The Fund's total return does not reflect any charges or expenses related to your employer's plan. Yield figures are not based on actual dividends paid. Past performance is not necessarily indicative of future results. To obtain current yield or total return information, you may call 800-338-2550.

___________________________
MANAGEMENT OF THE FUND

TRUSTEES AND INVESTMENT ADVISER.
The Board of Trustees of the Trust and has overall management responsibility for the Trust and the Fund. See Management in the Statement of Additional Information for the names of and other information about the trustees and officers. The Adviser, Stein Roe & Farnham Incorporated, One South Wacker Drive, Chicago, Illinois 60606, is responsible for managing the investment portfolio and the business affairs of the Fund and the Trust, subject to the direction of the Board. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940.

The Adviser was organized in 1986 to succeed to the business of Stein Roe & Farnham, a partnership that had advised and managed mutual funds since 1949. The Adviser is a wholly owned indirect subsidiary of Liberty Mutual Insurance Company ("Liberty Mutual").

PORTFOLIO MANAGER.
Michael T. Kennedy has been portfolio manager of the Fund since 1988. He is a vice-president of the Trust, a senior vice president of the Adviser, and has been associated with the Adviser since 1987. From 1984 to 1987, he was employed by Homewood Federal Savings and Loan. A chartered financial analyst and a chartered investment counselor, he received his B.S. degree from Marquette University in 1984 and his M.M. from Northwestern University in 1988. Mr. Kennedy is secretary of the Adviser's Fixed Income Policy Committee and managed $414 million in mutual fund assets for the Adviser as of June 30, 1995. Steven P. Luetger is associate portfolio manager for the Fund. Mr. Luetger joined the Adviser in 1978 and is a senior vice president. He received his B.A. from Knox College in 1975 and M.B.A. from the University of Chicago in 1980.

FEES AND EXPENSES.
In return for its investment advisory and administrative services, the Adviser receives a monthly fee from the Fund based on its average net assets, computed and accrued daily. The annualized fee is .50 of 1% of average net assets. For the fiscal year ended June 30, 1995, the fee amounted to .49% of average net assets, after the expense limitation described under Fee Table.

Under a separate agreement with the Trust, the Adviser provides certain accounting and bookkeeping services to the Fund, including computation of the Fund's net asset value and calculation of its net income and capital gains and losses on disposition of Fund assets.

PORTFOLIO TRANSACTIONS.
The Adviser places the orders for the purchase and sale of portfolio securities and options and futures contracts for the Fund. In doing so, the Adviser seeks to obtain the best combination of price and execution, which involves a number of judgmental factors.

TRANSFER AGENT.
SteinRoe Services Inc. ("SSI"), One South Wacker Drive, Chicago,
Illinois 60606, a wholly owned indirect subsidiary of Liberty
Mutual, is the agent of the Trust for the transfer of shares, disbursement of dividends, and maintenance of shareholder accounting records.

DISTRIBUTOR.
The shares of the Fund are offered for sale through Liberty Securities Corporation ("Distributor") without any sales commissions or charges to the Fund or to its shareholders. The Distributor is a wholly owned indirect subsidiary of Liberty Mutual. The business address of the Distributor is 600 Atlantic Avenue, Boston, Massachusetts 02210; however, all Fund correspondence (including purchase and redemption orders) should be mailed to the Trust at P.O. Box 804058, Chicago, Illinois 60680. All distribution and promotional expenses are paid by the Adviser, including payments to the Distributor for sales of Fund shares.

CUSTODIAN.
State Street Bank and Trust Company (the "Bank"), 225 Franklin Street, Boston, Massachusetts 02101, is the custodian for the Fund. Foreign securities are maintained in the custody of foreign banks and trust companies that are members of the Bank's Global Custody Network or foreign depositories used by such members.
(See Custodian in the Statement of Additional Information.)
___________________________
ORGANIZATION AND
DESCRIPTION OF SHARES

The Trust is a Massachusetts business trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated January 3, 1986, which provides that each shareholder shall be deemed to have agreed to be bound by the terms thereof. The Declaration of Trust may be amended by a vote of either the Trust's shareholders or its trustees. The Trust may issue an unlimited number of shares, in one or more series as the Board may authorize. Currently, six series are authorized and outstanding.

Under Massachusetts law, shareholders of a Massachusetts business trust such as the Trust could, in some circumstances, be held personally liable for unsatisfied obligations of the trust. The Declaration of Trust provides that persons extending credit to, contracting with, or having any claim against, the Trust or any particular series shall look only to the assets of the Trust or of the respective series for payment under such credit, contract or claim, and that the shareholders, trustees and officers of the Trust shall have no personal liability therefor. The Declaration of Trust requires that notice of such disclaimer of liability be given in each contract, instrument or undertaking executed or made on behalf of the Trust. The Declaration of Trust provides for indemnification of any shareholder against any loss and expense arising from personal liability solely by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the Trust was unable to meet its obligations.

The risk of a particular series incurring financial loss on
account of unsatisfied liability of another series of the Trust is also believed to be remote, because it would be limited to claims to which the disclaimer did not apply and to circumstances in which the other series was unable to meet its obligations.
___________________________
FOR MORE INFORMATION


Contact a Stein Roe Retirement Plan Representative at 800-322-
1130 for more information about this Fund.

                        _________________

                             [STEINROE MUTUAL FUNDS LOGO]
PROSPECTUS
DEFINED CONTRIBUTION PLANS

STEIN ROE INCOME FUND
The Fund seeks high current income by investing principally in medium-quality debt securities and, to a lesser extent, in lower-quality securities which may involve greater risk. (See How the Fund Invests.)

This prospectus relates only to shares of the Fund purchased through eligible employer-sponsored defined contribution plans
("defined contribution plans").

The Fund is a "no-load" fund. There are no sales or redemption charges, and the Fund has no 12b-1 plan. The Fund is a series of the STEIN ROE INCOME TRUST, an open-end management investment company. This prospectus contains information you should know before investing in the Fund. Please read it carefully and retain it for future reference.


A Statement of Additional Information dated November 1, 1995, containing more detailed information, has been filed with the Securities and Exchange Commission and (together with any supplements thereto) is incorporated herein by reference. The Statement of Additional Information and the most recent financial statements may be obtained without charge by writing to the Secretary at P.O. Box 804058, Chicago, IL 60680 or by calling 800-322-1130. The Statement of Additional Information contains information relating to other series of the Stein Roe Income Trust that may not be available as investment vehicles for your defined contribution plan.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      THE DATE OF THIS PROSPECTUS IS NOVEMBER 1, 1995

TABLE OF CONTENTS

                                       Page
Fee Table ...............................2
Financial Highlights.....................2
The Fund.................................3
How the Fund Invests.....................4
Portfolio Investments and Strategies.....5
Restrictions on the Fund's Investments ..7
Risks and Investment Considerations .....7
How to Purchase Shares ..................8
How to Redeem Shares ....................9
Net Asset Value .........................9
Distributions and Income Taxes..........10
Investment Return.......................10
Management of the Fund..................10
Organization and Description of Shares..12
For More Information....................12


___________________________
FEE TABLE


SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases                    None
Sales Load Imposed on Reinvested Dividends         None
Deferred Sales Load                                None
Redemption Fees                                    None
Exchange Fees                                      None

ANNUAL FUND OPERATING EXPENSES (after expense
 reimbursement; as a percentage of average net
 assets)
Management Fees (after expense reimbursement)     0.60%
12b-1 Fees                                        None
Other Expenses                                    0.22%
                                                  -----
Total Fund Operating Expenses (after expense
 reimbursement)                                   0.82%
                                                  -----
                                                  -----


EXAMPLE.
You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period:

             1 year    3 years    5 years    10 years
             -------   --------   -------    --------
              $8        $26         $46         $101


The purpose of the Fee Table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Fund. The table is based on actual expenses incurred in the last fiscal year. The Adviser has undertaken to reimburse the Fund for expenses in excess of 0.82% of average net assets through October 31, 1998. Any such reimbursement will temporarily lower the Fund's overall expense ratio and increase its overall return to investors. Absent such undertaking, the estimated Management Fees and Total Fund Operating Expenses would have been 0.63% and 0.85%, respectively. (Also see Management of the Fund--Fees and Expenses.)

For purposes of the Example above, the figures assume that the percentage amounts listed for the Fund under Annual Fund Operating Expenses remain the same during each of the periods, that all income dividends and capital gain distributions are reinvested in additional Fund shares, and that, for purposes of management fee breakpoints, the Fund's net assets remain at the same level as in the most recently completed fiscal year. The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. Although information such as that shown in the Fee Table and Example is useful in reviewing the Fund's expenses and in providing a basis for comparison with other mutual funds, it should not be used for comparison with other investments using different assumptions or time periods. The example does not reflect any charges or expenses related to your employer's plan.

__________________________
FINANCIAL HIGHLIGHTS


The table below reflects the results of operations of the Fund on a per-share basis and has been audited by Ernst & Young LLP, independent auditors. The table should be read in conjunction with the Fund's financial statements and notes thereto. The Fund's annual report, which may be obtained from the Trust without charge upon request, contains additional performance information.


                          Period
                          Ended
                          June 30,                                 Years Ended June 30,
                          1986(a)    1987    1988     1989      1990     1991      1992      1993      1994      1995
                          ------   ------   ------    ------   ------   ------    ------    ------    ------    ------

NET ASSET VALUE,
 BEGINNING OF PERIOD      $10.00   $ 9.94   $ 9.71    $ 9.60   $ 9.65   $ 8.95    $ 8.95    $ 9.51    $10.10    $ 9.36
                          ------   ------   ------    ------   ------   ------    ------    ------    ------    ------
Income from Investment
 Operations
Net investment income        .30      .98      .95       .95      .92      .80       .76       .75       .69       .71
Net realized and
 unrealized gains (losses)
 on investments             (.06)    (.23)    (.11)      .05     (.70)      --       .56       .59      (.74)      .43
                          ------   ------   ------    ------   ------   ------    ------    ------    ------    ------
Total from investment
 operations                  .24      .75      .84      1.00      .22      .80      1.32      1.34      (.05)     1.14
Distributions from net
 investment income          (.30)    (.98)    (.95)     (.95)    (.92)    (.80)     (.76)     (.75)     (.69)     (.71)
                          ------   ------   ------    ------   ------   ------    ------    ------    ------    ------
NET ASSET VALUE,
 END OF PERIOD            $ 9.94   $ 9.71   $ 9.60    $ 9.65   $ 8.95   $ 8.95    $ 9.51    $10.10    $ 9.36    $ 9.79
                          ------   ------   ------    ------   ------   ------    ------    ------    ------    ------
                          ------   ------   ------    ------   ------   ------    ------    ------    ------    ------
Ratio of expenses to
 average net assets (b)   *1.00%    0.96%    0.91%     0.90%    0.93%    0.95%     0.90%     0.82%     0.82%     0.82%
Ratio of net investment
income to average net
assets (c)               *10.07%    9.90%   10.08%     9.97%   10.02%    8.98%     8.20%     7.62%     6.94%     7.55%
Portfolio turnover rate    **84%     153%     158%       94%      90%      77%       76%       39%       53%       64%
Total return             **2.42%    7.70%    9.38%    11.06%    2.48%    9.30%    15.30%    14.64%    (0.69%)   12.79%
Net assets, end of
 period (000 omitted)    $32,034  $91,916  $96,611  $110,376  $89,023  $93,952  $112,706  $151,594  $158,886  $174,327

*Annualized.
**Not annualized.
(a)The Fund commenced operations on March 5, 1986.
(b)If the Fund had paid all of its expenses and there had been no reimbursement of expenses by the Adviser, this ratio would have been 2.01% for the period ended June 30, 1986 and 0.83% and 0.85% for the years ended June 30, 1994 and 1995, respectively.
(c)Computed giving effect to the Adviser's expense limitation undertaking.

___________________________
THE FUND

The mutual fund offered by this prospectus is STEIN ROE INCOME FUND (the "Fund"). The Fund is a no-load, diversified "mutual fund." No-load funds do not impose commissions or charges when shares are purchased or redeemed. Mutual funds sell their own shares to investors and invest the proceeds in a portfolio of securities. A mutual fund allows you to pool your money with that of other investors in order to obtain professional investment management. Mutual funds generally make it possible for you to obtain greater diversification of your investments and simplify your recordkeeping.

The Fund is a series of the Stein Roe Income Trust (the "Trust"), an open-end management investment company, which is authorized to issue shares of beneficial interest in separate series. Each series represents interests in a separate portfolio of securities and other assets, with its own investment objectives and policies.


Stein Roe & Farnham Incorporated (the "Adviser") is investment adviser to the Fund. The Adviser also manages several other no-load mutual funds with different investment objectives, including other bond funds, equity funds, international funds, tax-exempt bond funds, and money market funds. To obtain prospectuses and other information on opening a regular account in any of these mutual funds, please call 800-338-2550.

___________________________
HOW THE FUND INVESTS

The investment objective of the Fund is to provide a high level of current income. Consistent with this investment objective, capital preservation and capital appreciation are regarded as secondary objectives. The Fund attempts to achieve its objective by investing principally in medium-quality debt securities, which are obligations of issuers that the Adviser believes possess adequate, but not outstanding, capacities to service their debt securities, such as securities rated A or Baa by Moody's or A or BBB by S&P. The Adviser generally attributes to medium-quality securities the same characteristics as do rating services.
Further information on portfolio investments and strategies may be found under Portfolio Investments and Strategies in this prospectus and in the Statement of Additional Information.

Although the Fund will invest at least 60% of its assets in medium- or higher-quality securities, it may also invest to a lesser extent in securities of lower quality (in the case of rated securities, having a rating by Moody's or S&P of not less than C). Although the Fund can invest up to 40% of its assets in lower-quality securities, it does not intend to invest more than 35% in lower-quality securities. Lower-quality debt securities are obligations of issuers that are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal, and are commonly referred to as "junk bonds." The Fund may invest in lower-quality debt securities; for example, if the Adviser believes the financial condition of the issuers or the protection offered to the particular obligations is stronger than is indicated by low ratings or otherwise. The Fund may invest in higher-quality securities; for example, under extraordinary economic or financial market conditions, or when the spreads between the yields on medium- and high-quality securities are relatively narrow.

Some issuers of debt securities choose not to have their securities rated by a rating service, and the Fund may invest in unrated securities that the Adviser believes are suitable for investment.

Investment in medium- or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt this market and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments (see Risks and Investment Considerations) and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.

Achievement of the Fund's investment objective will be more dependent on the Adviser's credit analysis than would be the case if the Fund were investing in higher-quality debt securities. Since the ratings of rating services (which evaluate the safety of principal and interest payments, not market risks) are used only as preliminary indicators of investment quality, the Adviser employs its own credit research and analysis, from which it has developed a credit rating system based upon comparative credit analyses of issuers within the same industry. These analyses may take into consideration such quantitative factors as an issuer's present and potential liquidity, profitability, internal capability to generate funds, debt/equity ratio and debt servicing capabilities, and such qualitative factors as an assessment of management, industry characteristics, accounting methodology, and foreign business exposure.

Medium- and lower-quality debt securities tend to be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and the Fund may have greater difficulty selling its portfolio securities. (See Net Asset Value.) The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

Under normal market conditions, the Fund will invest at least 65% of the value of its total assets (taken at market value) in convertible and non-convertible bonds and debentures. Such securities may be accompanied by the right to acquire equity securities evidenced by warrants attached to the security or acquired as part of a unit with the security. Equity securities acquired by conversion or exercise of such a right may be retained by the Fund for a sufficient time to permit orderly disposition thereof or to establish long-term holding periods for federal income tax purposes.

The Fund may invest up to 35% of its total assets in other debt securities, marketable preferred and common stocks, and foreign and municipal securities that the Adviser considers likely to yield relatively high income in relation to costs, and rights to acquire such securities. (Municipal securities are securities issued by or on behalf of state and local governments, the interest on which is generally exempt from federal income tax.) Any assets not otherwise invested may be invested in money market instruments.

For the fiscal year ended June 30, 1995, the Fund's portfolio was invested, on average, as follows: high-quality short-term instruments, 3.9%; U.S. Government Securities, 12.6%; AAA, 3.5%; AA, 2.6%; A, 11.0%; BBB, 37.5%; BB, 25.3%; B, 1.5%; and unrated,
2.1%. The ratings are based on a dollar-weighted average, computed monthly, and reflect the higher of S&P or Moody's ratings. The ratings do not necessarily reflect the current or future composition of the Income Fund.
___________________________
PORTFOLIO INVESTMENTS
AND STRATEGIES

DERIVATIVES.
Consistent with its objective, the Fund may invest in a broad array of financial instruments and securities, including conventional exchange-traded and non-exchange traded options, futures contracts, futures options, securities collateralized by underlying pools of mortgages or other receivables, and other instruments, the value of which is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate, or a currency ("Derivatives"). The Fund does not expect to invest more than 5% of its net assets in any type of Derivative except for options, futures contracts, or futures options.

Derivatives are most often used to manage investment risk or to create an investment position indirectly because it is more efficient or less costly than direct investment. They also may be used in an effort to enhance portfolio returns.

The successful use of Derivatives depends on the Adviser's ability to correctly predict changes in the levels and directions of movements in security prices, interest rates and other market factors affecting the Derivative itself or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to a Derivative may not be well established. Finally, privately negotiated and over-the-counter Derivatives may not be as well regulated and may be less marketable than exchange-traded Derivatives. For additional information on Derivatives, please refer to the Statement of Additional Information.


FUTURES AND OPTIONS. The Fund may purchase and write both call options and put options on securities, indexes and foreign currencies, and enter into interest rate, index and foreign currency futures contracts. The fund may also write options on such futures contracts and purchase other types of forward or investment contracts linked to individual securities, indexes or other benchmarks in order to, consistent with its investment objective, provide additional revenue, or to hedge against changes in security prices, interest rates, or currency fluctuations. The Fund may write a call or put option only if the option is covered. As the writer of a covered call option, the Fund foregoes, during the option's life, the opportunity to profit from increases in market value of the security covering the call option above the sum of the premium and the exercise price of the call. There can be no assurance that a liquid market will exist when the Fund seeks to close out a position. Because of low margin deposits required, the use of futures contracts involves a high degree of leverage, and may result in losses in excess of the amount of the margin deposit.


FOREIGN SECURITIES.
Although the Fund may invest in foreign securities, it will not invest in a foreign security if, as a result of such investment, more than 25% of its total assets would be invested in foreign securities. For purposes of this restriction, foreign securities do not include securities represented by American Depositary Receipts ("ADRs"), foreign debt securities denominated in U.S. dollars, or securities guaranteed by a U.S. person such as a corporation domiciled in the United States that is a parent or affiliate of the issuer of the securities being guaranteed. The Fund may invest in sponsored or unsponsored ADRs. In addition to, or in lieu of, such direct investment, the Fund may construct a synthetic foreign position by (a) purchasing a debt instrument denominated in one currency, generally U.S. dollars; and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. Because of the availability of a variety of highly liquid U.S. dollar debt instruments, a synthetic foreign position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency debt instruments. In connection with the purchase of foreign securities, the Fund may contract to purchase an amount of foreign currency sufficient to pay the purchase price of the securities at the settlement date. Foreign securities may involve a greater degree of risk (including risk related to exchange rate fluctuations, tax provisions, or expropriation of assets) than do securities of domestic issuers. At June 30, 1995, no assets of the Fund were invested in foreign securities as defined above, and the Fund does not currently intend to invest more than 5% of its net assets in such securities. (See Risks and Investment Considerations.)

LENDING OF PORTFOLIO SECURITIES.
Subject to certain restrictions, the Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES; STANDBY COMMITMENTS. The Fund's assets may include securities purchased on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the Adviser deems it advisable for investment reasons. Securities purchased in this manner involve a risk of loss if the value of the security purchased declines before settlement date.

When-issued or delayed-delivery securities may sometimes be purchased on a "dollar roll" basis, meaning that the Fund will sell securities with a commitment to purchase similar, but not identical, securities at a future date. Generally, the securities are repurchased at a price lower than the sales price. Dollar roll transactions involve the risk of restrictions on the Fund's ability to repurchase the security if the counterparty becomes insolvent; an adverse change in the price of the security during the period of the roll or that the value the security repurchased will be less than the security sold; and transaction costs exceeding the return earned by the Fund on the sales proceeds of the dollar roll.

The Fund may also invest in securities purchased on a standby commitment basis, which is a delayed-delivery agreement in which the Fund binds itself to accept delivery of a security at the option of the other party to the agreement.

PORTFOLIO TURNOVER.
In seeking to attain its objective, the Fund may sell portfolio securities without regard to the period of time they have been held. Further, the Adviser may purchase and sell securities for the portfolio of the Fund with a view to maximizing current return, even if portfolio changes would cause the realization of capital gains. Although the average stated maturity of the Fund's portfolio generally will exceed ten years, the Adviser may adjust the average maturity of the Fund's portfolio from time to time, depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates. As a result, the turnover rate of the Fund may vary from year to year. A high rate of portfolio turnover may result in increased transaction expenses and the realization of capital gains (which may be taxable) or losses. (See Financial Highlights and Distributions and Income Taxes.)
___________________________
RESTRICTIONS ON THE
FUND'S INVESTMENTS

The Fund may not invest in a security if, as a result of such investment: (1) with respect to 75% of its assets, more than 5% of its total assets would be invested in the securities of any one issuer, except for U.S. Government Securities or repurchase agreements for such securities; or (2) 25% or more of its total assets would be invested in the securities of a group of issuers in the same industry, except that this restriction does not apply to U.S. Government Securities. Notwithstanding these limitations, the Fund may invest all or substantially all of its assets in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

The Fund may not make loans, except that, consistent with its investment policies and restrictions, it may: (1) invest up to 100% of its net assets in publicly offered or privately placed debt securities, (2) lend its portfolio securities under certain circumstances, and (3) enter into repurchase agreements./1/ The Fund may not borrow money, except as a temporary measure for extraordinary or emergency purposes, and then the Fund's aggregate borrowings at any one time (including reverse repurchase agreements and dollar rolls) may not exceed 33 1/3% of its total assets (at market value). Additional securities may not be purchased when borrowings, less proceeds receivable from sales of portfolio securities, exceed 5% of total assets.
-----------------
/1/ A repurchase agreement involves a sale of securities to the Fund with the concurrent agreement of the seller (bank or securities dealer) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate within a specified time. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses. The Fund may not invest more than 10% of its net assets in repurchase agreements maturing in more than seven days and other illiquid securities.
-----------------

The policies set forth in the first two paragraphs under
Restrictions on the Fund's Investments (but not the footnote) are fundamental policies of the Fund.  The Statement of Additional
Information contains all of the investment restrictions.
___________________________
RISKS AND INVESTMENT
CONSIDERATIONS

All investments, including those in mutual funds, have risks. No investment is suitable for all investors. Although the Fund seeks to reduce risk by investing in a diversified portfolio, this does not eliminate all risk. The risks inherent in the Fund depend primarily upon the term and quality of the obligations in the Fund's portfolio, as well as on market conditions.

A decline in prevailing levels of interest rates generally increases the value of securities in the Fund's portfolio, while an increase in rates usually reduces the value of those securities. As a result, interest rate fluctuations will affect the Fund's net asset value, but not the income received by the Fund from its portfolio securities. (Because yields on debt securities available for purchase by the Fund vary over time, no specific yield on shares of the Fund can be assured.) In addition, if the bonds in the Fund's portfolio contain call, prepayment or redemption provisions, during a period of declining interest rates, these securities are likely to be redeemed, and the Fund will probably be unable to replace them with securities having as great a yield.

The Fund is designed for investors who seek a higher level of income and who can accept greater levels of credit and other risks associated with securities of medium or lower quality.

Investments in foreign securities, including ADRs, represent both risks and opportunities not typically associated with investments in domestic issuers. Risks of foreign investing include currency risk, less complete financial information on issuers, less market liquidity, more market volatility, less well-developed and regulated markets, and greater political instability. In addition, various restrictions by foreign governments on investments by non-residents may apply, including imposition of exchange controls and withholding taxes on dividends, and seizure or nationalization of investments owned by non-residents. Foreign investments also tend to involve higher transaction and custody costs.

The Fund may enter into foreign currency forward contracts and use options and futures contracts as described elsewhere in this prospectus to limit or reduce foreign currency risk.

There can be no assurance that the Fund will achieve its objective, nor can the Fund assure that payments of interest and principal on portfolio securities will be made when due. If, after purchase by the Fund, the rating of a portfolio security is lost or reduced, the Fund would not be required to sell the security, but the Adviser would consider such a change in deciding whether the Fund should retain the security in its portfolio.

The Fund's investment objective is not fundamental and may be changed by the Board of Trustees without a vote of shareholders.
If there is a change in the Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then-current financial position and needs.

MASTER FUND/FEEDER FUND OPTION.
Rather than invest in securities directly, the Fund may in the future seek to achieve its investment objective by pooling its assets with assets of other mutual funds managed by the Adviser for investment in another investment company having the same investment objective and substantially the same investment policies and restrictions as the Fund. The purpose of such an arrangement is to achieve greater operational efficiencies and reduce costs. It is expected that any such investment company would be managed by the Adviser in substantially the same manner as the Fund. Shareholders of the Fund will be given at least 30 days' prior notice of any such investment, although they will not be entitled to vote on the action. Such investment would be made only if the trustees determine it to be in the best interests of the Fund and its shareholders.
___________________________
HOW TO PURCHASE SHARES

All shares must be purchased through your employer's defined contribution plan. For more information about how to purchase shares of the Fund through your employer or limitations on the amount that may be purchased, please consult your employer.
Shares are sold to eligible defined contribution plans at the Fund's net asset value (see Net Asset Value) next determined after receipt of payment by the Fund.

Each purchase order for the Fund must be accepted by an authorized officer of the Trust in Chicago and is not binding until accepted and entered on the books of the Fund. Once your purchase order has been accepted, you may not cancel or revoke it; however, you may redeem the shares. The Trust reserves the right not to accept any purchase order that it determines not to be in the best interest of the Trust or of the Fund's shareholders.

Shares purchased by reinvestment of dividends will be confirmed at least quarterly. All other purchases and redemptions will be confirmed as transactions occur.
___________________________
HOW TO REDEEM SHARES

Subject to restrictions imposed by your employer's plan, Fund shares may be redeemed any day the New York Stock Exchange is open. For more information about how to redeem your shares of the Fund through your employer's plan, including any charges that may be imposed by the plan, please consult with your employer.

EXCHANGE PRIVILEGE.
Subject to your plan's restrictions, you may redeem all or any portion of your Fund shares and use the proceeds to purchase shares of any other Stein Roe Fund available through your employer's defined contribution plan. (An exchange is commonly referred to as a "transfer.") Before exercising the Exchange Privilege, you should obtain the prospectus for the Stein Roe Fund in which you wish to invest and read it carefully. Contact your plan administrator for instructions on how to exchange your shares or to obtain prospectuses of other Stein Roe Funds available through your plan. The Fund reserves the right to suspend, limit, modify, or terminate the Exchange Privilege or its use in any manner by any person or class; shareholders would be notified of such a change.

GENERAL REDEMPTION POLICIES.
Redemption instructions may not be cancelled or revoked once they have been received and accepted by the Trust. The Trust cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions.

The price at which your redemption order will be executed is the net asset value next determined after proper redemption instructions are received. (See Net Asset Value.) Because the redemption price you receive depends upon the Fund's net asset value per share at the time of redemption, it may be more or less than the price you originally paid for the shares.
___________________________
NET ASSET VALUE

The purchase and redemption price of the Fund's shares is its net asset value per share. The net asset value of a share of the Fund is determined as of the close of trading on the New York Stock Exchange (currently 3:00 p.m., Chicago time) by dividing the difference between the values of the Fund's assets and liabilities by the number of shares outstanding. Net asset value will not be determined on days when the Exchange is closed unless, in the judgment of the Board of Trustees, the net asset value of the Fund should be determined on any such day, in which case the determination will be made at 3:00 p.m., Chicago time.

Securities for which market quotations are readily available at the time of valuation are valued on that basis. Long-term straight-debt securities for which market quotations are not readily available are valued at a fair value based on valuations provided by pricing services approved by the Board, which may employ electronic data processing techniques, including a matrix system, to determine valuations. Short-term debt securities with remaining maturities of 60 days or less are valued at their amortized cost, which does not take into account unrealized gains or losses. The Board believes that the amortized cost represents a fair value for such securities. Short-term debt securities with remaining maturities of more than 60 days for which market quotations are not readily available are valued by use of a matrix prepared by the Adviser based on quotations for comparable securities. Other assets and securities held by the Fund for which these valuation methods do not produce a fair value are valued by a method that the Board believes will determine a fair value.
___________________________
DISTRIBUTIONS AND
INCOME TAXES

DISTRIBUTIONS.
Income dividends are declared each business day and are paid monthly. The Fund intends to distribute by the end of each calendar year at least 98% of any net capital gains realized from the sale of securities during the twelve-month period ended October 31 in that year. The Fund intends to distribute any undistributed net investment income and net realized capital gains in the following year.

The terms of your plan will govern how you may receive distributions from the Fund. Generally, dividend and capital gain distributions will be reinvested in additional shares of the Fund.

INCOME TAXES.
The Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gain it distributes. The Fund will distribute substantially all of its ordinary income and net capital gains on a current basis. Generally, Fund distributions are taxable as ordinary income, except that any distributions of net long-term capital gains will be taxed as such. However, distributions by the Fund to employer-sponsored defined contribution plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable through an investment in the
Fund) from such a plan. This section is not intended to be a full discussion of income tax laws and their effect on shareholders.
___________________________
INVESTMENT RETURN

The total return from an investment in the Fund is measured by the distributions received (assuming reinvestment) plus or minus the change in the net asset value per share for a given period. A total return percentage may be calculated by dividing the value of a share at the end of the period (including reinvestment of distributions) by the value of the share at the beginning of the period and subtracting one. For a given period, an average annual total return may be calculated by finding the average annual compounded rate that would equate a hypothetical $1,000 investment to the ending redeemable value.

The yield of the Fund is calculated by dividing its net investment income per share (a hypothetical figure as defined in the SEC rules) during a 30-day period by the net asset value per share on the last day of the period. The yield formula provides for semiannual compounding, which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period.


Comparison of the Fund's yield or total return with those of alternative investments should consider differences between the Fund and the alternative investments, the periods and methods used in calculation of the return being compared, and the impact of taxes on alternative investments. The Fund's total return does not reflect any charges or expenses related to your employer's plan. Yield figures are not based on actual dividends paid. Past performance is not necessarily indicative of future results. To obtain current yield or total return information, you may call 800-338-2550.

___________________________
MANAGEMENT OF THE FUND


TRUSTEES AND INVESTMENT ADVISER.
The Board of Trustees of the Trust has overall management responsibility for the Trust and the Fund. See Management in the Statement of Additional Information for the names of and other information about the trustees and officers.


The Adviser, Stein Roe & Farnham Incorporated, One South Wacker Drive, Chicago, Illinois 60606, is responsible for managing the investment portfolio and the business affairs of the Fund and the Trust, subject to the direction of the Board. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940. The Adviser was organized in 1986 to succeed to the business of Stein Roe & Farnham, a partnership that had advised and managed mutual funds since 1949. The Adviser is a wholly owned indirect subsidiary of Liberty Mutual Insurance Company ("Liberty Mutual").


PORTFOLIO MANAGER.
Ann H. Benjamin, a vice-president of the Trust, became portfolio manager of the Fund in January 1990. She is a senior vice president of the Adviser and has been associated with it since 1989. A chartered financial analyst, she received her B.B.A. from Chatham College in 1980 and her M.A. from Carnegie Mellon University in 1985. Ms. Benjamin managed $212 million in mutual fund assets for the Adviser as of June 30, 1995, serves as High-Yield Credit Research Manager for the Adviser, and is a member of the Adviser's Fixed-Income Credit Review Committee. Ms. Benjamin is assisted in managing the portfolio by Stephen F. Lockman. Mr. Lockman is a vice president of the Adviser and has been employed by the Adviser since January 1994. A chartered financial analyst, Mr. Lockman received a B.S. degree from the University of Illinois in 1983 and an M.B.A. from DePaul University in 1986.


FEES AND EXPENSES.
In return for its investment advisory and administrative services, the Adviser receives a monthly fee from the Fund based on its average net assets, computed and accrued daily. The annualized fee for the Fund is .65 of 1% of the first $100 million and .60 of 1% thereafter. For the fiscal year ended June 30, 1995, the fee amounted to 0.60% of average net assets, after the expense limitation described under Fee Table.

Under a separate agreement with the Trust, the Adviser provides certain accounting and bookkeeping services to the Fund, including computation of the Fund's net asset value and calculation of its net income and capital gains and losses on disposition of Fund assets.

PORTFOLIO TRANSACTIONS.
The Adviser places the orders for the purchase and sale of portfolio securities and options and futures contracts for the Fund. In doing so, the Adviser seeks to obtain the best combination of price and execution, which involves a number of judgmental factors.

TRANSFER AGENT.
SteinRoe Services Inc. ("SSI"), One South Wacker Drive, Chicago,
Illinois 60606, a wholly owned indirect subsidiary of Liberty
Mutual, is the agent of the Trust for the transfer of shares, disbursement of dividends, and maintenance of shareholder accounting records.

DISTRIBUTOR.
The shares of the Fund are offered for sale through Liberty Securities Corporation ("Distributor") without any sales commissions or charges to the Fund or to its shareholders. The Distributor is a wholly owned indirect subsidiary of Liberty Mutual. The business address of the Distributor is 600 Atlantic Avenue, Boston, Massachusetts 02210; however, all Fund correspondence (including purchase and redemption orders) should be mailed to the Trust at P.O. Box 804058, Chicago, Illinois 60680. All distribution and promotional expenses are paid by the Adviser, including payments to the Distributor for sales of Fund shares.

CUSTODIAN.
State Street Bank and Trust Company (the "Bank"), 225 Franklin Street, Boston, Massachusetts 02101, is the custodian for the Fund. Foreign securities are maintained in the custody of foreign banks and trust companies that are members of the Bank's Global Custody Network or foreign depositories used by such members.
(See Custodian in the Statement of Additional Information.)
___________________________
ORGANIZATION AND
DESCRIPTION OF SHARES

The Trust is a Massachusetts business trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated January 3, 1986, which provides that each shareholder shall be deemed to have agreed to be bound by the terms thereof. The Declaration of Trust may be amended by a vote of either the Trust's shareholders or its trustees. The Trust may issue an unlimited number of shares, in one or more series as the Board may authorize. Currently, six series are authorized and outstanding.

Under Massachusetts law, shareholders of a Massachusetts business trust such as the Trust could, in some circumstances, be held personally liable for unsatisfied obligations of the trust. The Declaration of Trust provides that persons extending credit to, contracting with, or having any claim against, the Trust or any particular Fund shall look only to the assets of the Trust or of the respective Fund for payment under such credit, contract or claim, and that the shareholders, trustees and officers of the Trust shall have no personal liability therefor. The Declaration of Trust requires that notice of such disclaimer of liability be given in each contract, instrument or undertaking executed or made on behalf of the Trust. The Declaration of Trust provides for indemnification of any shareholder against any loss and expense arising from personal liability solely by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the Trust was unable to meet its obligations.

The risk of a particular Fund incurring financial loss on account of unsatisfied liability of another Fund of the Trust is also believed to be remote, because it would be limited to claims to which the disclaimer did not apply and to circumstances in which the other Fund was unable to meet its obligations.
___________________________
FOR MORE INFORMATION


Contact a Stein Roe Retirement Plan Representative at 800-322-
1130 for more information about this Fund.

                      _________________

   Statement of Additional Information Dated November 1, 1995

                    STEIN ROE INCOME TRUST


                     MONEY MARKET FUNDS
                  STEIN ROE CASH RESERVES FUND
                STEIN ROE GOVERNMENT RESERVES FUND
          P.O. Box 804058, Chicago, Illinois 60680
                        800-338-2550


     The Funds listed above are series of the Stein Roe Income
Trust (the "Trust"). Each series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets, with its own objectives and policies.


     This Statement of Additional Information is not a prospectus but provides additional information that should be read in conjunction with the Funds' Prospectus dated November 1, 1995 and any supplements thereto. The Prospectus may be obtained at no charge by telephoning 800-338-2550.


                       TABLE OF CONTENTS
                                                         Page
General Information and History...........................2
Investment Policies.......................................3
     Cash Reserves........................................3
     Government Reserves..................................5
Portfolio Investments and Strategies......................7
Investment Restrictions...................................8
Additional Investment Considerations.....................11
Purchases and Redemptions................................11
Management...............................................13
Financial Statements.....................................15
Principal Shareholders...................................16
Investment Advisory Services.............................16
Distributor..............................................19
Transfer Agent...........................................19
Custodian................................................19
Independent Auditors.....................................20
Portfolio Transactions...................................20
Additional Income Tax Considerations.....................22
Additional Information on the Determination
  of Net Asset Value.....................................22
Investment Performance...................................23
Appendix--Ratings........................................29

                GENERAL INFORMATION AND HISTORY

     Stein Roe & Farnham Incorporated (the "Adviser") is investment adviser and provides administrative and accounting and recordkeeping services to the Funds.


     As used herein, "Cash Reserves" and "Government Reserves" refer to the series of Stein Roe Income Trust designated Stein Roe Cash Reserves Fund and Stein Roe Government Reserves Fund, respectively. Currently, six series are authorized and outstanding. The name of the Trust was changed on November 1, 1995 from SteinRoe Income Trust to Stein Roe Income Trust.
Prior to November 1, 1995, Cash Reserves and Government Reserves were named SteinRoe Cash Reserves and SteinRoe Government Reserves.


     Each share of a series is entitled to participate pro rata in any dividends and other distributions declared by the Board on shares of that series, and all shares of a series have equal rights in the event of liquidation of that series.

     Each whole share (or fractional share) outstanding on the record date established in accordance with the By-Laws shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the share (or fractional share) in United States dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes). As a business trust, the Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies, or approving an investment advisory contract. If requested to do so by the holders of at least 10% of the Trust's outstanding shares, the Trust will call a special meeting for the purpose of voting upon the question of removal of a trustee or trustees and will assist in the communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940. All shares of the Trust are voted together in the election of trustees. On any other matter submitted to a vote of shareholders, shares are voted by individual series and not in the aggregate, except that shares are voted in the aggregate when required by the Investment Company Act of 1940 or other applicable law. When the Board of Trustees determines that the matter affects only the interests of one or more series, shareholders of the unaffected series are not entitled to vote on such matters.

SPECIAL CONSIDERATIONS REGARDING MASTER FUND/FEEDER FUND
STRUCTURE

     Each Fund may in the future seek to achieve its objective by pooling its assets with assets of other mutual funds managed by the Adviser for investment in another mutual fund having the same investment objective and substantially the same investment policies and restrictions as the Fund. The purpose of such an arrangement is to achieve greater operational efficiencies and reduce costs. The Adviser is expected to manage any such mutual fund in which a Fund would invest. Such investment would be subject to determination by the Trustees that it was in the best interests of the Fund and its shareholders, and shareholders would receive advance notice of any such change.

                     INVESTMENT POLICIES

     The following information supplements the discussion of the Funds' respective investment objectives and policies described in the Prospectus. In pursuing its objective, each Fund will invest as described below and may employ the investment techniques described in the Prospectus and elsewhere in this Statement of Additional Information. Common investments and strategies are described under Portfolio Investments and Strategies. Each Fund's investment objective is not fundamental and may be changed by the Board of Trustees without the approval of a "majority of the outstanding voting securities" /1/ of that Fund.

CASH RESERVES

     This Fund seeks to obtain maximum current income consistent with the preservation of capital and the maintenance of liquidity by investing all of its assets in U.S. dollar-denominated money market instruments maturing in thirteen months or less from time of investment. Each security must be rated (or be issued by an issuer that is rated with respect to its short-term debt) within the highest rating category for short-term debt by at least two nationally recognized statistical rating organizations ("NRSRO"), or, if unrated, determined by or under the direction of the Board of Trustees to be of comparable quality. These securities may include:

(1) Securities issued or guaranteed by the U.S. Government or by its agencies or instrumentalities ("U.S. Government Securities");
(2) Securities issued or guaranteed by the government of any foreign country that are rated at time of purchase A or better (or equivalent rating) by at least one NRSRO;
(3) Certificates of deposit, bankers' acceptances and time deposits of any bank (U.S. or foreign) having total assets in excess of $1 billion, or the equivalent in other currencies (as of the date of the most recent available financial statements) or of any branches, agencies or subsidiaries (U.S. or foreign) of any such bank;
(4) Commercial paper of U.S. or foreign issuers;
(5) Notes, bonds, and debentures rated at time of purchase A or better (or equivalent rating) by at least one NRSRO;
(6) Repurchase agreements /2/ involving securities listed in (1)
    above;
(7) Other high-quality short-term debt obligations.
-----------------------
/1/ A fundamental policy is one that cannot be changed without a vote of a majority of the outstanding voting securities of the Fund. A "majority of the outstanding voting securities" means the approval of the lesser of (i) 67% or more of the shares at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund.
/2/ A repurchase agreement involves the sale of securities to the Fund, with the concurrent agreement of the seller to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate, within a specified
time.  In the event of a bankruptcy or other default of a
seller of a repurchase agreement, the Fund could experience
both delays in liquidating the underlying securities and
losses.
-----------------------

     The Fund will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share and not in excess of 90 days. It is a fundamental policy which may not be changed without the approval of a majority of the outstanding voting securities, that the maturity of any instrument that grants the holder the right to redeem at par plus interest and without penalty will be deemed at any time to be the next date provided for payment on exercise of such optional redemption right.

     It is the Fund's intention, as a general policy, to hold securities to maturity. However, the Fund may attempt, from time to time, to increase its yield by trading to take advantage of variations in the markets for short-term money market instruments. In addition, redemptions of the Fund's shares could necessitate the sale of portfolio securities and these sales may occur when such sales would not otherwise be desirable. While the Fund seeks to invest in high-quality money market instruments, these investments are not entirely without risk. An increase in interest rates will generally reduce the market value of the Fund's portfolio investments and a decline in interest rates will generally increase the market value of the Fund's portfolio investments. Investments in instruments other than U.S. Government Securities are also subject to default by the issuer.

     Because the Fund's investment policy permits it to invest in: securities of foreign branches of U.S. banks (Eurodollars), U.S. branches of foreign banks (Yankee dollars), and foreign banks and their foreign branches, such as negotiable certificates of deposit; securities of foreign governments; and securities of foreign issuers, such as commercial paper and corporate notes, bonds and debentures, investment in that Fund might involve risks that are different in some respects from an investment in a fund that invests only in debt obligations of U.S. domestic issuers. Such risks may include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on securities held in the portfolio, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on securities in the portfolio. Additionally, there may be less public information available about foreign banks and their branches. Foreign banks and foreign branches of foreign banks are not regulated by U.S. banking authorities, and generally are not bound by accounting, auditing, and financial reporting standards comparable to U.S. banks.

     The Fund may invest in notes and bonds that bear floating or variable rates of interest, and that ordinarily have stated maturities in excess of thirteen months, but permit the holder to demand earlier payment of principal and accrued interest, upon not more than 30 days' advance notice, at any time or after stated intervals not exceeding thirteen months. Such instruments are commonly referred to as "demand" obligations. Variable rate demand notes include master demand notes, which are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a right, after a given period, to prepay the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time the rate changes. The interest rate on a variable rate obligation is adjusted automatically at the end of specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments will generally be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Fund may invest in obligations that are not so rated only if the Board of Trustees determines that the obligations are of comparable quality to the other obligations in which the Fund may invest.

     The Fund may purchase from financial institutions participation interests in securities. A participation interest gives the Fund an undivided interest in the security in the proportion that the Fund's participation interest bears to the total principal amount of the security. The Fund may also purchase certificates of participation, such as participations in a pool of mortgages or credit card receivables.
Participation interests and certificates of participation both may have fixed, floating or variable rates of interest with remaining maturities of one year or less. If these instruments are unrated, or have been given a rating below that which is permissible for purchase by the Fund, they will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government Securities, or, in the case of unrated participation interests, the Board of Trustees must have determined that the instrument is of comparable quality to those instruments in which the Fund may invest.

     Under normal market conditions, the Fund will invest at least 25% of its assets in securities of issuers in the financial services industry. This policy may cause the Fund to be more adversely affected by changes in market or economic conditions and other circumstances affecting the financial services industry. The financial services industry includes issuers that, according to the Directory of Companies Required to File Annual Reports with the Securities and Exchange Commission, are in the following categories: State banks; national banks; savings and loan holding companies; personal credit institutions; business credit institutions; mortgage-backed securities; finance services; security and commodity brokers, dealers and services; life, accident and health insurance carriers; fire, marine, casualty and surety insurance carriers; insurance agents, brokers and services.

GOVERNMENT RESERVES

     This Fund seeks to obtain maximum current income consistent with safety of capital and maintenance of liquidity by investment in U.S. Government Securities maturing in thirteen months or less from the date of purchase. These securities include:

(1) Securities issued by the U.S. Treasury;
(2) Securities issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government that are backed by the full faith and credit guarantee of the U.S. Government;
(3) Securities issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government that are not backed by the full faith and credit guarantee of the U.S. Government;
(4) Repurchase agreements for securities listed in (1), (2), and
(3) above, regardless of the maturities of such underlying securities.

    U.S. Government Securities include: (i) bills, notes, bonds, and other debt securities, differing as to maturity and rates of interest, that are issued by and are direct obligations of the U.S. Treasury; and (ii) other securities that are issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government and that include, but are not limited to, Federal Farm Credit Banks, Federal Home Loan Banks, Government National Mortgage Association, Farmers Home Administration, Federal Home Loan Mortgage Corporation, and Federal National Mortgage Association.

     Because the Fund's investment policy permits it to invest in U.S. Government Securities that are not backed by the full faith and credit of the U.S. Treasury, investment in the Fund may involve risks that are different in some respects from an investment in a fund that invests only in securities that are backed by the full faith and credit of the U.S. Treasury. Such risks may include a greater risk of loss of principal and interest on the securities in the Fund's portfolio that are supported only by the issuing or guaranteeing agency or instrumentality and, accordingly, the Fund must look principally or solely to that entity for ultimate repayment.

     The Fund will not enter into a repurchase agreement maturing in more than seven days if as a result thereof more than 10% of its net assets (taken at market value at the time of the investment) would be invested in illiquid securities, including repurchase agreements maturing in more than seven days; however, there is otherwise no limitation on the percentage of the Fund's assets that may be invested in repurchase agreements. The Fund will enter into repurchase agreements only where (i) the underlying securities are U.S. Government Securities and (ii) the seller agrees that the value of the underlying U.S. Government Securities, including accrued interest (if purchased), will at all times be equal to or exceed the value of the repurchase agreement.

     The Fund will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share, and, in any case, not in excess of 90 days.

     It is the Fund's intention, in general, to hold securities to maturity. However, the Fund may attempt, from time to time, to increase its yield by trading to take advantage of variations in the markets for U.S. Government Securities. In addition, redemptions of the Fund's shares could necessitate the sale of portfolio securities, and such sales may occur at times when sales would not otherwise be desirable. An increase in prevailing interest rates will generally reduce the value of the Fund's portfolio investments, and a decline in prevailing interest rates will generally increase the market value of the Fund's portfolio investments.

              PORTFOLIO INVESTMENTS AND STRATEGIES

VARIABLE AND FLOATING RATE SECURITIES

     In accordance with its investment objective and policies, each Fund may invest in variable and floating rate money market instruments which provide for periodic or automatic adjustments in coupon interest rates that are reset based on changes in amount and direction of specified short-term interest rates. Neither Fund will invest in a variable or floating rate instrument unless the Adviser determines that as of any reset date the market value of the instrument can reasonably be expected to approximate its par value.

LINE OF CREDIT

     Subject to restriction (8) under Investment Restrictions, each Fund may establish and maintain a line of credit with a major bank in order to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowing may be preferable to liquidation of portfolio securities.

RATED SECURITIES

     For a description of the ratings applied by Moody's Investors Service and Standard & Poor's (two of the approved NRSROs) to debt securities, please refer to the Appendix. The rated debt securities described under Investment Policies above for each Fund include securities given a rating conditionally by a NRSRO. If the rating of a security held by a Fund is lost or reduced, the Fund is not required to sell the security, but the Adviser will consider such fact in determining whether that Fund should continue to hold the security. To the extent that the ratings accorded by a NRSRO for debt securities may change as a result of changes in such organizations, or changes in their rating systems, each Fund will attempt to use comparable ratings as standards for its investments in debt securities in accordance with its investment policies.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES AND STANDBY
COMMITMENTS

     The Funds may purchase instruments on a when-issued or delayed-delivery basis. Although the payment terms are established at the time the Fund enters into the commitment, the instruments may be delivered and paid for some time after the date of purchase, when their value may have changed and the yields available in the market may be greater. The Funds will make such commitments only with the intention of actually acquiring the instruments, but may sell them before settlement date if it is deemed advisable for investment reasons. Securities purchased in this manner involve risk of loss if the value of the security purchased declines before settlement date.

     The Funds may also invest on a standby commitment basis, which is a delayed-delivery agreement in which the Fund binds itself to accept delivery of and to pay for an instrument within a specified period at the option of the other party to the agreement.

     At the time a Fund enters into a binding obligation to purchase securities on a when-issued basis or enters into a standby commitment, liquid assets (cash, U.S. Government or other "high grade" debt obligations) of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation.

SHORT SALES

     Each Fund may make short sales "against the box." In a short sale, the Fund sells a borrowed security and is required to return the identical security to the lender. A short sale "against the box" involves the sale of a security with respect to which the Fund already owns an equivalent security in kind and amount. A short sale "against the box" enables a Fund to obtain the current market price of a security which it desires to sell but is unavailable for settlement.

                   INVESTMENT RESTRICTIONS

     Each Fund operates under the following investment restrictions. A Fund may not:

     (1) invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to (i) U.S. Government Securities, (ii) repurchase agreements, or (iii) [Cash Reserves only] securities of issuers in the financial services industry, [both Funds] and that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

     (2) invest in a security if, with respect to 75% of the Fund's assets, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to U.S. Government Securities or repurchase agreements for such securities and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

     (3) invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

     (4) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein);

     (5) purchase or sell commodities or commodity contracts or oil, gas, or mineral programs;

     (6) purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities;

     (7) [Cash Reserves only] make loans to other persons, provided that it may purchase money market securities or enter into repurchase agreements; [Government Reserves only] make loans to other persons, provided that, as described above under Investment Policies--Government Reserves, it may purchase instruments and may enter into repurchase agreements;

     (8) borrow, except that it may borrow up to 33 1/3% of its total assets, taken at market value at the time of such borrowing, as a temporary measure for extraordinary or emergency purposes but not to increase portfolio income (such borrowings will not exceed 33 1/3% of its total assets and it will not purchase additional securities at a time when its borrowings exceed 5% of its total assets) [no Fund borrowed during its last fiscal year];

     (9) act as an underwriter of securities, except insofar as it may be deemed to be an "underwriter" for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund; or

     (10) issue any senior security except to the extent permitted under the Investment Company Act of 1940.

     For each Fund, the above restrictions are fundamental policies and may not be changed without the approval of a "majority of the outstanding voting securities" of the Fund, as previously defined herein.


     Each Fund is also subject to the following restrictions and policies that may be changed by the Board of Trustees. Unless otherwise indicated, a Fund may not:/3/

     (A) invest for the purpose of exercising control or management;

     (B) purchase more than 3% of the stock of another investment company or purchase stock of other investment companies equal to more than 5% of the Fund's total assets (valued at time of purchase) in the case of any one other investment company and 10% of such assets (valued at time of purchase) in the case of all other investment companies in the aggregate; any such purchases are to be made in the open market where no profit to a sponsor or dealer results from the purchase, other than the
---------------
/3/ None of the following restrictions shall prevent a Fund from investing all or substantially all of its assets in another investment company having the same investment objective and substantially similar investment policies as the Fund.
---------------
customary broker's commission, except for securities acquired as part of a merger, consolidation or acquisition of assets;/4/

     (C) mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by it, except as may be necessary in connection with borrowings permitted in (8) above;

     (D) purchase or retain securities of any issuer if 5% of the securities of such issuer are owned by those officers and trustees or directors of the Trust or of its investment adviser who each own beneficially more than l/2 of 1% of its securities;

     (E) purchase portfolio securities for the Fund from, or sell portfolio securities to, any of the officers and directors or trustees of the Trust or of its investment adviser; or

     (F) sell securities short unless (i) the Fund owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or (ii) the securities sold are "when issued" or "when distributed" securities which the Fund expects to receive in a recapitalization, reorganization, or other exchange for securities the Fund contemporaneously owns or has the right to obtain.

     (G) invest more than 5% of its total assets (taken at market value at the time of a particular investment) in securities of issuers (other than issuers of federal agency obligations or securities issued or guaranteed by any foreign country or asset-backed securities) that, together with any predecessors or unconditional guarantors, have been in continuous operation for less than three years ("unseasoned issuers");

     (H) invest more than 15% of its total assets (taken at market value at the time of a particular investment) in restricted securities /5/ and securities of unseasoned issuers;

     (I) invest more than 10% of its net assets (taken at market value at the time of a particular investment) in illiquid securities, /6/ including repurchase agreements maturing in more than seven days.

     Each Fund may not, so long as it publicly offers its shares for sale in certain states:  (i) purchase shares of other open-
end investment companies, except in connection with a merger, consolidation, acquisition, or reorganization; or (ii) invest more than 5% of its net assets (valued at time of investment) in warrants, nor more than 2% of its net assets in warrants which are not listed on the New York or American stock exchange.
------------------------
/4/ The Funds have been informed that the staff of the
Securities and Exchange Commission takes the position that the issuers of certain CMOs and certain other collateralized assets are investment companies and that subsidiaries of foreign banks may be investment companies for purposes of Section 12(d)(1) of the Investment Company Act of 1940, which limits the ability of one investment company to invest in another investment company. Accordingly, the Funds intend to operate within the applicable limitations under Section 12(d)(1)(A) of that Act.
/5/ As long as it is required to do so by the Ohio Division of Securities, the Trust will consider a security eligible for resale pursuant to Rule 144A under the Securities Act of 1933 to be a restricted security.
/6/ In the judgment of the Adviser, Private Placement Notes, which are issued pursuant to Section 4(2) of the Securities Act of 1933, generally are readily marketable even though they are subject to certain legal restrictions on resale. As such, they are not treated as being subject to the limitation on illiquid securities.
------------------------

             ADDITIONAL INVESTMENT CONSIDERATIONS

     The Adviser seeks to provide superior long-term investment results through a disciplined, research-intensive approach to investment selection and prudent risk management. It has worked to build wealth for generations by being guided by three primary objectives which it believes are the foundation of a successful investment program. These objectives are preservation of capital, limited volatility through managed risk, and consistent above-average returns.

     Because every investor's needs are different, Stein Roe mutual funds are designed to accommodate different investment objectives, risk tolerance levels, and time horizons. In selecting a mutual fund, investors should ask the following questions:

What are my investment goals?
It is important to a choose a fund that has investment objectives compatible with your investment goal.

What is my investment time frame?
If you have a short investment time frame (e.g., less than three years), a mutual fund that seeks to provide a stable share price, such as a money market fund, or one that seeks capital preservation as one of its objectives may be appropriate. If you have a longer investment time frame, you may seek to maximize your investment returns by investing in a mutual fund that offers greater yield or appreciation potential in exchange for greater investment risk.

What is my tolerance for risk?
All investments, including those in mutual funds, have risks which will vary depending on investment objective and security type. However, mutual funds seek to reduce risk through professional investment management and portfolio diversification.

     In general, equity mutual funds emphasize long-term capital appreciation and tend to have more volatile net asset values than bond or money market mutual funds. Although there is no guarantee that they will be able to maintain a stable net asset value of $1.00 per share, money market funds emphasize safety of principal and liquidity, but tend to offer lower income potential than bond funds. Bond funds tend to offer higher income potential than money market funds but tend to have greater risk of principal and yield volatility.

                  PURCHASES AND REDEMPTIONS

     Purchases and redemptions are discussed in the Prospectus under the headings How to Purchase Shares, How to Redeem Shares, Net Asset Value, and Shareholder Services, and that information is incorporated herein by reference. The Prospectus discloses that you may purchase (or redeem) shares through investment dealers, banks, or other institutions. It is the responsibility of any such institution to establish procedures insuring the prompt transmission to the Trust of any such purchase order.
The
state of Texas has asked that the Trust disclose in its Statement of Additional Information, as a reminder to any such bank or institution, that it must be registered as a dealer in Texas.

     Each Fund's net asset value is determined on days on which the New York Stock Exchange (the "NYSE") is open for trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving, and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Board of Trustees, net asset value of a Fund should be determined on any such day, in which case the determination will be made at 3:00 p.m., Chicago time.

     The Trust reserves the right to suspend or postpone redemptions of shares of any Fund during any period when: (a) trading on the NYSE is restricted, as determined by the Securities and Exchange Commission, or the NYSE is closed for other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets of such Fund not reasonably practicable.

     Although neither Cash Reserves nor Government Reserves currently charges a fee to its shareholders for the use of the special Check-Writing Redemption Privilege offered by those Funds, as described under How to Redeem Shares in the Prospectus, each Fund pays for the cost of printing and mailing checks to its shareholders and pays charges of the custodian for payment of each check. The Trust reserves the right to establish a direct charge to shareholders for use of the Privilege and both the Trust and the custodian reserve the right to terminate this service.

     The Trust intends to pay all redemptions in cash and is obligated to redeem shares of a Fund solely in cash up to the lesser of $250,000 or one percent of the net assets of that Fund during any 90-day period for any one shareholder. However, redemptions in excess of such limit may be paid wholly or partly by a distribution in kind of securities. If redemptions were made in kind, the redeeming shareholders might incur transaction costs in selling the securities received in the redemptions.

     Due to the relatively high cost of maintaining smaller accounts, the Trust reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the investor) if at any time the shares in the account do not have a value of at least $1,000. An investor will be notified that the value of his account is less than the minimum and allowed at least 30 days to bring the value of the account up to at least
$1,000 before the redemption is processed. The Agreement and Declaration of Trust also authorizes the Trust to redeem shares under certain other circumstances as may be specified by the Board of Trustees.


       13                           MANAGEMENT

     The following table sets forth certain information with respect to the trustees and officers of the Trust:

                          POSITION(S) HELD          PRINCIPAL OCCUPATION(S)
NAME                 AGE  WITH THE TRUST            DURING PAST FIVE YEARS

Gary A. Anetsberger   39  Senior Vice-President     Vice-President of Stein Roe & Farnham Incorporated (the
                                                    "Adviser") since January, 1991; associate of the Adviser
                                                    prior thereto

Timothy K. Armour     47  President; Trustee        President of the Mutual Funds division of the Adviser and
   (1)(2)                                           director of the Adviser since June, 1992; senior vice
                                                    president and director of marketing of Citibank Illinois
                                                    prior thereto

Jilaine Hummel Bauer  40  Executive Vice-President; Senior Vice President (since April, 1992) and Assistant
                            Secretary               Secretary  of the Adviser; vice president of the Adviser
                                                    prior thereto

Ann H. Benjamin       37  Vice-President            Senior Vice President of the Adviser since July, 1994; vice president of the Adviser from January, 1992 to July, 1994;
                                                    associate of the Adviser prior thereto

Kenneth L. Block (3)  75  Trustee                   Chairman Emeritus of A. T. Kearney, Inc. (international
                                                    management consultants)

William W. Boyd (3)   69  Trustee                   Chairman and Director of Sterling Plumbing Group, Inc.
                                                    (manufacturer of plumbing products) since 1992; chairman,
                                                    president, and chief executive officer of Sterling Plumbing
                                                    Group, Inc. prior thereto

Thomas W. Butch       38  Vice-President            Senior Vice President of the Adviser since September, 1994;
                                                    first vice president, corporate communications, of Mellon
                                                    Bank Corporation prior thereto

N. Bruce Callow       49  Executive Vice-President  President of the Investment Counsel division of the Adviser since June, 1994; senior vice president of trust and
                                                    financial services for The Northern Trust prior thereto

Lindsay Cook (1)      43  Trustee                   Senior Vice President of Liberty Financial Companies, Inc.
                                                    (the indirect parent of the Adviser)

Philip D. Hausken     37  Vice-President            Corporate Counsel for the Adviser since July, 1994; assistant regional director, midwest regional office of the Securities and Exchange Commission prior thereto
Michael T. Kennedy    33  Vice-President            Senior Vice President of the Adviser since October, 1994;
                                                    vice president of the Adviser from January, 1992 to October,
                                                    1994; associate of the Adviser prior thereto

Stephen P. Lautz      38  Vice-President            Vice President of the Adviser since May, 1994; associate of the Adviser prior thereto

Steven P. Luetger     41  Vice-President            Senior Vice President of the Adviser


Lynn C. Maddox        54  Vice-President            Senior Vice President of the Adviser

Anne E. Marcel        37  Vice-President            Manager, Mutual Fund Sales & Services of the Adviser since
                                                    October, 1994; supervisor of the Counselor Department of the
                                                    Adviser from October, 1992 to October, 1994; vice president of Selected Financial Services from May, 1990 to March, 1992

Francis W. Morley     75  Trustee                   Chairman of Employer Plan Administrators and Consultants Co.
  (2)(3)                                            (designer, administrator, and communicator of employee
                                                    benefit plans)

Jane M. Naeseth       45  Vice-President            Senior Vice President of the Adviser since January, 1991;
                                                    vice president of the Adviser prior thereto

Charles R. Nelson (3) 53  Trustee                   Van Voorhis Professor of Political Economy of the University
                                                    of Washington


Nicolette D. Parrish  45  Vice-President;           Senior Compliance Administrator for the Adviser since
                           Assistant Secretary      November, 1995; senior legal assistant of the Adviser prior thereto


Sharon R. Robertson   33  Controller                Accounting Manager for the Adviser's Mutual Funds division

Janet B. Rysz         40  Assistant Secretary       Assistant Secretary of the Adviser

Thomas P. Sorbo       34  Vice-President            Senior Vice President of the Adviser since January, 1994;
                                                    vice president of the Adviser from September, 1992 to
                                                    December, 1993; associate of Travelers Insurance Company
                                                    prior thereto

Gordon R. Worley (3)  76  Trustee                   Private investor

Hans P. Ziegler       54  Executive Vice-President  Chief Executive Officer of the Adviser since May, 1994;
                                                    president of the Investment Counsel division of the Adviser from July, 1993 to June, 1994; president and chief executive officer, Pitcairn Financial Management Group prior thereto


Margaret O. Zwick     29  Treasurer                 Compliance Manager for the Adviser's Mutual Funds
                                                    division since August, 1995; Compliance Accountant,
                                                    January 1995 to July 1995; Section Manager, January 1994
                                                    to January 1995; Supervisor, February 1990 to
                                                    December 1993

___________________________
(1) Trustee who is an "interested person" of the Trust and of the Adviser, as defined in the Investment Company Act of 1940.
(2) Member of the Executive Committee of the Board of Trustees, which is authorized to exercise all powers of the Board with certain statutory exceptions.
(3) Member of the Audit Committee of the Board, which makes recommendations to the Board regarding the selection of auditors and confers with the auditors regarding the scope and results of the audit.

     Certain of the trustees and officers of the Trust are trustees or officers of other investment companies managed by the Adviser. Ms. Bauer and Mr. Cook are also vice presidents of the Funds' distributor, Liberty Securities Corporation. The address of Mr. Block is 11 Woodley Road, Winnetka, Illinois 60093; that of Mr. Boyd is 2900 Golf Road, Rolling Meadows, Illinois 60008; that of Mr. Cook is 600 Atlantic Avenue,

Boston, Massachusetts 02210; that of Mr. Morley is 20 North Wacker Drive, Suite 2275, Chicago, Illinois 60606; that of Mr. Nelson is Department of Economics, University of Washington, Seattle, Washington 98195; that of Mr. Worley is 1407 Clinton Place,
River Forest, Illinois 60305; and that of the officers is One South Wacker Drive, Chicago, Illinois 60606.

     Associated with the Adviser since 1977, Ms. Naeseth has been portfolio manager of Cash Reserves since 1980 and of Government Reserves since its inception in 1982. From 1973 to 1977, she was with the First Trust Company of Ohio. She received her B.A. degree from the University of Illinois in 1972. As of June 30, 1995, she was responsible for managing $658 million in mutual fund assets.

     Officers and trustees affiliated with the Adviser serve without any compensation from the Trust. In compensation for their services to the Trust, trustees who are not "interested persons" of the Trust or the Adviser are paid an annual retainer of $8,000 (divided equally among the Funds of the Trust) plus an attendance fee from each Fund for each meeting of the Board or committee thereof attended at which business for that Fund is conducted. The attendance fees (other than for a Nominating Committee meeting) are based on each Fund's net assets as of the preceding December 31. For a Fund with net assets of less than $251 million, the fee is $200 per meeting; with $251 million to $500 million, $350; with $501 million to $750 million, $500; with $750 million to $1 billion, $650; and with over $1 billion in net assets, $800. Each non-interested trustee also receives an aggregate of $500 for attending each meeting of the Nominating Committee. The Trust has no retirement or pension plans. The following table sets forth compensation paid by the Trust during the fiscal year ended June 30, 1995 to each of the trustees:

                  Aggregate       Total Compensation Paid to
                  Compensation    Trustees from the Trust and
Name of Trustee   from the Trust  the Stein Roe Fund Complex*
---------------   --------------  ---------------------------
Timothy K. Armour      -0-                   -0-
Lindsay Cook           -0-                   -0-
Kenneth L. Block      $23,350              $74,850
William W. Boyd        15,900               48,200
Francis W. Morley      23,350               76,400
Charles R. Nelson      23,350               77,200
Gordon R. Worley       23,350               74,850
_______________
 * During this period, the Stein Roe Fund Complex consisted of the six series of the Trust, four series of Stein Roe Municipal Trust, eight series of SteinRoe Investment Trust, and one series of SR&F Base Trust.

                      FINANCIAL STATEMENTS

     Please refer to the Funds' 6/30/95 Financial Statements (balance sheets and schedules of investments as of 6/30/95 and the statements of operations, changes in net assets, and notes thereto) and the report of independent auditors contained in the 6/30/95 Annual Report of the Funds. The Financial Statements and the report of independent auditors (but no other material from the Annual Report) are incorporated herein by reference. The Annual Report may be obtained at no charge by telephoning 800-338-2550.

                        PRINCIPAL SHAREHOLDERS

     As of August 1, 1995, the only persons known by the Trust to own of record or "beneficially" 5% or more of outstanding shares of any Fund within the definition of that term as contained in Rule 13d-3 under the Securities Exchange Act of 1934 were as follows:
                                               APPROXIMATE
                                               PERCENTAGE OF
                                               OUTSTANDING
NAME AND ADDRESS             FUND              SHARESHELD
------------------------   ------------------  ------------
First Bank National        Cash Reserves           14.3%
  Association*             Government Reserves     13.3
410 N. Michigan Avenue
Chicago, IL  60611

Federated Department Store Government Reserves     15.4
U/CSA/W LMIC
Attn VP Risk Management
7 West 7th Street
Cincinnati OH  45202
____________________
*Shares held of record, but not beneficially, as custodian under various retirement plans.

     The following table shows shares of the Funds held by the categories of persons indicated, and in each case the approximate percentage of outstanding shares represented:

                      CLIENTS OF THE
                      ADVISER IN THEIR       TRUSTEEES AND
                      CLIENT ACCOUNTS        OFFICERS AS OF
                      AS OF 7/31/95*            7/31/95
                     --------------------  --------------------
                     Shares Held  Percent  Shares Held  Percent
                     -----------  -------  -----------  -------
Cash Reserves         86,496,375   17.5%   1,452,919       **
Government Reserves   13,925,340   13.6      465,785       **
_____________________________
* The Adviser may have discretionary authority over such shares and, accordingly, they could be deemed to be owned "beneficially" by the Adviser under Rule 13d-3. However, the Adviser disclaims actual beneficial ownership of such shares. **Represents less than 1% of the outstanding shares.

               INVESTMENT ADVISORY SERVICES

     Stein Roe & Farnham Incorporated, investment adviser to the Funds, is a wholly owned subsidiary of SteinRoe Services Inc. ("SSI"), the Funds' transfer agent, which is a wholly owned subsidiary of Liberty Financial Companies, Inc., which is a majority-owned subsidiary of Liberty Mutual Equity Corporation, which is a wholly owned subsidiary of Liberty Mutual Insurance Company ("Liberty Mutual").

Liberty Mutual is a mutual insurance company, principally in the property/casualty insurance field, organized under the laws of Massachusetts in 1912.

     The directors of the Adviser are Gary L. Countryman, Kenneth R. Leibler, Timothy K. Armour, N. Bruce Callow, and Hans
P. Ziegler. Mr. Countryman is Chairman and Chief Executive Officer of Liberty Mutual Insurance Company; Mr. Leibler is President and Chief Executive Officer of Liberty Financial Companies; Mr.

Armour is President of the Adviser's Mutual Funds division; Mr. Callow is President of the Adviser's Investment Counsel division; and Mr. Ziegler is Chief Executive Officer of the Adviser. The business address of Mr. Countryman is 175 Berkeley Street, Boston, Massachusetts 02117; that of Mr. Leibler is Federal Reserve Plaza, Boston, Massachusetts 02210; that of Messrs. Armour, Callow, and Ziegler is One South Wacker Drive, Chicago, Illinois 60606.

     The Adviser and its predecessor have been providing investment advisory services since 1932. The Adviser acts as investment adviser to wealthy individuals, trustees, pension and profit sharing plans, charitable organizations, and other institutional investors. As of June 30, 1995, the Adviser managed over $22.4 billion in assets: over $4.9 billion in equities and over $17.5 billion in fixed-income securities (including $2.3 billion in municipal securities). The $22.4 billion in managed assets included over $5.5 billion held by open-end mutual funds managed by the Adviser (approximately 21% of the mutual fund assets were held by clients of the Adviser). These mutual funds were owned by over 148,000 shareholders. The $5.5 billion in mutual fund assets included over $550 million in over 33,000 IRA accounts. In managing those assets, the Adviser utilizes a proprietary computer-based information system that maintains and regularly updates information for approximately 6,500 companies. The Adviser also monitors over 1,400 issues via a proprietary credit analysis system. At June 30, 1995, the Adviser employed approximately 17 research analysts and 34 account managers. The average investment-related experience of these individuals was 19 years.

     Stein Roe Counselor [service mark] and Stein Roe Counselor Preferred [service mark] are professional investment advisory services offered by the Adviser to Fund shareholders. Each is designed to help shareholders construct Fund investment portfolios to suit their individual needs. Based on information shareholders provide about their financial goals and objectives in response to a questionnaire, the Adviser's investment professionals create customized portfolio recommendations. Shareholders participating in Stein Roe Counselor [service mark] are free to self direct their investments while considering the Adviser's recommendations; shareholders participating in Stein Roe Counselor Preferred [service mark] enjoy the added benefit of having the Adviser implement portfolio recommendations automatically for a fee of 1% or less, depending on the size of their portfolios. In addition to reviewing shareholders' goals and objectives periodically and updating portfolio recommendations to reflect any changes, the Adviser provides shareholders participating in these programs with a dedicated Counselor [service mark] representative. Other distinctive services include specially designed account statements with portfolio performance and transaction data, newsletters, and regular investment, economic, and market updates. A $50,000 minimum investment is required to participate in either program.

     Please refer to the description of the Adviser, advisory agreements, advisory fees, expense limitations, and transfer agency services under Management of the Funds and Fee Table in the Prospectus, which is incorporated herein by reference. The table below shows gross advisory fees paid by the Funds and any expense reimbursements by the Adviser to them, which are described in the Prospectus.

                                YEAR        YEAR       YEAR
                   TYPE OF      ENDED       ENDED      ENDED
    FUND           PAYMENT      6/30/95     6/30/94    6/30/93
--------------  ------------  ----------  ----------  ----------
Cash Reserves   Advisory fee  $2,648,885  $3,071,640  $3,338,199

Government
  Reserves      Advisory fee     513,808     537,413     593,300
                Reimbursement     50,557      48,548      70,947

     The Adviser provides office space and executive and other personnel to the Funds and bears any sales or promotional expenses. Each Fund pays all expenses other than those paid by the Adviser, including but not limited to printing and postage charges and securities registration and custodian fees and expenses incidental to its organization.

     Each Fund's advisory agreement provides that the Adviser shall reimburse the Fund to the extent that total annual expenses of the Fund (including fees paid to the Adviser, but excluding taxes, interest, brokers' commissions and other normal charges incident to the purchase and sale of portfolio securities, and expenses of litigation to the extent permitted under applicable state law) exceed the applicable limits prescribed by any state in which shares of such Fund are being offered for sale to the public; however, such reimbursement for any fiscal year will not exceed the amount of the advisory fees paid by the Fund for such year. The Trust believes that currently the most restrictive state limit on expenses is that of California, which limit currently is 2 1/2% of the first $30 million of average net assets, 2% of the next $70 million, and 1 1/2% thereafter. In addition, in the interest of further limiting the expenses of Government Reserves, the Adviser may voluntarily waive its management fee and/or absorb certain expenses for the Fund, as described in the Prospectus. Any such reimbursement will enhance the yield of Government Reserves.

     The advisory agreement of each Fund also provides that neither the Adviser nor any of its directors, officers, stockholders (or partners of stockholders), agents, or employees shall have any liability to the Trust or any shareholder of the Fund for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by the Adviser of its duties under the advisory agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on the Adviser's part in the performance of its duties or from reckless disregard by the Adviser of the Adviser's obligations and duties under the advisory agreement.

     Any expenses that are attributable solely to the organization, operation, or business of a Fund shall be paid solely out of that Fund's assets. Any expenses incurred by the Trust that are not solely attributable to a particular Fund are apportioned in such manner as the Adviser determines is fair and appropriate, unless otherwise specified by the Board of Trustees.

BOOKKEEPING AND ACCOUNTING AGREEMENT

     Pursuant to a separate agreement with the Trust, the Adviser receives a fee for performing certain bookkeeping and accounting services for the Funds. For these services, the Adviser receives an annual fee of $25,000 per Fund plus .0025 of 1% of average net assets over $50 million. During the fiscal year ended June 30, 1995, the

Adviser received aggregate fees of $114,541 from the Trust for services performed under this agreement.

                            DISTRIBUTOR

     Shares of the Funds are distributed by Liberty Securities Corporation ("LSC"), under a Distribution Agreement as described under Management of the Funds in the Prospectus, which is incorporated herein by reference. The Distribution Agreement continues in effect from year to year, provided such continuance is approved annually (i) by a majority of the trustees or by a majority of the outstanding voting securities of the Trust, and
(ii) by a majority of the trustees who are not parties to the Agreement or interested persons of any such party. The Trust has agreed to pay all expenses in connection with registration of its shares with the Securities and Exchange Commission and auditing and filing fees in connection with registration of its shares under the various state blue sky laws and assumes the cost of preparation of prospectuses and other expenses. The Adviser bears all sales and promotional expenses.

     As agent, LSC offers shares of each Fund to investors in states where the shares are qualified for sale, at net asset value, without sales commissions or other sales load to the investor. No sales commission or "12b-1" payment is paid by any Fund. LSC offers the Funds' shares only on a best-efforts basis.

                       TRANSFER AGENT


     SSI performs certain transfer agency services for the Trust, as described under Management of the Funds in the Prospectus. For performing these services, SSI receives from each Fund a fee based on an annual rate of 0.140 of 1% of the Fund's average daily net assets. Prior to May 1, 1995, SSI received the following payments from each of the Funds: (1) a fee of $4.00 for each new account opened; (2) monthly payments of $1.466 per open shareholder account; (3) payments of $0.611 per closed shareholder account for each month through June of the calendar year following the year in which the account is closed; (4) $0.3025 per shareholder account for each dividend paid; and (5) $1.415 for each shareholder-initiated transaction. The Board of Trustees believes the charges by SSI to the Funds are comparable to those of other companies performing similar services. (See Investment Advisory Services.)


                         CUSTODIAN

     State Street Bank and Trust Company (the "Bank"), 225 Franklin Street, Boston, Massachusetts 02101, is the custodian for the Trust. It is responsible for holding all securities and cash of the Funds, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Funds, and performing other administrative duties, all as directed by authorized persons. The custodian does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds.

     Portfolio securities purchased in the U.S. are maintained in the custody of the Bank or of other domestic banks or depositories. Portfolio securities purchased outside of the U.S. are maintained in the custody of foreign banks and trust companies that are members of the Bank's Global Custody Network, and foreign depositories ("foreign sub-custodians"). Each of the domestic and foreign custodial institutions holding portfolio securities has been approved by the Board of Trustees in accordance with regulations under the Investment Company Act of 1940.

     The Board of Trustee reviews, at least annually, whether it is in the best interest of each Fund and its shareholders to maintain Fund assets in each custodial institution. However, with respect to foreign sub-custodians, there can be no assurance that a Fund, and the value of its shares, will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign sub-custodians, difficulties and costs of obtaining jurisdiction over, or enforcing judgments against, the foreign sub-custodians, or application of foreign law to a Fund's foreign sub-custodial arrangements. Accordingly, an investor should recognize that the non-investment risks involved in holding assets abroad are greater than those associated with investing in the United States.

     The Funds may invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

                    INDEPENDENT AUDITORS

     The independent auditors for the Trust are Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606. The independent auditors audit and report on the Funds' annual financial statements, review certain regulatory reports and the Funds' federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Trust.

                    PORTFOLIO TRANSACTIONS

     The Adviser places the orders for the purchase and sale of each Fund's portfolio securities. Purchases and sales of portfolio securities are ordinarily transacted with the issuer or with a primary market maker acting as principal or agent for the securities on a net basis, with no brokerage commission being paid by a Fund. Transactions placed through dealers reflect the spread between the bid and asked prices. Occasionally, a Fund may make purchases of underwritten issues at prices that include underwriting discounts or selling concessions.

     The Adviser's overriding objective in effecting portfolio transactions is to seek to obtain the best combination of price and execution. The best net price, giving effect to transaction charges, if any, and other costs, normally is an important factor in this decision, but a number of other judgmental factors may also enter into the decision. These include: the Adviser's knowledge of current transaction costs; the nature of the security being traded; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities of the broker or dealer selected and others that are considered; the Adviser's knowledge of the financial stability of the broker or dealer selected and such other brokers or dealers; and the Adviser's knowledge of actual or apparent operational problems of any broker or dealer. Recognizing the value of these factors, a Fund may incur a transaction charge in excess of that which another broker or dealer may have charged for effecting the same transaction. Evaluations of the reasonableness of the costs of portfolio transactions, based on the foregoing factors, are made on an ongoing basis by the Adviser's staff and reports are made annually to the Board of Trustees.

     With respect to issues of securities involving brokerage commissions, when more than one broker or dealer is believed to be capable of providing the best combination of price and execution with respect to a particular portfolio transaction for a Fund, the Adviser often selects a broker or dealer that has furnished it with research products or services such as research reports, subscriptions to financial publications and research compilations, compilations of securities prices, earnings, dividends and similar data, and computer databases, quotation equipment and services, research-oriented computer software and services, and services of economic and other consultants. Selection of brokers or dealers is not made pursuant to an agreement or understanding with any of the brokers or dealers; however, the Adviser uses an internal allocation procedure to identify those brokers or dealers who provide it with research products or services and the amount of research products or services they provide, and endeavors to direct sufficient commissions generated by its clients' accounts in the aggregate, including the Funds, to such brokers or dealers to ensure the continued receipt of research products or services the Adviser feels are useful. In certain instances, the Adviser receives from brokers and dealers products or services which are used both as investment research and for administrative, marketing, or other non-research purposes. In such instances, the Adviser makes a good faith effort to determine the relative proportions of such products or services which may be considered as investment research. The portion of the costs of such products or services attributable to research usage may be defrayed by the Adviser (without prior agreement or understanding, as noted above) through brokerage commissions generated by transactions of clients (including the Funds), while the portions of the costs attributable to non-research usage of such products or services is paid by the Adviser in cash. No person acting on behalf of a Fund is authorized, in recognition of the value of research products or services, to pay a price in excess of that which another broker or dealer might have charged for effecting the same transaction. Research products or services furnished by brokers and dealers through whom a Fund effects transactions may be used in servicing any or all of the clients of the Adviser and not all such research products or services are used in connection with the management of such Fund.

     The Trust has arranged for its custodian to act as a soliciting dealer to accept any fees available to the custodian as a soliciting dealer in connection with any tender offer for Fund portfolio securities. The custodian will credit any such fees received against its custodial fees.

     The Board has reviewed the legal developments pertaining to and the practicability of attempting to recapture underwriting discounts or selling concessions when portfolio securities are purchased in underwritten offerings. The Board has been advised by counsel that recapture by a mutual fund currently is not permitted under the Rules of Fair Practice of the National Association of Securities Dealers ("NASD"). Therefore, the Funds will not attempt to recapture underwriting discounts or selling concessions.

     During the last fiscal year, Cash Reserves held securities of Salomon Inc., one of its regular broker-dealers or the parent of such broker or dealer that derive more than 15% of gross revenue from securities-related activities. At June 30, 1995, Cash Reserves held $23,921,705 in such securities.

              ADDITIONAL INCOME TAX CONSIDERATIONS

     Each Fund intends to comply with the special provisions of the Internal Revenue Code that relieve it of federal income tax to the extent of its net investment income and capital gains currently distributed to shareholders.

     Because capital gain distributions reduce net asset value, if a shareholder purchases shares shortly before a record date, he will, in effect, receive a return of a portion of his investment in such distribution. The distribution would nonetheless be taxable to him, even if the net asset value of shares were reduced below his cost. However, for federal income tax purposes the shareholder's original cost would continue as his tax basis.

     Each Fund expects that none of its dividends will qualify for the deduction for dividends received by corporate shareholders.

  ADDITIONAL INFORMATION ON THE DETERMINATION OF NET ASSET VALUE

     Please refer to Net Asset Value in the Prospectus, which is incorporated herein by reference. Each Fund values its portfolio by the "amortized cost method" by which it attempts to maintain its net asset value at $1.00 per share. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Although this method provides certainty in valuation, it may result in periods during which value as determined by amortized cost is higher or lower than the price a Fund would receive if it sold the instrument. Other assets are valued at a fair value determined in good faith by the Board of Trustees.

     In connection with the Funds' use of amortized cost and the maintenance of each Fund's per share net asset value of $1.00, the Trust has agreed, with respect to each Fund: (i) to seek to maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining relative stability of principal and not in excess of 90 days; (ii) not to purchase a portfolio instrument with a remaining maturity of greater than thirteen months; and (iii) to limit its purchase of portfolio instruments to those instruments that are denominated in U.S. dollars which the Board of Trustees determines present minimal credit risks and that are of eligible quality as determined by any major rating service as defined under SEC
Rule 2a-7 or, in the case of any instrument that is not rated, of comparable quality as determined by the Board.

     Each Fund has also agreed to establish procedures reasonably designed to stabilize the Fund's price per share as computed for the purpose of sales and redemptions at $1.00.
Such procedures include review of the Funds' portfolio holdings by the Board of Trustees, at such intervals as it deems appropriate, to determine whether the Funds' net asset values calculated by using available market quotations or market equivalents deviate from $1.00 per share based on amortized cost. Calculations are made to compare the value of its investments valued at amortized cost with market value. Market values are obtained by using actual quotations provided by market makers, estimates of market value, values from yield data obtained from reputable sources for the instruments, values obtained from the Adviser's matrix, or values obtained from an independent pricing service. Any such service might value a Fund's investments based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The service may also employ electronic data processing techniques, a matrix system or both to determine valuations.

     In connection with each Fund's use of the amortized cost method of portfolio valuation to maintain its net asset value at $1.00 per share, a Fund might incur or anticipate an unusual expense, loss, depreciation, gain or appreciation that would affect its net asset value per share or income for a particular period. The extent of any deviation between a Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by the Board of Trustees as it deems appropriate. If such deviation exceeds 1/2 of 1%, the Board of Trustees will promptly consider what action, if any, should be initiated. In the event the Board of Trustees determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, it will take such action as it considers appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results. Actions which the Board might take include: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; increasing, reducing, or suspending dividends or distributions from capital or capital gains; or redeeming shares in kind. The Board might also establish a net asset value per share by using market values, as a result of which the net asset value might deviate from $1.00 per share.

                  INVESTMENT PERFORMANCE

     A Fund may quote a "Current Yield" or "Effective Yield" or both from time to time. The Current Yield is an annualized yield based on the actual total return for a seven-day period. The Effective Yield is an annualized yield based on a daily compounding of the Current Yield. These yields are each computed by first determining the "Net Change in Account Value" for a hypothetical account having a share balance of one share at the beginning of a seven-day period ("Beginning Account Value"), excluding capital changes. The Net Change in Account Value will always equal the total dividends declared with respect to the account, assuming a constant net asset value of $1.00.

     The yields are then computed as follows:

                     Net Change in Account Value            365
                     ---------------------------            ----
     Current Yield = Beginning Account Value            x    7


                  [1 + Net Change in Account Value]365/7
                  --------------------------------------
Effective Yield =     Beginning Account Value               -  1

     For example, the yields of the Funds for the seven-day period ended June 30, 1995 were:

Cash Reserves
                    0.001045205       365
                    -----------       ---
Current Yield    =    $1.00       x    7             =  5.45%

                      [1+$0.001045205]365/7
                      ---------------------
Effective Yield    =         $1.00             -  1  =  5.60%


Government Reserves
                    0.001018356       365
                    -----------       ---
Current Yield    =    $1.00       x    7             =  5.31%

                      [1+$0.001018356]365/7
                      ---------------------
Effective Yield    =         $1.00             -  1  =  5.45%

     The average dollar-weighted portfolio maturities of Cash
Reserves and of Government Reserves for the seven days ended
June 30, 1995 were 61 and 46 days, respectively.

     In addition to fluctuations reflecting changes in net income of a Fund resulting from changes in income earned on its portfolio securities and in its expenses, a Fund's yield also would be affected if the Fund were to restrict or supplement its dividends in order to maintain its net asset value at $1.00. (See Net Asset Value in the Prospectus and Additional Information on the Determination of Net Asset Value herein.) Portfolio changes resulting from net purchases or net redemptions of Fund shares may affect yield. Accordingly, a Fund's yield may vary from day to day and the yield stated for a particular past period is not a representation as to its future yield. A Fund's yield is not assured, and its principal is not insured; however, each Fund will attempt to maintain its net asset value per share at $1.00.

     Comparison of a Fund's yield with those of alternative investments (such as savings accounts, various types of bank deposits, and other money market funds) should be made with consideration of differences between the Fund and the alternative investments, differences in the periods and methods used in the calculation of the yields being compared, and the impact of income taxes on alternative investments.

     Each Fund may quote total return figures from time to time. A "Total Return" on a per share basis is the amount of dividends distributed per share plus or minus the change in the net asset value per share for a period. A "Total Return Percentage" may be calculated by dividing the value of a share at the end of a period (including reinvestment of distributions) by the value of the share at the beginning of the period and subtracting one.


     Average Annual Total Return is computed as follows:  ERV  =
P(1+T)n

   Where:  P   =   a hypothetical initial payment of $1,000
           T   =   average annual total return
           n   =   number of years
          ERV  =   ending redeemable value of a hypothetical $1,000
                   payment made at the beginning of the period at the end of the period (or fractional portion thereof).

     For example, for a $1,000 investment in a Fund, the "Total
Return," the "Total Return Percentage," and the "Average Annual Total Return" at June 30, 1995 were:


                   TOTAL RETURN    TOTAL RETURN    AVERAGE ANNUAL
                                   PERCENTAGE       TOTAL RETURN
                   ------------    ------------     ------------
   Cash Reserves
     1 year          1,050            4.96%             4.96%
     5 years         1,241            24.05             4.40
     10 years        1,757            75.68             5.80
   Government
      Reserves
     1 year          1,048             4.78             4.78
     5 years         1,234            23.36             4.29
     10 years        1,712            71.18             5.52

     Investment performance figures assume reinvestment of all dividends and distributions, and do not take into account any federal, state, or local income taxes which shareholders must pay on a current basis. They are not necessarily indicative of future results. The performance of a Fund is a result of conditions in the securities markets, portfolio management, and operating expenses. Although investment performance information is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

     In advertising and sales literature, a Fund may compare its yield and performance with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes or averages differs from that of the Funds. Comparison of a Fund to an alternative investment should be made with consideration of differences in features and expected performance.

     All of the indexes and averages noted below will be obtained from the indicated sources or reporting services, which the Funds believe to be generally accurate. A Fund may also note its mention in newspapers, magazines, or other media from time to time. However, the Funds assume no responsibility for the accuracy of such data. Newspapers and magazines that might mention the Funds include, but are not limited to, the following:

Architectural Digest
Arizona Republic
Atlanta Constitution
Barron's
Boston Herald
Business Week
Chicago Tribune
Chicago Sun-Times
Cleveland Plain Dealer
CNBC
Crain's Chicago Business
Consumer Reports
Consumer Digest
Financial World
Forbes
Fortune
Fund Action
Gourmet
Investor's Business Daily
Kiplinger's Personal Finance Magazine
Knight-Ridder
Los Angeles Times
Money
Mutual Fund Letter
Mutual Fund News Service
Mutual Fund Values (Morningstar)
Newsweek
The New York Times
No-Load Fund Investor
Pension World
Pensions and Investment
Personal Investor
Physicians Financial News
Jane Bryant Quinn (syndicated column)
The San Francisco Chronicle
Smart Money
Smithsonian
Stanger's Investment Adviser
Time
Travel & Leisure
United Mutual Fund Selector
USA Today
U.S. News and World Report
The Wall Street Journal
Working Women
Worth
Your Money

     The Funds may compare their performance to the Consumer
Price Index (All Urban), a widely-recognized measure of inflation.

     The yields of Government Reserves and Cash Reserves may be compared to the average yield of the following services as indicated below:

BENCHMARK                                                     FUND
Donoghue's Money Fund Averages [trademark]--U.S. Treasury    Government Reserves
Donoghue's Money Fund Averages [trademark]
   --U.S. Government & Agencies                              Government Reserves
Donoghue's Money Fund Averages [trademark]--Government       Government Reserves
Donoghue's Money Fund Averages [trademark]--Prime            Cash Reserves
Donoghue's Money Fund Averages [trademark]--Prime
   and Eurodollar                                            Cash Reserves
Donoghue's Money Fund Averages [trademark]--Prime,
   Eurodollar, and Yankeedollar                              Cash Reserves
Donoghue's Money Fund Averages [trademark]--Aggressive       Cash Reserves
Donoghue's Money Fund Averages [trademark]--Taxable          Cash Reserves
      (Includes the previous four categories)
Donoghue's Money Fund Averages [trademark]--All Taxable      Both Funds
Lipper Money Market Instrument Funds Average                 Cash Reserves
Lipper Short-Term U.S. Government Funds Average              Government Reserves

Lipper Short-Term Income Fund Average                        Both Funds
ICD Money Market Taxable Funds Average                       Cash Reserves
ICD Money Market Government Securities Average               Government Reserves
ICD All Taxable Short-Term Fund Average                      Both Funds

     Should these services reclassify a Fund to a different category or develop (and place a Fund into) a new category, that Fund may compare its performance, rank, or yield with those of other funds in the newly-assigned category published by the service.

     Each Fund may compare its after-tax yield (computed by multiplying the yield by one minus the highest marginal federal individual tax rate) to the average yield for the tax-free categories of the aforementioned services.

     Investors may desire to compare the performance and features of Cash Reserves and Government Reserves to those of various bank products. Each Fund may compare its yield to the average rates of bank and thrift institution money market deposit accounts, Super N.O.W. accounts, and certificates of deposit. The rates published weekly by the BANK RATE MONITOR [copyright}, a North Palm Beach (Florida) financial reporting service, in its BANK RATE MONITOR [copyright} National Index are averages of the personal account rates offered on the Wednesday prior to the date of publication by one hundred leading banks and thrift institutions in the top ten Consolidated Standard Metropolitan Statistical Areas. Account minimums range upward from $2,500 in each institution and compounding methods vary. Super N.O.W. accounts generally offer unlimited checking, while money market deposit accounts generally restrict the number of checks that may be written. If more than one rate is offered, the lowest rate is used. Rates are subject to change at any time specified by the institution. Bank account deposits may be insured. Shareholder accounts in a Fund are not insured. Bank passbook savings accounts compete with money market mutual fund products with respect to certain liquidity features but may not offer all of the features available from a money market mutual fund, such as check writing. Bank passbook savings accounts normally offer a fixed rate of interest while the yield of each Fund fluctuates. Bank checking accounts normally do not pay interest but compete with money market mutual funds with respect to certain liquidity features (e.g., the ability to write checks against the account). Bank certificates of deposit may offer fixed or variable rates for a set term. (Normally, a variety of terms are available.) Withdrawal of these deposits prior to maturity will normally be subject to a penalty. In contrast, shares of a Fund are redeemable at the next determined net asset value (normally, $1.00 per share) after a request is received, without charge.

     In advertising and sales literature, a Fund may also cite its rating, recognition, or other mention by Morningstar or any other entity. Morningstar's rating system is based on risk-adjusted total return performance and is expressed in a star-rating format. The risk-adjusted number is computed by subtracting a Fund's risk score (which is a function of the Fund's monthly returns less the 3-month T-bill return) from the Fund's load-adjusted total return score. This numerical score is then translated into rating categories, with the top 10% labeled five star, the next 22.5% labeled four star, the next 35% labeled three star, the next 22.5% labeled two star, and the bottom 10% one star. A high rating reflects either above-average returns or below-average risk, or both.

     Of course, past performance is not indicative of future
results.
                  ______________________

     To illustrate the historical returns on various types of financial assets, the Funds may use historical data provided by Ibbotson Associates, Inc. ("Ibbotson"), a Chicago-based investment firm. Ibbotson constructs (or obtains) very long-term (since 1926) total return data (including, for example, total return indexes, total return percentages, average annual total returns and standard deviations of such returns) for the following asset types:

                       Common stocks
                       Small company stocks
                       Long-term corporate bonds
                       Long-term government bonds
                       Intermediate-term government bonds
                       U.S. Treasury bills
                       Consumer Price Index
                     _________________________

     A Fund may also use hypothetical returns to be used as an example in a mix of asset allocation strategies. One such example is reflected in the chart below, which shows the effect of tax deferral on a hypothetical investment. This chart assumes that an investor invested $2,000 a year on January 1, for any specified period, in both a Tax-Deferred Investment and a Taxable Investment, that both investments earn either 3%, 5% or 7% compounded annually, and that the investor withdrew the entire amount at the end of the period. (A tax rate of 39.6% is applied annually to the Taxable Investment and on the withdrawal of earnings on the Tax-Deferred Investment.)

               TAX-DEFERRED INVESTMENT VS. TAXABLE INVESTMENT

INTEREST RATE  3%       5%       7%         3%         5%        7%
Compounding
 Years         Tax-Deferred Investment         Taxable Investment
30          $82,955  $108,031  $145,856   $80,217   $98,343  $121,466
25           65,164    80,337   101,553    63,678    75,318    89,528
20           49,273    57,781   68,829     48,560    55,476    63,563
15           35,022    39,250   44,361     34,739    38,377    42,455
10           22,184    23,874   25,779     22,106    23,642    25,294
5            10,565    10,969   11,393     10,557    10,943    11,342
1            2,036      2,060    2,085      2,036     2,060     2,085

     From time to time, a Fund may offer in its advertising and sales literature to send an investment strategy guide, a tax guide, or other supplemental information to investors and shareholders. It may also mention the Stein Roe Counselor [service mark] and the Stein Roe Counselor Preferred [service mark] programs and asset allocation and other investment strategies.

                         APPENDIX--RATINGS

RATINGS IN GENERAL

     A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities in which a Fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable.
Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

     The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc. ("Moody's") and
Standard & Poor's Corporation ("S&P").

CORPORATE BOND RATINGS

RATINGS BY MOODY'S

     AAA. Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are more unlikely to impair the fundamentally strong position of such bonds.

     AA. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa bonds.

     A. Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa. Bonds rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     CA. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

RATINGS BY S&P

     AAA. Debt rated AAA has the highest rating. Capacity to pay interest and repay principal is extremely strong.

     AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

     BB, B, CCC, CC, AND C. Debt rated BB, B, CCC, CC or C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C1. This rating is reserved for income bonds on which no interest is being paid.

     D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears. The D rating also is used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

NOTE: The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Foreign debt is rated on the same basis as domestic debt measuring the creditworthiness of the issuer; ratings of foreign debt do not take into account currency exchange and related uncertainties.

COMMERCIAL PAPER RATINGS

RATINGS BY MOODY'S

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

           Prime-1    Highest Quality
           Prime-2    Higher Quality
           Prime-3    High Quality

     If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment.

RATINGS BY S&P

     A brief description of the applicable rating symbols and their meaning follows:

     A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

     A-1. This designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

      Statement of Additional Information Dated November 1, 1995

                      STEIN ROE INCOME TRUST

                           BOND FUNDS
            STEIN ROE LIMITED MATURITY INCOME FUND
              STEIN ROE GOVERNMENT INCOME FUND
              STEIN ROE INTERMEDIATE BOND FUND
                    STEIN ROE INCOME FUND


           P.O. Box 804058, Chicago, Illinois 60680
                        800-338-2550


     The Funds listed above are series of the Stein Roe Income
Trust (the "Trust"). Each series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets, with its own objectives and policies.


     This Statement of Additional Information is not a prospectus but provides additional information that should be read in conjunction with Funds' Prospectus dated November 1, 1995 and any supplements thereto. The Prospectus may be obtained at no charge by telephoning 800-338-2550.


                         TABLE OF CONTENTS
                                                         Page
General Information and History...........................2
Investment Policies.......................................3
     Limited Maturity Income Fund.........................3
     Government Income Fund...............................5
     Intermediate Bond Fund...............................6
     Income Fund..........................................7
Portfolio Investments and Strategies......................9
Investment Restrictions..................................24
Additional Investment Considerations.....................27
Purchases and Redemptions................................28
Management...............................................29
Financial Statements.....................................32
Principal Shareholders...................................32
Investment Advisory Services.............................33
Distributor..............................................36
Transfer Agent...........................................36
Custodian................................................36
Independent Auditors.....................................37
Portfolio Transactions...................................37
Additional Income Tax Considerations.....................39
Investment Performance...................................40
Appendix--Ratings........................................46

               GENERAL INFORMATION AND HISTORY

     Stein Roe & Farnham Incorporated (the "Adviser") is investment adviser and provides administrative and accounting and recordkeeping services to the Funds.

     As used herein, "Limited Maturity Income Fund" refers to the series of the Trust designated Stein Roe Limited Maturity Income Fund, "Government Income Fund" refers to the series of the Trust designated Stein Roe Government Income Fund, "Intermediate Bond Fund" refers to the series of the Trust designated Stein Roe Intermediate Bond Fund, and "Income Fund" refers to the series of the Trust designated Stein Roe Income Fund.

     Currently six series are authorized and outstanding. On November 1, 1995, the name of the Trust was changed from SteinRoe Income Trust to Stein Roe Income Trust. Prior to November 1, 1995, Limited Maturity Income Fund, Government Income Fund, Intermediate Bond Fund and Income Fund were named SteinRoe Limited Maturity Income Fund, SteinRoe Government Income Fund, SteinRoe Intermediate Bond Fund and SteinRoe Income Fund, respectively. Prior to April 2, 1990, SteinRoe Government Income Fund was named SteinRoe Governments Plus and SteinRoe Intermediate Bond Fund was named SteinRoe Managed Bonds. SteinRoe Income Fund was named SteinRoe High-Yield Bonds prior to November 1, 1989.

     Each share of a series is entitled to participate pro rata in any dividends and other distributions declared by the Board on shares of that series, and all shares of a series have equal rights in the event of liquidation of that series.

     Each whole share (or fractional share) outstanding on the record date established in accordance with the By-Laws shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the share (or fractional share) in United States dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes). As a business trust, the Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies, or approving an investment advisory contract. If requested to do so by the holders of at least 10% of the Trust's outstanding shares, the Trust will call a special meeting for the purpose of voting upon the question of removal of a trustee or trustees and will assist in the communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940. All shares of the Trust are voted together in the election of trustees. On any other matter submitted to a vote of shareholders, shares are voted by individual series and not in the aggregate, except that shares are voted in the aggregate when required by the Investment Company Act of 1940 or other applicable law. When the Board of Trustees determines that the matter affects only the interests of one or more series, shareholders of the unaffected series are not entitled to vote on such matters.

SPECIAL CONSIDERATIONS REGARDING MASTER FUND/FEEDER FUND STRUCTURE

     Each Fund may in the future seek to achieve its investment objective by pooling its assets with assets of other mutual funds managed by the Adviser in another mutual fund having the same investment objective and substantially the same investment policies and restrictions as the Fund. The Adviser is expected to manage any such mutual fund in which a Fund would invest. Such investment would be subject to determination by the trustees that it was in the best interests of the Fund and its shareholders, and shareholders would receive advance notice of any such change. There are presently no plans to convert any Fund to this type of structure .

                    INVESTMENT POLICIES

     The following information supplements the discussion of the Funds' respective investment objectives and policies described in the Prospectus. In pursuing its objective, each Fund will invest as described below and may employ the investment techniques described in the Prospectus and elsewhere in this Statement of Additional Information. Investments and strategies that are common to two or more Funds are described under Portfolio Investments and Strategies. Each Fund's investment objective is a non-fundamental policy and may be changed by the Board of Trustees without the approval of a "majority of the outstanding voting securities" /1/ of that Fund.

LIMITED MATURITY INCOME FUND

     The Fund's investment objective is to provide a high level of current income, consistent with the preservation of capital.

     The Fund attempts to achieve its objective by investing primarily in securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities ("U.S. Government Securities") and other high-quality fixed-income securities. It is expected that under normal circumstances, the Fund will invest at least 65% of its assets in securities with an effective maturity of three years or less, and that the dollar-weighted average effective maturity of the portfolio will not exceed three years. The effective maturity of a debt instrument is the weighted average period over which the Adviser expects the principal to be paid, and differs from stated maturity in that it estimates the effect of expected principal prepayments and call provisions. With respect to GNMA securities and other mortgage-backed securities, the effective maturity is likely to be substantially less than the stated maturity of the mortgages in the underlying pools. With respect to obligations with call provisions, the effective maturity is typically the next call date on which the obligation reasonably may be expected to be called. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. During periods of rising interest rates, the effective maturity of mortgage-backed securities and callable obligations may increase substantially because they are not likely to be prepaid, which may result in greater net asset value fluctuation.
-----------------
/1/ A "majority of the outstanding voting securities" means the approval of the lesser of (i) 67% or more of the shares at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund.
---------------

     U.S. Government Securities include: (i) bills, notes, bonds, and other debt securities, differing as to maturity and rates of interest, that are issued by and are direct obligations of the U.S. Treasury; and (ii) other securities that are issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities and that include, but are not limited to, Government National Mortgage Association ("GNMA"), Federal Farm Credit Banks, Federal Home Loan Banks, Farmers Home Administration, Federal Home Loan Mortgage Corporation ("FHLMC"), and Federal National Mortgage Association ("FNMA").

     In addition, the Fund may invest in principal portions or coupon portions of U.S. Government Securities that have been separated (stripped) by banks, brokerage firms, or other entities. /2/ Stripped securities are usually sold separately in the form of receipts or certificates representing undivided interests in the stripped portion and are not considered to be issued or guaranteed by the U.S. Government. Stripped securities may be more volatile than non-stripped securities. U.S. Government Securities are generally viewed by the Adviser as being among the safest of debt securities with respect to the timely payment of principal and interest (but not with respect to any premium paid on purchase), but generally bear a lower rate of interest than corporate debt securities. However, they are subject to market risk like other debt securities, and therefore the Fund's shares can be expected to fluctuate in value.

     Depending on market conditions, the Fund may invest a substantial portion of its assets in mortgage-backed debt securities issued by GNMA, FNMA, and FHLMC. Securities issued by GNMA represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmers Home Administration, or guaranteed by the Veterans Administration. Securities issued by FNMA and FHLMC, U.S. Government-sponsored corporations, also represent an interest in a pool of mortgages.

     The timely payment of principal and interest on GNMA securities is guaranteed by GNMA and backed by the full faith and credit of the U.S. Treasury. FNMA guarantees full and timely payment of interest and principal on FNMA securities. FHLMC guarantees timely payment of interest and ultimate collection of principal on FHLMC securities. FNMA and FHLMC securities are not backed by the full faith and credit of the U.S. Treasury.

     Mortgage-backed debt securities, such as those issued by GNMA, FNMA, and FHLMC, are of the "modified pass-through type," which means the interest and principal payments on mortgages in the pool are "passed through" to investors. During periods of declining interest rates, there is increased likelihood that mortgages will be prepaid, with a resulting loss of the full-term benefit of any premium paid by the Fund on purchase of such securities; in addition, the proceeds of prepayment would likely be invested at lower interest rates.
---------------------
/2/ The Trust has been informed that, in the view of the staff of the Securities and Exchange Commission, any U.S. Government Security that is stripped into its constituent elements by a holder of the security is per se illiquid and therefore subject to the Fund's restriction on investments in illiquid securities.
--------------------

     The Fund may also invest in other types of debt securities; however, under normal circumstances, at least 65% of the Fund's assets will be invested in U.S. Government Securities, non-U.S. Government Securities that are rated at least AA by Standard & Poor's Corporation ("S&P") or Aa by Moody's Investors Service, Inc. ("Moody's"), and high-quality money market instruments. The Fund may invest up to 35% of its assets in other debt securities that are rated at least investment grade (BBB by S&P or Baa by Moody's). Securities rated BBB by S&P or Baa by Moody's are neither highly protected nor poorly secured. Such securities have some speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuers of such securities to make principal and interest payments than is the case for issuers of higher grade securities. If the rating of a security held by the Fund is lost or reduced below investment grade, the Fund is not required to dispose of the security, but the Adviser will consider that fact in determining whether the Fund should continue to hold the security.

GOVERNMENT INCOME FUND

     This Fund's investment objective is to provide a high level of current income. It invests primarily in U.S. Government
Securities.

     Because the Fund's investment policy permits it to invest in U.S. Government Securities that are not backed by the full faith and credit of the U.S. Treasury, investment in the Fund may involve risks that are different in some respects from an investment in a fund that invests only in securities that are backed by the full faith and credit of the U.S. Treasury. Such risks may include a greater risk of loss of principal and interest on the securities in the Fund's portfolio that are supported only by the issuing or guaranteeing U.S. Government agency or instrumentality since the Fund must look principally or solely to that entity for ultimate repayment.

     Depending on market conditions, the Fund may invest a substantial portion of its assets in mortgage-backed debt securities issued by GNMA, FNMA, and FHLMC.

     Under normal market conditions, the Fund will invest at least 80% of its assets in U.S. Government Securities. The Fund may also invest up to 20% of its assets in other types of debt securities, including collateralized mortgage obligations ("CMOs") and in principal portions or coupon portions of U.S. Government Securities that have been separated (stripped) by banks, brokerage firms, or other entities. CMOs are securities collateralized by mortgages and mortgage-backed securities. CMOs are not guaranteed by either the U.S. Government or by its agencies or instrumentalities. Stripped securities are usually sold separately in the form of receipts or certificates representing undivided interests in the stripped portion. Stripped securities may be more volatile than non-stripped securities. The staff of the Securities and Exchange Commission believes that stripped securities are illiquid. The Fund has temporarily agreed to treat stripped securities as subject to the Fund's restriction on investment in illiquid securities. The Fund will invest in debt securities rated at least investment grade or, if unrated, deemed by the Adviser to be of comparable quality. Securities rated in the fourth grade are neither highly protected nor poorly secured. Such securities have some speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuers of such securities to make principal and interest payments than is the case for issuers of higher grade securities. If the rating of a security held by the Fund is lost or reduced below investment grade, the Fund is not required to dispose of the security, but the Adviser will consider that fact in determining whether the Fund should continue to hold the security.

INTERMEDIATE BOND FUND

     This Fund's investment objective is to provide a high level of current income, consistent with the preservation of capital, by investing primarily in marketable debt securities. Under normal market conditions, the Fund will invest at least 65% of the value of its total assets (taken at market value at the time of investment) in convertible and non-convertible bonds and debentures, and at least 60% of its assets will be invested in the following:

(1) Marketable straight-debt securities of domestic issuers, and of foreign issuers payable in U.S. dollars, rated at time of purchase within the three highest grades assigned by Moody's
Investors Service, Inc. ("Moody's") (Aaa, Aa, or A) or by
Standard & Poor's Corporation ("S&P") (AAA, AA, or A);

(2) U.S. Government Securities.

(3) Commercial paper rated Prime-1 by Moody's or A-1 by S&P at time of purchase, or, if unrated, issued or guaranteed by a corporation with any outstanding debt rated Aa or better by Moody's or AA or better by S&P; and

(4) Bank obligations, including repurchase agreements/3/, of banks having total assets in excess of $1 billion.

     Under normal market conditions, the Fund invests at least 65% of its assets in securities with an average life of between three and ten years, and expects that the dollar-weighted average life of its portfolio will be between three and ten years. Average life is the weighted average period over which the Adviser expects the principal to be paid, and differs from stated maturity in that it estimates the effect of expected principal prepayments and call provisions. With respect to GNMA securities and other mortgage-backed securities, average life is likely to be substantially less than the stated maturity of the mortgages in the underlying pools. With respect to obligations with call provisions, average life is typically the next call date on which the obligation reasonably may be expected to be called. Securities without prepayment or call provisions generally have an average life equal to their stated maturity. During periods of rising interest rates, the average life of mortgage-backed securities and callable obligations may increase substantially because they are not likely to be prepaid, which may result in greater net asset value fluctuation.
-----------------
/3/ A repurchase agreement involves the sale of securities to the Fund, with the concurrent agreement of the seller to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate, within a specified time. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses.
----------------

     The Fund also may invest in other debt securities (including those convertible into, or carrying warrants to purchase, common stocks or other equity interests, and privately placed debt securities); preferred stocks (including those convertible into, or carrying warrants to purchase, common stocks or other equity interests); and marketable common stocks that the Adviser considers likely to yield relatively high income in relation to cost.

     Lower-quality debt securities (often referred to as "below investment grade" or "junk bonds") are obligations of issuers that are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The Fund may invest in lower-quality debt securities; for example, if the Adviser believes the financial condition of the issuers or the protection offered to the particular obligations is stronger than is indicated by low ratings or otherwise.

     Some issuers of debt securities choose not to have their securities rated by a rating service, and the Fund may invest in unrated securities that the Adviser believes are suitable for investment.

     Investment in lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for these securities and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments (see Risks and Investment Considerations in the Prospectus) and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.

     Lower-quality debt securities tend to be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and the Fund may have greater difficulty selling its portfolio securities. (See Net Asset Value.) The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

INCOME FUND

     The Income Fund attempts to achieve its objective by investing principally in medium-quality debt securities, which are obligations of issuers that the Adviser believes possess adequate, but not outstanding, capacities to service their debt securities, such as securities rated A or Baa by Moody's or A or BBB by S&P. The Adviser generally attributes to medium-quality securities the same characteristics as do rating services.

     Although the Income Fund will invest at least 60% of its assets in medium- or higher-quality securities, the Income Fund may also invest to a lesser extent in securities of lower quality (in the case of rated securities, having a rating by Moody's or S&P of not less than C). Although the Fund can invest up to 40% of its assets in lower-quality securities, it does not intend to invest more than 35% in lower-quality securities. Lower-quality debt securities are obligations of issuers that are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The Income Fund may invest in lower-quality debt securities; for example, if the Adviser believes the financial condition of the issuers or the protection offered to the particular obligations is stronger than is indicated by low ratings or otherwise. The Income Fund may invest in higher-quality securities; for example, under extraordinary economic or financial market conditions, or when the spreads between the yields on medium- and high-quality securities are relatively narrow.

     Some issuers of debt securities choose not to have their securities rated by a rating service, and the Income Fund may invest in unrated securities that the Adviser believes are suitable for investment.

     Investment in medium- or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for these securities and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments (see Risks and Investment Considerations in the Prospectus) and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.

     Achievement of the Income Fund's investment objective will be more dependent on the Adviser's credit analysis than would be the case if the Income Fund were investing in higher-quality debt securities. Since the ratings of rating services (which evaluate the safety of principal and interest payments, not market risks) are used only as preliminary indicators of investment quality, the Adviser employs its own credit research and analysis, from which it has developed a credit rating system based upon comparative credit analyses of issuers within the same industry. These analyses may take into consideration such quantitative factors as an issuer's present and potential liquidity, profitability, internal capability to generate funds, debt/equity ratio and debt servicing capabilities, and such qualitative factors as an assessment of management, industry characteristics, accounting methodology, and foreign business exposure.

     Medium- and lower-quality debt securities tend to be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and the Income Fund may have greater difficulty selling its portfolio securities. (See Net Asset Value.) The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

     Under normal market conditions, the Income Fund will invest at least 65% of the value of its total assets (taken at market value) in convertible and non-convertible bonds and debentures. Such securities may be accompanied by the right to acquire equity securities evidenced by warrants attached to the security or acquired as part of a unit with the security. Equity securities acquired by conversion or exercise of such a right may be retained by the Income Fund for a sufficient time to permit orderly disposition thereof or to establish long-term holding periods for federal income tax purposes.

     The Income Fund may invest up to 35% of its total assets in other debt securities, marketable preferred and common stocks, and foreign and municipal securities that the Adviser considers likely to yield relatively high income in relation to costs, and rights to acquire such securities. (Municipal securities are securities issued by or on behalf of state and local governments, the interest on which is generally exempt from federal income tax.) Any assets not otherwise invested may be invested in money market instruments.

                PORTFOLIO INVESTMENTS AND STRATEGIES

DERIVATIVES

     Consistent with its objective, each Fund may invest in a broad array of financial instruments and securities, including conventional exchange-traded and non-exchange traded options, futures contracts, futures options, securities collateralized by underlying pools of mortgages or other receivables, and other instruments the value of which is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate, or a currency ("Derivatives").

     Derivatives are most often used to manage investment risk or to create an investment position indirectly because it is more efficient or less costly than direct investment that cannot be readily established directly due to portfolio size, cash availability, or other factors. They also may be used in an effort to enhance portfolio returns.

     The successful use of Derivatives depends on the Adviser's ability to correctly predict changes in the levels and directions of movements in security prices, interest rates and other market factors affecting the Derivative itself or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to a Derivative may not be well established. Finally, privately negotiated and over-the-counter Derivatives may not be as well regulated and may be less marketable than exchange-traded Derivatives.

     Income Fund does not currently intend to invest, nor has the Fund during its past fiscal year invested, more than 5% of its net assets in any type of Derivative, except options, futures contracts, and futures options. Each of Government Income Fund and Intermediate Bond Fund does not currently intend to invest, nor has such Fund during its past fiscal year invested, more than 5% of its net assets in any type of Derivative except options, futures contracts, futures options and obligations collateralized by either mortgages or other assets. Limited Maturity Income Fund does not currently intend to invest, nor has the Fund during the past fiscal year invested, more than 5% of its net assets in any type of Derivatives except options, futures contracts, futures options, obligations collateralized by either mortgages or other assets, and floating rate instruments. (See Mortgage and Other Asset-Backed Securities, Floating Rate Instruments, and Options and Futures below.)

MORTGAGE AND OTHER ASSET-BACKED SECURITIES

     Each of Limited Maturity Income Fund, Government Income Fund, and Intermediate Bond Fund may invest in securities secured by mortgages or other assets such as automobile or home improvement loans and credit card receivables. These instruments may be issued or guaranteed by the U.S. Government or by its agencies or instrumentalities or by private entities such as commercial, mortgage and investment banks and financial companies or financial subsidiaries of industrial companies.

     Mortgage-backed securities provide either a pro rata interest in underlying mortgages or an interest in collateralized mortgage obligations ("CMOs") which represent a right to interest and/or principal payments from an underlying mortgage pool. CMOs are not guaranteed by either the U.S. Government or by its agencies or instrumentalities, and are usually issued in multiple classes each of which has different payment rights, pre-payment risks and yield characteristics. Mortgage-backed securities involve the risk of pre-payment on the underlying mortgages at a faster or slower rate than the established schedule. Pre-payments generally increase with falling interest rates and decrease with rising rates but they also are influenced by economic, social and market factors. If mortgages are pre-paid during periods of declining interest rates, there would be a resulting loss of the full-term benefit of any premium paid by the Fund on purchase of the CMO, and the proceeds of pre-payment would likely be invested at lower interest rates. The Funds tend to invest in CMOs of classes known as planned amortization classes ("PACs") which have pre-payment protection features tending to make them less susceptible to price volatility.

     Non-mortgage asset-backed securities usually have less pre-payment risk than mortgage-backed securities, but have the risk that the collateral will not be available to support payments on the underlying loans which finance payments on the securities themselves. Therefore, greater emphasis is placed on the credit quality of the security issuer and the guarantor, if any.

FLOATING RATE INSTRUMENTS

     Limited Maturity Income Fund may also invest in floating rate instruments which provide for periodic adjustments in coupon interest rates that are automatically reset based on changes in amount and direction of specified market interest rates. In addition, the adjusted duration of some of these instruments may be materially shorter than their stated maturities. To the extent such instruments are subject to lifetime or periodic interest rate caps or floors, such instruments may experience greater price volatility than debt instruments without such features. Adjusted duration is an inverse relationship between market price and interest rates and refers to the approximate percentage change in price for a 100 basis point change in yield. For example, if interest rates decrease by 100 basis points, a market price of a security with an adjusted duration of 2 would increase by approximately 2%.

LENDING OF PORTFOLIO SECURITIES

     Subject to restriction (7) under Investment Restrictions, each Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by a Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

     None of the Funds has loaned portfolio securities during its last fiscal year, nor does it intend to loan more than 5% of its net assets.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES; REVERSE REPURCHASE
AGREEMENTS

     Each of the Funds may purchase securities on a when-issued or delayed-delivery basis, as described in the Prospectus. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the Adviser deems it advisable for investment reasons. Securities purchased on a when-issued or delayed-delivery basis are sometimes done on a "dollar roll" basis.
Dollar roll transactions consist of the sale by a Fund of securities with a commitment to purchase similar but not identical securities, generally at a lower price at a future date. A dollar roll may be renewed after cash settlement and initially may involve only a firm commitment agreement by a Fund to buy a security. A dollar roll transaction involves the following risks: if the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security which a Fund is required to repurchase may be worth less than a security which the Fund originally held; and the return earned by a Fund with the proceeds of a dollar roll may not exceed transaction costs.

     Each of the Funds may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

     At the time a Fund enters into a binding obligation to purchase securities on a when-issued basis or enters into a reverse repurchase agreement, liquid assets (cash, U.S. Government or other "high grade" debt obligations) of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as borrowing under a line of credit as described below, may increase net asset value fluctuation.

     Standby commitment agreements create an additional risk for each Fund because the other party to the standby agreement generally will not be obligated to deliver the security, but the Fund will be obligated to accept it if delivered. Depending on market conditions, the Fund may receive a commitment fee for assuming this obligation. If prevailing market interest rates increase during the period between the date of the agreement and the settlement date, the other party can be expected to deliver the security and, in effect, pass any decline in value to the Fund. If the value of the security increases after the agreement is made, however, the other party is unlikely to deliver the security. In other words, a decrease in the value of the securities to be purchased under the terms of a standby commitment agreement will likely result in the delivery of the security, and, therefore, such decrease will be reflected in the Fund's net asset value. However, any increase in the value of the securities to be purchased will likely result in the non-delivery of the security and, therefore, such increase will not affect the net asset value unless and until the Fund actually obtains the security.

SHORT SALES

     Each Fund may make short sales "against the box." In a short sale, the Fund sells a borrowed security and is required to return the identical security to the lender. A short sale "against the box" involves the sale of a security with respect to which the Fund already owns an equivalent security in kind and amount. A short sale "against the box" enables a Fund to obtain the current market price of a security which it desires to sell but is unavailable for settlement.

LINE OF CREDIT

     Subject to restriction (8) under Investment Restrictions, each Fund may establish and maintain a line of credit with a major bank in order to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowing may be preferable to liquidation of portfolio securities.

PIK AND ZERO COUPON BONDS

     Each Fund may invest in both zero coupon bonds and bonds the interest on which is payable in kind ("PIK bonds"). A zero coupon bond is a bond that does not pay interest for its entire life. A PIK bond pays interest in the form of additional securities. The market prices of both zero coupon and PIK bonds are affected to a greater extent by changes in prevailing levels of interest rates and thereby tend to be more volatile in price than securities that pay interest periodically and in cash. In addition, because a Fund accrues income with respect to these securities prior to the receipt of such interest in cash, it may have to dispose of portfolio securities under disadvantageous circumstances in order to obtain cash needed to pay income dividends in amounts necessary to avoid unfavorable tax consequences.

RATED SECURITIES

     For a description of the ratings applied by rating services to debt securities, please refer to the Appendix. The rated debt securities described under Investment Policies above for each Fund include securities given a rating conditionally by Moody's or provisionally by S&P. If the rating of a security held by a Fund is withdrawn or reduced, the Fund is not required to sell the security, but the Adviser will consider such fact in determining whether that Fund should continue to hold the security. To the extent that the ratings accorded by Moody's or S&P for debt securities may change as a result of changes in such organizations, or changes in their rating systems, each Fund will attempt to use comparable ratings as standards for its investments in debt securities in accordance with its investment policies.

FOREIGN SECURITIES

     Each of Limited Maturity Income Fund, Intermediate Bond Fund, and Income Fund may invest up to 25% of total assets (taken at market value at the time of investment) in securities of foreign issuers that are not publicly traded in the United States ("foreign securities"). For purposes of these limits, foreign securities do not include securities represented by American Depositary Receipts ("ADRs"), securities denominated in U.S. dollars, or securities guaranteed by U.S. persons. Investment in foreign securities may involve a greater degree of risk (including risks relating to exchange fluctuations, tax provisions, or expropriation of assets) than does investment in securities of domestic issuers.

     Such Funds may invest in both "sponsored" and "unsponsored" ADRs. In a sponsored ADR, the issuer typically pays some or all of the expenses of the depositary and agrees to provide its regular shareholder communications to ADR holders. An unsponsored ADR is created independently of the issuer of the underlying security. The ADR holders generally pay the expenses of the depositary and do not have an undertaking from the issuer of the underlying security to furnish shareholder communications. No Fund expects to invest as much as 5% of its total assets in unsponsored ADRs.

     With respect to portfolio securities that are issued by foreign issuers or denominated in foreign currencies, the Funds' investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See discussion of transaction hedging and portfolio hedging under Currency Exchange Transactions.)

     Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, positions in which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements.

     Although the Funds will try to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

     Currency Exchange Transactions. Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through forward currency exchange contracts ("forward contracts"). Forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks and broker-dealers, are not exchange traded, and are usually for less than one year, but may be renewed.

     Forward currency transactions may involve currencies of the different countries in which the Funds may invest, and serve as hedges against possible variations in the exchange rate between these currencies. The Funds' currency transactions are limited to transaction and portfolio hedging involving either specific transactions or portfolio positions, except to the extent described below under Synthetic Foreign Positions. Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of a Fund accruing in connection with the purchase and sale of its portfolio securities. Portfolio hedging is the use of forward contracts with respect to portfolio security positions denominated or quoted in a particular currency. Portfolio hedging allows the Adviser to limit or reduce exposure in a foreign currency by entering into a forward contract to sell or buy such foreign currency (or another foreign currency that acts as a proxy for that currency) so that the U.S.
dollar value of certain underlying foreign portfolio securities can be approximately matched by an equivalent U.S. dollar liability. A Fund may not engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular currency, except that a Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, a Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in a Fund. No Fund may engage in "speculative" currency exchange transactions.

     At the maturity of a forward contract to deliver a particular currency, a Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

     It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

     If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, a Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive a Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

     Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to a Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

     Synthetic Foreign Positions. The Funds may invest in debt instruments denominated in foreign currencies. In addition to, or in lieu of, such direct investment, a Fund may construct a synthetic foreign position by (a) purchasing a debt instrument denominated in one currency, generally U.S. dollars, and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. Because of the availability of a variety of highly liquid U.S. dollar debt instruments, a synthetic foreign position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency debt instruments. The results of a direct investment in a foreign currency and a concurrent construction of a synthetic position in such foreign currency, in terms of both income yield and gain or loss from changes in currency exchange rates, in general should be similar, but would not be identical because the components of the alternative investments would not be identical.

     The Funds may also construct a synthetic foreign position by entering into a swap arrangement. A swap is a contractual agreement between two parties to exchange cash flows--at the time of the swap agreement and again at maturity, and, with some swaps, at various intervals through the period of the agreement. The use of swaps to construct a synthetic foreign position would generally entail the swap of interest rates and currencies. A currency swap is a contractual arrangement between two parties to exchange principal amounts in different currencies at a predetermined foreign exchange rate. An interest rate swap is a contractual agreement between two parties to exchange interest payments on identical principal amounts. An interest rate swap may be between a floating and a fixed rate instrument, a domestic and a foreign instrument, or any other type of cash flow exchange. A currency swap generally has the same risk characteristics as a forward currency contract, and all types of swaps have counter-party risk. Depending on the facts and circumstances, swaps may be considered illiquid. Illiquid securities usually have greater investment risk and are subject to greater price volatility. The net amount of the excess, if any, of a Fund's obligations over which it is entitled to receive with respect to an interest rate or currency swap will be accrued daily and liquid assets (cash, U.S. Government securities, or other "high grade" debt obligations) of the Fund having a value at least equal to such accrued excess will be segregated on the books of the Fund and held by the Custodian for the duration of the swap.

     The Funds may also construct a synthetic foreign position by purchasing an instrument whose return is tied to the return of the desired foreign position. An investment in these "principal exchange rate linked securities" (often called PERLS) can produce a similar return to a direct investment in a foreign security.

RULE 144A SECURITIES

     Each Fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the 1933 Act. That Rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Adviser, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Adviser will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 15% of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities. The Fund does not expect to invest as much as 5% of its total assets in Rule 144A securities that have not been deemed to be liquid by the Adviser.

PORTFOLIO TURNOVER

     For information on the portfolio turnover rate of the Funds, see Financial Highlights in the Prospectus. General portfolio turnover information is also contained in the Prospectus under Risks and Investment Considerations.

     The portfolio turnover rates of Limited Maturity Income Fund, Government Income Fund, and Intermediate Bond Fund have been greater than 100% in recent fiscal years because of increased volatility in the financial markets and the Adviser's techniques for reacting to changes in the markets to shift exposures to certain sectors and to capture gains. The turnover rate for each of the Funds in the future may vary greatly from year to year, and when portfolio changes are deemed appropriate due to market or other conditions, such turnover rate may be greater than might otherwise be anticipated. A high rate of portfolio turnover may result in increased transaction expenses and the realization of capital gains or losses. Distributions of any net realized gains are subject to federal income tax. (See Financial Highlights, Risks and Investment Considerations, and Distributions and Income Taxes in the Prospectus, and Additional Income Tax Considerations in this Statement of Additional Information.)

OPTIONS ON SECURITIES AND INDEXES

     Each Fund may purchase and may sell both put options and call options on debt or other securities or indexes in standardized contracts traded on national securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ, and agreements, sometimes called cash puts, that may accompany the purchase of a new issue of bonds from a dealer.

     An option on a security (or index) is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on an individual security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

     A Fund will write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio.

     If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires, the Fund realizes a capital loss equal to the premium paid.

     Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

     A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

     A put or call option purchased by a Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

     Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities markets and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option, a Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

     If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     Each Fund may use interest rate futures contracts and index futures contracts. An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index /4/ at a specified price and time. A public market exists in futures contracts covering a number of indexes as well as the following financial instruments: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; and foreign currencies. It is expected that other futures contracts will be developed and traded.
--------------------
/4/ A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.
--------------------

     The Funds may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A Fund might, for example, use futures contracts to hedge against or gain exposure to fluctuations in the general level of security prices, anticipated changes in interest rates or currency fluctuations that might adversely affect either the value of the Fund's securities or the price of the securities that the Fund intends to purchase. Although other techniques could be used to reduce that Fund's exposure to security price, interest rate and currency fluctuations, the Fund may be able to achieve its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

     Each Fund will only enter into futures contracts and futures options that are standardized and traded on an exchange, board of trade, or similar entity, or quoted on an automated quotation system.

     The success of any futures transaction depends on the Adviser correctly predicting changes in the level and direction of security prices, interest rates, currency exchange rates and other factors. Should those predictions be incorrect, a Fund's return might have been better had the transaction not been attempted; however, in the absence of the ability to use futures contracts, the Adviser might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs.

     When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities or other securities acceptable to the broker ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin paid or received by a Fund does not represent a borrowing or loan by a Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous trading day. In computing daily net asset value, each Fund will mark-to-market its open futures positions.

     A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

     Although some futures contracts call for making or taking delivery of the underlying securities, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

RISKS ASSOCIATED WITH FUTURES

     There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In trying to increase or reduce market exposure, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the portfolio exposure sought. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and debt securities, including technical influences in futures trading and futures options and differences between the financial instruments and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

     There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

LIMITATIONS ON OPTIONS AND FUTURES

     If other options, futures contracts, or futures options of types other than those described herein are traded in the future, each Fund may also use those investment vehicles, provided the Board of Trustees determines that their use is consistent with the Fund's investment objective.

     A Fund will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the initial margin deposits for futures contracts held by that Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," /5/ would exceed 5% of the Fund's total assets.

     When purchasing a futures contract or writing a put on a futures contract, a Fund must maintain with its custodian (or broker, if legally permitted) cash or cash equivalents (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, the Fund similarly will maintain with its custodian cash or cash equivalents (including any margin) equal to the amount by which such option is in-the-money until the option expires or is closed out by the Fund.

     A Fund may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent the Fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

     In order to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid being deemed a "commodity pool operator," each Fund will use commodity futures or commodity options contracts solely for bona fide hedging purposes within the meaning and intent of Regulation 1.3(z), or, with respect to positions in commodity futures and commodity options contracts that do not come within the meaning and intent of 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the assets of a Fund, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into [in the case of an option that is in-the-money at
---------------
/5/ A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.
--------------
the time of purchase, the in-the-money amount (as defined in Section 190.01(x) of the Commission Regulations) may be excluded in computing such 5%].

     As long as a Fund continues to sell its shares in certain states, the Fund's options transactions will also be subject to certain non-fundamental investment restrictions set forth under Investment Restrictions in this Statement of Additional
Information.

TAXATION OF OPTIONS AND FUTURES

     If a Fund exercises a call or put option that it holds, the premium paid for the option is added to the cost basis of the security purchased (call) or deducted from the proceeds of the security sold (put). For cash settlement options and futures options exercised by a Fund, the difference between the cash received at exercise and the premium paid is a capital gain or loss.

     If a call or put option written by a Fund is exercised, the premium is included in the proceeds of the sale of the underlying security (call) or reduces the cost basis of the security purchased (put). For cash settlement options and futures options written by a Fund, the difference between the cash paid at exercise and the premium received is a capital gain or loss.

     Entry into a closing purchase transaction will result in capital gain or loss. If an option written by a Fund was in-the-money at the time it was written and the security covering the option was held for more than the long-term holding period prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term. The holding period of the securities covering an in-the-money option will not include the period of time the option is outstanding.

     A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of delivery notice date or expiration date. If a Fund delivers securities under a futures contract, the Fund also realizes a capital gain or loss on those securities.

     For federal income tax purposes, a Fund generally is required to recognize as income for each taxable year its net unrealized gains and losses as of the end of the year on options, futures and futures options positions ("year-end mark-to-market"). Generally, any gain or loss recognized with respect to such positions (either by year-end mark-to-market or by actual closing of the positions) is considered to be 60% long-term and 40% short-term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or buying put options (or futures put options) that are intended to hedge against a change in the value of securities held by a Fund: (1) will affect the holding period of the hedged securities; and (2) may cause unrealized gain or loss on such securities to be recognized upon entry into the hedge.

     In order for a Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies or other income (including but not limited to gains from options, futures, and forward contracts). In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Fund's annual gross income. Any net gain realized from futures (or futures options) contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held less than three months, the Fund may be required to defer the closing out of certain positions beyond the time when it would otherwise be advantageous to do so.

     Each Fund distributes to shareholders annually any net capital gains that have been recognized for federal income tax purposes (including year-end mark-to-market gains) on options and futures transactions. Such distributions are combined with distributions of capital gains realized on the Fund's other investments and shareholders are advised of the nature of the payments.

                   INVESTMENT RESTRICTIONS

     Each Fund operates under the following investment restrictions. A Fund may not:

     (1) invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to U.S. Government Securities and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

     (2) invest in a security if, with respect to 75% of the Fund's assets, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to U.S. Government Securities or repurchase agreements for such securities and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

     (3) invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

     (4) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

     (5) [Government Income Fund only] purchase or sell commodities or commodities contracts or oil, gas or mineral programs, except that it may enter into futures and options on futures; [Limited Maturity Income Fund, Intermediate Bond Fund and Income Fund only] purchase or sell commodities or commodities contracts or oil, gas or mineral programs, except that it may enter into (i) futures and options on futures and (ii) forward contracts;

     (6) purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures;

     (7) make loans to other persons, except that it reserves freedom of action, consistent with its other investment policies and restrictions, to (i) invest up to 100% of its net assets in debt obligations, including those which are either publicly offered or of a type customarily purchased by institutional investors, even though the purchase of such debt obligations may be deemed to be the making of loans, (ii) enter into repurchase agreements and (iii) lend portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);

     (8) borrow, except that it may (i) borrow up to 33 1/3% of its total assets, taken at market value at the time of such borrowing, as a temporary measure for extraordinary or emergency purposes but not to increase portfolio income (the total of reverse repurchase agreements and such borrowings will not exceed 33 1/3% of its total assets and it will not purchase additional securities at a time when its borrowings exceed 5% of its total assets) and (ii) enter into transactions in options, futures, and options on futures;

     (9) act as an underwriter of securities, except insofar as it may be deemed to be an "underwriter" for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund; or

     (10) issue any senior security except to the extent permitted under the Investment Company Act of 1940.

     For each Fund, the above restrictions are fundamental policies and may not be changed without the approval of a "majority of the outstanding voting securities" of the Fund, as previously defined herein. The policy on the scope of transactions involving lending of portfolio securities to broker-dealers and banks (as set forth herein under Investment
Techniques) is also a fundamental policy.

     Each Fund is also subject to the following restrictions and policies that may be changed by the Board of Trustees. Unless otherwise indicated, a Fund may not:/6/

     (A) invest for the purpose of exercising control or management;

     (B) purchase more than 3% of the stock of another investment company or purchase stock of other investment companies equal to more than 5% of the Fund's total assets (valued at time of purchase) in the case of any one other investment company and 10% of such assets (valued at time of purchase) in the case of all other investment companies in the aggregate; any such purchases are to be made in the open market where no profit to a sponsor or dealer results from the purchase, other than the customary broker's commission, except for securities acquired as part of a merger, consolidation or acquisition of assets;/7/


     (C) mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by it, except as may be necessary in connection with (i) borrowings permitted in (8) above and (ii) options, futures, and options on futures;


     (D) purchase or retain securities of any issuer if 5% of the securities of such issuer are owned by those officers and trustees or directors of the Trust or of its investment adviser who each own beneficially more than l/2 of 1% of its securities;

     (E) purchase portfolio securities for the Fund from, or sell portfolio securities to, any of the officers and directors or trustees of the Trust or of its investment adviser;

     (F) purchase shares of other open-end investment companies, except in connection with a merger, consolidation, acquisition, or reorganization;

     (G) invest more than 5% of its net assets (valued at time of investment) in warrants, nor more than 2% of its net assets in warrants which are not listed on the New York or American stock exchange;

     (H) purchase a put or call option if the aggregate premiums paid for all put and call options exceed 20% of its net assets (less the amount by which any such positions are in-the-money), excluding put and call options purchased as closing transactions;

     (I) write an option on a security unless the option is issued by the Options Clearing Corporation, an exchange, or similar entity;
------------------------
/6/ None of the following restrictions shall prevent a Fund from investing all or substantially all of its assets in another investment company having the same investment objective and substantially similar investment policies as the Fund.
/7/ The Funds have been informed that the staff of the Securities and Exchange Commission takes the position that the issuers of certain CMOs and certain other collateralized assets are investment companies and that subsidiaries of foreign banks may be investment companies for purposes of Section 12(d)(1) of the Investment Company Act of 1940, which limits the ability of one investment company to invest in another investment company. Accordingly, the Funds intend to operate within the applicable limitations under Section 12(d)(1)(A) of that Act.
----------------------

     (J) buy or sell an option on a security, a futures contract, or an option on a futures contract unless the option, the futures contract, or the option on the futures contract is offered through the facilities of a national securities association or listed on a national exchange or similar entity;

     (K) invest in limited partnerships in real estate unless they are readily marketable;

     (L) sell securities short unless (i) the Fund owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or (ii) the securities sold are "when issued" or "when distributed" securities which the Fund expects to receive in a recapitalization, reorganization, or other exchange for securities the Fund contemporaneously owns or has the right to obtain and provided that transactions in options, futures, and options on futures are not treated as short sales;

     (M) invest more than 5% of its total assets (taken at market value at the time of a particular investment) in securities of issuers (other than issuers of federal agency obligations or securities issued or guaranteed by any foreign country or asset-backed securities) that, together with any predecessors or unconditional guarantors, have been in continuous operation for less than three years ("unseasoned issuers");

     (N) [Government Income Fund, Intermediate Bond Fund and Income Fund only] invest more than 15% of its total assets (taken at market value at the time of a particular investment) in restricted securities, other than securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933; [Limited Maturity Income Fund only] invest more than 10% of its total assets (taken at market value at the time of a particular investment) in restricted securities, other than securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933;

     (O) invest more than 15% of its total assets (taken at market value at the time of a particular investment) in restricted securities /8/ and securities of unseasoned issuers; or

     (P) invest more than 10% of its net assets (taken at market value at the time of a particular investment) in illiquid securities, including repurchase agreements maturing in more than seven days.

            ADDITIONAL INVESTMENT CONSIDERATIONS

     The Adviser seeks to provide superior long-term investment results through a disciplined, research-intensive approach to investment selection and prudent risk management. It has worked to build wealth for generations by being guided by three primary objectives which it believes are the foundation of a successful investment program. These objectives are preservation of capital, limited volatility through managed risk, and consistent above-average returns.

--------------
/8/ As long as it is required to do so by the Ohio Division of Securities, the Trust will consider a security eligible for resale pursuant to Rule 144A under the Securities Act of 1933 to be a restricted security.

     Because every investor's needs are different, Stein Roe mutual funds are designed to accommodate different investment objectives, risk tolerance levels, and time horizons. In selecting a mutual fund, investors should ask the following questions:

What are my investment goals?
It is important to a choose a fund that has investment objectives compatible with your investment goal.

What is my investment time frame?
If you have a short investment time frame (e.g., less than three years), a mutual fund that seeks to provide a stable share price, such as a money market fund, or one that seeks capital preservation as one of its objectives may be appropriate. If you have a longer investment time frame, you may seek to maximize your investment returns by investing in a mutual fund that offers greater yield or appreciation potential in exchange for greater investment risk.

What is my tolerance for risk?
All investments, including those in mutual funds, have risks which will vary depending on investment objective and security type.
However, mutual funds seek to reduce risk through professional investment management and portfolio diversification.

     In general, equity mutual funds emphasize long-term capital appreciation and tend to have more volatile net asset values than bond or money market mutual funds. Although there is no guarantee that they will be able to maintain a stable net asset value of $1.00 per share, money market funds emphasize safety of principal and liquidity, but tend to offer lower income potential than bond funds. Bond funds tend to offer higher income potential than money market funds but tend to have greater risk of principal and yield volatility.

                   PURCHASES AND REDEMPTIONS

     Purchases and redemptions are discussed in the Prospectus under the headings How to Purchase Shares, How to Redeem Shares, Net Asset Value, and Shareholder Services, and that information is incorporated herein by reference. The Prospectus discloses that you may purchase (or redeem) shares through investment dealers, banks, or other institutions. It is the responsibility of any such institution to establish procedures insuring the prompt transmission to the Trust of any such purchase order. The state of Texas has asked that the Trust disclose in its Statement of Additional Information, as a reminder to any such bank or institution, that it must be registered as a dealer in Texas.

     Each Fund's net asset value is determined on days on which the New York Stock Exchange (the "NYSE") is open for trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving, and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Board of Trustees, net asset value of a Fund should be determined on any such day, in which case the determination will be made at 3:00 p.m., Chicago time.

     The Trust reserves the right to suspend or postpone redemptions of shares of any Fund during any period when: (a) trading on the NYSE is restricted, as determined by the Securities and Exchange Commission, or the NYSE is closed for other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets of such Fund not reasonably practicable.

     The Trust intends to pay all redemptions in cash and is obligated to redeem shares of a Fund solely in cash up to the lesser of $250,000 or one percent of the net assets of that Fund during any 90-day period for any one shareholder. However, redemptions in excess of such limit may be paid wholly or partly by a distribution in kind of securities. If redemptions were made in kind, the redeeming shareholders might incur transaction costs in selling the securities received in the redemptions.

     Due to the relatively high cost of maintaining smaller accounts, the Trust reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the investor) if at any time the shares in the account do not have a value of at least $1,000. An investor will be notified that the value of his account is less than the minimum and allowed at least 30 days to bring the value of the account up to at least $1,000 before the redemption is processed. The Agreement and Declaration of Trust also authorizes the Trust to redeem shares under certain other circumstances as may be specified by the Board of Trustees.

                              MANAGEMENT

     The following table sets forth certain information with respect to trustees and officers.

                          POSITION(S) HELD          PRINCIPAL OCCUPATION(S)
NAME                 AGE  WITH THE TRUST            DURING PAST FIVE YEARS
-------------------- ---  ----------------------    --------------------------------------------------------
Gary A. Anetsberger   39  Senior Vice-President     Vice-President of Stein Roe & Farnham Incorporated (the
                                                    "Adviser") since January, 1991; associate of the Adviser
                                                    prior thereto

Timothy K. Armour     47  President; Trustee        President of the Mutual Funds division of the Adviser and
   (1)(2)                                           director of the Adviser since June, 1992; senior vice
                                                    president and director of marketing of Citibank Illinois
                                                    prior thereto

Jilaine Hummel Bauer  40  Executive Vice-President; Senior Vice President (since April, 1992) and Assistant
                            Secretary               Secretary  of the Adviser; vice president of the Adviser
                                                    prior thereto

Ann H. Benjamin       37  Vice-President            Senior Vice President of the Adviser since July, 1994; vice president of the Adviser from January, 1992 to July, 1994;
                                                    associate of the Adviser prior thereto

Kenneth L. Block (3)  75  Trustee                   Chairman Emeritus of A. T. Kearney, Inc. (international
                                                    management consultants)

William W. Boyd (3)   69  Trustee                   Chairman and Director of Sterling Plumbing Group, Inc.
                                                    (manufacturer of plumbing products) since 1992; chairman,
                                                    president, and chief executive officer of Sterling Plumbing
                                                    Group, Inc. prior thereto

Thomas W. Butch       38  Vice-President            Senior Vice President of the Adviser since September, 1994;
                                                    first vice president, corporate communications, of Mellon
                                                    Bank Corporation prior thereto

N. Bruce Callow       49  Executive Vice-President  President of the Investment Counsel division of the Adviser since June, 1994; senior vice president of trust and
                                                    financial services for The Northern Trust prior thereto

Lindsay Cook (1)      43  Trustee                   Senior Vice President of Liberty Financial Companies, Inc.
                                                    (the indirect parent of the Adviser)

Philip D. Hausken     37  Vice-President            Corporate Counsel for the Adviser since July, 1994; assistant regional director, midwest regional office of the Securities and Exchange Commission prior thereto

Michael T. Kennedy    33  Vice-President            Senior Vice President of the Adviser since October, 1994;
                                                    vice president of the Adviser from January, 1992 to October,
                                                    1994; associate of the Adviser prior thereto

Stephen P. Lautz      38  Vice-President            Vice President of the Adviser since May, 1994; associate of the Adviser prior thereto

Steven P. Luetger     41  Vice-President            Senior Vice President of the Adviser

Lynn C. Maddox        54  Vice-President            Senior Vice President of the Adviser

Anne E. Marcel        37  Vice-President            Manager, Mutual Fund Sales & Services of the Adviser since
                                                    October, 1994; supervisor of the Counselor Department of the
                                                    Adviser from October, 1992 to October, 1994; vice president of Selected Financial Services from May, 1990 to March, 1992

Francis W. Morley     75  Trustee                   Chairman of Employer Plan Administrators and Consultants Co.
  (2)(3)                                            (designer, administrator, and communicator of employee
                                                    benefit plans)

Jane M. Naeseth       45  Vice-President            Senior Vice President of the Adviser since January, 1991;
                                                    vice president of the Adviser prior thereto

Charles R. Nelson (3) 53  Trustee                   Van Voorhis Professor of Political Economy of the University
                                                    of Washington


Nicolette D. Parrish  45  Vice-President;           Senior Compliance Administrator for the Adviser since November
                           Assistant Secretary      1995; senior legal assistant prior thereto


Sharon R. Robertson   33  Controller                Accounting Manager for the Adviser's Mutual Funds division

Janet B. Rysz         40  Assistant Secretary       Assistant Secretary of the Adviser

Thomas P. Sorbo       34  Vice-President            Senior Vice President of the Adviser since January, 1994;
                                                    vice president of the Adviser from September, 1992 to
                                                    December, 1993; associate of Travelers Insurance Company
                                                    prior thereto

Gordon R. Worley (3)  76  Trustee                   Private investor

Hans P. Ziegler       54  Executive Vice-President  Chief Executive Officer of the Adviser since May, 1994;
                                                    president of the Investment Counsel division of the Adviser from July, 1993 to June, 1994; president and chief executive officer, Pitcairn Financial Management Group prior thereto


Margaret O. Zwick     29  Treasurer                 Compliance Manager for the Adviser's Mutual Funds
                                                    division since August, 1995; Compliance Accountant,
                                                    January 1995 to July 1995; Section Manager, January 1994
                                                    to January 1995; Supervisor, February 1990 to
                                                    December 1993

______________________
(1) Trustee who is an "interested person" of the Trust and of the Adviser, as defined in the Investment Company Act of 1940.
(2) Member of the Executive Committee of the Board of Trustees, which is authorized to exercise all powers of the Board with certain statutory exceptions.
(3) Member of the Audit Committee of the Board, which makes recommendations to the Board regarding the selection of auditors and confers with the auditors regarding the scope and results of the audit.

     Certain of the trustees and officers of the Trust are trustees or officers of other investment companies managed by the Adviser. Ms. Bauer and Mr. Cook are also vice presidents of the Funds' distributor, Liberty Securities Corporation. The address of Mr. Block is 11 Woodley Road, Winnetka, Illinois 60093; that of Mr. Boyd is 2900 Golf Road, Rolling Meadows, Illinois 60008; that of Mr. Cook is 600 Atlantic Avenue, Boston, Massachusetts 02210; that of Mr. Morley is 20 North Wacker Drive, Suite 2275, Chicago, Illinois 60606; that of Mr. Nelson is Department of Economics, University of Washington, Seattle, Washington 98195; that of Mr. Worley is 1407 Clinton Place, River Forest, Illinois 60305; and that of the officers is One South Wacker Drive, Chicago, Illinois 60606.

     Officers and trustees affiliated with the Adviser serve without any compensation from the Trust. In compensation for their services to the Trust, trustees who are not "interested persons" of the Trust or the Adviser are paid an annual retainer of $8,000 (divided equally among the Funds of the Trust) plus an attendance fee from each Fund for each meeting of the Board or committee thereof attended at which business for that Fund is conducted. The attendance fees (other than for a Nominating Committee meeting) are based on each Fund's net assets as of the preceding December 31. For a Fund with net assets of less than $251 million, the fee is $200 per meeting; with $251 million to $500 million, $350; with $501 million to $750 million, $500; with $750 million to $1 billion, $650; and with over $1 billion in net assets, $800. Each non-interested trustee also receives an aggregate of $500 for attending each meeting of the Nominating Committee. The Trust has no retirement or pension plans. The following table sets forth compensation paid by the Trust during the fiscal year ended June 30, 1995 to each of the trustees:

                  Aggregate       Total Compensation Paid to
                  Compensation    Trustees from the Trust and
Name of Trustee   from the Trust  the Stein Roe Fund Complex*
---------------   --------------  ---------------------------
Timothy K. Armour      -0-                   -0-
Lindsay Cook           -0-                   -0-
Kenneth L. Block      $23,350              $74,850
William W. Boyd        15,900               48,200
Francis W. Morley      23,350               76,400
Charles R. Nelson      23,350               77,200
Gordon R. Worley       23,350               74,850
_______________
 * During this period, the Stein Roe Fund Complex consisted of the six series of the Trust, four series of Stein Roe Municipal Trust, eight series of Stein Roe Investment Trust, and one series of SR&F Base Trust.

                      FINANCIAL STATEMENTS

     Please refer to the Funds' 6/30/95 Financial Statements (balance sheets and schedules of investments as of 6/30/95 and the statements of operations, changes in net assets, and notes thereto) and the report of independent auditors contained in the 6/30/95 Annual Report of the Funds. The Financial Statements and the report of independent auditors (but no other material from the Annual Report) are incorporated herein by reference. The Annual Report may be obtained at no charge by telephoning 800-338-2550.

                     PRINCIPAL SHAREHOLDERS

     As of August 1, 1995, the only persons known by the Trust to own of record or "beneficially" 5% or more of outstanding shares of any Fund within the definition of that term as contained in Rule 13d-3 under the Securities Exchange Act of 1934 was as follows:
                                                 APPROXIMATE %
                                                 OF OUTSTANDING
NAME AND ADDRESS                   FUND          SHARES HELD
----------------------   ----------------------- --------------
First Bank National      Limted Maturity Income
  Association*                  Fund                 18.7%
410 N. Michigan Avenue   Government Income Fund      29.4
Chicago, IL 60611        Intermediate Bond Fund      21.0
                         Income Fund                 23.4

Charles Schwab & Co.,    Government Incme Fund        7.9
  Inc.*                  Intermediate Bond Fund      26.9
Attn: Mutual Fund Dept.  Income Fund                 14.4
101 Montgomery Street
San Francisco, CA  94104

Dunspaugh-Dalton         Government Income Fund       5.8
 Foundation Inc.
9040 Sunset Drive
Miami FL  33173

Priests of the Sacred    Limited Maturity Income
 Heart                      Fund                      5.3
P.O. Box 289
Hales Corners, WI  53130

Trustees, Liberty        Limited Maturity Income
 Financial Companies        Fund                      5.3
 Pension Plan & Trust
U/A/D 12/7/92
600 Atlantic Avenue
Boston, MA  02210
___________________
*Shares held of record, but not beneficially.

     The following table shows shares of the Funds held by the categories of persons indicated, and in each case the approximate percentage of outstanding shares represented:

                       CLIENTS OF THE
                       ADVISER IN THEIR       TRUSTEEES AND
                       CLIENT ACCOUNTS        OFFICERS AS OF
                       AS OF 7/31/95*            7/31/95
                      --------------------  --------------------
                      Shares Held  Percent  Shares Held  Percent
                      -----------  -------  -----------  -------
Limited Maturity
 Income Fund           1,383,235   46.6%       33,046     1.1%
Government Income Fund   820,214   21.4        29,261     **
Intermediate Bond Fund 9,337,255   26.3        67,838     **
Income Fund            6,932,040   39.9        60,807     **
______________
  *The Adviser may have discretionary authority over such shares and, accordingly, they could be deemed to be owned "beneficially" by the Adviser under Rule 13d-3. However, the Adviser disclaims actual beneficial ownership of such shares.
**Represents less than 1% of the outstanding shares.

                 INVESTMENT ADVISORY SERVICES

     Stein Roe & Farnham Incorporated, investment adviser to the Funds, is a wholly owned subsidiary of SteinRoe Services Inc. ("SSI"), the Funds' transfer agent, which is a wholly owned subsidiary of Liberty Financial Companies, Inc., which is a majority-owned subsidiary of Liberty Mutual Equity Corporation, which is a wholly owned subsidiary of Liberty Mutual Insurance Company ("Liberty Mutual"). Liberty Mutual is a mutual insurance company, principally in the property/casualty insurance field, organized under the laws of Massachusetts in 1912.

     The directors of the Adviser are Gary L. Countryman, Kenneth
R. Leibler, Timothy K. Armour, N. Bruce Callow, and Hans P. Ziegler. Mr. Countryman is Chairman and Chief Executive Officer of Liberty Mutual Insurance Company; Mr. Leibler is President and Chief Executive Officer of Liberty Financial Companies; Mr. Armour is President of the Adviser's Mutual Funds division; Mr. Callow is President of the Adviser's Investment Counsel division; and Mr. Ziegler is Chief Executive Officer of the Adviser. The business address of Mr. Countryman is 175 Berkeley Street, Boston, Massachusetts 02117; that of Mr. Leibler is Federal Reserve Plaza, Boston, Massachusetts 02210; that of Messrs. Armour, Callow, and Ziegler is One South Wacker Drive, Chicago, Illinois 60606.

     The Adviser and its predecessor have been providing investment advisory services since 1932. The Adviser acts as investment adviser to wealthy individuals, trustees, pension and profit sharing plans, charitable organizations, and other institutional investors. As of June 30, 1995, the Adviser managed over $22.4 billion in assets: over $4.9 billion in equities and over $17.5 billion in fixed-income securities (including $2.3 billion in municipal securities). The $22.4 billion in managed assets included over $5.5 billion held by open-end mutual funds managed by the Adviser (approximately 21% of the mutual fund assets were held by clients of the Adviser). These mutual funds were owned by over 148,000 shareholders. The $5.5 billion in mutual fund assets included over $550 million in over 33,000 IRA accounts. In managing those assets, the Adviser utilizes a proprietary computer-based information system that maintains and regularly updates information for approximately 6,500 companies. The Adviser also monitors over 1,400 issues via a proprietary credit analysis system. At June 30, 1995, the Adviser employed approximately 17 research analysts and 34 account managers. The average investment-related experience of these individuals was 19 years.

     Stein Roe Counselor [service mark] and Stein Roe Counselor Preferred [service mark] are professional investment advisory services offered by the Adviser to Fund shareholders. Each is designed to help shareholders construct Fund investment portfolios to suit their individual needs. Based on information shareholders provide about their financial goals and objectives in response to a questionnaire, the Adviser's investment professionals create customized portfolio recommendations. Shareholders participating in Stein Roe Counselor [service mark] are free to self direct their investments while considering the Adviser's recommendations; shareholders participating in Stein Roe Counselor Preferred [service mark] enjoy the added benefit of having the Adviser implement portfolio recommendations automatically for a fee of 1% or less, depending on the size of their portfolios. In addition to reviewing shareholders' goals and objectives periodically and updating portfolio recommendations to reflect any changes, the Adviser provides shareholders participating in these programs with a dedicated Counselor [service mark] representative. Other distinctive services include specially designed account statements with portfolio performance and transaction data, newsletters, and regular investment, economic, and market updates. A $50,000 minimum investment is required to participate in either program.

     Please refer to the description of the Adviser, advisory agreements, advisory fees, expense limitations, and transfer agency services under Fee Table and Management of the Funds in the Prospectus, which is incorporated herein by reference. The table below shows gross advisory fees paid by the Funds and any expense reimbursements by the Adviser to them, which are described in the
Prospectus:

                                       YEAR        YEAR        YEAR
                        TYPE OF        ENDED       ENDED       ENDED
    FUND                PAYMENT        6/30/95     6/30/94     6/30/93
--------------          ------------   ----------  ----------  ----------

Limited Maturity        Advisory fee   $  172,301  $ 154,386   $  8,543
 Income   Fund          Reimbursement     234,580    178,477     45,317
Government Income Fund  Advisory fee      253,463    338,576    365,973
                        Reimbursement      38,282         --         --
Intermediate Bond Fund  Advisory fee    1,491,075  1,579,884  1,399,017
                        Reimbursement      25,687         --         --
Income Fund             Advisory fee    1,011,101  1,004,273    810,495
                        Reimbursement      48,232     14,043         --

     The Adviser provides office space and executive and other personnel to the Funds and bears any sales or promotional expenses. Each Fund pays all expenses other than those paid by the Adviser, including but not limited to printing and postage charges and securities registration and custodian fees and expenses incidental to its organization.

     Each Fund's advisory agreement provides that the Adviser shall reimburse the Fund to the extent that total annual expenses of the Fund (including fees paid to the Adviser, but excluding taxes, interest, brokers' commissions and other normal charges incident to the purchase and sale of portfolio securities, and expenses of litigation to the extent permitted under applicable state law) exceed the applicable limits prescribed by any state in which shares of such Fund are being offered for sale to the public; however, such reimbursement for any fiscal year will not exceed the amount of the advisory fees paid by such Fund for such year. The Trust believes that currently the most restrictive state limit on expenses is that of California, which limit currently is 2 1/2% of the first $30 million of average net assets, 2% of the next $70 million, and 1 1/2% thereafter. In addition, in the interest of further limiting the Funds' expenses, the Adviser may voluntarily waive its management fee and/or absorb certain expenses for a Fund, as described in the Prospectus. Any such reimbursements will enhance the yields of such Fund.

     The advisory agreement of each Fund also provides that neither the Adviser nor any of its directors, officers, stockholders (or partners of stockholders), agents, or employees shall have any liability to the Trust or any shareholder of the Fund for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by the Adviser of its duties under the advisory agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on the Adviser's part in the performance of its duties or from reckless disregard by the Adviser of the Adviser's obligations and duties under the advisory agreement.

     Any expenses that are attributable solely to the organization, operation, or business of a Fund shall be paid solely out of that Fund's assets. Any expenses incurred by the Trust that are not solely attributable to a particular Fund are apportioned in such manner as the Adviser determines is fair and appropriate, unless otherwise specified by the Board of Trustees.

BOOKKEEPING AND ACCOUNTING AGREEMENT

     Pursuant to a separate agreement with the Trust, the Adviser receives a fee for performing certain bookkeeping and accounting services for each Fund. For these services, the Adviser receives an annual fee of $25,000 per Fund plus .0025 of 1% of average net assets over $50 million. During the fiscal year ended June 30, 1995, the Adviser received aggregate fees of $114,541 from the Trust for services performed under this agreement.

                             DISTRIBUTOR

     Shares of the Funds are distributed by Liberty Securities Corporation ("LSC"), under a Distribution Agreement as described under Management of the Funds in the Prospectus, which is incorporated herein by reference. The Distribution Agreement continues in effect from year to year, provided such continuance is approved annually (i) by a majority of the trustees or by a majority of the outstanding voting securities of the Trust, and
(ii) by a majority of the trustees who are not parties to the Agreement or interested persons of any such party. The Trust has agreed to pay all expenses in connection with registration of its shares with the Securities and Exchange Commission and auditing and filing fees in connection with registration of its shares under the various state blue sky laws and assumes the cost of preparation of prospectuses and other expenses. The Adviser bears all sales and promotional expenses, including payments to LSC for the sales of Fund shares. The Adviser also makes payments to other broker-dealers, banks, and other institutions for the sales of Fund shares in amounts up to 0.25% of the annual average value of accounts of such shares.

     As agent, LSC offers shares of each Fund to investors in states where the shares are qualified for sale, at net asset value, without sales commissions or other sales load to the investor. No sales commission or "12b-1" payment is paid by any Fund. LSC offers the Funds' shares only on a best-efforts basis.

                          TRANSFER AGENT

     SSI performs certain transfer agency services for the Trust, as described under Management of the Funds in the Prospectus. For performing these services, SSI receives from each Fund a fee based on an annual rate of 0.15 of 1% of the Fund's average daily net assets. Prior to May 1, 1995, SSI received the following payments from each of the Funds: (1) a fee of $4.00 for each new account opened; (2) monthly payments of $1.466 per open shareholder account; (3) payments of $0.611 per closed shareholder account for each month through June of the calendar year following the year in which the account is closed; (4) $0.3025 per shareholder account for each dividend paid; and (5) $1.415 for each shareholder-initiated transaction. The Board of Trustees believes the charges by SSI to the Funds are comparable to those of other companies performing similar services. (See Investment Advisory Services.)

                           CUSTODIAN

     State Street Bank and Trust Company (the "Bank"), 225 Franklin Street, Boston, Massachusetts 02101, is the custodian for the Trust. It is responsible for holding all securities and cash of the Funds, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Funds, and performing other administrative duties, all as directed by authorized persons. The custodian does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds.

     Portfolio securities purchased in the U.S. are maintained in the custody of the Bank or of other domestic banks or depositories. Portfolio securities purchased outside of the U.S. are maintained in the custody of foreign banks and trust companies that are members of the Bank's Global Custody Network, and foreign depositories ("foreign sub-custodians"). Each of the domestic and foreign custodial institutions holding portfolio securities has been approved by the Board of Trustees in accordance with regulations under the Investment Company Act of 1940.

     The Board of Trustees of the Trust reviews, at least annually, whether it is in the best interest of each Fund and its shareholders to maintain assets in each custodial institution. However, with respect to foreign sub-custodians, there can be no assurance that a Fund, and the value of its shares, will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign sub-custodians, difficulties and costs of obtaining jurisdiction over, or enforcing judgments against, the foreign sub-custodians, or application of foreign law to a Fund's foreign sub-custodial arrangements. Accordingly, an investor should recognize that the non-investment risks involved in holding assets abroad are greater than those associated with investing in the United States.

     The Funds may invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

                      INDEPENDENT AUDITORS

     The independent auditors for the Trust are Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606. The independent auditors audit and report on the Funds' annual financial statements, review certain regulatory reports and the Funds' federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Trust.

                    PORTFOLIO TRANSACTIONS

     The Adviser places the orders for the purchase and sale of portfolio securities and options and futures contracts for the Funds. Purchases and sales of portfolio securities are ordinarily transacted with the issuer or with a primary market maker acting as principal or agent for the securities on a net basis, with no brokerage commission being paid by a Fund. Transactions placed through dealers reflect the spread between the bid and asked prices. Occasionally, a Fund may make purchases of underwritten issues at prices that include underwriting discounts or selling concessions.

     The Adviser's overriding objective in effecting portfolio transactions is to seek to obtain the best combination of price and execution. The best net price, giving effect to transaction charges, if any, and other costs, normally is an important factor in this decision, but a number of other judgmental factors may also enter into the decision. These include: the Adviser's knowledge of current transaction costs; the nature of the security being traded; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular security;

confidentiality; the execution, clearance and settlement capabilities of the broker or dealer selected and others that are considered; the Adviser's knowledge of the financial stability of the broker or dealer selected and such other brokers or dealers; and the Adviser's knowledge of actual or apparent operational problems of any broker or dealer. Recognizing the value of these factors, a Fund may incur a transaction charge in excess of that which another broker or dealer may have charged for effecting the same transaction. Evaluations of the reasonableness of the costs of portfolio transactions, based on the foregoing factors, are made on an ongoing basis by the Adviser's staff and reports are made annually to the Board of Trustees.

     With respect to issues of securities involving brokerage commissions, when more than one broker or dealer is believed to be capable of providing the best combination of price and execution with respect to a particular portfolio transaction for a Fund, the Adviser often selects a broker or dealer that has furnished it with research products or services such as research reports, subscriptions to financial publications and research compilations, compilations of securities prices, earnings, dividends and similar data, and computer databases, quotation equipment and services, research-oriented computer software and services, and services of economic and other consultants. Selection of brokers or dealers is not made pursuant to an agreement or understanding with any of the brokers or dealers; however, the Adviser uses an internal allocation procedure to identify those brokers or dealers who provide it with research products or services and the amount of research products or services they provide, and endeavors to direct sufficient commissions generated by its clients' accounts in the aggregate, including the Funds, to such brokers or dealers to ensure the continued receipt of research products or services the Adviser feels are useful. In certain instances, the Adviser receives from brokers and dealers products or services which are used both as investment research and for administrative, marketing, or other non-research purposes. In such instances, the Adviser makes a good faith effort to determine the relative proportions of such products or services which may be considered as investment research. The portion of the costs of such products or services attributable to research usage may be defrayed by the Adviser (without prior agreement or understanding, as noted above) through brokerage commissions generated by transactions of clients (including the Funds), while the portions of the costs attributable to non-research usage of such products or services is paid by the Adviser in cash. No person acting on behalf of a Fund is authorized, in recognition of the value of research products or services, to pay a price in excess of that which another broker or dealer might have charged for effecting the same transaction. Research products or services furnished by brokers and dealers through whom transactions are effected may be used in servicing any or all of the clients of the Adviser and not all such research products or services are used in connection with the management of such Fund.

     The Board has reviewed the legal developments pertaining to and the practicability of attempting to recapture underwriting discounts or selling concessions when portfolio securities are purchased in underwritten offerings. The Board has been advised by counsel that recapture by a mutual fund currently is not permitted under the Rules of Fair Practice of the National Association of Securities Dealers ("NASD"). Therefore, except with respect to purchases by the Income Fund of municipal securities which are not subject to NASD Rules, the Funds will not attempt to recapture underwriting discounts or selling concessions. If the Income Fund were to purchase municipal securities, it would attempt to recapture selling concessions included in prices paid by the Income Fund in underwritten offerings; however, the Adviser would not be able to negotiate discounts from the fixed offering price for those issuers for which there is a strong demand, and will not allow the failure to obtain a discount to prejudice its ability to purchase an issue for the Income Fund.

     The following table shows any commissions paid by the Funds on futures transactions during the past three fiscal years. The
Funds did not pay commissions on any other transactions.

                                  Limited   Inter-            Govern-
                                  Maturity  mediate           ment
                                  Income    Bond     Income   Income
                                  Fund      Fund     Fund     Fund
                                  --------  -------  -------  --------
Total brokerage commissions paid
 during year ended 6/30/95         -0-     $25,000    -0-     $7,625
Number of futures contracts        -0-       1,000    -0-        305
Total brokerage commissions paid
 during year ended 6/30/94         -0-     $32,900    -0-     $5,002
Total brokerage commissions paid
 during year ended 6/30/93         -0-      $6,020    -0-     $1,905

     The Trust has arranged for its custodian to act as a soliciting dealer to accept any fees available to the custodian as a soliciting dealer in connection with any tender offer for portfolio securities. The custodian will credit any such fees received against its custodial fees.

     During the last fiscal year, certain Funds held securities of one or more of their regular broker-dealers or the parent of such broker or dealer that derive more than 15% of gross revenue from securities-related activities. Such holdings were as follows at
June 30, 1995:
                                                        Amount of
Fund                      Broker-Dealer               Securities Held
------------------------  --------------------------- ---------------
Limited Maturity Income
  Fund                    Lehman Brothers Holdings Inc. $   978,640
Limited Maturity Income
  Fund                    Salomon Inc.                      985,420
Intermediate Bond Fund    Lehman Brothers Holdings Inc.   3,044,310
Intermediate Bond Fund    Merrill Lynch                   1,338,233
Intermediate Bond Fund    Kidder Peabody                  3,797,535
Intermediate Bond Fund    Prudential Home Mortgage
                             Financial Company            6,383,860
Income Fund               Goldman Sachs                   1,942,400

                 ADDITIONAL INCOME TAX CONSIDERATIONS

     Each Fund intends to comply with the special provisions of the Internal Revenue Code that relieve it of federal income tax to the extent of its net investment income and capital gains currently distributed to shareholders.

     Because capital gain distributions reduce net asset value, if a shareholder purchases shares shortly before a record date, he will, in effect, receive a return of a portion of his investment in such distribution. The distribution would nonetheless be taxable to him, even if the net asset value of shares were reduced below his cost. However, for federal income tax purposes the shareholder's original cost would continue as his tax basis.

     Each Fund expects that none of its dividends will qualify for the deduction for dividends received by corporate shareholders.

                      INVESTMENT PERFORMANCE

     A Fund may quote yield figures from time to time. The "Yield" of a Fund is computed by dividing the net investment income per share earned during a 30-day period (using the average number of shares entitled to receive dividends) by the net asset value per share on the last day of the period. The Yield formula provides for semiannual compounding which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period. For a given period, an "Average Annual Total Return" may be computed by finding the average annual compounded rate that would equate a hypothetical initial amount invested of $1,000 to the ending redeemable value.


     The Yield formula is as follows:  YIELD = 2[((a-b/cd) +1)6 -1].

   Where:   a   =   dividends and interest earned during the period
                .   (For this purpose, the Fund will recalculate the
                    yield to maturity based on market value of each
                    portfolio security on each business day on which net
                    asset value is calculated.)
            b   =   expenses accrued for the period (net of
                    reimbursements).
            c   =   the average daily number of shares outstanding
                    during the period that were entitled to receive
                    dividends.
            d   =   the net asset value of the Fund.

     For example, the Yields of the Funds for the 30-day period ended June 30, 1995 were:

      Limited Maturity Income Fund Yield   =   4.95%
      Government Income Fund Yield         =   6.10%
      Intermediate Bond Fund Yield         =   6.06%
      Income Fund Yield                    =   6.66%

     Each Fund may quote total return figures from time to time.
A "Total Return" on a per share basis is the amount of dividends received per share plus or minus the change in the net asset value per share for a period. A "Total Return Percentage" may be calculated by dividing the value of a share at the end of a period (including reinvestment of distributions) by the value of the share at the beginning of the period and subtracting one.

     Average Annual Total Return is computed as follows:  ERV = P(1+T)n

   Where:   P   =   a hypothetical initial payment of $1,000
            T   =   average annual total return
            n   =   number of years
          ERV   =   ending redeemable value of a hypothetical $1,000
                    payment made at the beginning of the period at the end of the period (or fractional portion thereof).

     For example, for a $1,000 investment in a Fund, the "Total
Return," the "Total Return Percentage," and the "Average Annual
Total Return" at June 30, 1995 were:

                                                         AVERAGE
                                             TOTAL       ANNUAL
                                             RETURN      TOTAL
                              TOTAL RETURN   PERCENTAGE  RETURN
                              ------------   ----------  ------
Limited Maturity Income Fund
     1 year                     1,070         6.96%       6.96%
     Life of Fund*              1,092         9.22        3.90

Government Income Fund
     1 year                     1,109        10.94       10.94
     5 years                    1,482        48.18        8.18
     *Life of Fund              2,003       100.33        7.74

Intermediate Bond Fund
     1 year                     1,101        10.11       10.11
     5 years                    1,529        52.87        8.86
     10 years                   2,408       140.80        9.19

Income Fund
     1 year                     1,128        12.79       12.79
     5 years                    1,618        61.84       10.11
     *Life of Fund              2,224       122.24        8.95
_________________________
*Life of Fund is from its commencement of operations: 3/11/93 for Limited Maturity Income Fund and 3/5/86 for Government Income Fund and Income Fund.

     Investment performance figures assume reinvestment of all dividends and distributions and do not take into account any federal, state, or local income taxes which shareholders must pay on a current basis. They are not necessarily indicative of future results. The performance of a Fund is a result of conditions in the securities markets, portfolio management, and operating expenses. Although investment performance information is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

     In advertising and sales literature, a Fund may compare its yield and performance with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes or averages differs from that of the Funds. Comparison of a Fund to an alternative investment should be made with consideration of differences in features and expected performance.

     All of the indexes and averages noted below will be obtained from the indicated sources or reporting services, which the Funds believe to be generally accurate. A Fund may also note its mention in newspapers, magazines, or other media from time to time. However, the Funds assume no responsibility for the accuracy of such data. Newspapers and magazines that might mention the Funds include, but are not limited to, the following:

Architectural Digest
Arizona Republic
Atlanta Constitution
Barron's
Boston Herald
Business Week
Chicago Tribune
Chicago Sun-Times
Cleveland Plain Dealer
CNBC
Crain's Chicago Business
Consumer Reports
Consumer Digest
Financial World
Forbes
Fortune
Fund Action
Gourmet
Investor's Business Daily
Kiplinger's Personal Finance Magazine
Knight-Ridder
Los Angeles Times
Money
Mutual Fund Letter
Mutual Fund News Service
Mutual Fund Values (Morningstar)
Newsweek
The New York Times
No-Load Fund Investor
Pension World
Pensions and Investment
Personal Investor
Physicians Financial News
Jane Bryant Quinn (syndicated column)
The San Francisco Chronicle
Smart Money
Smithsonian
Stanger's Investment Adviser
Time
Travel & Leisure
United Mutual Fund Selector
USA Today
U.S. News and World Report
The Wall Street Journal
Working Women
Worth
Your Money

     All of the Funds may compare their performance to the Consumer Price Index (All Urban), a widely-recognized measure of inflation.

     A Fund's performance may be compared to the following as indicated below:

BENCHMARK                                             FUND(S)
Donoghue's Money Fund Averages/Aggressive             Limited Maturity Income Fund
Donoghue's Money Fund Averages/All Taxable            Limited Maturity Income Fund
Donoghue's Money Fund Averages/Government             Limited Maturity Income Fund
Donoghue's Money Fund Averages--Prime                 Limited Maturity Income Fund
Donoghue's Money Fund Averages--Prime and Eurodollar  Limited Maturity Income Fund
Donoghue's Money Fund Averages--Prime,
  Eurodollar, and Yankeedollar                        Limited Maturity Income Fund
Donoghue's Money Fund Averages--Taxable
 (includes the previous four categories)              Limited Maturity Income Fund
Donoghue's Money Fund Averages--U.S. Government
  & Agencies                                          Limited Maturity Income Fund
Donoghue's Money Fund Averages--U.S. Treasury         Limited Maturity Income Fund
ICD All Long-Term Fixed Income Funds Average          All Funds
ICD All Taxable Short-Term Fund Average               Limited Maturity Income Fund


ICD Government Securities Average                     Limited Maturity Income Fund, Government Income Fund
ICD Government Securities Index                       Limited Maturity Income Fund, Government Income Fund
ICD High Quality Bond Funds Average                   Limited Maturity Income Fund, Intermediate Bond Fund,
                                                      Income Fund
ICD High-Yield Bond Funds Average                     Income Fund
ICD Income Funds Index                                All Funds
ICD Money Market Government Securities Average        Limited Maturity Income Fund
ICD Money Market Taxable Funds Average                Limited Maturity Income Fund
ICD Taxable Bond Fund Average                         All Funds
Lehman Brothers One-to-Three-Year Government Index    Limited Maturity Income Fund
Lipper All Long-Term Fixed Income Funds Average       All Funds
Lipper Corporate Bond Funds (A Rated) Average         Limited Maturity Income Fund, Intermediate Bond Fund
Lipper Corporate Bond Funds (BBB Rated) Average       Limited Maturity Income Fund, Income Fund
Lipper High Current Yield Funds Average               Income Fund
Lipper Intermediate-Term (5-10 Year) Investment
  Grade Debt Funds Average                            Limited Maturity Income Fund, Intermediate Bond Fund
Lipper Long-Term Taxable Bond Funds Average           All Funds
Lipper Money Market Instrument Funds Average          Limited Maturity Income Fund
Lipper Short-Term (1-3 Year) Investment Grade Debt
  Funds Average                                       Limited Maturity Income Fund
Lipper Short-Term (1-3 Year) U.S. Government Debt
  Funds Average                                       Limited Maturity Income Fund
Lipper Short-Term Income Fund Average                 Limited Maturity Income Fund
Lipper Short-Term U.S. Government Funds Average       Limited Maturity Income Fund
Lipper U.S. Government Funds Average                  Limited Maturity Income Fund, Government Income Fund
Merrill Lynch Corporate and Government Master Index   All Funds
Merrill Lynch High-Yield Master Index                 Income Fund
Merrill Lynch Mortgage Master Index                   Limited Maturity Income Fund, Government Income Fund
Merrill Lynch One-to-Three-Year Government Index      Limited Maturity Income Fund
Morningstar All Long-Term Fixed Income Funds Average  All Funds
Morningstar Corporate Bond (General) Average          Limited Maturity Income Fund, Income Fund
Morningstar Corporate Bond (High Quality) Average     Limited Maturity Income Fund, Intermediate Bond Fund


Morningstar Corporate Bond (High Yield) Average       Income Fund
Morningstar Government Bond (General) Average         Limited Maturity Income Fund, Government Income Fund
Morningstar Long-Term Taxable Bond Funds Average      All Funds
Salomon Brothers Broad Investment Grade Bond Index    All Funds
Salomon Brothers Mortgage Index                       Limited Maturity Income Fund, Government Income Fund

     The Lipper, ICD, and Morningstar averages are unweighted averages of total return performance of mutual funds as classified, calculated, and published by these independent services that monitor the performance of mutual funds. The Funds may also use comparative performance as computed in a ranking by these services or category averages and rankings provided by another independent service. Should these services reclassify a Fund to a different category or develop (and place a Fund into) a new category, that Fund may compare its performance or rank against other funds in the newly-assigned category (or the average of such category) as published by the service.

     In advertising and sales literature, a Fund may also cite its rating, recognition, or other mention by Morningstar or any other entity. Morningstar's rating system is based on risk-adjusted total return performance and is expressed in a star-rating format. The risk-adjusted number is computed by subtracting a Fund's risk score (which is a function of the Fund's monthly returns less the 3-month T-bill return) from the Fund's load-adjusted total return score. This numerical score is then translated into rating categories, with the top 10% labeled five star, the next 22.5% labeled four star, the next 35% labeled three star, the next 22.5% labeled two star, and the bottom 10% one star. A high rating reflects either above-average returns or below-average risk, or both.

     The Merrill Lynch Mortgage Master Index measures total return performance of federal agency mortgage-backed pass-through securities. The Merrill Lynch High-Yield Master Index measures the total return performance of corporate debt issues rated less than investment grade but not in default. The Merrill Lynch Corporate and Government Master Index measures total return performance of a broad range of U.S. Treasury, federal agency, and corporate debt securities, but excluding mortgage-backed securities.

     The Salomon Brothers Broad Investment Grade Bond Index measures the market-weighted total return of a wide range of debt securities, including U.S. Treasury/agency securities, investment-grade corporate bonds, and mortgage pass-through securities. The Salomon Brothers Mortgage Index measures total return of the mortgage pass-through securities market.

     Of course, past performance is not indicative of future
results.
                          ____________________

     To illustrate the historical returns on various types of financial assets, the Funds may use historical data provided by Ibbotson Associates, Inc. ("Ibbotson"), a Chicago-based investment firm. Ibbotson constructs (or obtains) very long-term (since
1926) total return data (including, for example, total return indexes, total return percentages, average annual total returns and standard deviations of such returns) for the following asset types:

                          Common stocks
                          Small company stocks
                          Long-term corporate bonds
                          Long-term government bonds
                          Intermediate-term government bonds
                          U.S. Treasury bills
                          Consumer Price Index
                        ____________________

     A Fund may also use hypothetical returns to be used as an example in a mix of asset allocation strategies. One such example is reflected in the chart below, which shows the effect of tax deferral on a hypothetical investment. This chart assumes that an investor invested $2,000 a year on January 1, for any specified period, in both a Tax-Deferred Investment and a Taxable Investment, that both investments earn either 6%, 8% or 10% compounded annually, and that the investor withdrew the entire amount at the end of the period. (A tax rate of 39.6% is applied annually to the Taxable Investment and on the withdrawal of earnings on the Tax-Deferred Investment.)

                 TAX-DEFERRED INVESTMENT VS. TAXABLE INVESTMENT

INTEREST RATE      6%        8%       10%        6%          8%        10%
Compounding
Years            Tax-Deferred Investment           Taxable Investment
30           $124,992   $171,554   $242,340   $109,197   $135,346   $168,852
25             90,053    115,177    150,484     82,067     97,780    117,014
20             62,943     75,543     91,947     59,362     68,109     78,351
15             41,684     47,304     54,099     40,358     44,675     49,514
10             24,797     26,820     29,098     24,453     26,165     28,006
5              11,178     11,613     12,072     11,141     11,546     11,965
1               2,072      2,096      2,121      2,072      2,096      2,121

     Average Life Calculations. From time to time, a Fund may quote an average life figure for its portfolio. Average life is the weighted average period over which the Adviser expects the principal to be paid, and differs from stated maturity in that it estimates the effect of expected principal prepayments and call provisions. With respect to GNMA securities and other mortgage-backed securities, average life is likely to be substantially less than the stated maturity of the mortgages in the underlying pools. With respect to obligations with call provisions, average life is typically the next call date on which the obligation reasonably may be expected to be called. Securities without prepayment or call provisions generally have an average life equal to their stated maturity.

     Dollar Cost Averaging. Dollar cost averaging is an investment strategy that requires investing a fixed amount of money in Fund shares at set intervals. This allows you to purchase more shares when prices are low and fewer shares when prices are high. Over time, this tends to lower your average cost per share.

     Like any investment strategy, dollar cost averaging can't guarantee a profit or protect against losses in a steadily declining market. Dollar cost averaging involves uninterrupted investing regardless of share price and therefore may not be appropriate for every investor.

     From time to time, a Fund may offer in its advertising and sales literature to send an investment strategy guide, a tax guide, or other supplemental information to investors and shareholders. It may also mention the Stein Roe Counselor [service mark] and the Stein Roe Counselor Preferred [service mark] programs and asset allocation and other investment strategies.

                        APPENDIX--RATINGS

RATINGS IN GENERAL

     A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities in which a Fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

     The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc. ("Moody's") and
Standard & Poor's Corporation ("S&P").

CORPORATE BOND RATINGS

RATINGS BY MOODY'S

     AAA.  Bonds rated Aaa are judged to be the best quality.
They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are more unlikely to impair the fundamentally strong position of such bonds.

     Aa. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa bonds.

     A. Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa. Bonds rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

RATINGS BY S&P

     AAA. Debt rated AAA has the highest rating. Capacity to pay interest and repay principal is extremely strong.

     AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

     BB, B, CCC, CC, AND C. Debt rated BB, B, CCC, CC, or C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C1. This rating is reserved for income bonds on which no interest is being paid.

     D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears. The D rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

NOTES:
The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Foreign debt is rated on the same basis as domestic debt measuring the creditworthiness of the issuer; ratings of foreign debt do not take into account currency exchange and related uncertainties.

The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

COMMERCIAL PAPER RATINGS

RATINGS BY MOODY'S

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Prime-1	Highest Quality
Prime-2	Higher Quality
Prime-3	High Quality

     If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment.

RATINGS BY S&P

     A brief description of the applicable rating symbols and their meaning follows:

     A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

     A-1. This designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

                         STEINROE INCOME TRUST
                         SteinRoe Income Fund

 WASHINGTON STATE SUPPLEMENT TO PROSPECTUS DATED NOVEMBER 1, 1995
                       ______________________

     Income Fund is permitted to invest more than 35% of its assets in obligations rated below Baa by Moody's or below BBB by S&P and in unrated obligations. If the Fund were to invest 35% or more of its assets in such obligations, the Washington State Securities Division believes that an investment in the Fund would be speculative. As of the date of this supplement, less than 35% of the Fund's total assets are invested in such obligations, but no assurance can be given that the Fund will continue to do so.

       The Date of this Supplement is November 1, 1995

                                                              WA09